      As filed with the Securities and Exchange Commission on April 26, 2004


                                               1933 Act Registration No. 2-27334
                                              1940 Act Registration No. 811-1540

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

Pre-Effective Amendment No. ____


Post-Effective Amendment No. 95                                              [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


         Amendment No. 95                                                    [X]



                        (Check appropriate box or boxes.)

                                 AIM FUNDS GROUP
                                 ---------------
               (Exact name of Registrant as Specified in Charter)

                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (713) 626-1919

                                Robert H. Graham
                 11 Greenway Plaza, Suite 100, Houston, TX 77046
                 -----------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:


         Melanie Ringold, Esquire         Martha J. Hays, Esquire
         A I M Advisors, Inc.             Ballard Spahr Andrews & Ingersoll, LLP
         11 Greenway Plaza, Suite 100     1735 Market Street, 51st Floor
         Houston, Texas 77046             Philadelphia, Pennsylvania  19103-7599


Approximate Date of Proposed Public Offering:   As soon as practicable after the
                                                effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box)

         [ ]      immediately upon filing pursuant to paragraph (b)


         [X]      on April 30, 2004 pursuant to paragraph (b)


         [ ]      60 days after filing pursuant to paragraph (a)(1)


         [ ]      on (date), pursuant to paragraph (a)(1)


         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on (date), pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                               AIM BALANCED FUND



                                                                     PROSPECTUS


                                                                 APRIL 30, 2004


AIM Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -5.44%
1995...................................................................   34.97%
1996...................................................................   19.25%
1997...................................................................   24.41%
1998...................................................................   12.46%
1999...................................................................   19.04%
2000...................................................................   -4.21%
2001...................................................................  -11.33%
2002...................................................................  -17.85%
2003...................................................................   17.23%




    The Class A shares' year-to-date total return as of March 31, 2004 was 3.65%.


    During the periods shown in the bar chart, the highest quarterly return was 16.22% (quarter ended December 31, 1999) and the lowest quarterly return was -12.21% (quarter ended September 30, 2001).

                               -----------------
                               AIM BALANCED FUND
                               -----------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2003)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
-----------------------------------------------------------------------------------------
Class A                                                                         03/31/78
  Return Before Taxes             11.65%    (1.50)%     7.04%          --
  Return After Taxes on
    Distributions                 10.90     (2.48)      5.75           --
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                    7.53     (1.82)      5.36           --
Class B                                                                         10/18/93
  Return Before Taxes             11.29     (1.66)      6.88           --
Class C                                                                         08/04/97
  Return Before Taxes             15.32     (1.29)        --         1.42
Class R(2)                                                                      03/31/78(2)
  Return Before Taxes             16.92     (0.78)      7.30           --
-----------------------------------------------------------------------------------------
S&P 500(3)                        28.67     (0.57)     11.06           --             --
Custom Balanced Index(4)          19.80      5.15      10.18           --             --
Lipper Balanced Fund Index(5)     19.94      2.95       8.27           --             --
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.
(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five and ten year periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.


(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Custom Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. This index consists of the following indices: 60% Russell 1000(R) Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with the lower price to book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(5) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                   CLASS A       CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     4.75%          None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)        None(1,2)      5.00%      1.00%      None(3)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.52%     0.52%     0.52%     0.52%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50

Other Expenses                              0.33      0.33      0.33      0.33

Total Annual Fund
Operating Expenses                          1.10      1.85      1.85      1.35
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $582     $808     $1,052     $1,752
Class B                                      688      882      1,201      1,973
Class C                                      288      582      1,001      2,169
Class R                                      137      428        739      1,624
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $582     $808     $1,052     $1,752
Class B                                      188      582      1,001      1,973
Class C                                      188      582      1,001      2,169
Class R                                      137      428        739      1,624
--------------------------------------------------------------------------------

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.52% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full time student.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.


- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2003, 2002, 2001 and 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years or periods was audited by other public accountants.







                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003             2002          2001                 2000          1999
                                                     ----------       ----------    ----------           ----------    ----------
Net asset value, beginning of period                 $    20.81       $    25.94    $    30.10           $    32.69    $    28.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35(a)          0.49(a)       0.71(a)(b)           0.92(a)       0.82(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        3.20            (5.09)        (4.14)               (2.23)         4.46
=================================================================================================================================
    Total from investment operations                       3.55            (4.60)        (3.43)               (1.31)         5.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.43)           (0.53)        (0.73)               (0.79)        (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --               --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                   (0.43)           (0.53)        (0.73)               (1.28)        (0.82)
=================================================================================================================================
Net asset value, end of period                       $    23.93       $    20.81    $    25.94           $    30.10    $    32.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           17.23%          (17.85)%      (11.36)%              (4.18)%       19.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,297,378       $1,434,164    $2,284,776           $2,507,641    $1,800,350
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.10%(d)         1.06%         1.01%                0.96%         0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                   1.60%(d)         2.11%         2.60%(b)             2.80%         2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     114%              78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of $1,358,995,358.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------






                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                           2003           2002         2001                 2000          1999
                                                         --------       --------    ----------           ----------    ----------
Net asset value, beginning of period                     $  20.77       $  25.88    $    30.01           $    32.61    $    28.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.19(a)        0.31(a)       0.50(a)(b)           0.66(a)       0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.17          (5.06)        (4.11)               (2.23)         4.45
=================================================================================================================================
    Total from investment operations                         3.36          (4.75)        (3.61)               (1.57)         5.03
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.26)         (0.36)        (0.52)               (0.54)        (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --             --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                     (0.26)         (0.36)        (0.52)               (1.03)        (0.60)
=================================================================================================================================
Net asset value, end of period                           $  23.87       $  20.77    $    25.88           $    30.01    $    32.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             16.29%        (18.46)%      (12.01)%              (4.93)%       18.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $739,424       $766,330    $1,176,679           $1,358,823    $1,183,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.85%(d)       1.81%         1.76%                1.73%         1.75%
=================================================================================================================================
Ratio of net investment income to average net assets         0.85%(d)       1.36%         1.86%(b)             2.03%         2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%            78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of $733,644,320.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003           2002        2001               2000        1999
                                                              --------       --------    --------           --------    --------
Net asset value, beginning of period                          $  20.80       $  25.92    $  30.05           $  32.65    $  28.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.19(a)        0.31(a)     0.50(a)(b)         0.66(a)     0.58(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.18          (5.07)      (4.11)             (2.23)       4.46
================================================================================================================================
    Total from investment operations                              3.37          (4.76)      (3.61)             (1.57)       5.04
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.36)      (0.52)             (0.54)      (0.60)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --              (0.49)         --
================================================================================================================================
    Total distributions                                          (0.26)         (0.36)      (0.52)             (1.03)      (0.60)
================================================================================================================================
Net asset value, end of period                                $  23.91       $  20.80    $  25.92           $  30.05    $  32.65
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  16.32%        (18.46)%    (11.99)%            (4.93)%     18.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $264,513       $302,346    $483,644           $365,510    $200,585
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.85%(d)       1.81%       1.76%              1.73%       1.75%
================================================================================================================================
Ratio of net investment income to average net assets              0.85%(d)       1.36%       1.85%(b)           2.03%       2.00%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            114%            78%         73%                55%         65%
________________________________________________________________________________________________________________________________
================================================================================================================================



(a) Calculated using average shares outstanding.


(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of $279,183,614.

                               -----------------
                               AIM BALANCED FUND
                               -----------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                            CLASS R
                                                              ------------------------------------
                                                              YEAR ENDED        JUNE 3, 2002 (DATE
                                                              DECEMBER          SALES COMMENCED)
                                                                31,             TO DECEMBER 31,
                                                                2003                2002
                                                              -----------       ------------------
Net asset value, beginning of period                            $20.83               $ 23.73
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30(a)               0.22(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.19                 (2.78)
==================================================================================================
    Total from investment operations                              3.49                 (2.56)
==================================================================================================
Less distributions from net investment income                    (0.37)                (0.34)
==================================================================================================
Net asset value, end of period                                  $23.95               $ 20.83
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                  16.92%               (10.82)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,812               $   293
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                           1.35%(c)              1.33%(d)
==================================================================================================
Ratio of net investment income to average net assets              1.35%(c)              1.83%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                         114%                   78%
__________________________________________________________________________________________________
==================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $2,759,046.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Balanced Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     BAL-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                         AIM BASIC BALANCED FUND


                                                                     PROSPECTUS

                                                                 APRIL 30, 2004



AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.


--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.



As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.



Investments in the fund:


- are not FDIC insured;


- may lose value; and


- are not guaranteed by a bank.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-6
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities and up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


ANNUAL TOTAL RETURNS

--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%




    The Class A shares' year-to-date total return as of March 31, 2004 was 2.94%.



    During the period shown in the bar chart, the highest quarterly return was 14.54% (quarter ended June 30, 2003) and the lowest quarterly return was -11.63% (quarter ended September 30, 2002).

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                                SINCE          INCEPTION
December 31, 2003)                        1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                09/28/01
  Return Before Taxes                      16.56%         5.14%
  Return After Taxes on Distributions      16.44          4.81
  Return After Taxes on Distributions
     and Sale of Fund Shares               10.87          4.19
Class B                                                                09/28/01
  Return Before Taxes                      16.64          5.53
Class C                                                                09/28/01
  Return Before Taxes                      20.64          6.76
Class R(1)                                                             09/28/01
  Return Before Taxes                      22.16          7.27
----------------------------------------------------------------------------------
S&P 500(2)                                 28.67          4.73(5)      09/30/01(5)
Custom Basic Balanced Index(3)             19.27          7.57(5)      09/30/01(5)
Lipper Balanced Fund Index(4)              19.94          6.02(5)      09/30/01(5)
----------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Custom Basic Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The Custom Basic Balanced Index is an index created by A I M Advisors, Inc. to benchmark the fund. This index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value and 40% Lehman Brothers U.S. Aggregate Bond. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass throughs and asset backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(4) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
----------------------------------------------------------------------------
(fees paid directly from
your investment)                  CLASS A    CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                     4.75%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                  None(1,2)   5.00%     1.00%      None(3)
----------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
----------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                 CLASS A    CLASS B    CLASS C    CLASS R
----------------------------------------------------------------------------
Management Fees                     0.65%      0.65%      0.65%      0.65%

Distribution and/or
Service (12b-1) Fees                0.35       1.00       1.00       0.50%

Other Expenses(5)                   0.57       0.57       0.57       0.57

Total Annual Fund
Operating Expenses(6)               1.57       2.22       2.22       1.72
----------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Other Expenses for Class R shares are based on estimated average net assets for the current fiscal year.


(6) The funds advisor has voluntarily agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A shares to 1.50% (e.g., if the advisor waives 0.07% of Class A share expenses, the advisor will also waive 0.07% of Class B, Class C and Class R share expenses. Total Annual Fund Operating Expenses net of this agreement for the fiscal year ended December 31, 2003 for Class A, Class B and Class C shares are 1.50%, 2.15% and 2.15%, respectively, and restated for Class R shares are 1.65%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $627       $947      $1,290     $2,254
Class B                              725        994       1,390      2,391
Class C                              325        694       1,190      2,554
Class R                              175        542         933      2,030
----------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                   1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------
Class A                             $627       $947      $1,290     $2,254
Class B                              225        694       1,190      2,391
Class C                              225        694       1,190      2,554
Class R                              175        542         933      2,030
----------------------------------------------------------------------------

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal period ended December 31, 2003, the advisor received compensation of 0.58% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are


- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.


    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Balanced Fund are subject to the maximum 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist of both capital gains and ordinary income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.





                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
                                                              -------       -------       ------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05          0.11(a)            0.03(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.05         (1.28)              0.76
============================================================================================================
    Total from investment operations                             2.10         (1.17)              0.79
============================================================================================================
Less distribution from net investment income                    (0.06)        (0.12)             (0.04)
============================================================================================================
Net asset value, end of period                                $ 11.50       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 22.35%       (10.97)%             7.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,675       $32,414            $10,753
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.50%(c)      1.48%              1.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(c)      1.67%              2.89%(d)
============================================================================================================
Ratio of net investment income to average net assets             0.46%(c)      1.15%              1.16%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $40,154,641.


(d) Annualized.


(e) Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
                                                              -------       -------       ------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)            0.01(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)              0.77
============================================================================================================
    Total from investment operations                             2.04         (1.24)              0.78
============================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)             (0.03)
============================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 21.64%       (11.56)%             7.76%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $76,304       $47,597            $16,067
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%              2.08%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%              3.54%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%              0.52%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are annualized and based on average net assets of $58,717,932.


(d)Annualized.


(e)Not annualized for periods less than one year.

                            -----------------------
                            AIM BASIC BALANCED FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       SEPTEMBER 28, 2001
                                                                   YEAR ENDED           (DATE OPERATIONS
                                                                  DECEMBER 31,           COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
                                                              -------       -------    ------------------
Net asset value, beginning of period                          $  9.46       $ 10.75          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)         0.01(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)           0.77
=========================================================================================================
    Total from investment operations                             2.04         (1.24)           0.78
=========================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)          (0.03)
=========================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46          $10.75
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 21.64%       (11.57)%          7.76%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,790       $15,727          $5,168
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%           2.08%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%           3.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%           0.52%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                         51%           42%              7%
_________________________________________________________________________________________________________
=========================================================================================================



(a)Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average net assets of $18,476,969.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.



If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us



BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com



You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.


----------------------------------------

   AIM Basic Balanced Fund


   SEC 1940 Act file number: 811-1540

----------------------------------------

AIMinvestments.com     BBA-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                 AIM EUROPEAN SMALL COMPANY FUND

                                                                     PROSPECTUS
                                                                 APRIL 30, 2004

AIM European Small Company Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
Future Limited Fund Offering                         5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-6
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of small European companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers various factors when determining whether a company is in Europe, including whether (1) it is organized under the laws of a country in Europe; (2) it has a principal office in a country in Europe; (3) it derives 50% or more of its total revenues from business in a country in Europe; or (4) its equity securities are traded principally on a stock exchange, or in an over-the-counter market, in a country in Europe. The fund considers a company to be a small company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark--Index, which measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring U.S. stock, market performance. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.


    The fund will normally invest in the securities of companies located in at least three European countries. The fund may invest up to 35% of its total assets in European companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of European companies. The fund may invest up to 20% of its assets in securities of non-European companies. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers focus on companies that are experiencing strong growth and have prospects for future long-term growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly or if it were diversified.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -21.59%
2002...................................................................    2.50%
2003...................................................................   63.96%




    The Class A shares' year-to-date total return as of March 31, 2004 was 9.30%.



    During the period shown in the bar chart, the highest quarterly return was 21.75% (quarter ended June 30, 2003) and the lowest quarterly return was -19.08% (quarter ended March 31, 2001).


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------
(for the periods ended                                 SINCE          INCEPTION
December 31, 2003)                        1 YEAR     INCEPTION           DATE
-----------------------------------------------------------------------------------
Class A                                                                 08/31/00
  Return Before Taxes                      54.92%         4.23%
  Return After Taxes on Distributions       54.86          4.15
  Return After Taxes on Distributions
    and Sale of Fund Shares                 35.78          3.57
Class B                                                                 08/31/00
  Return Before Taxes                       57.86          4.50
Class C                                                                 08/31/00
  Return Before Taxes                       61.86          5.30
-----------------------------------------------------------------------------------
MSCI EAFE Index(1)                          38.59         (4.85)(4)     08/31/00(4)
MSCI European Small Cap Index(2)            57.20       3.54(4)         08/31/00(4)
Lipper European Region Fund Index(3)        38.15         (5.59)(4)     08/31/00(4)
-----------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International European Small Cap Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper European Region Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(2) The MSCI European Small Cap Index includes approximately 500 securities from 15 eligible European countries. MSCI selects the most liquid securities relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country.


(3) The Lipper European Region Fund Index is an equally weighted representation of the 30 largest funds in the Lipper European Region category. The funds in this index concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.


(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                     5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds,
whichever is less)                                 None  (1,  2)  5.00%   1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                                 2.00%(3)   None       None
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.95%      0.95%      0.95%

Distribution and/or Service (12b-1) Fees            0.35       1.00       1.00

Other Expenses                                      1.38       1.38       1.38

Total Annual Fund Operating Expenses                2.68       3.33       3.33
Fee Waivers(5)                                      0.68       0.68       0.68
Net Expenses                                        2.00       2.65       2.65
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A shares held 30 days or less. See "Shareholder Information--Redeeming
    Shares--Redemption Fee" for more information.


(4) There is no guarantee that actual expenses will be the same as those shown in the table.


(5) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.


You may be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,276    $1,835     $3,350
Class B                                      768     1,261     1,878      3,428
Class C                                      368       961     1,678      3,576
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,276    $1,835     $3,350
Class B                                      268       961     1,678      3,428
Class C                                      268       961     1,678      3,576
--------------------------------------------------------------------------------

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 2003, the advisor received compensation of 0.27% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer, (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1996.

- Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999. Prior to 1999, he was a full time student.

    They are assisted by the Europe/Canada Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM European Small Company Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE LIMITED FUND OFFERING

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may limit public sales of its shares to certain investors after assets reach approximately $1 billion. Existing shareholders of the fund who maintain open accounts will be permitted to continue to make additional investments in the fund.

    During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares.

    The fund may resume sales of shares to new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                                                  AUGUST 31,
                                                                                                                     2000
                                                                                                               (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                              ----------------------------------------           DECEMBER 31,
                                                               2003             2002            2001                 2000
                                                              -------          -------         -------         ----------------
Net asset value, beginning of period                          $  7.37          $  7.19         $  9.17              $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)        (0.04)(a)       (0.05)(a)           (0.04)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.74             0.22           (1.93)              (0.74)
===============================================================================================================================
    Total from investment operations                             4.71             0.18           (1.98)              (0.78)
===============================================================================================================================
Less distributions from net investment income                   (0.03)              --              --               (0.05)
===============================================================================================================================
Net asset value, end of period                                $ 12.05          $  7.37         $  7.19              $ 9.17
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 63.96%            2.50%         (21.59)%             (7.84)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,103          $13,597         $ 6,969              $8,606
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.00%(c)         2.01%           2.01%               2.07%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.68%(c)         3.05%           4.65%               6.28%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.28)%(c)       (0.51)%         (0.61)%             (1.28)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                        130%             119%            152%                 25%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $25,390,593.
(d) Annualized.
(e) Not annualized for periods less than one year.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
                                                              ------      ------      -------      ----------------
Net asset value, beginning of period                          $ 7.27      $ 7.15      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.08)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 4.65        0.21        (1.92)           (0.74)
===================================================================================================================
    Total from investment operations                            4.57        0.12        (2.02)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.15           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.68%      (22.03)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,415      $5,689      $ 2,330           $2,851
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $6,013,048.
(d) Annualized.
(e) Not annualized for periods less than one year.

                        -------------------------------
                        AIM EUROPEAN SMALL COMPANY FUND
                        -------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
                                                              ------      ------      -------      ----------------
Net asset value, beginning of period                          $ 7.27      $ 7.14      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 4.66        0.22        (1.93)           (0.74)
===================================================================================================================
    Total from investment operations                            4.57        0.13        (2.03)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.14           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.82%      (22.14)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,346      $2,057      $ 1,091           $1,073
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $3,260,594.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM European Small Company Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     ESC-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                           AIM GLOBAL VALUE FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


AIM Global Value Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    4

FEE TABLE AND EXPENSE EXAMPLE                        5
------------------------------------------------------
Fee Table                                            5

Expense Example                                      5

FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Managers                                   6

OTHER INFORMATION                                    6
------------------------------------------------------
Sales Charges                                        6

Dividends and Distributions                          6

FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective generally by investing in marketable equity securities of domestic issuers and foreign issuers; however, the fund may invest up to 80% of its total assets in marketable equity securities of foreign issuers. The fund invests without regard to market capitalization and will normally invest in the securities of companies located in at least four countries, including the United States. The fund will usually maintain at least 20% of its total assets in U.S. dollar denominated securities.

    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest in securities exchangeable for or convertible into marketable equity securities of foreign and domestic issuers.


    The fund also may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may invest up to 30% of its total assets in high-grade short-term securities and in debt securities, including U.S. Government obligations, investment-grade corporate bonds and taxable municipal securities. Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. For risk management or cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.


    The portfolio managers focus on companies that they believe trade below their intrinsic value, based on standard industry measurements and other subjective measurements considered appropriate by the portfolio managers from time to time.

    The portfolio managers may invest in securities that may increase in value as the result of a catalyst such as a new product launch, a restructuring, a management change, or a divestiture of a portion of a company. The portfolio managers may sell the security once they believe that the catalyst has caused the intrinsic value of the security to be realized or they believe that the company may not realize its full market value in the form of increased equity values.

    The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical companies, (2) established companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this market value in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of the above categories.

    In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth of countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to remain invested in a particular country when any of these factors materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


    A larger position in cash or cash equivalents could detract from achieving the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small- and medium-sized companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small- and medium-sized companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

 between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


    To the extent the fund holds cash or cash equivalents rather than equity securities for risk management purposes, the fund may not achieve its investment objective.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -1.49%
2002...................................................................  -8.08%
2003...................................................................  32.15%



    The Class A shares' year-to-date total return as of March 31, 2004 was 3.49%.



    During the period shown in the bar chart, the highest quarterly return was 15.10% (quarter ended December 31, 2003) and the lowest quarterly return was -13.40% (quarter ended March 31, 2001).

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE      INCEPTION
(for the periods ended December 31, 2003)         1 YEAR   INCEPTION     DATE
--------------------------------------------------------------------------------
Class A                                                                12/29/00
  Return Before Taxes                             24.84%      4.18%
  Return After Taxes on Distributions             24.49       4.07
  Return After Taxes on Distributions and Sale
     of Fund Shares                               16.56       3.56
Class B                                                                12/29/00
  Return Before Taxes                             26.26       4.56
Class C                                                                12/29/00
  Return Before Taxes                             30.37       5.50
--------------------------------------------------------------------------------
MSCI World Index(1)                               33.11      (3.92)(4) 12/31/00(4)
MSCI World Value Free Index(2)                    38.13      (2.02)(4) 12/31/00(4)
Lipper Global Fund Index(3)                       31.96      (3.30)(4) 12/31/00(4)
--------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.


(1) The Morgan Stanley Capital International World Index measures the performance of securities listed on the stock exchanges of 23 developed countries. The fund has also included the Morgan Stanley Capital International World Value Free Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Global Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(2) MSCI World Value Free Index includes buyable opportunities from 23 developed countries and is designed to measure global development market "value" equity performance.


(3) The Lipper Global Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Global Funds category. These funds invest at least 25% of their portfolios in securities traded outside of the United States.


(4) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                               CLASS A        CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                 5.50%          None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                              None(1,2)      5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount
redeemed/exchanged)                             2.00%(3)       None       None
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                      0.85%      0.85%      0.85%

Distribution and/or Service (12b-1) Fees             0.35       1.00       1.00

Other Expenses                                       1.92       1.92       1.92

Total Annual Fund Operating Expenses                 3.12       3.77       3.77

Fee Waivers(5)                                       1.12       1.12       1.12

Net Expenses                                         2.00       2.65       2.65
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A shares held 30 days or less. See "Shareholder Information--Redeeming
    Shares--Redemption Fees" for more information.


(4) There is no guarantee that actual expenses will be the same as those shown in the table.


(5) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.



You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,361    $2,003     $3,718
Class B                                      768     1,349     2,050      3,797
Class C                                      368     1,049     1,850      3,939
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,361    $2,003     $3,718
Class B                                      268     1,049     1,850      3,797
Class C                                      268     1,049     1,850      3,939
--------------------------------------------------------------------------------

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor did not receive any compensation due to a contractual expense limitation arrangement between the advisor and the Fund.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Roger J. Mortimer (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1995.

- Glen Hilton, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2002. From 2001 to 2002, he was a portfolio manager and senior analyst for Montgomery Asset Management, and from 1997 to 2001 he was an analyst for the same company.


    More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES


Purchases of Class A shares of AIM Global Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.


DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                                              DECEMBER 29, 2000
                                                                                                              (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                              --------------------------------------            DECEMBER 31,
                                                               2003            2002            2001                 2000
                                                              ------          ------          ------          -----------------
Net asset value, beginning of period                          $ 9.05          $ 9.85          $10.00               $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)        (0.11)(a)       (0.05)(a)               --
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.89           (0.69)          (0.10)                  --
===============================================================================================================================
    Total from investment operations                            2.90           (0.80)          (0.15)                  --
===============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.09)          (0.00)          (0.00)                  --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.12)             --              --                   --
===============================================================================================================================
    Total distributions                                        (0.21)             --              --                   --
===============================================================================================================================
Net asset value, end of period                                $11.74          $ 9.05          $ 9.85               $10.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                32.15%          (8.08)%         (1.49)%                 --
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,270          $6,321          $8,725               $1,110
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(c)        2.00%           1.91%                1.80%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.12%(c)        2.75%           4.44%               76.90%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     0.14%(c)       (1.16)%         (0.52)%               3.91%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                       372%            101%            168%                  --
_______________________________________________________________________________________________________________________________
===============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $6,877,159.


(d) Annualized.


(e) Not annualized for periods less than one year.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                             CLASS B
                                          ---------------------------------------------
                                                                        JANUARY 2, 2001
                                               YEAR ENDED                 (DATE SALES
                                              DECEMBER 31,               COMMENCED TO
                                          ---------------------          DECEMBER 31,
                                           2003           2002               2001
                                          ------         ------         ---------------
Net asset value, beginning of period      $ 8.94         $ 9.79             $10.00
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.05)(a)      (0.17)(a)          (0.11)(a)
---------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                2.83          (0.68)             (0.10)
=======================================================================================
    Total from investment operations        2.78          (0.85)             (0.21)
=======================================================================================
Less distributions:
  Dividends from net investment income     (0.03)            --              (0.00)
---------------------------------------------------------------------------------------
  Distributions from net realized gains    (0.12)            --                 --
=======================================================================================
    Total distributions                    (0.15)            --                 --
=======================================================================================
Net asset value, end of period            $11.57         $ 8.94             $ 9.79
_______________________________________________________________________________________
=======================================================================================
Total return(b)                            31.26%         (8.68)%            (2.09)%
_______________________________________________________________________________________
=======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $7,075         $4,624             $3,613
_______________________________________________________________________________________
=======================================================================================
Ratio of expenses to average net assets:
  With fee waivers                          2.65%(c)       2.65%              2.57%(d)
---------------------------------------------------------------------------------------
  Without fee waivers                       3.77%(c)       3.40%              5.10%(d)
=======================================================================================
Ratio of net investment income (loss) to
  average net assets                       (0.51)%(c)     (1.81)%            (1.18)%(d)
_______________________________________________________________________________________
=======================================================================================
Portfolio turnover rate(e)                   372%           101%               168%
_______________________________________________________________________________________
=======================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $5,242,214.


(d) Annualized.


(e) Not annualized for periods less than one year.

                             ---------------------
                             AIM GLOBAL VALUE FUND
                             ---------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                             CLASS C
                                          ----------------------------------------------
                                                                        JANUARY 11, 2001
                                               YEAR ENDED                 (DATE SALES
                                              DECEMBER 31,                COMMENCED TO
                                          ---------------------           DECEMBER 31,
                                           2003           2002                2001
                                          ------         ------         ----------------
Net asset value, beginning of period      $ 8.94         $ 9.79              $10.00
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.05)(a)      (0.17)(a)           (0.11)(a)
----------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                2.84          (0.68)              (0.10)
========================================================================================
    Total from investment operations        2.79          (0.85)              (0.21)
========================================================================================
Less distributions:
  Dividends from net investment income     (0.03)            --               (0.00)
----------------------------------------------------------------------------------------
  Distributions from net realized gains    (0.12)            --                  --
========================================================================================
    Total distributions                    (0.15)            --                  --
========================================================================================
Net asset value, end of period            $11.58         $ 8.94              $ 9.79
________________________________________________________________________________________
========================================================================================
Total return(b)                            31.37%         (8.68)%             (2.09)%
________________________________________________________________________________________
========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $2,853         $1,850              $1,312
________________________________________________________________________________________
========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                          2.65%(c)       2.65%               2.57%(d)
----------------------------------------------------------------------------------------
  Without fee waivers                       3.77%(c)       3.40%               5.10%(d)
========================================================================================
Ratio of net investment income (loss) to
  average net assets                       (0.51)%(c)     (1.81)%             (1.18)%(d)
________________________________________________________________________________________
========================================================================================
Portfolio turnover rate(e)                   372%           101%                168%
________________________________________________________________________________________
========================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $1,938,794.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request
                       by e-mail or download
                       prospectuses, annual or
                       semiannual reports via
                       our website:
                       http://www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Global Value Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     GLV-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                          AIM INTERNATIONAL EMERGING GROWTH FUND

                                                                     PROSPECTUS

                                                                 April 30, 2004


AIM International Emerging Growth Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, and C shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              3
------------------------------------------------------
Annual Total Returns                                 3

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing at least 65% of its total assets in securities of small and mid-sized international companies. The fund considers a company to be a small-capitalization or mid-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants. Under normal conditions, the top 10 holdings may comprise up to one-third of the fund's total assets.

    At least 65% of the fund's total assets will be invested in securities of companies located in countries outside of the United States. The fund will normally invest in companies located in at least four countries outside of the United States. The fund may invest up to 35% of its total assets in the securities of foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 35% of its total assets in securities of U.S. companies.

    The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign issuers. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that have experienced, or that they believe have the potential for, above-average, long-term growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

    The fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can. With respect to 50% of its assets, a non-diversified fund is permitted to invest more than 5% of its assets in the securities of any one issuer.


    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of small companies, whose prices may go up and down more than the prices of equity securities of larger, more established companies. Also, since equity securities of small companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the fund to sell securities at a desired price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, and because the fund is non-diversified, the value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the fund invested more broadly or if it were diversified.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2001...................................................................  -10.48%
2002...................................................................   -2.68%
2003...................................................................   75.10%




    The Class A shares' year-to-date total return as of March 31, 2004 was 10.18%.



    During the period shown in the bar chart, the highest quarterly return was 21.67% (quarter ended June 30, 2003) and the lowest quarterly return was -17.43% (quarter ended September 30, 2002).


PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended December 31,                    SINCE         INCEPTION
2003)                                     1 YEAR     INCEPTION          DATE
----------------------------------------------------------------------------------
Class A                                                                08/31/00
  Return Before Taxes                       65.52%        4.26%
  Return After Taxes on Distributions       65.48         4.19
  Return After Taxes on Distributions
    and Sale of Fund Shares                 42.64         3.60
Class B                                                                08/31/00
  Return Before Taxes                       68.83         4.52
Class C                                                                08/31/00
  Return Before Taxes                       72.68
----------------------------------------------------------------------------------
MSCI EAFE--Registered Trademark--
  Index(1)                                  38.59        (4.85)(4)     08/31/00(4)
MSCI AC World Free EX U.S. Growth
  Index(2)                                  34.91        (8.82)(4)     08/31/00(4)
Lipper International Small Cap Fund
  Index(3)                                  55.10         0.09(4)      08/31/00(4)
----------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index measures performance of global stock markets in 21 developed countries. The fund has also included the Morgan Stanley Capital International All Country World Free EX U.S. Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper International Small Cap Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(2) The MSCI AC World Free EX U.S. Growth Index is designed to measure growth equity market performance in the global developed and emerging markets. This index consists of the components of the MSCI AC World Free Index with the exception of the United States.
(3) The Lipper International Small Cap Fund Index is an equally weighted representation of the 10 largest funds within the Lipper International Small Cap category. These funds invest their assets in securities whose primary trading markets are outside the United States.

(4) The average annual total return given is since the month end closest to the inception of the class with the longest performance history.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                     5.50%      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)          None(1,2)  5.00%      1.00%

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)      2.00%(3)   None       None
--------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.95%      0.95%      0.95%

Distribution and/or
Service (12b-1) Fees                                0.35       1.00       1.00

Other Expenses                                      1.05       1.05       1.05

Total Annual Fund
Operating Expenses                                  2.35%      3.00%      3.00%
Fee Waivers(5)                                      0.35       0.35       0.35
Net Expenses                                        2.00       2.65       2.65
--------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.


(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.


(3) You may be charged a 2.00% fee on redemptions or exchanges of Class A shares held 30 days or less. See "Shareholder Information -- Redeeming
    Shares -- Redemption/Exchange Fees" for more information.


(4) There is no guarantee that actual expenses will be the same as those shown in the table.


(5) The fund's advisor has contractually agreed to waive advisory fees or reimburse expenses necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65% and 2.65% on Class A, Class B and Class C shares, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. This expense limitation agreement is in effect through December 31, 2004.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,212    $1,706     $3,063
Class B                                      768     1,195     1,746      3,141
Class C                                      368       895     1,546      3,293
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $742    $1,212    $1,706     $3,063
Class B                                      268       895     1,546      3,141
Class C                                      268       895     1,546      3,293
--------------------------------------------------------------------------------

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.60% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Jason T. Holzer (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1996.

- Barrett K. Sides (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1990.

- Shuxin Cao, Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1997.


- Borge Endresen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1999.



    They are assisted by the Asia/Latin America and Europe/Canada Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Emerging Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                          AUGUST 31,
                                                                                                             2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2003          2002         2001               2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.91       $ 7.10       $  7.97           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.24        (0.13)        (0.76)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.20        (0.19)        (0.84)            (2.03)
=======================================================================================================================
Less dividends from net investment income                       (0.03)          --         (0.03)               --
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 12.08       $ 6.91       $  7.10           $  7.97
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 75.10%       (2.68)%      (10.48)%          (20.30)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,269       $9,703       $ 5,202           $ 5,625
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)     2.01%         2.00%(d)          2.11%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.35%(c)     3.03%         4.53%(d)          6.83%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)   (0.85)%       (1.12)%           (1.09)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $33,765,767.


(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.


(e) Annualized.


(f) Not annualized for periods less than one year.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                          AUGUST 31,
                                                                                                             2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2003          2002         2001               2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.84       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.15        (0.12)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.05        (0.23)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.84       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 73.83%       (3.25)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $16,543       $3,918       $ 2,016           $ 1,992
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $7,484,179.


(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.


(e) Annualized.


(f) Not annualized for periods less than one year.

                     --------------------------------------
                     AIM INTERNATIONAL EMERGING GROWTH FUND
                     --------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                          AUGUST 31,
                                                                                                             2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2003          2002         2001               2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.83       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.16        (0.13)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.06        (0.24)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.83       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 74.09%       (3.39)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 9,208       $2,849       $ 2,588           $ 2,649
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are annualized and based on average daily net assets of $4,346,998.


(d) Ratios of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.


(e) Annualized.


(f) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM International Emerging Growth Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     IEG-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                    AIM MID CAP BASIC VALUE FUND


                                                                     PROSPECTUS

                                                                 APRIL 30, 2004



AIM Mid Cap Basic Value Fund seeks to provide long-term growth of capital.


--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.



As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.



An investment in the fund:


- is not FDIC insured;


- may lose value; and


- is not guaranteed by a bank.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

PERFORMANCE INFORMATION                              2
------------------------------------------------------

Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------

Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------

The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------

Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------

Choosing a Share Class                             A-1

Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4

Purchasing Shares                                  A-5

Redeeming Shares                                   A-6

Exchanging Shares                                 A-10

Pricing of Shares                                 A-12

Taxes                                             A-13

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies domiciled in the United States. The companies in the Russell Midcap--Registered Trademark-- Index represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets.


    The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.


    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.



                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2002...................................................................  -17.70%

2003...................................................................   37.06%




    The Class A shares' year-to-date total return as of March 31, 2004 was 6.03.



    During the period shown in the bar chart, the highest quarterly return was 20.54% (quarter ended June 30, 2003) and the lowest quarterly return was -20.77% (quarter ended September 30, 2002).

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                                SINCE          INCEPTION
December 31, 2003)                        1 YEAR    INCEPTION           DATE
----------------------------------------------------------------------------------
Class A                                                                12/31/01
  Return Before Taxes                     29.51%         3.26%
  Return After Taxes on Distributions     29.51          3.26
  Return After Taxes on Distributions
    and Sale of Fund Shares               19.18          2.77
Class B                                                                12/31/01
  Return Before Taxes                     31.19          3.63
Class C                                                                12/31/01
  Return Before Taxes                     35.06          5.50
Class R(1)
  Return Before Taxes                     36.86          6.05          12/31/01
----------------------------------------------------------------------------------
S&P 500 Index(2)                          28.67          0.12(5)       12/31/01(5)
Russell Midcap--Registered Trademark--
  Value Index(3)                          38.07         11.69(5)       12/31/01(5)
Lipper Mid-Cap Value Fund Index(4)        39.08          8.95(5)       12/31/01(5)
----------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is April 30, 2004.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell Midcap Value--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The Russell Midcap Value--Registered Trademark-- Index measures the performance of those Russell Midcap--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.
(4) The Lipper Mid-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Value category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.
(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
(fees paid directly from
your investment)                                    CLASS A     CLASS B     CLASS C     CLASS R
------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                    5.50%      None        None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is less)             None(1,2)     5.00%       1.00%     None(3)
------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
------------------------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                   CLASS A     CLASS B     CLASS C     CLASS R
------------------------------------------------------------------------------------------------
Management Fees                                       0.80%       0.80%       0.80%       0.80%

Distribution and/or
Service (12b-1) Fees                                  0.35        1.00        1.00        0.50

Other Expenses(5)                                     0.77        0.77        0.77        0.77

Total Annual Fund
Operating Expenses(6)                                 1.92        2.57        2.57        2.07
------------------------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) Other Expenses for Class R shares are based on estimated average net assets for the current fiscal year.


(6) The funds advisor has voluntarily agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for the fund's Class A shares to 1.80% (e.g., if the advisor waives 0.12% of Class A share expenses, the advisor will also waive 0.12% of Class B, Class C and Class R share expenses. Total Annual Fund Operating Expenses net of this agreement for the fiscal year ended December 31, 2003 for Class A, Class B and Class C shares are 1.50%, 2.15% and 2.15%, respectively, and restated Class R shares are 1.65%. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------------
Class A                                                          $734        $1,120        $1,530        $2,670
Class B                                                           760         1,099         1,565         2,747
Class C                                                           360           799         1,365         2,905
Class R                                                           210           649         1,114         2,400
-----------------------------------------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                                                1 YEAR      3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------------------
Class A                                                          $734        $1,120        $1,530        $2,670
Class B                                                           260           799         1,365         2,747
Class C                                                           260           799         1,365         2,905
Class R                                                           210           649         1,114         2,400
-----------------------------------------------------------------------------------------------------------------

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.68% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.

- Timothy P. Beyer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2003. From 2001 to 2003, he served as a portfolio manager with USAA. From 1996 to 2001, he was a portfolio manager with Bank of America.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Mid Cap Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.




                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002          COMMENCED)
                                                              -------       -------       -----------------
Net asset value, beginning of period                          $  8.23       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)        (0.06)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.13         (1.70)             (0.01)
===========================================================================================================
    Total from investment operations                             3.05         (1.76)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.28       $  8.23            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 37.06%       (17.62)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,372       $39,130            $   400
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.80%(c)      1.80%              1.80%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.92%(c)      1.93%            199.49%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.00)%(c)    (0.70)%            (0.31)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $37,616,169.


(d) Annualized.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
                                                              -------       -------       -----------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.09         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.96         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.14       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 36.19%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,165       $21,204            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $26,691,192.


(d) Annualized.

                          ----------------------------
                          AIM MID CAP BASIC VALUE FUND
                          ----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
                                                              -------       -------       -----------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.07         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.95         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.13       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return                                                    36.06%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,422       $ 8,059            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================



(a)Calculated using average shares outstanding.


(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c)Ratios are based on average daily net assets of $8,936,175.


(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------

   AIM Mid Cap Basic Value Fund


   SEC 1940 Act file number: 811-1540

----------------------------------------


AIMinvestments.com     MCBV-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                         AIM PREMIER EQUITY FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


AIM Premier Equity Fund seeks to achieve long-term growth of capital. Income is a secondary objective.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-6
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.


    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of these categories.

    The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment in the fund may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................    3.28%
1995...................................................................   34.85%
1996...................................................................   14.52%
1997...................................................................   23.95%
1998...................................................................   32.76%
1999...................................................................   29.95%
2000...................................................................  -14.95%
2001...................................................................  -12.99%
2002...................................................................  -30.91%
2003...................................................................   24.90%




    The Class A shares' year-to-date total return as of March 31, 2004 was 0.53%.


    During the periods shown in the bar chart, the highest quarterly return was 27.35% (quarter ended December 31, 1998) and the lowest quarterly return was -18.61% (quarter ended June 30, 2002).

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------------------
(for the periods ended                                            SINCE         INCEPTION
December 31, 2003)              1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)     DATE
------------------------------------------------------------------------------------------
Class A                                                                          05/01/84
  Return Before Taxes             17.99%    (4.75)%     7.49%          --
  Return After Taxes on
     Distributions                17.99     (5.46)      6.10           --
  Return After Taxes on
     Distributions and Sale of
     Fund Shares                  11.69     (4.07)      5.98           --
Class B                                                                          10/18/93
  Return Before Taxes             18.76     (4.73)      7.41           --
Class C                                                                          08/04/97
  Return Before Taxes             22.90     (4.40)        --         0.78%
Class R(2)                                                                       05/01/84(2)
  Return Before Taxes             24.53     (3.91)      7.82           --
------------------------------------------------------------------------------------------
S&P 500(3)                        28.67     (0.57)     11.06           --              --
Lipper Large-Cap Core Fund
  Index(4)                        24.80     (1.08)      9.27           --              --
------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual, after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(2) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown for the five and ten year periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.


(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, the Lipper Large-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the Standard & Poor's 500 Index.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.63%     0.63%     0.63%     0.63%

Distribution and/or
Service (12b-1) Fees                        0.25      1.00      1.00      0.50

Other Expenses                              0.39      0.39      0.39      0.39

Total Annual Fund
Operating Expenses(5)                       1.27      2.02      2.02      1.52
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.

(5) The investment advisor has voluntarily agreed to waive a portion of the management fees on assets in excess of $5 billion. Total Annual Fund Operating Expenses, net of this agreement were 1.26%, 2.01%, 2.01% and 1.51% for Class A, Class B, Class C and Class R shares, respectively. Termination of this agreement requires approval by the Board of Trustees.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $672     $931     $1,209     $2,000
Class B                                      705      934      1,288      2,155
Class C                                      305      634      1,088      2,348
Class R                                      155      480        829      1,813
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $672     $931     $1,209     $2,000
Class B                                      205      634      1,088      2,155
Class C                                      205      634      1,088      2,348
Class R                                      155      480        829      1,813
--------------------------------------------------------------------------------

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.62% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are



- Ronald S. Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1997.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.



- James C. Gassman, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2000. From 1998 to 2000, he was an equity analyst with Southwest Securities, Inc.



- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1995.



- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1995.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Premier Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2003, 2002, 2001 and 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for prior fiscal years or periods was audited by other public accountants.




                                                                                     CLASS A
                                                 --------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------------
                                                    2003             2002             2001            2000(a)           1999(a)
                                                 ----------       ----------       ----------       -----------       -----------
Net asset value, beginning of period             $     7.51       $    10.87       $    12.51       $     16.28       $     13.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         0.01(b)         (0.01)(b)         0.00             (0.04)(b)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           1.86            (3.35)           (1.63)            (2.42)             3.97
=================================================================================================================================
    Total from investment operations                   1.87            (3.36)           (1.63)            (2.46)             3.96
=================================================================================================================================
Less distributions from net realized gains               --               --            (0.01)            (1.31)            (1.08)
=================================================================================================================================
Net asset value, end of period                   $     9.38       $     7.51       $    10.87       $     12.51       $     16.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       24.90%          (30.91)%         (12.99)%          (14.95)%           29.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $5,116,444       $4,642,361       $8,502,699       $11,223,504       $12,640,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     1.26%(d)         1.17%            1.08%             1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  1.27%(d)         1.19%            1.12%             1.04%             1.02%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                   0.07%(d)        (0.08)%          (0.03)%           (0.11)%           (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                  37%              36%              38%               67%               66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of 4,737,259,713.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                CLASS B
                                            --------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                               2003             2002             2001            2000(a)           1999(a)
                                            ----------       ----------       ----------       -----------       -----------
Net asset value, beginning of period        $     7.07       $    10.30       $    11.94       $     15.73       $     13.08
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.05)(b)        (0.07)(b)        (0.09)            (0.31)(b)         (0.13)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.73            (3.16)           (1.54)            (2.17)             3.86
============================================================================================================================
    Total from investment operations              1.68            (3.23)           (1.63)            (2.48)             3.73
============================================================================================================================
Less distributions from net realized gains          --               --            (0.01)            (1.31)            (1.08)
============================================================================================================================
Net asset value, end of period              $     8.75       $     7.07       $    10.30       $     11.94       $     15.73
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                  23.76%          (31.36)%         (13.61)%          (15.65)%           28.94%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $3,616,395       $4,274,489       $9,186,980       $12,491,366       $14,338,087
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.01%(d)         1.92%            1.84%             1.77%             1.79%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.02%(d)         1.94%            1.88%             1.81%             1.81%
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.68)%(d)       (0.84)%          (0.79)%           (0.89)%           (0.88)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                             37%              36%              38%               67%               66%
____________________________________________________________________________________________________________________________
============================================================================================================================



(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of $3,880,358,150.




                                                                           CLASS C
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                              2003           2002           2001          2000(a)         1999(a)
                                            --------       --------       --------       ----------       --------
Net asset value, beginning of period        $   7.07       $  10.31       $  11.95       $    15.74       $  13.09
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.05)(b)      (0.07)(b)      (0.09)           (0.31)(b)      (0.13)(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.74          (3.17)         (1.54)           (2.17)          3.86
==================================================================================================================
    Total from investment operations            1.69          (3.24)         (1.63)           (2.48)          3.73
==================================================================================================================
Less distributions from net realized gains        --             --          (0.01)           (1.31)         (1.08)
==================================================================================================================
Net asset value, end of period              $   8.76       $   7.07       $  10.31       $    11.95       $  15.74
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                23.90%        (31.43)%       (13.60)%         (15.62)%        28.92%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $433,332       $444,901       $943,211       $1,262,192       $860,859
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              2.01%(d)       1.92%          1.84%            1.77%          1.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           2.02%(d)       1.94%          1.88%            1.81%          1.81%
==================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.68)%(d)     (0.84)%        (0.79)%          (0.88)%        (0.88)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                           37%            36%            38%              67%            66%
__________________________________________________________________________________________________________________
==================================================================================================================



(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.


(b) Calculated using average shares outstanding.


(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(d) Ratios are based on average daily net assets of $424,268,449.

                            -----------------------
                            AIM PREMIER EQUITY FUND
                            -----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
                                                              ------------       -------------
Net asset value, beginning of period                             $ 7.50             $  9.16
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)           (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.85               (1.64)
==============================================================================================
    Total from investment operations                               1.84               (1.66)
==============================================================================================
Net asset value, end of period                                   $ 9.34             $  7.50
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.53%             (18.12)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  651             $   207
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.51%(c)            1.48%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.52%(c)            1.50%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.18)%(c)          (0.40)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           37%                 36%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $465,853.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Premier Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     PEQ-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                          AIM SELECT EQUITY FUND

                                                                     PROSPECTUS

                                                                 APRIL 30, 2004


AIM Select Equity Fund seeks to achieve long-term growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-6
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

    No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's management committee focuses on companies that: (1) have experienced above-average, long-term growth in earnings; (2) have excellent prospects for future growth; or (3) are undervalued relative to the company's long-term earnings prospects, the current market value of the company's assets, or the equity markets generally. The fund's management committee considers whether to sell a particular security when any of these factors materially changes.

    The fund generally expects to diversify the strategies that it will employ in seeking to achieve its objective by following AIM's growth, growth at a reasonable price (GARP), and value investment disciplines. The fund anticipates allocating a significant portion of its assets, generally in approximately equal amounts, among those investment disciplines.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1994...................................................................   -4.99%
1995...................................................................   34.31%
1996...................................................................   18.61%
1997...................................................................   19.54%
1998...................................................................   27.09%
1999...................................................................   41.48%
2000...................................................................   -1.77%
2001...................................................................  -25.64%
2002...................................................................  -29.59%
2003...................................................................   29.49%




    The Class A shares' year-to-date total return as of March 31, 2004 was 4.64%.


    During the periods shown in the bar chart, the highest quarterly return was 30.49% (quarter ended December 31, 1999) and the lowest quarterly return was -26.14% (quarter ended March 31, 2001).

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

PERFORMANCE TABLE(1)


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------
         (for the periods ended                                             SINCE         INCEPTION
           December 31, 2003)             1 YEAR    5 YEARS    10 YEARS   INCEPTION(2)       DATE
-------------------------------------------------------------------------------------------------------
Class A                                                                                     12/04/67
  Return Before Taxes                     22.34%     (2.30)%      7.43%          --
  Return After Taxes on Distributions     22.34      (2.91)       6.24           --
  Return After Taxes on Distributions
     and Sale of Fund Shares              14.52      (1.93)       6.06           --
Class B                                                                                     09/01/93
  Return Before Taxes                     23.55      (2.27)       7.31
Class C                                                                                     08/04/97
  Return Before Taxes                     27.60      (1.95)         --         1.48
-------------------------------------------------------------------------------------------------------
S&P 500(3)                                28.67      (0.57)      11.06           --               --
Russell 3000(R) Index(4)                  31.06       0.37       10.78           --               --
Lipper Multi-Cap Core Fund Index (5)      31.31       1.37        9.73           --               --
-------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.
(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) Since Inception performance is only provided for a class with less than ten calendar years of performance.

(3) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 3000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Multi-Cap Core Funds Index (which may or may not include the fund) is included for comparison to a peer group.


(4) The Russell 3000--Registered Trademark-- Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring U.S. stock market performance.

(5) The Lipper Multi-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Core category. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                   CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 5.50%      None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price
or redemption proceeds, whichever is less)          None(1,2) 5.00%      1.00%
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.68%      0.68%      0.68%

Distribution and/or
Service (12b-1) Fees                                0.25       1.00       1.00

Other Expenses                                      0.54       0.54       0.54

Total Annual Fund Operating Expenses                1.47       2.22       2.22
--------------------------------------------------------------------------------



(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.


(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) There is no guarantee that actual expenses will be the same as those shown in the table.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $691     $989     $1,309     $2,211
Class B                                      725      994      1,390      2,365
Class C                                      325      694      1,190      2,554
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $691     $989     $1,309     $2,211
Class B                                      225      694      1,190      2,365
Class C                                      225      694      1,190      2,554
--------------------------------------------------------------------------------

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.


    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.68% of average daily net assets.


PORTFOLIO MANAGERS


The advisor uses a team approach to investment management. The member of the team who is primarily responsible for the management of the fund's portfolio is



- Duy Nguyen, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he served as vice president and director of quantitative services of FactSet Research Systems, Inc.



    He is assisted by various domestic equity teams, including the teams representing AIM's growth, value and GARP (growth at a reasonable price) disciplines. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Select Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).


    The information for the fiscal years 2003, 2002, 2001 and 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years or periods was audited by other public accountants.


    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended 2000, which had a magnified impact on the fund due to its relatively small asset base during this period. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.



                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2003          2002           2001           2000           1999
                                                              --------      --------       --------       --------       --------
Net asset value, beginning of period                          $  11.97      $  17.00       $  22.88       $  26.23       $  19.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)     (0.06)(a)      (0.08)(a)      (0.01)(a)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.62         (4.97)         (5.79)         (0.44)          8.00
=================================================================================================================================
    Total from investment operations                              3.53         (5.03)         (5.87)         (0.45)          7.94
=================================================================================================================================
Less distributions from net realized gains                          --            --          (0.01)         (2.90)         (1.06)
=================================================================================================================================
Net asset value, end of period                                $  15.50      $  11.97       $  17.00       $  22.88       $  26.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  29.49%       (29.59)%       (25.64)%        (1.77)%        41.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,976      $250,666       $396,779       $532,042       $461,628
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.47%(c)     (1.32)%         1.24%          1.07%          1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.65)%(c)    (0.45)%        (0.45)%        (0.02)%        (0.31)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             69%           86%           117%            56%            31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(c) Ratios are based on average daily net assets of $259,403,691.

                             ----------------------
                             AIM SELECT EQUITY FUND
                             ----------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2003          2002          2001          2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period                          $  10.86      $  15.54      $  21.07      $  24.57      $  18.33
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)     (0.16)(a)     (0.20)(a)     (0.22)(a)     (0.23)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.27         (4.52)        (5.32)        (0.38)         7.53
==============================================================================================================================
    Total from investment operations                              3.10         (4.68)        (5.52)        (0.60)         7.30
==============================================================================================================================
Less distributions from net realized gains                          --            --         (0.01)        (2.90)        (1.06)
==============================================================================================================================
Net asset value, end of period                                $  13.96      $  10.86      $  15.54      $  21.07      $  24.57
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  28.55%       (30.12)%      (26.19)%       (2.50)%       40.29%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $198,148      $214,709      $432,002      $661,445      $592,555
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.22%(c)      2.07%         2.00%         1.84%         1.90%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.40)%(c)    (1.20)%       (1.21)%       (0.80)%       (1.12)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             69%           86%          117%           56%           31%
______________________________________________________________________________________________________________________________
==============================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(c) Ratios are based on average daily net assets of $200,276,520.



                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002         2001         2000         1999
                                                              -------       -------      -------      -------      -------
Net asset value, beginning of period                          $ 10.84       $ 15.52      $ 21.05      $ 24.55      $ 18.32
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.16)(a)    (0.20)(a)    (0.22)(a)    (0.23)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.27         (4.52)       (5.32)       (0.38)        7.52
==========================================================================================================================
    Total from investment operations                             3.10         (4.68)       (5.52)       (0.60)        7.29
==========================================================================================================================
Less distributions from net realized gains                         --            --        (0.01)       (2.90)       (1.06)
==========================================================================================================================
Net asset value, end of period                                $ 13.94       $ 10.84      $ 15.52      $ 21.05      $ 24.55
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 28.60%       (30.15)%     (26.21)%      (2.50)%      40.26%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,585       $32,558      $59,112      $71,989      $25,275
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.22%(c)      2.07%        2.00%        1.84%        1.90%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.40)%(c)    (1.20)%      (1.21)%      (0.80)%      (1.12)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            69%           86%         117%          56%          31%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.


(c) Ratios are based on average daily net assets of $31,684,828.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Select Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     SEQ-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                                       AIM SMALL CAP EQUITY FUND



                                                                     PROSPECTUS


                                                                 APRIL 30, 2004


AIM Small Cap Equity Fund seeks to provide long-term growth of capital.

--------------------------------------------------------------------------------


This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.


As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

Investments in the fund:
- are not FDIC insured;
- may lose value; and
- are not guaranteed by a bank.


As of the end of business on December 19, 2003, the fund is limiting public sales of its shares to certain investors.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2
Performance Table                                    3
FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4
Expense Example                                      4
FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5
Advisor Compensation                                 5
Portfolio Managers                                   5
OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5
Dividends and Distributions                          5
Limited Fund Offering                                5
FINANCIAL HIGHLIGHTS                                 7
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1
Tools Used to Combat Excessive Short-Term
  Trading Activity                                 A-4
Purchasing Shares                                  A-5
Redeeming Shares                                   A-6
Exchanging Shares                                 A-10
Pricing of Shares                                 A-12
Taxes                                             A-13
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------



The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Under normal conditions, the top 10 holdings may comprise up to 25% of the fund's total assets. The fund may also invest up to 25% of its total assets in foreign securities.

    Among factors which the portfolio managers may consider when purchasing securities are (1) the growth prospects for a company's products; (2) the economic outlook for its industry; (3) a company's new product development; (4) its operating management capabilities; (5) the relationship between the price of the security and its estimated fundamental value; (6) relevant market, economic and political environments; and (7) financial characteristics, such as balance sheet analysis and return on assets. The portfolio managers consider whether to sell a particular security when any one of these factors materially changes or when the securities are no longer considered small-cap company securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.


    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.


    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURN
-----------                                                              -------
2001...................................................................    8.92%
2002...................................................................  -19.23%
2003...................................................................   46.17%




    The Class A shares' year-to-date total return as of March 31, 2004 was 6.24%.


    During the period shown in the bar chart, the highest quarterly return was 20.83% (quarter ended June 30, 2001) and the lowest quarterly return was -23.45% (quarter ended September 30, 2002).

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE


The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended December 31,                  SINCE         INCEPTION
2003)                                    1 YEAR     INCEPTION         DATE
-------------------------------------------------------------------------------
Class A                                                              08/31/00
  Return Before Taxes                     38.12%        3.94%
  Return After Taxes on Distributions     38.12         3.94
  Return After Taxes on Distributions
     and Sale of Fund Shares              24.78         3.37
Class B                                                              08/31/00
  Return Before Taxes                     40.13         4.20
Class C                                                              08/31/00
  Return Before Taxes                     44.13         5.01
Class R(1)                                                           08/31/00(1)
  Return Before Taxes                     45.86         5.53
-------------------------------------------------------------------------------
S&P 500(2)                                28.67        (7.49)(5)     08/31/00(5)
Russell 2000--Registered Trademark--
  Index(3)                                47.25         2.46(5)      08/31/00(5)
Lipper Small-Cap Core Fund Index(4)       40.90         3.96(5)      08/31/00(5)
-------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C and R will vary.


(1) The returns shown for the one year period are the historical returns of the fund's Class R shares. The returns shown since inception are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.


(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather the Russell 2000--Registered Trademark-- Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 2000--Registered Trademark-- Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Small-Cap Core Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The Russell 2000--Registered Trademark-- Index measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index. This index is widely recognized as representative of small-cap stocks.

(4) The Lipper Small-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Small-Cap Core category. These funds typically invest in stocks with market capitalizations below $1 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.85%     0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees                        0.35      1.00      1.00      0.50

Other Expenses                              0.57      0.57      0.57      0.57

Total Annual Fund
Operating Expenses                          1.77      2.42      2.42      1.92
--------------------------------------------------------------------------------


(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

(2) If you are a retirement plan participant and you buy $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.


You may also be charged a transaction or other fee by the financial institution managing your account.


    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $720    $1,077    $1,457     $2,519
Class B                                      745     1,055     1,491      2,596
Class C                                      345       755     1,291      2,756
Class R                                      195       603     1,037      2,243
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $720    $1,077    $1,457     $2,519
Class B                                      245       755     1,291      2,596
Class C                                      245       755     1,291      2,756
Class R                                      195       603     1,037      2,243
--------------------------------------------------------------------------------

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR


AIM Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.



    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.


ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.85% of average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Paul J. Rasplicka (lead manager), Senior Portfolio Manager, who has been responsible for the fund since its inception in 2000 and has been associated with the advisor and/or its affiliates since 1994.


- Michael Chapman, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, he was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with US Global Investors, Inc.



They are assisted by the Small/Mid Cap Core Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Small Cap Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.


LIMITED FUND OFFERING



Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund is limiting public sales of its shares to certain investors, effective as of the close of business on December 19, 2003, shortly after the fund reaches $500 million in assets. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.



    The following types of investors may continue to invest in the fund if they were invested in the fund on December 19, 2003 and remain invested in the fund after that date:


     (i) Existing shareholders of the fund;

     (ii) Existing shareholders of the fund who open other accounts in their name;
    (iii) The following plans and programs:

- Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.


    During this limited offering period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares.



    The fund may resume sales of shares to other new investors if the advisor determines it is appropriate and the Board of Trustees approves.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.






                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                           AUGUST 31, 2000
                                                                                                              (DATE
                                                                                                           OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              --------------------------------------       DECEMBER 31,
                                                                2003           2002           2001            2000
                                                              --------       --------       --------       ---------------
Net asset value, beginning of period                          $   8.23       $  10.19       $   9.36           $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.89          (1.91)          0.88             (0.64)
==========================================================================================================================
    Total from investment operations                              3.80          (1.96)          0.83             (0.64)
==========================================================================================================================
Less dividends from net investment income                           --             --          (0.00)               --
==========================================================================================================================
Net asset value, end of period                                $  12.03       $   8.23       $  10.19           $  9.36
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  46.17%        (19.23)%         8.92%            (6.40)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $266,284       $140,652       $105,146           $32,805
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.77%(c)       1.67%          1.78%             1.78%(d)(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.89)%(c)     (0.54)%        (0.57)%           (0.12)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                         112%           117%           123%               49%
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $181,786,297.


(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.72% (annualized).


(e) Annualized.


(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                       OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------------    DECEMBER 31,
                                                                2003          2002          2001          2000
                                                              --------       -------       --------    ---------------
Net asset value, beginning of period                          $   8.11       $ 10.11       $  9.33         $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)     (0.11)(a)     (0.11)(a)       (0.03)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.81         (1.89)         0.89           (0.64)
======================================================================================================================
    Total from investment operations                              3.66         (2.00)         0.78           (0.67)
======================================================================================================================
Net asset value, end of period                                $  11.77       $  8.11       $ 10.11         $  9.33
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  45.13%       (19.78)%        8.36%          (6.70)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,811       $99,551       $64,012         $16,385
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           2.42%(c)      2.32%         2.44%           2.49%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.54)%(c)    (1.19)%       (1.23)%         (0.83)(%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         112%          117%          123%             49%
______________________________________________________________________________________________________________________
======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $124,762,681.


(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).


(e) Annualized.


(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM SMALL CAP EQUITY FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------




                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                        OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              -----------------------------------       DECEMBER 31,
                                                               2003          2002          2001            2000
                                                              -------       -------       -------       ---------------
Net asset value, beginning of period                          $  8.11       $ 10.10       $  9.34           $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.11)(a)     (0.11)(a)        (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.81         (1.88)         0.87            (0.63)
=======================================================================================================================
    Total from investment operations                             3.66         (1.99)         0.76            (0.66)
=======================================================================================================================
Net asset value, end of period                                $ 11.77       $  8.11       $ 10.10           $ 9.34
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 45.13%       (19.70)%        8.14%           (6.60)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,763       $41,132       $29,548           $9,028
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          2.42%(c)      2.32%         2.44%            2.49%(d)(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.54)%(c)    (1.19)%       (1.23)%          (0.83)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                        112%          117%          123%              49%
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $52,740,332.


(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).


(e) Annualized.


(f) Not annualized for periods less than one year.






                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
                                                              ------------       -------------
Net asset value, beginning of period                             $ 8.22             $ 10.58
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)(a)           (0.04)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.88               (2.32)
==============================================================================================
    Total from investment operations                               3.77               (2.36)
==============================================================================================
Net asset value, end of period                                   $11.99             $  8.22
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   45.86%             (22.31)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,502             $    55
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.92%(c)            1.92%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.04)%(c)          (0.78)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          112%                117%
______________________________________________________________________________________________
==============================================================================================



(a) Calculated using average shares outstanding.


(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.


(c) Ratios are based on average daily net assets of $948,635.


(d) Annualized.


(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Many of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B(4)           CLASS C              CLASS R              INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(6)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(5)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $100,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(6) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the AIM funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM fund is classified.

CATEGORY I INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

AIM SHORT TERM BOND FUND INITIAL SALES CHARGES
-------------------------------------------------------------

                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                                 AS A % OF      AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      2.50%          2.56%
                 $100,000 but less than $  250,000      2.00           2.04
                 $250,000 but less than $  500,000      1.50           1.52
                 $500,000 but less than $1,000,000      1.25           1.27
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM or INVESCO fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of an AIM or INVESCO fund with AIM and/or INVESCO fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM and/or INVESCO funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM and INVESCO funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM or INVESCO fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the "AIM Affiliates") currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds(R) and the INVESCO family of funds (together, the "funds"):

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

       The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and INVESCO U.S. Government Money Fund) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

       The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. See "Redeeming Shares -- Redemption Fee" for more information.

       The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund's net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors or Trustees of the fund. See "Pricing of Shares -- Determination of Net Asset Value" for more information.

       Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.
                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0 ($25 per AIM fund investment for          $50
403 and                                                                salary deferrals from Employer-
457 plans, and SEP, SARSEP and SIMPLE IRA plans)                       Sponsored Retirement Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            50

All other accounts                                             1,000                                            50
-------------------------------------------------------------------------------------------------------------------------


The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, AIM           from your confirmation statement to the
                                       Investment Services, Inc., P.O. Box        transfer agent.
                                       4739, Houston, TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: AIM
                                       Investment Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line at 1-800-246-5463. You may place
                                                                                  your order after you have provided the
                                                                                  bank instructions that will be
                                                                                  requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries;
(3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM and INVESCO fund trustees and directors, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM or INVESCO fund account to one or more other AIM or INVESCO fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM or INVESCO fund is $50.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM or INVESCO fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM or INVESCO fund. You may invest your dividends and distributions (1) into another AIM or INVESCO fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1) Your account balance (a) in the AIM or INVESCO fund paying the dividend must be at least $5,000; and (b) in the AIM or INVESCO fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM or INVESCO fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM and INVESCO fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM and INVESCO funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM or INVESCO funds for shares of the same class of one or more other AIM or INVESCO funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to INVESCO S&P 500 Index Fund) shares of the following funds (either by selling or

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

exchanging to another AIM fund or INVESCO fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund  AIM Global Value Fund
AIM Developing Markets Fund   AIM High Yield Fund
AIM European Growth Fund      AIM International Emerging Growth Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM Trimark Fund
AIM Global Aggressive Growth  INVESCO International Core Equity Fund
Fund                          INVESCO S&P 500 Index Fund
AIM Global Growth Fund
AIM Global Equity Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

       The 2% redemption fee will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code") where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for INVESCO S&P 500 Index
Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds' transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM's retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the fund's ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

       The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

       Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund or AIM Short Term      II Fund or AIM Short Term Bond       within 18 months of initial
  Bond Fund                         Fund                                 purchase of Category I or II
                                  - Class A shares of Category III       Fund or AIM Short Term Bond
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund or AIM Short Term Bond       within 18 months of initial
                                    Fund                                 purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund or AIM Short     or II Fund or AIM Short Term       within 18 months of initial
  Term Bond Fund                Bond Fund                          purchase of Category I or II
                              - Class A shares of Category III     Fund or AIM Short Term Bond
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund or AIM Short Term       within 18 months of initial
                                Bond Fund                          purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line at 1-800-246-5463.
                                   You will be allowed to redeem by telephone
                                   if (1) the proceeds are to be mailed to the
                                   address on record (if there has been no
                                   change communicated to us within the last 30
                                   days) or transferred electronically to a
                                   pre-authorized checking account; (2) you do
                                   not hold physical share certificates; (3)
                                   you can provide proper identification
                                   information; (4) the proceeds of the
                                   redemption do not exceed $250,000; and (5)
                                   you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM fund or AIM Short Term Bond Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III AIM fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III AIM fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS IN KIND

       Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM or INVESCO fund. Before requesting an exchange, review the prospectus of the AIM or INVESCO fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

       You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM or INVESCO fund.

You may also exchange:

(1) Class A shares of an AIM or INVESCO fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund for Class A3 shares of an AIM fund;

(3) Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund;

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

    February 17, 2003, and AIM Tax-Exempt Cash Fund) or INVESCO fund;

(7) Investor Class shares of an AIM or INVESCO fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or INVESCO fund or Class A3 shares of an AIM fund; or

(8) Class A or A3 shares of an AIM or INVESCO fund for Investor Class shares of any AIM or INVESCO fund as long as you are eligible to purchase Investor Class shares of any AIM or INVESCO fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM or INVESCO fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (b) Class A shares of another AIM or INVESCO Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM or INVESCO fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2) Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund or Class A shares of an INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM or INVESCO fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or
MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM or INVESCO fund or for Class A shares of any AIM or INVESCO fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM or INVESCO fund into which you are exchanging;

- Shares of the AIM or INVESCO fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM or INVESCO fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM or INVESCO funds or the distributor may modify or terminate this privilege at any time. The AIM or INVESCO fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM or INVESCO funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary

                                                                      MCF--04/04

                                 -------------
                                 THE AIM FUNDS
                                 -------------

trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM or INVESCO fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com


You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Small Cap Equity Fund
   SEC 1940 Act file number: 811-1540
----------------------------------------

AIMinvestments.com     SCE-PRO-1
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                             ----------------------

         THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                             ----------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004, RELATES TO THE CLASS A, CLASS B AND CLASS C SHARES OF THE FOLLOWING PROSPECTUSES:

                 FUND                                             DATED
                 ----                                             -----
   AIM European Small Company Fund                            April 30, 2004
       AIM Global Value Fund                                  April 30, 2004
AIM International Emerging Growth Fund                        April 30, 2004
        AIM Select Equity Fund                                April 30, 2004


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004, ALSO RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF THE FOLLOWING PROSPECTUSES:


                 FUND                                             DATED
                 ----                                             -----
   AIM Basic Balanced Fund                                    April 30, 2004
      AIM Balanced Fund                                       April 30, 2004
   AIM Premier Equity Fund                                    April 30, 2004
AIM Mid Cap Basic Value Fund                                  April 30, 2004
  AIM Small Cap Equity Fund                                   April 30, 2004

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                                                                    PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................................    1
         Fund History.............................................................................................    1
         Shares of Beneficial Interest............................................................................    1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................................    4
         Classification...........................................................................................    4
         Investment Strategies and Risks..........................................................................    4
                  Equity Investments..............................................................................    8
                  Foreign Investments.............................................................................    8
                  Debt Investments................................................................................   10
                  Other Investments...............................................................................   13
                  Investment Techniques...........................................................................   14
                  Derivatives.....................................................................................   18
         Fund Policies............................................................................................   24
         Temporary Defensive Positions............................................................................   27
         Portfolio Turnover.......................................................................................   27

MANAGEMENT OF THE TRUST...........................................................................................   27
         Board of Trustees........................................................................................   27
         Management Information...................................................................................   27
                  Trustee Ownership of Fund Shares................................................................   29
                  Factors Considered in Approving the Investment Advisory Agreement...............................   29
         Compensation.............................................................................................   29
                  Retirement Plan For Trustees....................................................................   30
                  Deferred Compensation Agreements................................................................   30
                  Purchase of Class A Shares of the Funds at Net Asset Value......................................   30
         Codes of Ethics..........................................................................................   31
         Proxy Voting Policies....................................................................................   31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................   31

INVESTMENT ADVISORY AND OTHER SERVICES............................................................................   31
         Investment Advisor.......................................................................................   31
         Service Agreements.......................................................................................   33
         Other Service Providers..................................................................................   34

BROKERAGE ALLOCATION AND OTHER PRACTICES..........................................................................   35
         Brokerage Transactions...................................................................................   35
         Commissions..............................................................................................   35
         Brokerage Selection......................................................................................   35
         Directed Brokerage (Research Services)...................................................................   36
         Regular Brokers or Dealers...............................................................................   36
         Allocation of Portfolio Transactions.....................................................................   36
         Allocation of Initial Public Offering ("IPO") Transactions...............................................   37

PURCHASE, REDEMPTION AND PRICING OF SHARES........................................................................   38
         Purchase and Redemption of Shares........................................................................   38
         Offering Price...........................................................................................   55
         Redemption In Kind.......................................................................................   56
         Backup Withholding.......................................................................................   56

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..........................................................................   57
         Dividends and Distributions..............................................................................   57
         Tax Matters..............................................................................................   58

DISTRIBUTION OF SECURITIES........................................................................................   65
         Distribution Plans.......................................................................................   65
         Distributor..............................................................................................   67

CALCULATION OF PERFORMANCE DATA...................................................................................   68
PENDING LITIGATION................................................................................................   74



APPENDICES:

RATINGS OF DEBT SECURITIES.......................................................................................    A-1

TRUSTEES AND OFFICERS............................................................................................    B-1

TRUSTEE COMPENSATION TABLE.......................................................................................    C-1

PROXY POLICIES AND PROCEDURES....................................................................................    D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................    E-1

MANAGEMENT FEES..................................................................................................    F-1

ADMINISTRATIVE SERVICES FEES.....................................................................................    G-1

BROKERAGE COMMISSIONS............................................................................................    H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS.......................................................................................    I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS..........................................    J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS....................................................    K-1

TOTAL SALES CHARGES..............................................................................................    L-1

PERFORMANCE DATA.................................................................................................    M-1

PENDING LITIGATION...............................................................................................    N-1

FINANCIAL STATEMENTS.............................................................................................     FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Emerging Growth Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.


         The Trust was originally organized on October 30, 1984 as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Funds were included in the reorganization:
AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Funds commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund.


         Effective as of the close of business on December 19, 2003, AIM Small Cap Equity Fund limited public sales of its shares to certain investors. The following types of investors may continue to invest in the Fund if they are invested in the Fund as of the date on which the Fund limited public sales of its shares to certain investors and remain invested in the Fund after that date: existing shareholders of the Fund; existing shareholders of the Fund who open other accounts in their name; retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code"); retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Future investments in the Fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. ("AIM Distributors"). Please contact AIM Distributors for approval. The following types of investors may open new accounts in AIM Small Cap Equity Fund, if approved by AIM Distributors: retirement plans maintained pursuant to Section 401 of the Code; retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Such plans and programs that are considering AIM Small Cap Equity Fund as an investment option should contact AIM Distributors for approval.


SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such

Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.


         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

         Each Fund offers separate classes of shares as follows:

                                                                                                    INSTITUTIONAL
              FUND                           CLASS A        CLASS B       CLASS C       CLASS R         CLASS
              ----                           -------        -------       -------       --------    -------------
AIM Balanced Fund                               X              X             X             X              X

AIM Basic Balanced Fund                         X              X             X             X              X

AIM European Small Company Fund                 X              X             X

AIM Global Value Fund                           X              X             X

AIM International Emerging Growth Fund          X              X             X

AIM Mid Cap Basic Value Fund                    X              X             X             X              X

AIM Premier Equity Fund                         X              X             X             X              X

AIM Select Equity Fund                          X              X             X

AIM Small Cap Equity                            X              X             X             X

         This Statement of Additional Information relates solely to the Class A, Class B, Class C and Class R shares, if applicable, of the Funds. The Institutional Class shares of the Funds are intended for use by certain eligible institutional investors, are discussed in a separate Statement of Additional Information and are available to the following:

                  - banks and trust companies acting in a fiduciary or similar capacity;

                  - bank and trust company common and collective trust funds;

                  - banks and trust companies investing for their own account;

                  - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

                  -        retirement plans; and

                  -        platform sponsors with which A I M Distributors, Inc.
                           ("AIM Distributors") has entered into an agreement.

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


         The Trust is an open-end management investment company. Each of the Funds other than AIM European Small Company Fund and AIM International Emerging Growth Fund is "diversified" for purposes of the 1940 Act.


INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds --Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

  FUND                                        AIM
----------                                  EUROPEAN                   AIM
SECURITY/                 AIM    AIM BASIC   SMALL                INTERNATIONAL  AIM MID CAP
INVESTMENT             BALANCED  BALANCED   COMPANY   AIM GLOBAL     EMERGING    BASIC VALUE  AIM PREMIER   AIM SELECT AIM SMALL CAP
TECHNIQUE                FUND      FUND      FUND     VALUE FUND   GROWTH FUND      FUND      EQUITY FUND  EQUITY FUND  EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         EQUITY INVESTMENTS

Common Stock              X          X         X          X             X             X            X            X            X

Preferred Stock           X          X         X          X             X             X            X            X            X

Convertible Securities    X          X         X          X             X             X            X            X            X

Alternative
Entity Securities         X          X         X          X             X             X            X            X            X

                                                         FOREIGN INVESTMENTS

Foreign Securities        X          X         X          X             X             X            X            X            X

Foreign Government
Obligations               X          X         X          X             X             X            X            X            X

Foreign Exchange
Transactions              X          X         X          X             X             X            X            X            X

                                                          DEBT INVESTMENTS

U.S. Government
Obligations               X          X         X          X             X             X            X            X            X

Mortgage-Backed and
Asset-Backed
Securities                X          X

Collateralized
Mortgage Obligations      X

Investment Grade
Corporate Debt
Obligations               X          X         X          X             X             X            X            X            X

Junk Bonds

Liquid Assets             X          X         X          X             X             X            X            X            X

                                 AIM FUNDS GROUP
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

  FUND                                        AIM
----------                                  EUROPEAN                   AIM
SECURITY/                 AIM    AIM BASIC   SMALL                INTERNATIONAL  AIM MID CAP
INVESTMENT             BALANCED  BALANCED   COMPANY   AIM GLOBAL     EMERGING    BASIC VALUE  AIM PREMIER   AIM SELECT AIM SMALL CAP
TECHNIQUE                FUND      FUND      FUND     VALUE FUND   GROWTH FUND      FUND      EQUITY FUND  EQUITY FUND  EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                          OTHER INVESTMENTS

REITs                     X          X         X          X             X             X            X            X            X

Other Investment
Companies                 X          X         X          X             X             X            X            X            X

Defaulted Securities

Municipal Forward
Contracts

Variable or Floating
Rate Instruments

Indexed Securities

Zero-Coupon and
Pay-in-Kind
Securities

Synthetic Municipal
Instruments

                                                        INVESTMENT TECHNIQUES

Delayed Delivery
Transactions              X          X         X          X             X             X            X            X            X

When-Issued
Securities                X          X         X          X             X             X            X            X            X

Short Sales               X          X         X          X             X             X            X            X            X

Margin Transactions

Swap Agreements           X          X         X          X             X             X            X            X            X

Interfund Loans           X          X         X          X             X             X            X            X            X

Borrowing                 X          X         X          X             X             X            X            X            X

Lending Portfolio
Securities                X          X         X          X             X             X            X            X            X

Repurchase Agreements     X          X         X          X             X             X            X            X            X

                                 AIM FUNDS GROUP
                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

  FUND                                        AIM
----------                                  EUROPEAN                   AIM
SECURITY/                 AIM    AIM BASIC   SMALL                INTERNATIONAL  AIM MID CAP
INVESTMENT             BALANCED  BALANCED   COMPANY   AIM GLOBAL     EMERGING    BASIC VALUE  AIM PREMIER   AIM SELECT AIM SMALL CAP
TECHNIQUE                FUND      FUND      FUND     VALUE FUND   GROWTH FUND      FUND      EQUITY FUND  EQUITY FUND  EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                X          X         X          X             X             X            X            X            X

Dollar Rolls              X          X

Illiquid Securities       X          X         X          X             X             X            X            X            X

Rule 144A Securities      X          X         X          X             X             X            X            X            X

Unseasoned Issuers        X          X         X          X             X             X            X            X            X

Portfolio
Transactions

Sale of Money Market
Securities

Standby Commitments

                                                             DERIVATIVES

Equity-Linked
Derivatives               X          X         X          X             X             X            X            X            X

Put Options               X          X         X          X             X             X            X            X            X

Call Options              X          X         X          X             X             X            X            X            X

Straddles                 X          X         X          X             X             X            X            X            X

Warrants                  X          X         X          X             X             X            X            X            X

Futures Contracts
and Options on
Futures Contracts         X          X         X          X             X             X            X            X            X

Forward Currency
Contracts                 X          X         X          X             X             X            X            X            X

Cover                     X          X         X          X             X             X            X            X            X

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to a Fund.


         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.


         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets (at least 65% for AIM International Emerging Growth Fund, at least 80% of net assets for AIM European Small Company Fund and up to 80% of total assets for AIM Global Value
Fund) in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


         Risks of Developing Countries. AIM European Small Company Fund and AIM International Emerging Growth Fund may each invest up to 35%, AIM Global Value Fund may invest up to 20%, and AIM Balanced Fund, AIM Basic Balanced Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the government of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.


         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.


         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES - Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). AIM Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.



         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         Description of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market

Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund's will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or mortgage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options.A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES


         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM European Small Company Fund and AIM International Emerging Growth Fund are not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and

Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except AIM European Small Company Fund and AIM International Emerging Growth Fund are not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the

Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.



         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.


         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.


         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         (7) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         ADDITIONAL NON-FUNDAMENTAL POLICIES.  As non-fundamental policies:

         (8) AIM European Small Company Fund normally invests at least 80% of its assets in securities of European small companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (9) AIM Small Cap Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (10) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (11) AIM Select Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities, with prospects for above-average market returns, without regard to market capitalization. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

         (12) AIM Premier Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER


         The variation in the portfolio turnover rate for AIM Global Value Fund for the fiscal year 2003 as compared to the prior year was due to a name change and corresponding change to its investment strategy. In accordance with this strategy change, the managers of the Fund sold holdings that did not conform with the new investment strategy.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES


         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.


MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.


         The standing committees of the Board are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.



         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between Fund management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board's oversight of each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving, all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in each Fund's annual proxy statement. During the fiscal year ended December 31, 2003, the Audit Committee held eight meetings.


         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Lewis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.


         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2003, the Governance Committee held six meetings.


         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.





         The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Vice Chair), Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended December 31, 2003, the Investments Committee held four meetings.



         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. During the fiscal year ended December 31, 2003, the Valuation Committee held one meeting.

         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing Issues did not meet.


Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board of Trustees considered a variety of factors for each Fund, as applicable, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance, if applicable, and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.


         After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that the Advisory Agreement was in the best interests of each Fund and its shareholders and approved the Advisory Agreement.


COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM

Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value


         The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the AIM Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares of AIM Limited

Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and AIM Distributors have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES


         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.



         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


         Pursuant to the Master Investment Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:


            FUND NAME                                               NET ASSETS                        ANNUAL RATE
            ---------                                               ----------                        -----------
AIM Balanced Fund                                            First $150 million                          0.75%
                                                             Amount over $150 million                    0.50%

AIM Basic Balanced Fund                                      First $1 billion                            0.65%
                                                             Next $4 billion                             0.60%
                                                             Amount over $5 billion                      0.55%

AIM European Small Company Fund                              All Assets                                  0.95%
AIM International Emerging Growth Fund

AIM Global Value Fund                                        First $1 billion                            0.85%
                                                             Amount over $1 billion                      0.80%

AIM Mid Cap Basic Value Fund                                 First $1 billion                            0.80%
                                                             Next $4 billion                             0.75%
                                                             Over $5 billion                             0.70%

AIM Select Equity Fund                                       First $150 million                          0.80%
AIM Premier Equity Fund*                                     Amount over $150 million                   0.625%

AIM Small Cap Equity Fund                                    All Assets                                  0.85%

*   See currently effective fee schedule below.


         AIM has voluntarily agreed to waive advisory fees payable by AIM Premier Equity Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Termination of this agreement requires approval by the Board.



         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



         AIM has contractually agreed through December 31, 2004, to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for AIM European Small Company Fund, AIM Global Value Fund and AIM International Emerging Growth Fund for Class A, Class B and Class C shares to the extent necessary to limit the Total Annual Fund Operating Expenses of Class A to 2.00% (e.g., if AIM waives 0.75% of Class A expenses, AIM will also waive 0.75% of Class B and Class C expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

OTHER SERVICE PROVIDERS


         TRANSFER AGENT. AIM Investment Services, Inc. ("AIS") (formerly, A I M Fund Services, Inc.), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.


         The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS") 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AIS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.


         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.


         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.


         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of follow a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.


         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2003 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund


         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund and and AIM Short Term Bond Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.


         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

         CATEGORY I FUNDS


AIM Aggressive Allocation Fund
AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Conservative Allocation Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM International Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM Moderate Allocation Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Trimark Endeavor Fund
AIM Trimark Fund
AIM Trimark Small Companies Fund
AIM Weingarten Fund


                                                                                    Dealer
                                                    Investor's Sales Charge       Concession
                                                  --------------------------     -------------
                                                      As a           As a             As a
                                                   Percentage     Percentage      Percentage
                                                  of the Public   of the Net     of the Public
       Amount of Investment in                      Offering        Amount          Offering
         Single Transaction(1)                        Price        Invested           Price
      -------------------------                   -------------   ----------     -------------
              Less than $    25,000                   5.50%          5.82%            4.75%
$  25,000 but less than $    50,000                   5.25           5.54             4.50
$  50,000 but less than $   100,000                   4.75           4.99             4.00
$ 100,000 but less than $   250,000                   3.75           3.90             3.00
$ 250,000 but less than $   500,000                   3.00           3.09             2.50
$ 500,000 but less than $ 1,000,000                   2.00           2.04             1.60

(1) AIM Opportunities Fund I will not accept any single purchase in excess of $250,000

         CATEGORY II FUNDS


AIM Balanced Fund
AIM Basic Balanced Fund
AIM Developing Markets Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Global Health Care Fund
AIM Global Equity Fund
AIM High Income Municipal Fund
AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM Total Return Bond Fund


                                                                                    Dealer
                                                    Investor's Sales Charge       Concession
                                                  --------------------------     -------------
                                                      As a           As a             As a
                                                   Percentage     Percentage      Percentage
                                                  of the Public   of the Net     of the Public
       Amount of Investment in                      Offering        Amount          Offering
         Single Transaction                           Price        Invested           Price
      -------------------------                   -------------   ----------     -------------
              Less than $    50,000                   4.75%          4.99%            4.00%
$  50,000 but less than $   100,000                   4.00           4.17             3.25
$ 100,000 but less than $   250,000                   3.75           3.90             3.00
$ 250,000 but less than $   500,000                   2.50           2.56             2.00
$ 500,000 but less than $ 1,000,000                   2.00           2.04             1.60

         CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                    Dealer
                                                    Investor's Sales Charge       Concession
                                                  --------------------------     -------------
                                                      As a           As a             As a
                                                   Percentage     Percentage      Percentage
                                                  of the Public   of the Net     of the Public
       Amount of Investment in                      Offering        Amount          Offering
         Single Transaction                           Price        Invested           Price
      -------------------------                   -------------   ----------     -------------
              Less than $   100,000                   1.00%          1.01%            0.75%
$ 100,000 but less than $   250,000                   0.75           0.76             0.50
$ 250,000 but less than $ 1,000,000                   0.50           0.50             0.40

AIM SHORT TERM BOND FUND



                                                                      Dealer
                                       Investor's Sales Charge      Concession
                                     --------------------------   -------------
                                          As a          As a           As a
                                      Percentage     Percentage     Percentage
                                     of the Public   of the Net   of the Public
     Amount of Investment in           Offering        Amount        Offering
         Single Transaction              Price        Invested        Price
----------------------------------   -------------   ----------   -------------
             Less than  $  100,000       2.50           2.56          2.00
$100,000 but less than  $  250,000       2.00           2.04          1.50
$250,000 but less than  $  500,000       1.50           1.52          1.25
$500,000 but less than  $1,000,000       1.25           1.27          1.00



         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.



         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as ("Large Purchases"). If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase.


         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.


         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM
Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:


                               PERCENT OF PURCHASE

                      1% of the first $2 million
                      plus 0.80% of the next $1 million
                      plus 0.50% of the next $17 million
                      plus 0.25% of amounts in excess of $20 million

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.


         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund on or after November 15, 2001 and exchanges those shares for Class A shares of a Category III or AIM Short-Term Bond Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category I or II Fund or AIM Short-Term Bond Fund may not be exchanged for Class A Shares of a Category III Fund.



         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchases as dealer compensation upon the exchange. The Class A Shares of the Category I or II Fund or AIM Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.


         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.


         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):


                               PERCENT OF PURCHASE

                         0.50% of the first $20 million
                         plus 0.25% of amounts in excess of $20 million

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         -        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

          - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

          - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges


         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1.00% CDSC.


RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contract purchased on or before June 30, 1992.


         If an investor's new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Funds shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.


         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.


         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.


         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -    AIM Management and its affiliates, or their clients;


     - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons and any deferred compensation plan for trustees of investment companies sponsored by AIM Management or its affiliates;


     - Any current or retired officer, director, or employee (and members of their immediate family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     -    Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

          a.   a plan's initial investment is at least $1 million;

          b.   the employer or plan sponsor signs a $1 million LOI;


          c. there are at least 100 employees eligible to participate in the plan;


          d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

          e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

          f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -    Shareholders of Investor Class shares of an AIM Fund;

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

     - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    the reinvestment of dividends and distributions from a Fund;

     -    exchanges of shares of certain Funds;

     -    use of the reinstatement privilege; or

     -    a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.


         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers' assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer ("Asset-Based Payments'), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor's discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares


         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.


         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.




Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                          0.75% of the first $5 million
                          plus 0.50% of amounts in excess of $5 million


         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares



         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.


Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.


         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.



         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.


         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares


         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund), and, in certain circumstances, upon the redemption of Class K or Class R shares.



         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:



          - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;


          - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

          - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

          -    Redemptions from private foundations or endowment funds;

          - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;


          - Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I or II Fund or AIM Short Term Bond Fund shares;


          - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;


          - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;


          - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;


          - Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund or AIM Short Term Bond Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;



          - Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and



          - Redemption of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.


         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

          - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

          - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

          - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

          - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

          - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

          - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

          - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

          - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

          - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

          -    Redemptions following the death or post-purchase disability of
               (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

          -    Certain distributions from individual retirement accounts,
               Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

               (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;


          - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

          - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

          -    Investment account(s) of AIM and its affiliates.

          CDSCs will not apply to the following redemptions of Class C shares:

          - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

          - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

          - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

          - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

          CDSCs will not apply to the following redemptions of Class R shares:

          - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

          - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary or financial intermediary's failure to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.


         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.


         For example, at the close of business on December 31, 2003, AIM Premier Equity Fund - Class A shares had a net asset value per share of $9.38. The offering price, assuming an initial sales charge of 5.50%, therefore was $9.93.


Calculation of Net Asset Value


         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.



         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.


         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND


         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period.


BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

          1.   the investor fails to furnish a correct TIN to the Fund;

          2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

          3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

          4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

          5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions, except for AIM Balanced Fund and AIM Basic Balanced Fund. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.



         It is the present policy of the AIM Balanced Fund and AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions.



         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income tax.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.


         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders. See "Fund Distributions" below.



         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such gain or loss as capital.


         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

         Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

         Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

         The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.


         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for non-corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.


         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.


         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the

Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.


         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding."


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

         If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

         Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 30, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and, if applicable, Class R shares (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.


                FUND                     CLASS A    CLASS B   CLASS C   CLASS R
                ----                     -------    -------   -------   -------
AIM Balanced Fund                          0.25%      1.00%     1.00%     0.50%
AIM Basic Balanced Fund                    0.35       1.00      1.00      0.50
AIM European Small Company Fund            0.35       1.00      1.00       N/A
AIM Global Value Fund                      0.35       1.00      1.00       N/A
AIM International Emerging Growth Fund     0.35       1.00      1.00       N/A
AIM Mid Cap Basic Value Fund               0.35       1.00      1.00      0.50
AIM Premier Equity Fund                    0.25       1.00      1.00      0.50
AIM Select Equity Fund                     0.25       1.00      1.00       N/A
AIM Small Cap Equity Fund                  0.35       1.00      1.00      0.50


         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended December 31, 2003 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2003.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR


         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."


         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.


         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended December 31 are found in Appendix L.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where      P       =    a hypothetical initial payment of $1,000;

           T       =    average annual total return (assuming the
                        applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

           n       =    number of years; and

           ERV     =    ending redeemable value of a hypothetical $1,000
                        payment at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000;

                V      =   cumulative total return assuming payment of all of,
                           a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M.

Calculation of Certain Performance Data

         AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Funds' advertisements and other sales material. If the Funds' Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Funds' Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Funds' Class R shares since their inception and the restated historical performance of the Funds' Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Funds' Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Funds' Class R shares.

         A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T) = ATV
                                             D

Where           P        =   a hypothetical initial payment of $1,000;

                T        =   average annual total return (after taxes on
                             distributions);

                n        =   number of years; and

                ATV      =   ending value of a hypothetical $1,000 payment made
                   D         at the beginning of the one, five or ten-year
                             periods (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.


         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period.


         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:
                                       n
                                 P(1+T) = ATV
                                             DR

Where           P       =   a hypothetical initial payment of $1,000;

                T       =   average annual total return (after taxes on
                            distributions and redemption);

                n       =   number of years; and

                ATV     =   ending value of a hypothetical $1,000 payment made
                   DR       at the beginning of the one, five, or ten year
                            periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix M.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund may quote its distribution rate, which uses the most recent dividend paid annualized as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date);

               b   =    expenses accrued during period (net of reimbursements);

               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends; and

               d   =    the maximum offering price per share on the last day of
                        the period.


         The yields and distribution rates for the AIM Balanced Fund and AIM Basic Balanced Fund for the 30 day period ended December 31, 2003 are found in Appendix M.


Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:





Advertising Age            Forbes                     Nation's Business
Barron's                   Fortune                    New York Times
Best's Review              Hartford Courant           Pension World
Bloomberg                  Inc.                       Pensions & Investments
Broker World               Institutional Investor     Personal Investor
Business Week              Insurance Forum            Philadelphia Inquirer
Changing Times             Insurance Week             The Bond Buyer
Christian Science Monitor  Investor's Business Daily  USA Today
Consumer Reports           Journal of the American    U.S. News & World Report
Economist                    Society of CLU & ChFC    Wall Street Journal
FACS of the Week           Kiplinger Letter           Washington Post
Financial Planning         Money                      CNN
Financial Product News     Mutual Fund Forecaster     CNBC
Financial Services Week                               PBS
Financial World


         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:


Bank Rate Monitor          Morningstar, Inc.
Bloomberg                  Standard & Poor's
FactSet Date Systems       Strategic Insight
Lipper, Inc.               Thompson Financial


         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:


Dow Jones Global Utilities Index                   Russell 3000 --Registered Trademark-- Index
Dow Jones Industrial Average                       Russell Midcap --Registered Trademark-- Value Index
Lehman Brothers U.S.Aggregate Bond Index           MSCI AC World Free Index
Lipper Balanced Fund Index                         MSCI All Country World Free ex-USA
Lipper European Fund Index                            Growth Index
Lipper Global Fund Index                           MSCI EAFE Index
Lipper International Small Cap Fund Index          MSCI Europe Index
Lipper Mid Cap Value Fund Index                    MSCI Europe Small Cap Index
Lipper Multi Cap Core Fund Index                   MSCI World Index
Lipper Small Cap Core Fund Index                   MSCI World Value Free Index
Lipper Small Cap Growth Fund Index                 Standard & Poor's 500 Index
Lipper Large Cap Core Fund Index                   Wilshire 5000 Index
Russell 1000 --Registered Trademark-- Value Index  NASDAQ Index
Russell 2000 --Registered Trademark-- Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION


         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involve one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served or for which service of process has been waived, as of March 18, 2004 is set forth in Appendix N.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings are as follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                              As of April 30, 2004



The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.


                            TRUSTEE
 NAME, YEAR OF BIRTH AND    AND/OR
  POSITION(S) HELD WITH     OFFICER                                                  OTHER TRUSTEESHIP(S)
        THE TRUST            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------   -------   --------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham (1) --       1992    Director and Chairman, A I M Management        None
1946                                  Group Inc. (financial services holding
Trustee, Chairman and                 company); Director and Vice Chairman,
President                             AMVESCAP PLC and Chairman of AMVESCAP PLC -
                                      AIM Division (parent of AIM and a global
                                      investment management firm)

                                      Formerly: President and Chief Executive
                                      Officer, A I M Management Group Inc.;
                                      Director, Chairman and President, A I M
                                      Advisors, Inc. (registered investment
                                      advisor); Director and Chairman, A I M
                                      Capital Management, Inc. (registered
                                      investment advisor), A I M Distributors,
                                      Inc. (registered broker dealer), AIM
                                      Investment Services, Inc., (registered
                                      transfer agent), and Fund Management
                                      Company (registered broker dealer); and
                                      Chief Executive Officer, AMVESCAP PLC -
                                      Managed Products

Mark H. Williamson (2) --     2003    Director, President and Chief Executive        None
1951                                  Officer, A I M Management Group Inc.
Trustee and Executive                 (financial services holding company);
Vice President                        Director, Chairman and President, A I M
                                      Advisors, Inc. (registered investment
                                      advisor); Director, A I M Capital
                                      Management, Inc. (registered investment
                                      advisor) and A I M Distributors, Inc.
                                      (registered broker dealer); Director and
                                      Chairman, AIM Investment Services, Inc.
                                      (registered transfer agent), and Fund
                                      Management Company (registered broker
                                      dealer); and Chief Executive Officer,
                                      AMVESCAP PLC - AIM Division (parent of AIM
                                      and a global investment management firm)

                                      Formerly: Director, Chairman, President and
                                      Chief Executive Officer, INVESCO Funds
                                      Group, Inc.; and INVESCO Distributors, Inc.;
                                      Chief Executive Officer, AMVESCAP PLC -
                                      Managed Products; Chairman and Chief
                                      Executive Officer of NationsBanc Advisors,
                                      Inc.; and Chairman of NationsBanc
                                      Investments, Inc.

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                            TRUSTEE
 NAME, YEAR OF BIRTH AND    AND/OR
  POSITION(S) HELD WITH     OFFICER                                                  OTHER TRUSTEESHIP(S)
        THE TRUST            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------   -------   --------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bob R. Baker - 1936           2003    Retired                                        None
Trustee
                                      Formerly: President and Chief Executive
                                      Officer, AMC Cancer Research Center; and
                                      Chairman and Chief Executive Officer, First
                                      Columbia Financial Corporation

Frank S. Bayley -- 1939       2001    Of Counsel, law firm of Baker & McKenzie       Badgley Funds, Inc.
Trustee                                                                              (registered
                                      Formerly:  Partner, law firm of Baker &        investment company)
                                      McKenzie

James T. Bunch - 1942         2003    Co-President and Founder, Green, Manning &     None
Trustee                               Bunch, Ltd. (investment banking firm); and
                                      Director, Policy Studies, Inc. and Van
                                      Gilder Insurance Corporation



Bruce L. Crockett -- 1944     1987    Chairman, Crockett Technology Associates       ACE Limited
Trustee                               (technology consulting company)                (insurance company);
                                                                                     and Captaris, Inc.
                                                                                     (unified messaging
                                                                                     provider)

Albert R. Dowden -- 1941      2000    Director of a number of public and private     Cortland Trust, Inc.
Trustee                               business corporations, including the Boss      (Chairman) (registered
                                      Group, Ltd. (private investment and            investment company);
                                      management) and Magellan Insurance Company     Annuity and Life Re
                                                                                     (Holdings),Ltd.
                                      Formerly: Director, President and Chief        (insurance company)
                                      Executive Officer, Volvo Group North
                                      America, Inc.; Senior Vice President, AB
                                      Volvo; and director of various affiliated
                                      Volvo companies

Edward K. Dunn, Jr. --        1998    Retired                                        None
1935
Trustee                               Formerly: Chairman, Mercantile Mortgage
                                      Corp.; President and Chief Operating
                                      Officer, Mercantile-Safe Deposit & Trust
                                      Co.; and President, Mercantile Bankshares
                                      Corp.

Jack M. Fields -- 1952        1997    Chief Executive Officer, Twenty First          Administaff, and
Trustee                               Century Group, Inc. (government affairs        Discovery Global
                                      company) and Texana Timber LP (sustainable     Education Fund
                                      forestry company)                              (non-profit)

                            TRUSTEE
 NAME, YEAR OF BIRTH AND    AND/OR
  POSITION(S) HELD WITH     OFFICER                                                  OTHER TRUSTEESHIP(S)
        THE TRUST            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------   -------   --------------------------------------------   --------------------
Carl Frischling -- 1937       1993    Partner, law firm of Kramer Levin Naftalis     Cortland Trust, Inc.
Trustee                               and Frankel LLP                                (registered
                                                                                     investment company)

Gerald J. Lewis - 1933        2003    Chairman, Lawsuit Resolution Services (San     General Chemical
Trustee                               Diego, California)                             Group, Inc.

                                      Formerly:  Associate Justice of the
                                      California Court of Appeals

Prema Mathai-Davis --         1998    Formerly: Chief Executive Officer, YWCA of     None
1950                                  the USA
Trustee

Lewis F. Pennock --           1992    Partner, law firm of Pennock & Cooper          None
1942
Trustee

Ruth H. Quigley -- 1935       2001    Retired                                        None
Trustee

Louis S. Sklar -- 1939        1993    Executive Vice President, Development and      None
Trustee                               Operations, Hines Interests Limited
                                      Partnership (real estate development
                                      company)

Larry Soll, Ph.D. - 1942      2003    Retired                                        None
Trustee

OTHER OFFICERS

                              2003    Director, Senior Vice President, Secretary     N/A
Kevin M. Carome -  1956               and General Counsel, A I M Management Group
Senior Vice President ,               Inc. (financial services holding company)
Secretary and Chief                   and A I M Advisors, Inc.; and Vice
Legal Officer                         President, A I M Capital Management, Inc., A
                                      I M Distributors, Inc. and AIM Investment
                                      Services, Inc.; and Director, Vice President
                                      and General Counsel, Fund Management Company

                                      Formerly: Senior Vice President and General
                                      Counsel, Liberty Financial Companies, Inc.;
                                      and Senior Vice President and General
                                      Counsel, Liberty Funds Group, LLC

Robert G. Alley -- 1948       1992    Managing Director, Chief Fixed Income          N/A
Vice President                        Officer and Senior Investment Officer, A I M
                                      Capital Management, Inc. and Vice President,
                                      A I M Advisors, Inc.

                            TRUSTEE
 NAME, YEAR OF BIRTH AND    AND/OR
  POSITION(S) HELD WITH     OFFICER                                                  OTHER TRUSTEESHIP(S)
        THE TRUST            SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
-------------------------   -------   --------------------------------------------   --------------------
Stuart W. Coco - 1955         1992    Managing Director and Director of Money        N/A
Vice President                        Market Research and Special Projects, A I M
                                      Capital Management, Inc.; and Vice President,
                                      A I M Advisors, Inc.

Melville B. Cox -- 1943       1992    Vice President and Chief Compliance Officer,   N/A
Vice President                        A I M Advisors, Inc. and A I M Capital
                                      Management, Inc.; and Vice President, AIM
                                      Investment Services, Inc.

Sidney M. Dilgren --          2004    Vice President and Fund Treasurer, A I M       N/A
1961                                  Advisors, Inc.

Vice President and                    Formerly: Vice President, A I M
Treasurer                             Distributors, Inc.; and Senior Vice
                                      President, AIM Investment Services, Inc.

Karen Dunn Kelley -           1992    Director of Cash Management, Managing          N/A
1960                                  Director and Chief Cash Management Officer,
Vice President                        A I M Capital Management, Inc.; Director and
                                      President, Fund Management Company; and Vice
                                      President, A I M Advisors, Inc.

Edgar M. Larsen --  1940      1999    Director and Executive Vice President, A I M   N/A
Vice President                        Management Group Inc., Director and Senior
                                      Vice President, A I M Advisors, Inc.; and
                                      Director, Chairman, President, Director of
                                      Investments, Chief Executive Officer and
                                      Chief Investment Officer, A I M Capital
                                      Management, Inc.

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2003


                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                               REGISTERED INVESTMENT
                                                                                             COMPANIES OVERSEEN BY
                                                                                                    TRUSTEE IN
                                       DOLLAR RANGE OF EQUITY SECURITIES                      THE AIM FAMILY OF FUNDS
  NAME OF TRUSTEE                                  PER PORTFOLIO                              --REGISTERED TRADEMARK--
-------------------  --------------------------------------------------------------------    -------------------------
Robert H. Graham     Balanced                                               Over $100,000           Over $100,000
                     Basic Balanced                                         Over $100,000
                     Premier Equity                                         Over $100,000
                     Small Cap Equity                                       Over $100,000

Mark H. Williamson   European Small Company                           $ 10,001 - $ 50,000           Over $100,000
                     International Emerging Growth                    $ 10,001 - $ 50,000
                     Mid Cap Basic Value                              $ 50,001 - $100,000

Bob R. Baker         International Emerging Growth                          Over $100,000           Over $100,000
                     Small Cap Equity                                       Over $100,000

Frank S. Bayley      European Small Company                           $      1 - $ 10,000       50,001 - $100,000
                     Premier Equity                                   $      1 - $ 10,000

James T. Bunch                                        - 0 -                                         Over $100,000

Bruce L. Crockett    Mid Cap Basic Value                              $      1 - $ 10,000     $  10,001 - $50,000

                     Small Cap Equity                                 $      1 - $ 10,000

Albert R. Dowden     Small Cap Equity                                 $ 10,001 - $ 50,000           Over $100,000

Edward K. Dunn, Jr.                                   - 0 -                                         Over $100,000(3)

Jack M. Fields       Premier Equity                                         Over $100,000            Over $100000(33)

Carl Frischling      Basic Balanced                                   $ 50,001 - $100,000           Over $100,000(3)

                     European Small Company                           $50,001 -  $100,000

                     International Emerging Growth                    $ 50,001 - $100,000

                     Premier Equity                                   $50,001 -  $100,000

Gerald J. Lewis                                       - 0 -                                     50,001 - $100,000

Prema Mathai-Davis                                    - 0 -                                   $       1 - $10,000(3)

Lewis F. Pennock     Balanced                                         $  10,001 - $50,000       50,001 - $100,000


----------

(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

Ruth H. Quigley                                       - 0 -                                        $1 - $10,000

Louis S. Sklar                                        - 0 -                                       Over $100,000(33)

Larry Soll, Ph.D.                                     - 0 -                                       Over $100,000



(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:


                                                   ESTIMATED
                                                    ANNUAL
                                    RETIREMENT     BENEFITS
                      AGGREGATE      BENEFITS        UPON           TOTAL
                     COMPENSATION    ACCRUED      RETIREMENT    COMPENSATION
                       FROM THE       BY ALL     FROM ALL AIM     FROM ALL
     TRUSTEE           TRUST(1)    AIM FUNDS(2)    FUNDS (3)    AIM FUNDS (4)
------------------   ------------  ------------  ------------   -------------
Bob R. Baker(5)        $ 3,326       $ 32,635      $114,131       $154,554
Frank S. Bayley         18,432        131,228        90,000        159,000
James T. Bunch(5)        3,326         20,436        90,000        138,679
Bruce L. Crockett       18,554         46,000        90,000        160,000
Albert R. Dowden        18,432         57,716        90,000        159,000
Edward K. Dunn, Jr.     18,554         94,860        90,000        160,000
Jack M. Fields          18,427         28,036        90,000        159,000
Carl Frischling(6)      18,554         40,447        90,000        160,000
Gerald J. Lewis(5)       3,326         20,436        90,000        142,054
Prema Mathai-Davis      18,554         33,142        90,000        160,000
Lewis F. Pennock        18,554         49,610        90,000        160,000
Ruth H. Quigley         18,554        126,050        90,000        160,000
Louis S. Sklar          18,554         72,786        90,000        160,000
Larry Soll(5)            3,326         48,830       108,090        140,429



(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2003, including earnings, was $67,181.



(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $91,207.



(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.


(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.


(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003.



(6) During the fiscal year ended December 31, 2003 the Trust paid $66,385 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

PROXY POLICIES AND PROCEDURES


Reviewed and approved by the AIM Funds Board of Directors/Trustees February 19, 2004 Adopted by the Board of Directors of each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. June 26, 2003, as revised effective January 8, 2004.


A.       PROXY POLICIES

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       BOARDS OF DIRECTORS

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  - Implement or renew a dead-hand or modified dead-hand poison pill;

                  - Sit on the boards of an excessive number of companies;

                  - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  - Long-term financial performance of the target company relative to its industry;

                  -        Management's track record;

                  -        Portfolio manager's assessment;

                  -        Qualifications of director nominees (both slates);

                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  -        Background to the proxy contest.

         II.      INDEPENDENT AUDITORS

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  - It is not clear that the auditors will be able to fulfill their function;

                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     COMPENSATION PROGRAMS

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      CORPORATE MATTERS

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       SHAREHOLDER PROPOSALS

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  - We will generally abstain from shareholder social and environmental proposals.

                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  - We will generally vote for proposals to lower barriers to shareholder action.

                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      OTHER

                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                           AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Directors/Trustees:

                  1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

                  2. AIM will not publicly announce its voting intentions and the reasons therefore.

                  3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

                  4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS shall to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of April 5, 2004.


AIM BALANCED FUND


                                       CLASS A       CLASS B      CLASS C     CLASS R     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                      ----------   ----------   ----------   ----------   -------------
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
         NAME AND ADDRESS OF           OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER              RECORD       RECORD       RECORD       RECORD        RECORD
-----------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor      6.46%        6.87%       13.46%          --             --
Jacksonville, FL  32246-6484

Reliance Trust Co.
FBO Tahoe Regional Planning Agency         --           --           --        11.34%            --
PO Box 48529
Atlanta, GA 30362-1529

A I M Advisors, Inc.*
ATTN:  David Hessel                        --           --           --           --         100.00%
11 Greenway Plaza, Suite 100
Houston, TX 77046



* Owned of record and beneficially

                                       CLASS A       CLASS B      CLASS C     CLASS R     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                      ----------   ----------   ----------   ----------   -------------
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
         NAME AND ADDRESS OF           OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER              RECORD       RECORD       RECORD       RECORD        RECORD
-----------------------------------   ----------   ----------   ----------   ----------   -------------
Branch Banking Trust TTE
FBO W. E. Stanley & Co. Inc.
OMNIBUS Daily 401k                         --           --           --        15.51%          --
FBO WE Stanley & Co
300 E Wendover Avenue, Ste 100
Greensboro, NC   27401-1221

AMVESCAP National
Trust Company TTEE
FBO Big Horn Basin Orthopedic              --           --           --        21.73%          --
Profit Clinic PC Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

MCB Trust Services Cust FBO
Crittenden Health Systems 401k             --           --           --        13.91%          --
700 17th Street, Ste. 300
Denver, CO 80202-3531

AMVESCAP National Trust Co. FBO
West Boylston Insurance Agency
Inc. 401(k) Plan
P.O. Box 105779                            --           --           --         5.37%          --
Atlanta, GA 30348-5779

AIM BASIC BALANCED FUND


                                       CLASS A       CLASS B      CLASS C     CLASS R     INSTITUTIONAL
                                        SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                      ----------   ----------   ----------   ----------   -------------
                                      PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
         NAME AND ADDRESS OF           OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
          PRINCIPAL HOLDER              RECORD       RECORD       RECORD       RECORD        RECORD
-----------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor        --         5.37%        7.40%          --           --
Jacksonville, FL 32246-6484


AIM EUROPEAN SMALL COMPANY FUND


                                         CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                        ----------------    ----------------    ----------------
                                        PERCENTAGE OWNED    PERCENTAGE OWNED    PERCENTAGE OWNED
        NAME AND ADDRESS OF                    OF                  OF                 OF
         PRINCIPAL HOLDER                    RECORD              RECORD             RECORD
-----------------------------------     ----------------    ----------------    ----------------
FTC & Co.
Datalynx
PO Box 173736                                 5.56%                 --                  --
Denver, CO   80217-3736

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr East 2nd Floor                --                7.44%              13.34%
Jacksonville, FL 32246-6484

AIM GLOBAL VALUE FUND


                                         CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                        ----------------    ----------------    ----------------
                                        PERCENTAGE OWNED    PERCENTAGE OWNED    PERCENTAGE OWNED
        NAME AND ADDRESS OF                    OF                  OF                 OF
         PRINCIPAL HOLDER                    RECORD              RECORD             RECORD
-----------------------------------     ----------------    ----------------    ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Floor           8.39%               7.28%                 --
Jacksonville, FL 32246-6484


AIM INTERNATIONAL EMERGING GROWTH FUND


                                         CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                        ----------------    ----------------    ----------------
                                        PERCENTAGE OWNED    PERCENTAGE OWNED    PERCENTAGE OWNED
        NAME AND ADDRESS OF                    OF                  OF                 OF
         PRINCIPAL HOLDER                    RECORD              RECORD             RECORD
-----------------------------------     ----------------    ----------------    ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr East 2nd Floor              7.38%               7.70%              19.69%
Jacksonville, FL 32246-6484

AIM MID CAP BASIC VALUE FUND


                                                                                           INSTITUTIONAL
                                        CLASS A      CLASS B       CLASS C      CLASS R        CLASS
                                         SHARES       SHARES       SHARES       SHARES         SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr, East,
2nd Floor                                6.10%          --          6.47%          --            --
Jacksonville, FL  32246-6484


AIM PREMIER EQUITY FUND


                                                                                           INSTITUTIONAL
                                        CLASS A      CLASS B       CLASS C      CLASS R        CLASS
                                         SHARES       SHARES       SHARES       SHARES         SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
Citigroup Global Markets House Acct.
Attn:  Cindy Tempesta, 17th Floor
333 West 34th Street                      6.47%        8.34%       10.03%        --               %
New York, NY   10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration                8.00%        8.81%       18.55%        --             --
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL   32246-6484

                                                                                           INSTITUTIONAL
                                        CLASS A      CLASS B       CLASS C      CLASS R        CLASS
                                         SHARES       SHARES       SHARES       SHARES         SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
APB025 Logan Bank & Trust Co.
401k Plan                                  --           --           --          15.43%         --
PO Box 505
Warrendale, PA   15086-0505

Reliance Trust Company CSDN FBO
Olmos Equipment Inc. 401k Ret. Plan        --           --           8.16%          --          --
PO Box 48529
Atlanta, GA 30362-1529

AMVESCAP National Trust Company TTEE
FBO Guys Inc. 401(k) Profit
Sharing Plan
P.O. Box 105779                            --           --             --         1.54%         --
Atlanta, GA 30348-5779

Circle Trust Company Custodian For
Milikin Mandt Associates Inc.
IRA Omnibus Account
Metro Center
One Station Place                          --           --             --         8.44%         --
Stanford, CT 06902-6800

Airbrush Images 401k Plan
Daniel E. Hendricks TTEE
850 N FM 3083                              --           --             --         7.48%         --
Conroe, TX 77303-1850

First Command Bank Trust
Attention: Trust Department                --           --             --                    88.29
P.O. Box 901075
Fort Worth, TX 76101-2075

                                                                                           INSTITUTIONAL
                                        CLASS A      CLASS B       CLASS C      CLASS R        CLASS
                                         SHARES       SHARES       SHARES       SHARES         SHARES
                                       ----------   ----------   ----------   ----------   -------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF     OWNED OF       OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD       RECORD         RECORD
------------------------------------   ----------   ----------   ----------   ----------   -------------
First Command Bank Trust
Attention: Trust Department
P.O. Box 901075                           --           --           --            --          11.71%
Fort Worth, TX 76101-2075


AIM SELECT EQUITY FUND


                                       CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                      ----------------    ----------------   ----------------
                                      PERCENTAGE OWNED    PERCENTAGE OWNED   PERCENTAGE OWNED
       NAME AND ADDRESS OF                   OF                  OF                 OF
        PRINCIPAL HOLDER                   RECORD              RECORD             RECORD
-----------------------------------   ----------------    ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor        5.29%               7.58%              12.70%
Jacksonville, FL  32246-6484

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402                      --                5.79%                 --


AIM SMALL CAP EQUITY FUND



                                        CLASS A      CLASS B       CLASS C
                                         SHARES       SHARES       SHARES     CLASS R SHARES
                                       ----------   ----------   ----------   ----------------
                                       PERCENTAGE   PERCENTAGE   PERCENTAGE     PERCENTAGE
        NAME AND ADDRESS OF             OWNED OF     OWNED OF     OWNED OF        OWNED OF
         PRINCIPAL HOLDER                RECORD       RECORD       RECORD          RECORD
------------------------------------   ----------   ----------   ----------   ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration
4800 Deer Lake Dr., East
2nd Floor                                 8.02%        6.49%        18.66%          --
Jacksonville, FL   32246-6484

                                                   CLASS A         CLASS B           CLASS C
                                                   SHARES           SHARES           SHARES          CLASS R SHARES
                                                 ------------------------------------------------------------------
                                                 PERCENTAGE       PERCENTAGE       PERCENTAGE          PERCENTAGE
NAME AND ADDRESS OF                               OWNED OF         OWNED OF         OWNED OF            OWNED OF
PRINCIPAL HOLDER                                   RECORD           RECORD           RECORD              RECORD
-------------------------------------------------------------------------------------------------------------------
Capital Bank & Trust Co TTEE
FBO West Virginia Newspaper
Publishing Co 401k Plan
c/o Planpremier / FASCORP
8515 E. Orchard Rd # 2T2
Greenwood Vlg, CO 80111-5002                         --               --                --               10.19%

Reliance Trust Co.
FBO Knightsbridge Solutions 401k
P.O. Box 48529
Atlanta, GA  30362-1529                              --               --                --                9.98%

Capital Bank & Trust Co TTEE
FBO Applied Underwriters Inc 401k
c/o Planpremier / Fastcorp
8515 E. Orchard Rd. #2T2
Greenwood Vlg, CO 80111-5002                         --               --                --                7.80%

BISYS Retirement Services FBO
Webb Ziesenheim Law Firm
700 17th Street
Suite 300
Denver, CO 80202-3531                                --               --                --                5.75%

Capital Bank & Trust Co. TTEE
FBO McGinnis food Center 401k Plan
c/o Planpremier / Fastcorp
8515 E. Orchard Rd. Ste 2T2
Greenwood Vlg, CO 80111-5002                         --               --                --                5.40%

Reliance Trust Company Cust 401k
FBO Energy Investors Management
Sav and Inv Plan
P.O. Box 48529
Atlanta, GA  30362-1529                              --               --                --                5.34%


MANAGEMENT OWNERSHIP

         As of [    ], 2004, the trustees and officers as a group owned less
than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX F
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


                                     2003                                      2002
                    ----------------------------------------  ----------------------------------------
                     MANAGEMENT   MANAGEMENT  NET MANAGEMENT   MANAGEMENT   MANAGEMENT  NET MANAGEMENT
   FUND NAME        FEE PAYABLE  FEE WAIVERS    FEE PAID      FEE PAYABLE  FEE WAIVERS    FEE PAID
---------------     -----------  -----------  --------------  -----------  -----------  --------------
AIM Balanced
Fund                $12,247,956  $    26,441  $   12,221,515  $16,549,652  $    42,255  $   16,507,397

AIM Basic
Balanced Fund(1)        762,772       87,087         675,685      425,485      124,214         301,271

AIM European
Small Company
Fund                    329,310      235,934          93,376      197,592      197,592             -0-

AIM Global Value
Fund                    119,494      119,494             -0-      114,141      101,252          12,889

AIM International
Emerging Growth
Fund                    433,171      158,359         274,812      157,455      157,455             -0-

AIM Mid Cap
Basic Value
Fund(2)                 585,948       87,608         498,340      396,344       65,709         330,635

AIM Premier
Equity Fund          56,790,898    1,170,110      55,620,788   83,590,822    3,054,474      80,536,348

AIM Select Equity
Fund                  3,333,532        4,384       3,329,148    4,526,857        5,546       4,521,311

AIM Small Cap
Equity Fund           3,062,023        3,786       3,058,237    2,448,587        3,987       2,444,600

                                     2001
                    ----------------------------------------
                     MANAGEMENT   MANAGEMENT  NET MANAGEMENT
   FUND NAME        FEE PAYABLE  FEE WAIVERS     FEE PAID
----------------    -----------  -----------  --------------
AIM Balanced
Fund                $20,891,477  $    19,008  $   20,872,469

AIM Basic
Balanced Fund(1)         29,174       29,174             -0-

AIM European
Small Company
Fund                    107,157      107,157             -0-

AIM Global Value
Fund                     69,914       69,914             -0-

AIM International
Emerging Growth
Fund                     96,010       96,010             -0-

AIM Mid Cap
Basic Value
Fund(2)                      22           22             -0-

AIM Premier
Equity Fund         133,647,827    8,961,757     124,686,070

AIM Select Equity
Fund                  6,487,014        3,800       6,483,214

AIM Small Cap
Equity Fund             997,232          714         996,518



(1)     Commenced operations on September 28, 2001.



(2)     Commenced operations on December 31, 2001.

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


         FUND NAME                      2003        2002       2001
--------------------------              ----        ----       ----
AIM Balanced Fund                     $498,697    $441,158   $316,318

AIM Basic Balanced Fund(1)              50,000      50,000     12,603

AIM European Small Company
Fund                                    50,000      50,000     50,000

AIM Global Value Fund                   50,000      50,000     50,000

AIM International Emerging
Growth Fund                             50,000      50,000     50,000

AIM Mid Cap Basic Value
Fund(2)                                 50,000      50,000       137

AIM Premier Equity Fund                761,336     744,086    833,469

AIM Select Equity Fund                 133,014     140,339    148,860

AIM Small Cap Equity Fund              112,855      83,395     50,000


--------------------


(1).    Commenced operations on September 28, 2001.



(2).    Commenced operations on December 31, 2001.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS


         Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended December 31 were as follows:



                  FUND                          2003           2002           2001
                  ----                      ------------   ------------   ------------
AIM Balanced Fund(2)                        $  4,904,217   $  3,264,475   $  2,814,996
AIM Basic Balanced Fund(3)                        64,027         86,276         18,936
AIM European Small Company Fund                  196,726        115,950         69,600
AIM Global Value Fund(4)                         229,443         41,687         29,817
AIM International Emerging Growth Fund(5)        408,813        109,136         67,561
AIM Mid Cap Basic Value Fund(6)                  143,936        177,248            N/A
AIM Premier Equity Fund(7)                    12,470,891     19,179,821     19,870,430
AIM Select Equity Fund                         1,367,378      2,058,156      2,341,424
AIM Small Cap Equity Fund(8)                   1,690,283      1,620,294        493,853



1 Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.



2 The variation in brokerage commissions paid by AIM Balanced Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions. The variations in brokerage commission for the fiscal year ended December 31, 2002 as compared to the prior fiscal year ended December 31, 2001 was due to significant fluctuation in asset levels.



3      Commenced operations on September 28, 2001.



4 The variation in brokerage commissions paid by AIM Global Value Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions as a result of the Fund's name change and corresponding change in investment strategy.



5 The variation in brokerage commissions paid by AIM International Emerging Growth Fund for the fiscal year ended December 31, 2003 as compared to the fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions.



6      Commenced operations on December 31, 2001.



7 The variation in brokerage commissions paid by the AIM Premier Equity Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to a decline in average daily assets of the Fund.



8 The variation in brokerage commissions paid by AIM Small Cap Equity Fund for the fiscal year ended December 31, 2002 as compared to the prior fiscal year ended December 31, 2001 was due to a significant fluctuation in asset levels.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                                                   Related
Fund                                                Transactions            Brokerage Commissions
----                                              ---------------           ---------------------
AIM Balanced Fund                                 $    252,973,336          $             385,703
AIM Basic Balanced Fund                                  2,766,146                          4,269
AIM European Small Company Fund                                  -                              -
AIM Global Value Fund                                    3,464,031                          9,533
AIM International Emerging Growth Fund                           -                              -
AIM Mid Cap Basic Value Fund                             7,565,861                         18,564
AIM Premier Equity Fund                              1,075,419,335                      1,783,657
AIM Select Equity Fund                                 103,392,762                        181,743
AIM Small Cap Equity Fund                               81,254,907                        206,758



         During the last fiscal year ended December 31, 2003, the Funds purchased securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:



              Fund/Issuer                         Security            Market Value (as of December 31, 2003)
              -----------                         --------            --------------------------------------
AIM Balanced Fund
      Merrill Lynch & Co., Inc.                 Common Stock                     $    34,339,575
      Morgan Stanley                            Common Stock                          38,194,200

      Goldman Sachs Group, Inc. (The)           Bonds & Notes                          4,579,670
      Lehman Brothers Inc.                      Bonds & Notes                          4,071,186
      Merrill Lynch & Co., Inc.                 Bonds & Notes                          1,457,549

AIM Basic Balanced Fund
      Morgan Stanley                            Common Stock                     $     2,204,847

      Goldman Sachs Group, Inc. (The)           Bonds & Notes                            153,509
      Lehman Brothers Inc.                      Bonds & Notes                            139,668
      Merrill Lynch & Co., Inc.                 Bonds & Notes                             41,203

AIM Global Value Fund
     Merrill Lynch & Co., Inc.                  Common Stock                     $       222,870

AIM Premier Equity Fund
      Merrill Lynch & Co., Inc.                 Common Stock                     $   136,144,245
      Morgan Stanley                            Common Stock                         164,721,168

AIM Select Equity Fund
      Charles Schwab Corp. (The)                Common Stock                     $     1,625,632
      Merrill Lynch & Co., Inc.                 Common Stock                           3,360,645
      Morgan Stanley                            Common Stock                           5,248,809

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended December 31, 2003 follows:


                                            CLASS A        CLASS B        CLASS C        CLASS R
FUND                                        SHARES         SHARES         SHARES         SHARES
----                                     ------------   ------------   ------------   ------------
AIM Balanced Fund                        $  3,397,488   $  7,336,443   $  2,791,836   $     13,795
AIM Basic Balanced Fund                       140,541        587,179        184,770            N/A
AIM European Small Company Fund                88,867         60,131         32,606            N/A
AIM Global Value Fund                          24,070         52,422         19,388            N/A
AIM International Emerging Growth Fund        118,180         74,842         43,470            N/A
AIM Mid Cap Basic Value Fund                  131,657        266,912         89,362            N/A
AIM Premier Equity Fund                    11,843,149     38,803,582      4,242,684          2,329
AIM Select Equity Fund                        648,509      2,002,766        316,848            N/A
AIM Small Cap Equity Fund                     636,252      1,247,627        527,403          4,743

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended December 31, 2003 follows:


                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------
AIM Balanced Fund                        $          0   $          0   $          0   $          0   $  3,397,488
AIM Basic Balanced Fund                         7,317          1,606          6,692              0      1,249,926
AIM European Small Company Fund                 7,023          1,121          3,833              0         76,890
AIM Global Value Fund                               0              0              0              0         24,070
AIM International Emerging Growth Fund          5,840            970          3,121              0        108,249
AIM Mid Cap Basic Value Fund                    1,705            277            881              0        128,794
AIM Premier Equity Fund                             0              0              0              0     11,841,149
AIM Select Equity Fund                              0              0              0              0        648,509
AIM Small Cap Equity Fund                      27,072          4,459         16,892              0        580,592


         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended December 31, 2003, follows:


                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------
AIM Balanced Fund                        $     18,020   $      2,933   $     11,640   $  5,502,332   $  1,801,518
AIM Basic Balanced Fund                         6,543          1,436          3,420        440,384        135,936
AIM European Small Company Fund                     0              0              0         45,098         15,032
AIM Global Value Fund                           2,219            487              0         39,317         10,399
AIM International Emerging Growth Fund             20              0              0         56,131         18,711
AIM Mid Cap Basic Value Fund                        0              0          3,574        200,184         63,154
AIM Premier Equity Fund                        33,150          5,363         21,921     29,102,686      9,640,462
AIM Select Equity Fund                          5,011            859          3,669      1,502,074        491,152
AIM Small Cap Equity Fund                      15,911          2,621         10,590        935,720        282,785


         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended December 31, 2003, follows:


                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------
AIM Balanced Fund                        $     11,117   $      1,787   $      6,948   $    126,557   $  2,645,427
AIM Basic Balanced Fund                             0              0          2.740         28,768        153,262
AIM European Small Company Fund                     0              0              0          7,261         25,345
AIM Global Value Fund                             885            194              0          3,237         15,072
AIM International Emerging Growth Fund              0              0              0          9,096         34,374
AIM Mid Cap Basic Value Fund                        0              0              0         20,620         68,742
AIM Premier Equity Fund                         8,459          1,389          5,589         98,213      4,129,034
AIM Select Equity Fund                            769            169          1,878         25,351        288,681
AIM Small Cap Equity Fund                      12,501          2,103          7,302        135,020        369,677


         An estimate by category of the allocation of actual fees paid by Class R shares of the Funds during the year ended December 31, 2003, follows:


                                                         PRINTING &                   UNDERWRITERS     DEALERS
                                         ADVERTISING      MAILING        SEMINARS     COMPENSATION   COMPENSATION
                                         ------------   ------------   ------------   ------------   ------------
AIM Balanced Fund                        $      1,849   $        304   $      1,337   $      6,746   $      3,559
AIM Premier Equity Fund                           287             46            227          1,001            768
AIM Small Cap Equity Fund                         589             95            300          1,900          1.859

                                   APPENDIX L

                               TOTAL SALES CHARGES

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ended December 31:


                                                    2003                          2002                          2001
                                                    ----                          ----                          ----
                                            SALES          AMOUNT         SALES          AMOUNT         SALES          AMOUNT
                                           CHARGES        RETAINED       CHARGES        RETAINED       CHARGES        RETAINED
                                         ------------   ------------   ------------   ------------   ------------   ------------
AIM Balanced Fund                        $    949,856   $    167,714   $  1,451,273   $    268,091   $  3,691,146   $    640,756
AIM Basic Balanced Fund(1)                    293,619         54,699        354,894         61,611        112,507         19,234
AIM European Small Company Fund                74,772         11,964         42,708          6,559         28,534          4,738
AIM Global Value Fund                          50,688          8,617         38,808          6,560         60,376         10,936
AIM International Emerging Growth Fund        155,527         25,330         37,780          5,940         26,026          4,181
AIM Mid Cap Basic Value Fund(2)               242,365         37,836        269,601         41,770            N/A            N/A
AIM Premier Equity Fund                     2,995,862        467,280      5,431,749        848,167     13,060,057      2,026,998
AIM Select Equity Fund                        243,262         40,200        442,333         69,411      1,293,861        205,791
AIM Small Cap Equity Fund                   1,037,324        161,868      1,423,426        215,904        819,222        129,827


(1)   Commenced operations on September 28, 2001


(2)   Commenced operations on December 31, 2001


         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal years ended December 31:


                                             2003           2002           2001
                                         ------------   ------------   ------------
AIM Balanced Fund                        $     14,929   $     83,438   $    139,887
AIM Basic Balanced Fund(1)                      3,417          4,957             84
AIM European Small Company Fund                11,872          1,570         17,064
AIM Global Value Fund                             402            651          2,126
AIM International Emerging Growth Fund          2,977          1,003         29,308
AIM Mid Cap Basic Value Fund(2)                13,288          3,372            N/A
AIM Premier Equity Fund                        83,809        193,652        502,677
AIM Select Equity Fund                          3,017         18,952         32,135
AIM Small Cap Equity Fund                      11,190         25,831         39,954


(1)   Commenced operations on September 28, 2001


(2)   Commenced operations on December 31, 2001

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                           PERIODS ENDED
                                                           -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS A SHARES:                         1 YEAR       5 YEARS       10 YEARS    INCEPTION        DATE
         --------------                          ------       -------       --------    ---------        ----
AIM Balanced Fund                                11.65%       -1.50%          7.04%         N/A        03/31/78
AIM Basic Balanced Fund                          16.56%         N/A            N/A         5.14%       09/28/01
AIM European Small Company Fund                  54.92%         N/A            N/A         4.23%       08/31/00
AIM Global Value Fund                            24.84%         N/A            N/A         4.18%       12/29/00
AIM International Emerging Growth Fund           65.52%         N/A            N/A         4.26%       08/31/00
AIM Mid Cap Basic Value Fund                     29.51%         N/A            N/A         3.26%       12/31/01
AIM Premier Equity Fund                          17.99%       -4.75%          7.49%         N/A        05/01/84
AIM Select Equity Fund                           22.34%       -2.30%          7.43%         N/A        12/04/67
AIM Small Cap Equity Fund                        38.12%         N/A            N/A         3.94%       08/31/00


         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception of less than ten years) ended December 31 are as follows:


                                                           PERIODS ENDED
                                                           -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS B SHARES:                        1 YEAR        5 YEARS        10 YEARS   INCEPTION         DATE
         --------------                         ------        -------        --------   ---------         ----
AIM Balanced Fund                               11.29%        -1.66%          6.88%         N/A        10/18/93
AIM Basic Balanced Fund                         16.64%          N/A            N/A         5.53%       09/28/01
AIM European Small Company Fund                 57.86%          N/A            N/A         4.50%       08/31/00
AIM Global Value Fund                           26.26%          N/A            N/A         4.56%       12/29/00
AIM International Emerging Growth Fund          68.83%          N/A            N/A         4.52%       08/31/00
AIM Mid Cap Basic Value Fund                    31.19%          N/A            N/A         3.63%       12/31/01
AIM Premier Equity Fund                         18.76%        -4.73%          7.41%         N/A        10/18/93
AIM Select Equity Fund                          23.55%        -2.27%          7.31%         N/A        09/01/93
AIM Small Cap Equity Fund                       40.13%          N/A            N/A         4.20%       08/31/00

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:



                                                           PERIODS ENDED
                                                           -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                           SINCE       INCEPTION
         CLASS C SHARES:                         1 YEAR       5 YEARS       10 YEARS     INCEPTION       DATE
         --------------                          ------       -------       --------     ---------       ----
AIM Balanced Fund                                15.32%       -1.29%           N/A         1.42%       08/04/97
AIM Basic Balanced Fund                          20.64%         N/A            N/A         6.76%       09/28/01
AIM European Small Company Fund                  61.86%         N/A            N/A         5.30%       08/31/00
AIM Global Value Fund                            30.37%         N/A            N/A         5.50%       12/29/00
AIM International Emerging Growth Fund           72.68%         N/A            N/A         5.30%       08/31/00
AIM Mid Cap Basic Value Fund                     35.06%         N/A            N/A         5.50%       12/31/01
AIM Premier Equity Fund                          22.90%       -4.40%           N/A         0.78%       08/04/97
AIM Select Equity Fund                           27.60%       -1.95%           N/A         1.48%       08/04/97
AIM Small Cap Equity Fund                        44.13%         N/A            N/A         5.01%       08/31/00


         The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                           PERIODS ENDED
                                                           -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                           SINCE       INCEPTION
         CLASS R SHARES:                         1 YEAR       5 YEARS       10 YEARS     INCEPTION      DATE***
         --------------                          ------       -------       --------     ---------      -------
AIM Balanced Fund*                               16.92%       -0.78%          7.30%            -       03/31/78
AIM Basic Balanced Fund**                        22.16%         N/A            N/A          7.27%      09/28/01
AIM Mid Cap Basic Value Fund**                   36.86%         N/A            N/A          6.05%      12/31/01
AIM Premier Equity Fund*                         24.53%       -3.91%          7.82%            -       05/01/84
AIM Small Cap Equity Fund*                       45.86%         N/A            N/A         5.53%       08/31/00



* The returns shown for the one year period are the historical returns of the Funds' Class R shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Funds Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.



** These returns shown for these periods are the restated historical performance of the Funds' Class A shares (for the periods prior to April 30, 2004) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.



*** The inception date shown in the table is that of the Funds' Class A shares. The inception date of AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund's Class R shares is June 3, 2002. The inception date of AIM Basic Balanced Fund and AIM Mid Cap Basic Value Fund's Class R shares is April 30, 2004.


CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                    PERIODS ENDED
                                                    -------------
                                                  DECEMBER 31, 2003
                                                  -----------------
                                                                             SINCE     INCEPTION
         CLASS A SHARES:                    1 YEAR     5 YEARS   10 YEARS   INCEPTION    DATE
         --------------                     ------     -------   --------   ---------    ----
AIM Balanced Fund                           11.65%      -7.27%     97.51%       N/A    03/31/78
AIM Basic Balanced Fund                     16.56%        N/A        N/A      11.97%   09/28/01
AIM European Small Company Fund             54.92%        N/A        N/A      14.80%   08/31/00
AIM Global Value Fund                       24.84%        N/A        N/A      13.09%   12/29/00
AIM International Emerging Growth Fund      65.52%        N/A        N/A      14.92%   08/31/00
AIM Mid Cap Basic Value Fund                29.51%        N/A        N/A       6.62%   12/31/01
AIM Premier Equity Fund                     17.99%     -21.58%    105.82%       N/A    05/01/84
AIM Select Equity Fund                      22.34%     -10.98%    104.70%       N/A    12/04/67
AIM Small Cap Equity Fund                   38.12%        N/A        N/A      13.76%   08/31/00


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                    PERIODS ENDED
                                                    -------------
                                                  DECEMBER 31, 2003
                                                  -----------------
                                                                            SINCE    INCEPTION
         CLASS B SHARES:                    1 YEAR    5 YEARS   10 YEARS  INCEPTION    DATE
         --------------                     ------    -------   --------  ---------  ---------
AIM Balanced Fund                           11.29%     -8.02%     94.47%       N/A   10/18/93
AIM Basic Balanced Fund                     16.64%       N/A        N/A      12.91%  09/28/01
AIM European Small Company Fund             57.86%       N/A        N/A      15.80%  08/31/00
AIM Global Value Fund                       26.26%       N/A        N/A      14.36%  12/29/00
AIM International Emerging Growth Fund      68.83%       N/A        N/A      15.90%  08/31/00
AIM Mid Cap Basic Value Fund                31.19%       N/A        N/A       7.40%  12/31/01
AIM Premier Equity Fund                     18.76%    -21.52%    104.32%       N/A   10/18/93
AIM Select Equity Fund                      23.55%    -10.83%    102.55%       N/A   09/01/93
AIM Small Cap Equity Fund                   40.13%       N/A        N/A      14.70%  08/31/00


         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                    PERIODS ENDED
                                                    -------------
                                                  DECEMBER 31, 2003
                                                  -----------------
                                                                            SINCE      INCEPTION
         CLASS C SHARES:                    1 YEAR    5 YEARS    10 YEARS  INCEPTION      DATE
         --------------                     ------    -------    --------  ---------   ---------
AIM Balanced Fund                           15.32%     -6.29%       N/A       9.48%    08/04/97
AIM Basic Balanced Fund                     20.64%       N/A        N/A      15.91%    09/28/01
AIM European Small Company Fund             61.86%       N/A        N/A      18.80%    08/31/00
AIM Global Value Fund                       30.37%       N/A        N/A      17.76%    12/29/00
AIM International Emerging Growth Fund      72.68%       N/A        N/A      18.80%    08/31/00
AIM Mid Cap Basic Value Fund                35.06%       N/A        N/A      11.30%    12/31/01
AIM Premier Equity Fund                     22.90%    -20.14%       N/A       5.11%    08/04/97
AIM Select Equity Fund                      27.60%     -9.36%       N/A       9.85%    08/04/97
AIM Small Cap Equity Fund                   44.13%       N/A        N/A      17.70%    08/31/00


         The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS R SHARES:                         1 YEAR        5 YEARS     10 YEARS     INCEPTION       DATE***
         --------------                          ------        -------     --------     ---------       -------
AIM Balanced Fund*                               16.92%         -3.82%      102.28%          -         03/31/78
AIM Basic Balanced Fund**                        22.16%           N/A          N/A       17.17%        09/28/01
AIM Mid Cap Basic Value Fund**                   36.86%           N/A          N/A       12.47%        12/31/01
AIM Premier Equity Fund*                         24.53%        -18.07%      112.36%          -         05/01/84
AIM Small Cap Equity Fund*                       45.86%           N/A          N/A       19.64%        08/31/00



* The returns shown for the one year period are the historical returns of the Funds' Class R shares. The returns shown for the five and ten year periods and since inception are the blended returns of the historical performance of the Funds Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.



** The returns shown for these periods are the restated historical performance of the Funds' Class A shares (for the periods prior to April 30, 2004) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class R shares.



*** The inception date shown in the table is that of the Funds' Class A shares. The inception date of AIM Balanced Fund, AIM Premier Equity Fund and AIM Small Cap Equity Fund's R shares is June 3, 2002. The inception date of AIM Basic Balanced Fund and AIM Mid Cap Basic Value Fund's Class R shares is April 30, 2004.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less then ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                            SINCE      INCEPTION
         CLASS A SHARES:                         1 YEAR       5 YEARS       10 YEARS      INCEPTION       DATE
         --------------                          ------       -------       --------      ---------    ---------
AIM Balanced Fund                                10.90%       -2.48%          5.75%          N/A       03/31/78
AIM Basic Balanced Fund                          16.44%         N/A            N/A          4.81%      09/28/01
AIM European Small Company Fund                  54.86%         N/A            N/A          4.15%      08/31/00
AIM Global Value Fund                            24.49%         N/A            N/A          4.07%      12/29/00
AIM International Emerging Growth Fund           65.48%         N/A            N/A          4.19%      08/31/00
AIM Mid Cap Basic Value Fund                     29.51%         N/A            N/A          3.26%      12/31/01
AIM Premier Equity Fund                          17.99%       -5.46%          6.10%          N/A       05/01/84
AIM Select Equity Fund                           22.34%       -2.91%          6.24%          N/A       12/04/67
AIM Small Cap Equity Fund                        38.12%         N/A            N/A          3.94%      08/31/00


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:

                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                            SINCE      INCEPTION
         CLASS B SHARES:                         1 YEAR       5 YEARS       10 YEARS      INCEPTION       DATE
         --------------                          ------       -------       --------      ---------    ---------
AIM Balanced Fund                                10.81%       -2.37%           5.84%         N/A       10/18/93
AIM Basic Balanced Fund                          16.61%         N/A             N/A         5.38%      09/28/01
AIM European Small Company Fund                  57.86%         N/A             N/A         4.46%      08/31/00
AIM Global Value Fund                            25.98%         N/A             N/A         4.49%      12/29/00
AIM International Emerging Growth Fund           68.83%         N/A             N/A         4.52%      08/31/00
AIM Mid Cap Basic Value Fund                     31.19%         N/A             N/A         3.63%      12/31/01
AIM Premier Equity Fund                          18.76%       -5.48%           6.08%         N/A       10/18/93
AIM Select Equity Fund                           23.55%       -2.93%           6.08%         N/A       09/01/93
AIM Small Cap Equity Fund                        40.13%         N/A             N/A         4.20%      08/31/00


         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS C SHARES:                         1 YEAR       5 YEARS      10 YEARS     INCEPTION        DATE
         --------------                          ------       -------      --------     ---------        ----
AIM Balanced Fund                                14.84%       -1.99%          N/A          0.55%       08/04/97
AIM Basic Balanced Fund                          20.61%         N/A           N/A          6.62%       09/28/01
AIM European Small Company Fund                  61.86%         N/A           N/A          5.26%       08/31/00
AIM Global Value Fund                            30.09%         N/A           N/A          5.42%       12/29/00
AIM International Emerging Growth Fund           72.68%         N/A           N/A          5.30%       08/31/00
AIM Mid Cap Basic Value Fund                     35.06%         N/A           N/A          5.50%       12/31/01
AIM Premier Equity Fund                          22.90%       -5.14%          N/A         -0.57%       08/04/97
AIM Select Equity Fund                           27.60%       -2.60%          N/A          0.37%       08/04/97
AIM Small Cap Equity Fund                        44.13%         N/A           N/A          5.01%       08/31/00


AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS A SHARES:                         1 YEAR       5 YEARS      10 YEARS     INCEPTION        DATE
         --------------                          ------       -------      --------     ---------      ---------
AIM Balanced Fund                                 7.53%       -1.82%         5.36%         N/A         03/31/78
AIM Basic Balanced Fund                          10.87%         N/A           N/A         4.19%        09/28/01
AIM European Small Company Fund                  35.78%         N/A           N/A         3.57%        08/31/00
AIM Global Value Fund                            16.56%         N/A           N/A         3.56%        12/29/00
AIM International Emerging Growth Fund           42.64%         N/A           N/A         3.60%        08/31/00
AIM Mid Cap Basic Value Fund                     19.18%         N/A           N/A         2.77%        12/31/01
AIM Premier Equity Fund                          11.69%       -4.07%         5.98%         N/A         05/01/84
AIM Select Equity Fund                           14.52%       -1.93%         6.06%         N/A         12/04/67
AIM Small Cap Equity Fund                        24.78%         N/A           N/A         3.37%        08/31/00

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS B SHARES:                         1 YEAR       5 YEARS      10 YEARS     INCEPTION        DATE
         --------------                          ------       -------      --------     ---------        ----
AIM Balanced Fund                                 7.31%       -1.79%         5.39%         N/A         10/18/93
AIM Basic Balanced Fund                          10.84%         N/A           N/A         4.63%        09/28/01
AIM European Small Company Fund                  37.61%         N/A           N/A         3.82%        08/31/00
AIM Global Value Fund                            17.41%         N/A           N/A         3.90%        12/29/00
AIM International Emerging Growth Fund           44.74%         N/A           N/A         3.88%        08/31/00
AIM Mid Cap Basic Value Fund                     20.27%         N/A           N/A         3.10%        12/31/01
AIM Premier Equity Fund                          12.20%       -4.05%         5.97%         N/A         10/18/93
AIM Select Equity Fund                           15.30%       -1.88%         5.96%         N/A         09/01/93
AIM Small Cap Equity Fund                        26.08%         N/A           N/A         3.59%        08/31/00


         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:


                                                            PERIODS ENDED
                                                            -------------
                                                          DECEMBER 31, 2003
                                                          -----------------
                                                                                          SINCE        INCEPTION
         CLASS C SHARES:                         1 YEAR       5 YEARS      10 YEARS     INCEPTION        DATE
         --------------                          ------       -------      --------     ---------        ----
AIM Balanced Fund                                 9.93%       -1.48%         N/A          0.72%        08/04/97
AIM Basic Balanced Fund                          13.44%         N/A          N/A          5.69%        09/28/01
AIM European Small Company Fund                  40.21%         N/A          N/A          4.52%        08/31/00
AIM Global Value Fund                            20.08%         N/A          N/A          4.70%        12/29/00
AIM International Emerging Growth Fund           47.24%         N/A          N/A          4.55%        08/31/00
AIM Mid Cap Basic Value Fund                     22.79%         N/A          N/A          4.69%        12/31/01
AIM Premier Equity Fund                          14.89%       -3.78%         N/A          0.25%        08/04/97
AIM Select Equity Fund                           17.94%       -1.62%         N/A          1.03%        08/04/97
AIM Small Cap Equity Fund                        28.68%         N/A          N/A          4.29%        08/31/00

YIELDS

         The 30-day yields for each of the named Funds are as follows:


                                               30 DAYS ENDED
                                               -------------
                                             DECEMBER 31, 2003
                                             -----------------
                                   CLASS A     CLASS B    CLASS C     CLASS R*
                                   -------     -------    -------     --------
AIM Balanced Fund                   2.37%       1.76%       1.76%      2.22%
AIM Basic Balanced Fund             0.38%      (0.23)%     (0.23)%      N/A


DISTRIBUTION RATES

         The distribution rates at offering price for each of the named Funds are as follows:


                                               30 DAYS ENDED
                                               -------------
                                             DECEMBER 31, 2003
                                             -----------------
                                   CLASS A     CLASS B    CLASS C     CLASS R*
                                   -------     -------    -------     --------
AIM Balanced Fund                   1.70%       1.11%      1.10%       1.56%
AIM Basic Balanced Fund             0.40%       0.00%      0.00%        N/A

                                   APPENDIX N
                               PENDING LITIGATION


         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of March 18, 2004.



         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND

         JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,

         V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY

         KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD
         J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid;

         accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, INVESCO, AIM, AMVESCAP and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS

                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-66.90%

ADVERTISING-2.08%

Omnicom Group Inc.                                   548,000   $   47,856,840
=============================================================================

AEROSPACE & DEFENSE-2.30%

Honeywell International Inc.                         891,000       29,786,130
-----------------------------------------------------------------------------
United Technologies Corp.                            245,700       23,284,989
=============================================================================
                                                                   53,071,119
=============================================================================

ALUMINUM-0.49%

Alcoa Inc.                                           296,000       11,248,000
=============================================================================

APPAREL RETAIL-1.32%

Gap, Inc. (The)                                    1,310,000       30,405,100
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.51%

Bank of New York Co., Inc. (The)                   1,050,000       34,776,000
=============================================================================

BUILDING PRODUCTS-2.26%

American Standard Cos. Inc.(a)                       259,200       26,101,440
-----------------------------------------------------------------------------
Masco Corp.                                          949,900       26,036,759
=============================================================================
                                                                   52,138,199
=============================================================================

COMMUNICATIONS EQUIPMENT-1.75%

Cisco Systems, Inc.(a)                               969,100       23,539,439
-----------------------------------------------------------------------------
Motorola, Inc.                                     1,200,000       16,884,000
=============================================================================
                                                                   40,423,439
=============================================================================

CONSUMER ELECTRONICS-2.51%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                      950,000       27,635,500
-----------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                               870,000       30,162,900
=============================================================================
                                                                   57,798,400
=============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.49%

DST Systems, Inc.(a)                                 349,700       14,603,472
-----------------------------------------------------------------------------
First Data Corp.                                   1,040,000       42,733,600
=============================================================================
                                                                   57,337,072
=============================================================================

DEPARTMENT STORES-1.01%

May Department Stores Co. (The)                      800,000       23,256,000
=============================================================================

DIVERSIFIED BANKS-1.76%

Bank One Corp.                                       890,000       40,575,100
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.99%

J.P. Morgan Chase & Co.                            1,250,000       45,912,500
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

DIVERSIFIED CHEMICALS-0.45%

Dow Chemical Co. (The)                               252,000   $   10,475,640
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.97%

Cendant Corp.(a)                                   2,040,000       45,430,800
=============================================================================

ENVIRONMENTAL SERVICES-2.14%

Waste Management, Inc.                             1,670,000       49,432,000
=============================================================================

FOOD RETAIL-2.59%

Kroger Co. (The)(a)                                1,900,000       35,169,000
-----------------------------------------------------------------------------
Safeway Inc.(a)                                    1,120,000       24,539,200
=============================================================================
                                                                   59,708,200
=============================================================================

GENERAL MERCHANDISE STORES-1.48%

Target Corp.                                         885,300       33,995,520
=============================================================================

HEALTH CARE DISTRIBUTORS-3.02%

Cardinal Health, Inc.                                614,200       37,564,472
-----------------------------------------------------------------------------
McKesson Corp.                                     1,000,000       32,160,000
=============================================================================
                                                                   69,724,472
=============================================================================

HEALTH CARE EQUIPMENT-1.03%

Baxter International Inc.                            780,000       23,805,600
=============================================================================

HEALTH CARE FACILITIES-1.51%

HCA Inc.                                             810,000       34,797,600
=============================================================================

HEALTH CARE SERVICES-0.54%

IMS Health Inc.                                      500,000       12,430,000
=============================================================================

INDUSTRIAL CONGLOMERATES-3.56%

General Electric Co.                                 845,100       26,181,198
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  2,110,000       55,915,000
=============================================================================
                                                                   82,096,198
=============================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                             420,000       35,242,200
=============================================================================

INVESTMENT BANKING & BROKERAGE-3.15%

Merrill Lynch & Co., Inc.                            585,500       34,339,575
-----------------------------------------------------------------------------
Morgan Stanley                                       660,000       38,194,200
=============================================================================
                                                                   72,533,775
=============================================================================

MANAGED HEALTH CARE-1.33%

Anthem, Inc.(a)                                      410,000       30,750,000
=============================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              1,680,000       39,194,400
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------

MULTI-LINE INSURANCE-0.99%

Hartford Financial Services Group, Inc. (The)        387,700   $   22,885,931
=============================================================================

OIL & GAS DRILLING-1.05%

Transocean Inc. (Cayman Islands)(a)                1,010,000       24,250,100
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-2.90%

Cooper Cameron Corp.(a)                              378,800       17,652,080
-----------------------------------------------------------------------------
Halliburton Co.                                      990,000       25,740,000
-----------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                      430,000       23,529,600
=============================================================================
                                                                   66,921,680
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.28%

Citigroup Inc.                                     1,081,433       52,492,758
=============================================================================

PACKAGED FOODS & MEATS-1.16%

Kraft Foods Inc.-Class A                             830,000       26,742,600
=============================================================================

PHARMACEUTICALS-3.04%

Aventis S.A. (France)                                580,000       38,230,097
-----------------------------------------------------------------------------
Wyeth                                                750,600       31,862,970
=============================================================================
                                                                   70,093,067
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.71%

ACE Ltd. (Cayman Islands)                            950,000       39,349,000
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                           748,500       16,803,825
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.            1,860,000   $   50,852,400
=============================================================================

THRIFTS & MORTGAGE FINANCE-3.36%

Fannie Mae                                           657,300       49,336,938
-----------------------------------------------------------------------------
MGIC Investment Corp.                                492,900       28,065,726
=============================================================================
                                                                   77,402,664
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,406,047,422)                           1,542,208,199
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
BONDS & NOTES-12.35%


AEROSPACE & DEFENSE-0.01%


Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $     300,000          343,674
=============================================================================


ALTERNATIVE CARRIERS-0.05%


INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $1,120,625)(b)(c)                                1,100,000        1,150,710
=============================================================================


AUTOMOBILE MANUFACTURERS-0.07%


DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          1,615,000        1,638,240
=============================================================================


BROADCASTING & CABLE TV-0.97%


British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                         1,500,000        1,673,490
-----------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08               1,200,000        1,402,848
-----------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07                2,960,000        3,045,899
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06            800,000          940,000
-----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                            1,710,000        1,953,846
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                           750,000          809,730
-----------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  1,200,000        1,479,420
-----------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb,
  6.88%, 06/15/18                                  5,055,000        5,513,691
-----------------------------------------------------------------------------
  7.25%, 10/15/17                                    900,000        1,026,144
-----------------------------------------------------------------------------
  7.57%, 02/01/24                                  1,200,000        1,352,760
-----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                    2,950,000        3,193,640
=============================================================================
                                                                   22,391,468
=============================================================================


CONSUMER FINANCE-1.60%


Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                            3,775,000        4,382,850
-----------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                         1,000,000        1,081,490
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06                           2,100,000        2,263,233
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
  6.88%, 02/01/06                                  8,880,000        9,470,875
-----------------------------------------------------------------------------
  7.50%, 03/15/05                                  4,600,000        4,859,578
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    2,000,000        2,055,900
-----------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05                 700,000          726,376
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06      5,650,000        6,052,732
-----------------------------------------------------------------------------
Hertz Corp. (The), Floating Rate Global
  Notes, 1.71%, 08/13/04(d)                          500,000          495,000
-----------------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                    3,770,000        4,123,890
-----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         1,265,000        1,369,717
=============================================================================
                                                                   36,881,641
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


DIVERSIFIED BANKS-1.03%


American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(b)(c)     $     500,000   $      535,340
-----------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               1,000,000        1,304,980
-----------------------------------------------------------------------------
Barclays Bank PLC (Diversified Banks), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $1,107,576)(b)(c)(e)                               900,000        1,095,174
-----------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         1,000,000        1,149,310
-----------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                           500,000          555,810
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(b)(c)                                1,400,000        1,683,486
-----------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $1,072,395)(b)(c)                                  900,000        1,025,388
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                    2,900,000        2,869,869
-----------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $373,008)(b)(c)(e)                                 400,000          376,460
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%(e)                                         3,870,000        3,281,358
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                            3,290,000        4,182,083
-----------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(e)                400,000          380,776
-----------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                  4,850,000        5,288,585
=============================================================================
                                                                   23,728,619
=============================================================================



DIVERSIFIED CAPITAL MARKETS-0.18%


UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                  3,385,000        4,168,086
=============================================================================



ELECTRIC UTILITIES-1.28%


AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05               350,000          383,509
-----------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    1,240,000        1,217,829
-----------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $907,668)(b)                                       900,000          931,734
-----------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                    650,000          667,888
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26                              900,000          990,747
-----------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $1,533,450)(b)(c)                                1,500,000        1,568,640
-----------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Floating Rate
  Euro Notes, 1.25%(e)(f)                          5,050,000        4,538,470
-----------------------------------------------------------------------------
  Series B, Gtd. Medium Term Notes, 8.62%,
  12/15/11                                         2,150,000        2,709,237
-----------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         4,600,000        4,954,941
-----------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                  3,390,000        3,388,813
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $1,296,594)(b)      $   1,300,000   $    1,240,720
-----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(g)                GBP                   2,743,005        4,893,654
-----------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $899,091)(b)(c)                                    900,000          908,991
-----------------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                         1,100,000        1,076,130
=============================================================================
                                                                   29,471,303
=============================================================================


ENVIRONMENTAL SERVICES-0.09%


Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                           1,820,000        2,101,408
=============================================================================


FOOD RETAIL-0.10%


Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                           500,000          533,360
-----------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05               1,750,000        1,749,860
=============================================================================
                                                                    2,283,220
=============================================================================


GAS UTILITIES-0.11%


CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            1,145,000        1,230,967
-----------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         1,260,000        1,222,691
=============================================================================
                                                                    2,453,658
=============================================================================


HEALTH CARE FACILITIES-0.05%


HCA Inc., Notes, 6.25%, 02/15/13                   1,225,000        1,261,554
=============================================================================


HOMEBUILDING-0.05%


Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                             930,000        1,062,525
=============================================================================


HYPERMARKETS & SUPER CENTERS-0.14%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         2,895,000        3,138,441
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-0.04%


URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(b)(c)                              $     750,000   $      836,347
=============================================================================



INTEGRATED OIL & GAS-0.10%


Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  1,590,000        1,715,626
-----------------------------------------------------------------------------
TGT Pipeline LLC, Global Notes, 5.20%,
  06/01/18                                           600,000          564,198
=============================================================================
                                                                    2,279,824
=============================================================================



INTEGRATED TELECOMMUNICATION SERVICES-1.61%


British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05            140,000          154,192
-----------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                             400,000          473,008
-----------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                           1,650,000        1,793,550
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    1,130,000        1,493,713
-----------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     2,655,000        2,895,995
-----------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    1,000,000        1,123,590
-----------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                                2,160,000        2,301,026
-----------------------------------------------------------------------------
    7.13%, 01/30/06                                6,610,000        7,088,762
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                         1,381,000        1,467,630
-----------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                                3,230,000        3,444,020
-----------------------------------------------------------------------------
    8.75%, 03/15/32                                1,000,000        1,185,140
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19                2,200,000        2,628,318
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                  2,500,000        2,778,125
-----------------------------------------------------------------------------
  8.00%, 06/01/11                                  1,000,000        1,172,500
-----------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                  2,570,000        2,784,030
-----------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30               765,000          895,050
-----------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                           3,310,000        3,483,643
=============================================================================
                                                                   37,162,292
=============================================================================



INVESTMENT BANKING & BROKERAGE-0.44%


Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                    4,475,000        4,579,670
-----------------------------------------------------------------------------

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  2,645,000        2,951,846
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           1,000,000        1,119,340
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      1,415,000        1,457,549
=============================================================================
                                                                   10,108,405
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


LIFE & HEALTH INSURANCE-0.76%


John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $2,323,721)(b)(c)                            $   2,325,000   $    2,470,429
-----------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         4,870,000        5,296,028
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                    600,000          672,978
-----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                  3,000,000        3,483,330
-----------------------------------------------------------------------------
  7.88%, 05/15/23                                  4,845,000        5,677,952
=============================================================================
                                                                   17,600,717
=============================================================================


MULTI-LINE INSURANCE-0.09%


MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $2,197,074)(b)(c)                                2,200,000        2,195,028
=============================================================================


MULTI-UTILITIES & UNREGULATED POWER-0.02%


Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                    350,000          351,501
=============================================================================


MUNICIPALITIES-0.12%


Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33                  3,005,000        2,763,007
=============================================================================


OIL & GAS DRILLING-0.03%


Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27                600,000          720,762
=============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.37%


Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/23/03-
  05/20/03; Cost $3,439,997)(b)(c)                 3,404,744        3,397,594
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14        4,900,000        5,170,529
=============================================================================
                                                                    8,568,123
_____________________________________________________________________________
=============================================================================


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.09%


Petroleos Mexicanos (Mexico), Unsub. Gtd.
  Global Notes, 6.50%, 02/01/05                    1,310,000        1,372,225
-----------------------------------------------------------------------------
Plains All American Pipeline L.P., Sr. Notes,
  5.63%, 12/15/13 (Acquired 12/03/03; Cost
  $698,138)(b)(c)                                    700,000          705,292
=============================================================================
                                                                    2,077,517
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-0.90%


CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04            $   1,110,000   $    1,158,485
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05                  500,000          532,900
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                           830,000          901,181
-----------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Notes,
  6.00%, 10/31/33                                  3,500,000        3,505,250
-----------------------------------------------------------------------------
General Electric Capital Corp.,
  Sub. Gtd. Notes,
  8.13%, 05/15/12                                  2,600,000        3,151,460
-----------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         1,235,000        1,227,022
-----------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
  2.85%, 01/30/06                                    400,000          405,148
-----------------------------------------------------------------------------
  5.88%, 02/15/12                                  1,200,000        1,292,556
-----------------------------------------------------------------------------
  6.00%, 06/15/12                                  1,000,000        1,082,550
-----------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                           2,425,000        2,633,477
-----------------------------------------------------------------------------
Household Finance Corp., Medium Term Notes,
  3.38%, 02/21/06                                    470,000          479,334
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                    900,000        1,088,181
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                         2,900,000        3,365,798
=============================================================================
                                                                   20,823,342
=============================================================================



PROPERTY & CASUALTY INSURANCE-0.03%


Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                             700,000          765,527
=============================================================================



PUBLISHING-0.13%


News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            1,615,000        1,882,315
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 7.75%, 01/20/24                1,000,000        1,169,730
=============================================================================
                                                                    3,052,045
=============================================================================



REAL ESTATE-0.06%


EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         1,250,000        1,403,450
=============================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.07%


Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                   1,700,000        1,697,960
=============================================================================



REGIONAL BANKS-0.34%


BB&T Corp., Unsec. Sub. Global Notes, 5.20%,
  12/23/15                                         3,800,000        3,790,272
-----------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                  3,000,000        3,027,570
-----------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10         925,000          919,885
=============================================================================
                                                                    7,737,727
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


REINSURANCE-0.10%


GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                       $   2,000,000   $    2,298,680
=============================================================================


RESTAURANTS-0.04%


McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                           850,000          932,306
=============================================================================


SOVEREIGN DEBT-0.36%


New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                       830,000          969,050
-----------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              1,400,000        1,533,742
-----------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                    610,000          619,913
-----------------------------------------------------------------------------
  6.63%, 03/03/15                                  1,000,000        1,038,750
-----------------------------------------------------------------------------
  7.50%, 04/08/33                                  3,900,000        4,070,625
=============================================================================
                                                                    8,232,080
=============================================================================


THRIFTS & MORTGAGE FINANCE-0.23%


Countrywide Home Loans, Inc.
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                    700,000          748,727
-----------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                         2,260,000        2,316,613
-----------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                           2,050,000        2,231,364
=============================================================================
                                                                    5,296,704
=============================================================================


TOBACCO-0.05%


Altria Group, Inc.,
  Notes, 7.00%, 11/04/13                             700,000          747,341
-----------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                      350,000          367,346
=============================================================================
                                                                    1,114,687
=============================================================================


TRUCKING-0.13%


Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                  2,655,000        2,996,619
=============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.51%


TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                   4,755,000        5,644,661
-----------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                          5,000,000        6,026,900
=============================================================================
                                                                   11,671,561
=============================================================================
    Total Bonds & Notes (Cost $277,186,962)                       284,760,758
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES-0.82%

ELECTRIC UTILITIES-0.02%


Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13            $     605,000   $      602,846
=============================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-0.65%


Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $5,379,228)(b)(c)        5,070,111        5,434,348
-----------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $6,610,373)(b)(c)        6,600,000        7,759,356
-----------------------------------------------------------------------------
First Industrial Realty Trust, Inc., Putable
  PATS, 7.38%, 05/15/04 (Acquired 02/06/03;
  Cost $1,111,410)(b)(c)                           1,060,000        1,079,684
-----------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)- Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 11/12/03; Cost $640,800)(b)(c)           600,000          636,198
=============================================================================
                                                                   14,909,586
=============================================================================



SPECIALIZED FINANCE-0.15%


National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                  3,200,000        3,429,312
=============================================================================
    Total Asset-Backed Securities (Cost
      $17,531,208)                                                 18,941,744
=============================================================================


U.S. GOVERNMENT AGENCY SECURITIES-14.02%

FEDERAL HOME LOAN BANK-0.04%


Unsec. Bonds,
  4.88%, 04/16/04                                    820,000          829,012
=============================================================================



FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.01%


Pass Through Ctfs.,
  5.00%, 12/01/18                                    599,941          612,106
-----------------------------------------------------------------------------
  5.50%, 05/01/13 to 12/01/33                      4,973,091        5,152,676
-----------------------------------------------------------------------------
  6.00%, 04/01/17 to 02/01/33                     11,914,220       12,458,120
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     11,038,924       11,578,359
-----------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                      8,373,699        8,865,024
-----------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                      1,507,028        1,618,847
-----------------------------------------------------------------------------
  8.00%, 01/01/27                                  1,582,680        1,722,049
-----------------------------------------------------------------------------
Unsec. Disc. Notes,
  0.75%, 01/02/04(h)                              72,275,000       72,273,494
-----------------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                  1,330,000        1,302,748
=============================================================================
                                                                  115,583,423
=============================================================================



FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.69%


Pass Through Ctfs.,
  5.00%, 10/01/17 to 11/01/18                     23,803,029       24,314,910
-----------------------------------------------------------------------------
  5.50%, 04/01/18 to 12/01/33                     60,773,393       61,867,027
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                     27,598,400       28,554,081
-----------------------------------------------------------------------------

  6.50%, 04/01/14 to 01/01/33                     23,040,308       24,190,944
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                      9,689,413       10,305,330
-----------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                      2,979,159        3,186,683
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                      2,192,614        2,391,199
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

  8.50%, 03/01/10 to 10/01/28                  $   3,480,157   $    3,814,292
-----------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                  3,725,000        3,729,358
-----------------------------------------------------------------------------
  4.38%, 09/15/12                                    800,000          790,640
-----------------------------------------------------------------------------
  6.20%, 06/13/17                                  5,550,000        5,779,104
-----------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                  2,200,000        2,353,340
-----------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                  5,725,000        5,876,026
=============================================================================
                                                                  177,152,934
=============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.28%


Pass Through Ctfs.,
  5.50%, 12/15/33                                  2,000,000        2,036,000
-----------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33                      8,781,297        9,141,817
-----------------------------------------------------------------------------
  6.50%, 10/15/08 to 02/15/33                      7,183,612        7,581,557
-----------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32                      4,787,311        5,106,248
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                      3,788,190        4,076,602
-----------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                      1,278,730        1,401,762
-----------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                        132,794          146,133
=============================================================================
                                                                   29,490,119
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $319,687,575)                                         323,055,488
=============================================================================

U.S. TREASURY SECURITIES-8.03%

U.S. TREASURY NOTES-6.23%


2.13%, 10/31/04                                   26,115,000       26,325,226
-----------------------------------------------------------------------------
1.50%, 02/28/05                                   33,260,000       33,343,150
-----------------------------------------------------------------------------
6.75%, 05/15/05                                    5,550,000        5,950,654
-----------------------------------------------------------------------------
6.50%, 10/15/06                                   23,065,000       25,703,175
-----------------------------------------------------------------------------
3.50%, 11/15/06                                   14,800,000       15,304,088
-----------------------------------------------------------------------------
3.13%, 10/15/08                                   14,800,000       14,781,500
-----------------------------------------------------------------------------
4.75%, 11/15/08                                   10,775,000       11,540,995
-----------------------------------------------------------------------------
5.00%, 02/15/11                                    9,900,000       10,637,847
=============================================================================
                                                                  143,586,635
=============================================================================
U.S. TREASURY BONDS-1.80%


7.25%, 05/15/16                                   10,400,000       12,982,112
-----------------------------------------------------------------------------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BONDS-(CONTINUED)

7.50%, 11/15/16                                $  22,320,000   $   28,433,671
=============================================================================
                                                                   41,415,783
=============================================================================
    Total U.S. Treasury Securities (Cost
      $181,771,734)                                               185,002,418
-----------------------------------------------------------------------------
TOTAL INVESTMENTS-102.12%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $2,202,224,901)                                               2,353,968,607
=============================================================================


                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.22%

Liquid Assets Portfolio(i)(j)                  $  60,195,599   $   60,195,599
-----------------------------------------------------------------------------
STIC Prime Portfolio(i)(j)                        60,195,599       60,195,599
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $120,391,198)                                         120,391,198
=============================================================================
TOTAL INVESTMENTS-107.34% (Cost
  $2,322,616,099)                                               2,474,359,805
=============================================================================
OTHER ASSETS LESS LIABILITIES-(7.34%)                            (169,223,468)
=============================================================================
NET ASSETS-100.00%                                             $2,305,136,337
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $35,030,919, which represented 1.52% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $32,858,465 which represented 1.43% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semiannually. Rates shown are rates in effect on 12/31/03.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $2,202,224,901)*                            $2,353,968,607
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,391,198)                            120,391,198
------------------------------------------------------------
Cash                                                 821,192
------------------------------------------------------------
Receivables for:
  Investments sold                                21,416,194
------------------------------------------------------------
  Fund shares sold                                 1,476,461
------------------------------------------------------------
  Dividends and interest                           8,828,052
------------------------------------------------------------
  Principal paydowns                                   4,469
------------------------------------------------------------
  Investments matured (Note 10)                      250,120
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   185,169
------------------------------------------------------------
Other assets                                          50,384
============================================================
     Total assets                              2,507,391,846
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           45,318,017
------------------------------------------------------------
  Fund shares reacquired                          33,093,079
------------------------------------------------------------
  Deferred compensation and retirement plans         264,742
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      120,391,198
------------------------------------------------------------
Accrued distribution fees                            990,675
------------------------------------------------------------
Accrued transfer agent fees                        1,941,903
------------------------------------------------------------
Accrued operating expenses                           255,895
============================================================
     Total liabilities                           202,255,509
============================================================
Net assets applicable to shares outstanding   $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,905,249,675
------------------------------------------------------------
Undistributed net investment income               (2,977,290)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts        (748,835,123)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      151,699,075
============================================================
                                              $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,297,377,525
____________________________________________________________
============================================================
Class B                                       $  739,424,478
____________________________________________________________
============================================================
Class C                                       $  264,512,894
____________________________________________________________
============================================================
Class R                                       $    3,811,690
____________________________________________________________
============================================================
Institutional Class                           $        9,750
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,223,955
____________________________________________________________
============================================================
Class B                                           30,970,912
____________________________________________________________
============================================================
Class C                                           11,062,519
____________________________________________________________
============================================================
Class R                                              159,148
____________________________________________________________
============================================================
Institutional Class                                      407
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.93
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $23.93 divided
       by 95.25%)                             $        25.12
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        23.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        23.91
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        23.95
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        23.94
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $118,156,505 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 40,986,029
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $149,904)          21,234,491
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    1,786,974
==========================================================================
    Total investment income                                     64,007,494
==========================================================================

EXPENSES:

Advisory fees                                                   12,247,956
--------------------------------------------------------------------------
Administrative services fees                                       498,697
--------------------------------------------------------------------------
Custodian fees                                                     103,683
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,397,488
--------------------------------------------------------------------------
  Class B                                                        7,336,443
--------------------------------------------------------------------------
  Class C                                                        2,791,836
--------------------------------------------------------------------------
  Class R                                                           13,795
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       6,396,180
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              49
--------------------------------------------------------------------------
Trustees' fees                                                      43,067
--------------------------------------------------------------------------
Other                                                              809,137
==========================================================================
    Total expenses                                              33,638,331
==========================================================================
Less: Fees waived and expense offset arrangements                  (61,944)
==========================================================================
    Net expenses                                                33,576,387
==========================================================================
Net investment income                                           30,431,107
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        104,173,618
--------------------------------------------------------------------------
  Foreign currencies                                               130,456
--------------------------------------------------------------------------
  Futures contracts                                              2,809,071
--------------------------------------------------------------------------
  Option contracts written                                         669,555
==========================================================================
                                                               107,782,700
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        226,610,643
--------------------------------------------------------------------------
  Foreign currencies                                               (66,701)
--------------------------------------------------------------------------
  Futures contracts                                              1,573,443
==========================================================================
                                                               228,117,385
==========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       335,900,085
==========================================================================
Net increase in net assets resulting from operations          $366,331,192
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   30,431,107    $    58,143,822
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    107,782,700       (509,645,234)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    228,117,385       (226,603,332)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  366,331,192       (678,104,744)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (26,240,036)       (43,040,026)
-----------------------------------------------------------------------------------------------
  Class B                                                         (8,673,183)       (14,672,799)
-----------------------------------------------------------------------------------------------
  Class C                                                         (3,288,903)        (5,912,859)
-----------------------------------------------------------------------------------------------
  Class R                                                            (48,722)            (2,356)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                   (209)              (233)
===============================================================================================
    Decrease in net assets resulting from distributions          (38,251,053)       (63,628,273)
===============================================================================================
Share transactions-net:
  Class A                                                       (325,786,055)      (418,695,124)
-----------------------------------------------------------------------------------------------
  Class B                                                       (127,772,946)      (189,750,544)
-----------------------------------------------------------------------------------------------
  Class C                                                        (75,676,154)       (92,084,801)
-----------------------------------------------------------------------------------------------
  Class R                                                          3,149,619            295,439
-----------------------------------------------------------------------------------------------
  Institutional Class                                                    209             10,233
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (526,085,327)      (700,224,797)
===============================================================================================
    Net increase (decrease) in net assets                       (198,005,188)    (1,441,957,814)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,503,141,525      3,945,099,339
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(2,977,290) and $(2,766,985) for 2003 and
    2002, respectively)                                       $2,305,136,337    $ 2,503,141,525
_______________________________________________________________________________________________
===============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the

     Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the year ended December 31, 2003, AIM waived fees of $26,441.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $498,697 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $2,136,991 for such services and reimbursed fees for the Institutional Class shares of $39.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $3,397,488, $7,336,443, $2,791,836 and
$13,795, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC")(collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $167,714 in front-end sales commissions from the sale of Class A shares and $2,908, $982, $11,040 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003       INCOME
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $46,270,207        $  452,053,407    $  (498,323,614)       $   --        $        --     $  557,046
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      46,270,207           452,053,407       (498,323,614)           --                 --        535,880
=============================================================================================================================
  Subtotal               $92,540,414        $  904,106,814    $  (996,647,228)       $   --        $        --     $1,092,926
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003      INCOME*
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $198,527,731       $  399,316,028    $  (537,648,160)       $   --        $60,195,599     $  352,885
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     198,527,731           399,316,028       (537,648,160)           --         60,195,599        341,163
=============================================================================================================================
  Subtotal               $397,055,462       $  798,632,056    $(1,075,296,320)       $   --        $120,391,198    $  694,048
=============================================================================================================================
  Total                  $489,595,876       $1,702,738,870    $(2,071,943,548)       $   --        $120,391,198    $1,786,974
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================
  Total                    $   --
_______________________
=======================

* Dividend income is net of fees paid to security lending counterparties of $2,129,155.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $33,550 and reductions in custodian fees of $1,914 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $35,464.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $10,207 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $118,156,505 were on loan to brokers. The loans were secured by cash collateral of $120,391,198, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $694,048 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                         --     $        --
------------------------------------------------------------
Written                               19,352       2,647,691
------------------------------------------------------------
Closed                               (11,352)     (1,383,087)
------------------------------------------------------------
Exercised                             (7,145)     (1,219,291)
------------------------------------------------------------
Expired                                 (855)        (45,313)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                       2003           2002
--------------------------------------------------------------
Distributions paid from ordinary
  income                            $38,251,053    $63,628,273
______________________________________________________________
==============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $      851,264
------------------------------------------------------------
Unrealized appreciation -- investments           127,385,446
------------------------------------------------------------
Temporary book/tax differences                      (176,364)
------------------------------------------------------------
Capital loss carryforward                       (728,173,684)
------------------------------------------------------------
Shares of beneficial interest                  2,905,249,675
============================================================
Total net assets                              $2,305,136,337
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax basis unrealized appreciation (depreciation) on investments amount includes depreciation on foreign currencies written of $(44,631).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $100,558,720 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $194,280,842
----------------------------------------------------------
December 31, 2010                              533,892,842
==========================================================
Total capital loss carryforward               $728,173,684
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $2,582,952,020 and $3,074,429,630, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $133,885,871
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,455,794)
===========================================================
Net unrealized appreciation of investment
  securities                                   $127,430,077
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,346,929,728.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium adjustments and paydown reclassifications, on December 31, 2003, undistributed net investment income was increased by $7,609,641, undistributed net realized gains decreased by $7,609,641. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,724,408    $ 317,421,511     18,401,640    $ 428,141,266
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,822,623       61,571,171      4,099,333       94,890,497
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,078,856       23,496,738      1,843,250       43,002,479
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        184,779        4,039,188         14,347          301,147
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --            388           10,000
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,155,459       25,548,489      1,819,979       40,991,840
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         362,180        7,982,445        587,872       13,234,876
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         134,213        2,951,526        232,973        5,254,228
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          2,176           48,722            114            2,356
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 9              209             10              233
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,104,079       24,477,117        706,603       16,411,135
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,106,931)     (24,477,117)      (708,036)     (16,411,135)
==========================================================================================================================
Reacquired:
  Class A                                                     (31,672,931)    (693,233,172)   (40,105,433)    (904,239,365)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,005,292)    (172,849,445)   (12,551,569)    (281,464,782)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,686,941)    (102,124,418)    (6,202,124)    (140,341,508)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (41,885)        (938,291)          (383)          (8,064)
==========================================================================================================================
                                                              (23,945,198)   $(526,085,327)   (31,861,036)   $(700,224,797)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional class shares commended sales on March 15, 2002.

NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003             2002          2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    20.81       $    25.94    $    30.10           $    32.69    $    28.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35(a)          0.49(a)       0.71(a)(b)           0.92(a)       0.82(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        3.20            (5.09)        (4.14)               (2.23)         4.46
=================================================================================================================================
    Total from investment operations                       3.55            (4.60)        (3.43)               (1.31)         5.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.43)           (0.53)        (0.73)               (0.79)        (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --               --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                   (0.43)           (0.53)        (0.73)               (1.28)        (0.82)
=================================================================================================================================
Net asset value, end of period                       $    23.93       $    20.81    $    25.94           $    30.10    $    32.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           17.23%          (17.85)%      (11.36)%              (4.18)%       19.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,297,378       $1,434,164    $2,284,776           $2,507,641    $1,800,350
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.10%(d)         1.06%         1.01%                0.96%         0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                   1.60%(d)         2.11%         2.60%(b)             2.80%         2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     114%              78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,358,995,358.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                           2003           2002         2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  20.77       $  25.88    $    30.01           $    32.61    $    28.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.19(a)        0.31(a)       0.50(a)(b)           0.66(a)       0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.17          (5.06)        (4.11)               (2.23)         4.45
=================================================================================================================================
    Total from investment operations                         3.36          (4.75)        (3.61)               (1.57)         5.03
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.26)         (0.36)        (0.52)               (0.54)        (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --             --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                     (0.26)         (0.36)        (0.52)               (1.03)        (0.60)
=================================================================================================================================
Net asset value, end of period                           $  23.87       $  20.77    $    25.88           $    30.01    $    32.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             16.29%        (18.46)%      (12.01)%              (4.93)%       18.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $739,424       $766,330    $1,176,679           $1,358,823    $1,183,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.85%(d)       1.81%         1.76%                1.73%         1.75%
=================================================================================================================================
Ratio of net investment income to average net assets         0.85%(d)       1.36%         1.86%(b)             2.03%         2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%            78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $733,644,320.


                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003           2002        2001               2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.80       $  25.92    $  30.05           $  32.65    $  28.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.19(a)        0.31(a)     0.50(a)(b)         0.66(a)     0.58(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.18          (5.07)      (4.11)             (2.23)       4.46
================================================================================================================================
    Total from investment operations                              3.37          (4.76)      (3.61)             (1.57)       5.04
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.36)      (0.52)             (0.54)      (0.60)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --              (0.49)         --
================================================================================================================================
    Total distributions                                          (0.26)         (0.36)      (0.52)             (1.03)      (0.60)
================================================================================================================================
Net asset value, end of period                                $  23.91       $  20.80    $  25.92           $  30.05    $  32.65
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  16.32%        (18.46)%    (11.99)%            (4.93)%     18.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $264,513       $302,346    $483,644           $365,510    $200,585
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.85%(d)       1.81%       1.76%              1.73%       1.75%
================================================================================================================================
Ratio of net investment income to average net assets              0.85%(d)       1.36%       1.85%(b)           2.03%       2.00%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            114%            78%         73%                55%         65%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $279,183,614.


                                                                            CLASS R
                                                              ------------------------------------
                                                              YEAR ENDED        JUNE 3, 2002 (DATE
                                                              DECEMBER          SALES COMMENCED)
                                                                31,             TO DECEMBER 31,
                                                                2003                2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $20.83               $ 23.73
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30(a)               0.22(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.19                 (2.78)
==================================================================================================
    Total from investment operations                              3.49                 (2.56)
==================================================================================================
Less distributions from net investment income                    (0.37)                (0.34)
==================================================================================================
Net asset value, end of period                                  $23.95               $ 20.83
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                  16.92%               (10.82)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,812               $   293
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                           1.35%(c)              1.33%(d)
==================================================================================================
Ratio of net investment income to average net assets              1.35%(c)              1.83%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                         114%                   78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,759,046.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                 MARCH 15, 2002 (DATE
                                                              YEAR ENDED         SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2003                 2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $20.82                $ 25.81
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.44(a)                0.44(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.20                  (4.83)
=====================================================================================================
    Total from investment operations                               3.64                  (4.39)
=====================================================================================================
Less distributions from net investment income                     (0.52)                 (0.60)
=====================================================================================================
Net asset value, end of period                                   $23.94                $ 20.82
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                   17.71%                (17.16)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10                $     8
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                 0.68%(c)               0.67%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.13%(c)               0.80%(d)
=====================================================================================================
Ratio of net investment income to average net assets               2.02%(c)               2.50%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                          114%                    78%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,824.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-64.16%

ADVERTISING-3.45%

Interpublic Group of Cos., Inc. (The)(a)          180,000   $  2,808,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 28,900      2,523,837
========================================================================
                                                               5,331,837
========================================================================

APPAREL RETAIL-1.56%

Gap, Inc. (The)                                   103,900      2,411,519
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.06%

Bank of New York Co., Inc. (The)                   68,200      2,258,784
------------------------------------------------------------------------
Janus Capital Group Inc.                           56,700        930,447
========================================================================
                                                               3,189,231
========================================================================

BUILDING PRODUCTS-1.97%

American Standard Cos. Inc.(a)                     30,200      3,041,140
========================================================================

COMMUNICATIONS EQUIPMENT-0.80%

Motorola, Inc.                                     88,100      1,239,567
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.61%

Deere & Co.                                        14,500        943,225
========================================================================

CONSUMER ELECTRONICS-1.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               57,700      1,678,493
========================================================================

CONSUMER FINANCE-1.09%

American Express Co.                               35,100      1,692,873
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.95%

Ceridian Corp.(a)                                  99,400      2,081,436
------------------------------------------------------------------------
First Data Corp.                                   60,600      2,490,054
========================================================================
                                                               4,571,490
========================================================================

DIVERSIFIED BANKS-1.68%

Bank One Corp.                                     56,900      2,594,071
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.98%

J.P. Morgan Chase & Co.                            41,300      1,516,949
========================================================================

DIVERSIFIED CHEMICALS-1.30%

E. I. du Pont de Nemours & Co.                     44,000      2,019,160
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.29%

Cendant Corp.(a)                                  135,700      3,022,039
------------------------------------------------------------------------
H&R Block, Inc.                                    37,400      2,070,838
========================================================================
                                                               5,092,877
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


ELECTRIC UTILITIES-0.22%

FirstEnergy Corp.                                   9,600   $    337,920
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Waters Corp.(a)                                    46,600      1,545,256
========================================================================

ENVIRONMENTAL SERVICES-1.98%

Waste Management, Inc.                            103,500      3,063,600
========================================================================

FOOD RETAIL-2.33%

Kroger Co. (The)(a)                               121,400      2,247,114
------------------------------------------------------------------------
Safeway Inc.(a)                                    62,000      1,358,420
========================================================================
                                                               3,605,534
========================================================================

GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                       57,400      2,204,160
========================================================================

HEALTH CARE DISTRIBUTORS-2.45%

Cardinal Health, Inc.                              30,900      1,889,844
------------------------------------------------------------------------
McKesson Corp.                                     59,000      1,897,440
========================================================================
                                                               3,787,284
========================================================================

HEALTH CARE FACILITIES-1.47%

HCA Inc.                                           52,800      2,268,288
========================================================================

HEALTH CARE SERVICES-1.11%

IMS Health Inc.                                    68,800      1,710,368
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.14%

Starwood Hotels & Resorts Worldwide, Inc.          48,900      1,758,933
========================================================================

HOUSEHOLD APPLIANCES-1.49%

Black & Decker Corp. (The)                         46,800      2,308,176
========================================================================

INDUSTRIAL CONGLOMERATES-2.63%

Tyco International Ltd. (Bermuda)                 153,600      4,070,400
========================================================================

INDUSTRIAL MACHINERY-1.35%

SPX Corp.(a)                                       35,600      2,093,636
========================================================================

INVESTMENT BANKING & BROKERAGE-1.42%

Morgan Stanley                                     38,100      2,204,847
========================================================================

LIFE & HEALTH INSURANCE-1.22%

Prudential Financial, Inc.                         45,300      1,892,181
========================================================================

MANAGED HEALTH CARE-1.16%

UnitedHealth Group Inc.                            30,900      1,797,762
========================================================================

MOVIES & ENTERTAINMENT-1.27%

Walt Disney Co. (The)                              84,500      1,971,385
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-2.48%

Pride International, Inc.(a)                       94,200   $  1,755,888
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                86,900      2,086,469
========================================================================
                                                               3,842,357
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.76%

Cooper Cameron Corp.(a)                            17,400        810,840
------------------------------------------------------------------------
Halliburton Co.                                    40,000      1,040,000
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    15,900        870,048
========================================================================
                                                               2,720,888
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.84%

Citigroup Inc.                                     58,600      2,844,444
========================================================================

PHARMACEUTICALS-2.84%

Aventis S.A. (France)                              35,200      2,320,171
------------------------------------------------------------------------
Wyeth                                              48,700      2,067,315
========================================================================
                                                               4,387,486
========================================================================

PROPERTY & CASUALTY INSURANCE-1.49%

ACE Ltd. (Cayman Islands)                          55,600      2,302,952
========================================================================

REINSURANCE-0.65%

PartnerRe Ltd. (Bermuda)                           17,400      1,010,070
========================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Novellus Systems, Inc.(a)                          37,100      1,560,055
========================================================================

SPECIALIZED FINANCE-1.27%

CIT Group Inc.                                     54,700      1,966,465
========================================================================

SYSTEMS SOFTWARE-2.36%

Computer Associates International, Inc.           133,800      3,658,092
========================================================================

THRIFTS & MORTGAGE FINANCE-1.98%

Fannie Mae                                         40,900      3,069,954
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $78,899,856)                            99,304,925
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-9.81%

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   35,000         40,095
========================================================================

ALTERNATIVE CARRIERS-0.07%

INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $101,875)(b)(c)                                 100,000        104,610
========================================================================

AUTOMOBILE MANUFACTURERS-0.03%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          50,000         50,719
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-0.84%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                     $  200,000   $    223,132
------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08              100,000        116,904
------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06          50,000         58,750
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 04/01/07               150,000        154,353
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        114,260
------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                  75,000         80,973
------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  75,000         92,464
------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                               150,000        163,611
------------------------------------------------------------------------
    7.25%, 10/15/17                                55,000         62,709
------------------------------------------------------------------------
    7.57%, 02/01/24                                65,000         73,274
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        162,388
========================================================================
                                                               1,302,818
========================================================================

CONSUMER FINANCE-1.10%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           200,000        232,204
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05               100,000        108,149
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 05/01/06               300,000        323,319
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.88%, 02/01/06                               250,000        266,635
------------------------------------------------------------------------
    7.50%, 03/15/05                               150,000        158,464
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    90,000         92,515
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               55,000         57,072
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     300,000        321,384
------------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                150,000        148,500
========================================================================
                                                               1,708,242
========================================================================

DIVERSIFIED BANKS-0.70%

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)          25,000         26,767
------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               50,000         65,249
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, 09/19/49 (Acquired 11/05/03; Cost
  $123,064)(b)(c)(e)                              100,000        121,686
------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         60,000         68,959
------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                         35,000         38,907
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(b)(c)                               $   60,000   $     72,149
------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $47,662)(b)(c)                                   40,000         45,573
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   140,000        138,545
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, 12/29/49 (Acquired
  11/05/03; Cost $46,626)(b)(c)(e)                 50,000         47,057
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%, 06/29/49(f)                              140,000        118,705
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        127,115
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%, 12/29/49
  (Acquired 11/05/03; Cost $47,457)(e)             50,000         47,597
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 150,000        163,564
========================================================================
                                                               1,081,873
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.15%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%, 10/29/49(e)                       185,000        227,798
========================================================================

ELECTRIC UTILITIES-0.78%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             20,000         21,915
------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    45,000         44,195
------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $45,383)(b)                                      45,000         46,587
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  30,000         30,826
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         55,000         60,546
------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $102,230)(b)(c)                                 100,000        104,576
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Floating Rate
  Euro Notes, 1.25%, 09/29/49(f)                  180,000        161,767
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          350,000        381,370
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 200,000        199,930
------------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $49,869)(b)             50,000         47,720
------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $54,944)(b)(c)                                   55,000         55,549
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                     $   60,000   $     58,698
========================================================================
                                                               1,213,679
========================================================================

ENVIRONMENTAL SERVICES-0.11%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          150,000        173,193
========================================================================

FOOD RETAIL-0.09%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         40,000         42,669
------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              100,000         99,992
========================================================================
                                                                 142,661
========================================================================

GAS UTILITIES-0.07%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            60,000         64,505
------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         45,000         43,668
========================================================================
                                                                 108,173
========================================================================

HEALTH CARE FACILITIES-0.04%

HCA Inc., Notes, 6.25%, 02/15/13                   55,000         56,641
========================================================================

HOMEBUILDING-0.05%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10               75,000         85,687
========================================================================

HYPERMARKETS & SUPER CENTERS-0.06%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         85,000         92,148
========================================================================

INDUSTRIAL CONGLOMERATES-0.04%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(b)(c)                                   50,000         55,757
========================================================================

INTEGRATED OIL & GAS-0.07%

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  45,000         48,555
------------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                         60,000         56,420
========================================================================
                                                                 104,975
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.47%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05          15,000         16,521
------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           25,000         29,563
------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                           65,000         70,655
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    60,000         79,312
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000         81,808
------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    30,000         33,708
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                            $  150,000   $    159,794
------------------------------------------------------------------------
    7.13%, 01/30/06                               275,000        294,918
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        150,000        159,410
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               205,000        218,583
------------------------------------------------------------------------
    8.75%, 03/15/32                                60,000         71,108
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 300,000        333,375
------------------------------------------------------------------------
  8.00%, 06/01/11                                  60,000         70,350
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(g)                              400,000        433,312
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30             50,000         58,500
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000        157,869
========================================================================
                                                               2,268,786
========================================================================

INVESTMENT BANKING & BROKERAGE-0.22%

Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                   150,000        153,509
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  75,000         83,701
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           50,000         55,967
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      40,000         41,203
========================================================================
                                                                 334,380
========================================================================

LIFE & HEALTH INSURANCE-0.15%

John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $49,973)(b)(c)                                   50,000         53,128
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        135,000        146,810
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  25,000         28,041
========================================================================
                                                                 227,979
========================================================================

MULTI-LINE INSURANCE-0.06%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09(b)                                     100,000         99,774
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.01%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                  20,000         20,086
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MUNICIPALITIES-0.18%

Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33              $  300,000   $    275,841
========================================================================

OIL & GAS DRILLING-0.05%

Transocean Inc. (Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              60,000         72,076
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.25%

Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14       365,000        385,152
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.07%

Petroleos Mexicanos (Mexico), Gtd. Unsub.
  Global Notes, 6.50%, 02/01/05                    60,000         62,850
------------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(b)(c)                    50,000         50,378
========================================================================
                                                                 113,228
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.01%

CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04                50,000         52,184
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05               150,000        159,870
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         50,000         54,288
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 250,000        250,375
------------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          100,000        121,210
------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         70,000         69,548
------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
    2.85%, 01/30/06                                20,000         20,257
------------------------------------------------------------------------
    5.88%, 02/15/12                                70,000         75,399
------------------------------------------------------------------------
    6.00%, 06/15/12                                40,000         43,302
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                   100,000        108,597
------------------------------------------------------------------------
Household Finance Corp., Global Notes, 6.38%,
  11/27/12                                        160,000        175,019
------------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               20,000         20,397
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         50,000         54,139
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%, 12/30/49(e)                       125,000        151,136
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        180,000        208,912
========================================================================
                                                               1,564,633
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-0.11%

News America Holdings, Inc., Unsec. Gtd.
  Deb., 7.75%, 01/20/24                        $   65,000   $     76,032
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            75,000         87,414
========================================================================
                                                                 163,446
========================================================================

REAL ESTATE-0.07%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        100,000        112,276
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.23%

Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          350,000        349,580
========================================================================

REGIONAL BANKS-0.37%

Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   165,000        164,578
------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000        353,217
------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       55,000         54,696
========================================================================
                                                                 572,491
========================================================================

REINSURANCE-0.07%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                          100,000        114,934
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         55,000         60,326
========================================================================

SOVEREIGN DEBT-0.29%

Japan Bank for International Coop. (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         100,000        107,716
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     40,000         46,701
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              55,000         60,254
------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes,
    4.63%, 10/08/08                                50,000         50,813
------------------------------------------------------------------------
    6.63%, 03/03/15                                60,000         62,325
------------------------------------------------------------------------
    7.50%, 04/08/33                               120,000        125,250
========================================================================
                                                                 453,059
========================================================================

THRIFTS & MORTGAGE FINANCE-0.13%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%, 08/01/06        15,000         16,044
------------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series K, Medium
  Term Global Notes, 3.50%, 12/19/05               80,000         82,004
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000        108,847
========================================================================
                                                                 206,895
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

TOBACCO-0.04%

Altria Group, Inc., Notes, 7.00%, 11/04/13     $   40,000   $     42,705
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                    20,000         20,991
========================================================================
                                                                  63,696
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 150,000        169,301
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.65%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  420,000        498,582
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         425,000        512,287
========================================================================
                                                               1,010,869
========================================================================
    Total Bonds & Notes (Cost $15,038,086)                    15,187,877
========================================================================

ASSET-BACKED SECURITIES-0.63%

ELECTRIC UTILITIES-0.02%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13                30,000         29,893
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/28/03; Cost
  $243,892)(b)(c)                                 243,892        243,380
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.45%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $417,246)(b)(c)         390,009        418,027
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 08/20/02; Cost
  $166,614)(b)(c)                                 150,000        176,349
------------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $52,425)(b)(c)                                   50,000         50,928
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 11/12/03; Cost
  $53,400)(b)(c)                                   50,000         53,017
========================================================================
                                                                 698,321
========================================================================
    Total Asset-Backed Securities (Cost
      $954,686)                                                  971,594
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-13.96%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.49%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 01/01/31                  $  296,152   $    310,980
------------------------------------------------------------------------
  6.00%, 05/01/17 to 02/01/33                   1,072,070      1,111,666
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33                   1,389,693      1,412,315
------------------------------------------------------------------------
  4.50%, 10/01/18                                 396,293        396,831
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32                     693,332        733,823
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30                      41,612         44,699
------------------------------------------------------------------------
  5.00%, 10/01/33                                 499,495        493,454
------------------------------------------------------------------------
Unsec. Disc. Notes, 0.75%, 01/02/04             5,448,000      5,447,886
------------------------------------------------------------------------
Unsec. Global Notes, 2.75%, 03/15/08              100,000         97,951
========================================================================
                                                              10,049,605
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     176,115        188,269
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                     307,371        326,324
------------------------------------------------------------------------
  6.50%, 10/01/16 to 12/01/33                   1,828,321      1,915,144
------------------------------------------------------------------------
  5.50%, 11/01/16 to 12/01/33                   2,142,912      2,197,161
------------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/33                   2,329,198      2,420,786
------------------------------------------------------------------------
  5.00%, 10/01/17 to 02/01/18                     954,557        975,077
------------------------------------------------------------------------
  8.00%, 10/01/30                                  33,875         36,635
------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 250,000        250,292
------------------------------------------------------------------------
  4.38%, 09/15/12                                  60,000         59,298
------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 500,000        534,850
------------------------------------------------------------------------
  6.20%, 06/13/17                                 250,000        260,320
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 270,000        277,123
========================================================================
                                                               9,441,279
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.37%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                  $  111,539   $    120,060
------------------------------------------------------------------------
  8.50%, 02/15/25                                  41,930         46,046
------------------------------------------------------------------------
  8.00%, 08/15/25                                  27,523         30,096
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32                     324,654        346,194
------------------------------------------------------------------------
  6.50%, 05/15/31 to 12/15/33                     462,285        487,722
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                     853,327        887,932
------------------------------------------------------------------------
  5.50%, 09/15/33                                 199,559        203,151
========================================================================
                                                               2,121,201
========================================================================
    Total U.S. Government Agency Securities
      (Cost $21,496,566)                                      21,612,085
========================================================================

U.S. TREASURY SECURITIES-11.01%

U.S. TREASURY NOTES-9.45%

2.13%, 10/31/04                                 8,730,000      8,800,276
------------------------------------------------------------------------
1.50%, 02/28/05                                 3,050,000      3,057,625
------------------------------------------------------------------------
6.75%, 05/15/05                                   200,000        214,438
------------------------------------------------------------------------
6.50%, 10/15/06                                   500,000        557,190
------------------------------------------------------------------------
3.50%, 11/15/06                                   400,000        413,624
------------------------------------------------------------------------
3.13%, 10/15/08                                 1,285,000      1,283,394
------------------------------------------------------------------------
5.00%, 08/15/11                                   275,000        294,550
========================================================================
                                                              14,621,097
========================================================================

U.S. TREASURY BONDS-1.56%

7.25%, 05/15/16                                   325,000        405,691
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,575,000      2,006,408
========================================================================
                                                               2,412,099
========================================================================
    Total U.S. Treasury Securities (Cost
      $17,000,843)                                            17,033,196
========================================================================
TOTAL INVESTMENTS-99.57% (Cost $133,390,037)                 154,109,677
========================================================================
OTHER ASSETS LESS LIABILITIES-0.43%                              659,758
========================================================================
NET ASSETS-100.00%                                          $154,769,435
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,873,012, which represented 1.18% of the Fund's net assets. Unless otherwise indicated, these securities are considered to be liquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,678,931 which represented 1.12% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $133,390,037)                                $154,109,677
-----------------------------------------------------------
Cash                                                    381
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  572,289
-----------------------------------------------------------
  Dividends and interest                            521,181
-----------------------------------------------------------
  Due from advisor                                    5,136
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    3,868
-----------------------------------------------------------
Other assets                                         19,551
===========================================================
    Total assets                                155,232,083
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            198,434
-----------------------------------------------------------
  Dividends                                             119
-----------------------------------------------------------
  Deferred compensation and retirement plans          4,991
-----------------------------------------------------------
Accrued distribution fees                            98,184
-----------------------------------------------------------
Accrued transfer agent fees                         102,291
-----------------------------------------------------------
Accrued operating expenses                           58,629
===========================================================
    Total liabilities                               462,648
===========================================================
Net assets applicable to shares outstanding    $154,769,435
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $137,480,249
-----------------------------------------------------------
Undistributed net investment income (loss)           (9,211)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (3,421,243)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     20,719,640
===========================================================
                                               $154,769,435
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 53,675,074
___________________________________________________________
===========================================================
Class B                                        $ 76,304,395
___________________________________________________________
===========================================================
Class C                                        $ 24,789,966
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,666,888
___________________________________________________________
===========================================================
Class B                                           6,643,374
___________________________________________________________
===========================================================
Class C                                           2,157,003
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.50 divided by
      95.25%)                                  $      12.07
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 1,431,735
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $2,907)              806,338
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       65,983
=========================================================================
    Total investment income                                     2,304,056
=========================================================================

EXPENSES:

Advisory fees                                                     762,772
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     41,570
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         140,541
-------------------------------------------------------------------------
  Class B                                                         587,179
-------------------------------------------------------------------------
  Class C                                                         184,770
-------------------------------------------------------------------------
Transfer agent fees                                               411,227
-------------------------------------------------------------------------
Trustees' fees                                                     10,597
-------------------------------------------------------------------------
Other                                                             160,658
=========================================================================
    Total expenses                                              2,349,314
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,985)
=========================================================================
    Net expenses                                                2,260,329
=========================================================================
Net investment income                                              43,727
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                           201,370
-------------------------------------------------------------------------
  Foreign currencies                                                2,986
=========================================================================
                                                                  204,356
=========================================================================
Change in net unrealized appreciation of Investment
  securities                                                   24,575,727
=========================================================================
Net gain from investment securities and foreign currencies     24,780,083
=========================================================================
Net increase in net assets resulting from operations          $24,823,810
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     43,727    $   480,316
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              204,356     (3,175,000)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       24,575,727     (5,004,736)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 24,823,810     (7,699,420)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (252,338)      (294,551)
-----------------------------------------------------------------------------------------
  Class B                                                          (76,078)      (179,374)
-----------------------------------------------------------------------------------------
  Class C                                                          (23,549)       (55,465)
=========================================================================================
    Decrease in net assets resulting from distributions           (351,965)      (529,390)
=========================================================================================
Share transactions-net:
  Class A                                                       12,879,782     24,754,098
-----------------------------------------------------------------------------------------
  Class B                                                       16,497,602     35,476,082
-----------------------------------------------------------------------------------------
  Class C                                                        5,182,557     11,748,646
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               34,559,941     71,978,826
=========================================================================================
    Net increase in net assets                                  59,031,786     63,750,016
=========================================================================================

NET ASSETS:

  Beginning of year                                             95,737,649     31,987,633
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(9,211) and $12,621 for 2003 and 2002,
    respectively)                                             $154,769,435    $95,737,649
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

     Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.50%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $87,087.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $180,714 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $140,541, $587,179 and $184,770, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $54,699 in front-end sales commissions from the sale of Class A shares and $46, $1,708 and $1,663 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                       12/31/2002       AT COST        FROM SALES     (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio    $3,066,692     $28,357,173     $(31,423,865)         $ --             $ --        $33,624          $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        3,066,692      28,357,173     (31,423,865)            --             $ --         32,359            --
====================================================================================================================================
                           $6,133,384     $56,714,346     $(62,847,730)         $ --             $ --        $65,983          $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,826 and reductions in custodian fees of $72 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,898.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,789 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003        2002
------------------------------------------------------------
Distributions paid from ordinary
  income                                $351,965    $529,390
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 20,643,031
-----------------------------------------------------------
Temporary book/tax differences                       (9,212)
-----------------------------------------------------------
Capital loss carryforward                        (3,344,633)
-----------------------------------------------------------
Shares of beneficial interest                   137,480,249
===========================================================
Total net assets                               $154,769,435
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                              $    1,094
----------------------------------------------------------
December 31, 2010                               3,076,168
----------------------------------------------------------
December 31, 2011                                 267,371
==========================================================
Total capital loss carryforward                $3,344,633
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $91,750,155 and $56,996,368, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $21,802,883
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,159,852)
===========================================================
Net unrealized appreciation of investment
  securities                                    $20,643,031
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $133,466,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and non deductible excise taxes, non deductible stock issuance costs, and other items, on December 31, 2003, undistributed net investment income was increased by $286,406, undistributed net realized gains decreased by $279,846 and shares of beneficial interest decreased by $6,560. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,121,267    $ 21,472,774     3,446,333    $ 34,648,200
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,415,758      34,619,858     5,478,972      54,419,155
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,191,376      12,127,632     1,909,258      19,097,434
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,304         235,426        28,607         280,388
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          7,181          68,294        15,991         156,480
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,103          20,060         5,190          50,976
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        298,876       3,122,514        46,807         451,087
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (299,162)     (3,122,514)      (46,781)       (451,087)
======================================================================================================================
Reacquired:
  Class A                                                     (1,204,717)    (11,950,932)   (1,094,279)    (10,625,577)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,513,543)    (15,068,036)   (1,910,198)    (18,648,466)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (698,766)     (6,965,135)     (732,977)     (7,399,764)
======================================================================================================================
                                                               3,343,677    $ 34,559,941     7,146,923    $ 71,978,826
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05          0.11(a)            0.03(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.05         (1.28)              0.76
============================================================================================================
    Total from investment operations                             2.10         (1.17)              0.79
============================================================================================================
Less distribution from net investment income                    (0.06)        (0.12)             (0.04)
============================================================================================================
Net asset value, end of period                                $ 11.50       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 22.35%       (10.97)%             7.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,675       $32,414            $10,753
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.50%(c)      1.48%              1.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(c)      1.67%              2.89%(d)
============================================================================================================
Ratio of net investment income to average net assets             0.46%(c)      1.15%              1.16%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $40,154,641.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)            0.01(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)              0.77
============================================================================================================
    Total from investment operations                             2.04         (1.24)              0.78
============================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)             (0.03)
============================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 21.64%       (11.56)%             7.76%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $76,304       $47,597            $16,067
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%              2.08%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%              3.54%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%              0.52%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $58,717,932.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       SEPTEMBER 28, 2001
                                                                   YEAR ENDED           (DATE OPERATIONS
                                                                  DECEMBER 31,           COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)         0.01(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)           0.77
=========================================================================================================
    Total from investment operations                             2.04         (1.24)           0.78
=========================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)          (0.03)
=========================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46          $10.75
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 21.64%       (11.57)%          7.76%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,790       $15,727          $5,168
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%           2.08%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%           3.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%           0.52%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                         51%           42%              7%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $18,476,969.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM European Small Company Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM European Small Company Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-93.90%

BELGIUM-2.18%

Colruyt N.V. (Food Retail)                         4,600   $   442,076
----------------------------------------------------------------------
Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    14,600       817,258
======================================================================
                                                             1,259,334
======================================================================

BERMUDA-0.80%

Golar LNG Ltd. (Oil & Gas Refining, Marketing
  & Transportation)(a)                            32,400       463,773
======================================================================

DENMARK-3.30%

GN Store Nord A.S. (Health Care Equipment)        57,200       370,283
----------------------------------------------------------------------
Jyske Bank A.S. (Diversified Banks)(a)             7,500       395,507
----------------------------------------------------------------------
Novozymes A.S.-Class B (Specialty Chemicals)       8,100       295,033
----------------------------------------------------------------------
Topdanmark A.S. (Multi-Line Insurance)(a)         15,850       846,555
======================================================================
                                                             1,907,378
======================================================================

FINLAND-4.10%

Lassila & Tikanoja Oyj (Environmental
  Services)                                       11,400       394,352
----------------------------------------------------------------------
Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)                                          39,200       451,184
----------------------------------------------------------------------
Nokian Renkaat Oyj (Tires & Rubber)                5,100       384,276
----------------------------------------------------------------------
SanomaWSOY Oyj-Class B (Publishing)               27,700       580,150
----------------------------------------------------------------------
Vacon Oyj (Electrical Components & Equipment)     45,500       560,898
======================================================================
                                                             2,370,860
======================================================================

FRANCE-7.85%

Bricolage (Mr.) S.A. (Home Improvement
  Retail)                                         14,069       408,810
----------------------------------------------------------------------
Camaieu (Apparel Retail)                           7,425       574,404
----------------------------------------------------------------------
Gifi (General Merchandise Stores)                  7,300       483,468
----------------------------------------------------------------------
Guillin Emballages (Metal & Glass Containers)      1,184       100,531
----------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            2,000       419,887
----------------------------------------------------------------------
Ipsos (Advertising)                                7,000       651,592
----------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               7,200       362,275
----------------------------------------------------------------------
Obertthur Card Systems (Computer Storage &
  Peripherals)(a)                                 35,000       255,354
----------------------------------------------------------------------
SMOBY (Leisure Products)                           3,800       311,179
----------------------------------------------------------------------
Tessi S.A. (Data Processing & Outsourced
  Services)                                        6,800       250,795
----------------------------------------------------------------------
Trigano (Leisure Products)                         9,500       451,712
----------------------------------------------------------------------
Vet'Affaires (Apparel Retail)                      3,100       273,939
======================================================================
                                                             4,543,946
======================================================================

GERMANY-9.63%

ADVA A.G. Optical Networking (Communications
  Equipment)(a)                                   77,600       389,476
----------------------------------------------------------------------
Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           18,300       942,651
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

GERMANY-(CONTINUED)

Boewe Systec A.G. (Office Electronics)            11,200   $   584,672
----------------------------------------------------------------------
Funkwerk A.G. (Communications Equipment)           7,800       253,336
----------------------------------------------------------------------
GfK A.G. (Diversified Commercial Services)        11,100       318,629
----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 07/26/01-08/22/03; Cost
  $160,823)(b)                                     8,060     1,419,414
----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)                                  14,600       434,340
----------------------------------------------------------------------
Telegate A.G. (Diversified Commercial
  Services)(a)                                    25,000       280,512
----------------------------------------------------------------------
Vossloh A.G. (Construction, Farm Machinery &
  Heavy Trucks)                                   16,850       949,564
======================================================================
                                                             5,572,594
======================================================================

GREECE-2.43%

Athens Stock Exchange S.A. (Specialized
  Finance)(a)                                     69,800       574,221
----------------------------------------------------------------------
Folli-Follie (Apparel, Accessories & Luxury
  Goods)                                          15,400       432,375
----------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     16,000       399,308
======================================================================
                                                             1,405,904
======================================================================

HUNGARY-1.52%

Gedeon Richter Rt. (Pharmaceuticals)               7,480       877,195
======================================================================

IRELAND-8.54%

Abbey PLC (Homebuilding)                          40,900       339,558
----------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                          96,270     1,514,936
----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                 7,400       931,777
----------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(c)                                83,780       576,466
----------------------------------------------------------------------
IAWS Group PLC (Agricultural Products)            26,200       319,683
----------------------------------------------------------------------
ICON PLC-ADR (Health Care Services)(a)             7,800       340,080
----------------------------------------------------------------------
Independent News & Media PLC (Publishing)        274,222       648,494
----------------------------------------------------------------------
United Drug PLC (Health Care Distributors)        93,500       270,511
======================================================================
                                                             4,941,505
======================================================================

ITALY-3.32%

Credito Emiliano S.p.A. (Diversified Banks)       40,000       287,304
----------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                        5,000       242,146
----------------------------------------------------------------------
Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     58,197     1,094,430
----------------------------------------------------------------------
Mondo TV S.p.A. (Movies & Entertainment)(a)        7,000       298,500
======================================================================
                                                             1,922,380
======================================================================

LUXEMBOURG-1.37%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          24,400       795,440
======================================================================

NETHERLANDS-6.49%

Aalberts Industries N.V. (Industrial
  Conglomerates)                                  17,100       441,602
----------------------------------------------------------------------
Beter Bed Holding N.V. (Specialty Stores)(a)      40,050       445,853
----------------------------------------------------------------------
Exact Holding N.V. (IT Consulting & Other
  Services)(a)                                    18,600       514,733
----------------------------------------------------------------------


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
NETHERLANDS-(CONTINUED)

Nutreco Holding N.V. (Agricultural
  Products)(a)                                    14,100   $   386,299
----------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                    24,150       584,174
----------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)        10,900       335,237
----------------------------------------------------------------------
Stork N.V. (Industrial Machinery)                 27,600       545,073
----------------------------------------------------------------------
Versatel Telecom International N.V.
  (Integrated Telecommunication Services)(a)     229,500       499,430
======================================================================
                                                             3,752,401
======================================================================

NORWAY-3.79%

Aktiv Kapital A.S.A. (Specialized Finance)        77,075       771,120
----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 24,800       457,208
----------------------------------------------------------------------
Norman A.S.A. (Application Software)              50,900       473,006
----------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas Drilling)       65,200       493,510
======================================================================
                                                             2,194,844
======================================================================

SPAIN-2.46%

Baron de Ley, S.A. (Distillers & Vintners)(a)      9,200       439,762
----------------------------------------------------------------------
Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      27,100       382,820
----------------------------------------------------------------------
Miquel y Costas & Miquel, S.A. (Paper
  Products)                                       14,300       602,597
======================================================================
                                                             1,425,179
======================================================================

SWEDEN-3.31%

Alfa Laval A.B. (Industrial Machinery)            27,100       411,546
----------------------------------------------------------------------
Boss Media A.B.(Internet Software & Services)    182,900       611,316
----------------------------------------------------------------------
Elanders A.B.-Class B (Publishing)(a)             46,900       588,649
----------------------------------------------------------------------
Elekta A.B. (Health Care Equipment)(a)               791        17,936
----------------------------------------------------------------------
Elekta A.B.-Class B (Health Care
  Equipment)(a)                                        9           169
----------------------------------------------------------------------
Telelogic A.B. (Application Software)(a)         177,800       283,573
======================================================================
                                                             1,913,189
======================================================================

SWITZERLAND-3.72%

Actelion Ltd. (Biotechnology)(a)                   4,120       443,421
----------------------------------------------------------------------
Amazys Holding A.G. (Diversified Commercial
  Services)                                        9,000       288,052
----------------------------------------------------------------------
Geberit A.G. (Building Products)                     939       460,264
----------------------------------------------------------------------
Lindt & Spruengli A.G. (Packaged Foods &
  Meats)                                             453       376,161
----------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                              5,800       247,589
----------------------------------------------------------------------
Temenos Group A.G. (Systems Software)(a)          47,200       338,665
======================================================================
                                                             2,154,152
======================================================================

UNITED KINGDOM-29.09%

Alba PLC (Consumer Electronics)                   53,950       611,681
----------------------------------------------------------------------
Albemarle & Bond Holdings PLC (Consumer
  Finance)                                       203,200       364,628
----------------------------------------------------------------------
Alexon Group PLC (Apparel, Accessories &
  Luxury Goods)                                   73,400       382,683
----------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                   142,700       556,718
----------------------------------------------------------------------
Belhaven Group (The) PLC (The) (Brewers)          67,200       503,940
----------------------------------------------------------------------
Cardpoint PLC (Electronic Equipment
  Manufacturers)(a)                              232,900       423,120
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE

----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Cattles PLC (Consumer Finance)                   115,300   $   688,114
----------------------------------------------------------------------
CD Bramall PLC (Specialty Stores)                 38,900       305,606
----------------------------------------------------------------------
Dawson Holdings PLC (Distributors)                99,000       277,344
----------------------------------------------------------------------
Domino Printing Sciences PLC (Industrial
  Machinery)                                     113,000       339,968
----------------------------------------------------------------------
Domino's Pizza UK & IRL PLC (Restaurants)        150,500       518,625
----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 42,300       765,840
----------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              49,200       628,103
----------------------------------------------------------------------
Gresham Computing PLC (Application
  Software)(a)                                    31,600       189,013
----------------------------------------------------------------------
Haynes Publishing Group PLC (Publishing)          25,000       143,956
----------------------------------------------------------------------
Hornby PLC (Leisure Products)                     25,000       514,447
----------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         22,900       635,808
----------------------------------------------------------------------
Inchcape PLC (Distributors)                       14,100       327,786
----------------------------------------------------------------------
Johnston Press PLC (Publishing)                   72,800       605,402
----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                        89,500       525,158
----------------------------------------------------------------------
Kier Group PLC (Construction & Engineering)       35,681       417,290
----------------------------------------------------------------------
Lambert Howarth Group PLC (Footwear)              79,400       375,687
----------------------------------------------------------------------
Majestic Wine PLC (Specialty Stores)              17,900       285,039
----------------------------------------------------------------------
Marconi Corp. PLC (Communications
  Equipment)(a)                                   35,000       369,956
----------------------------------------------------------------------
McBride PLC (Household Products)                 295,400       706,765
----------------------------------------------------------------------
Morgan Crucible Co. PLC (Industrial
  Machinery)(a)                                  116,000       281,680
----------------------------------------------------------------------
Photo-Me International PLC (Photographic
  Products)                                      218,000       451,517
----------------------------------------------------------------------
PHS Group PLC (Diversified Commercial
  Services)                                      326,800       488,682
----------------------------------------------------------------------
Punch Taverns PLC (Restaurants)                   54,300       421,744
----------------------------------------------------------------------
Robert Wiseman Dairies PLC (Packaged Foods &
  Meats)                                          90,900       426,043
----------------------------------------------------------------------
RPS Group PLC (Environmental Services)           162,100       426,185
----------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                      103,300       610,042
----------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(a)                     128,600       290,463
----------------------------------------------------------------------
Taylor & Francis Group PLC (Publishing)           68,700       624,359
----------------------------------------------------------------------
Telecom plus PLC (Integrated
  Telecommunication Services)                     90,800       647,602
----------------------------------------------------------------------
Topps Tiles PLC (Home Improvement Retail)         35,900       364,854
----------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        35,800       338,142
======================================================================
                                                            16,833,990
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $36,851,326)                          54,334,064
======================================================================

MONEY MARKET FUNDS-5.18%

Liquid Assets Portfolio(d)                     1,498,588     1,498,588
----------------------------------------------------------------------
STIC Prime Portfolio(d)                        1,498,588     1,498,588
======================================================================
    Total Money Market Funds (Cost
      $2,997,176)                                            2,997,176
======================================================================
TOTAL INVESTMENTS-99.08% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $39,848,502)                57,331,240
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.20%

Liquid Assets Portfolio(d)(e)                    117,600   $   117,600
======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $117,600)                                          117,600
======================================================================
TOTAL INVESTMENTS-99.28% (Cost $39,966,102)                 57,448,840
======================================================================
OTHER ASSETS LESS LIABILITIES-0.72%                            415,486
======================================================================
NET ASSETS-100.00%                                         $57,864,326
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 12/31/03 represented 2.45% of the Fund's net assets. This security is not considered to be illiquid.
(c) Consists of more than one class of securities traded together as a unit.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $36,851,326)*                                 $54,334,064
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,114,776)                               3,114,776
-----------------------------------------------------------
Foreign currencies, at value (cost $709,191)        641,188
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  386,597
-----------------------------------------------------------
  Dividends                                          80,217
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   15,887
-----------------------------------------------------------
Other assets                                         18,357
===========================================================
    Total assets                                 58,591,086
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             390,516
-----------------------------------------------------------
  Fund shares reacquired                             89,301
-----------------------------------------------------------
  Deferred compensation and retirement plans         15,887
-----------------------------------------------------------
  Collateral upon return of securities loaned       117,600
-----------------------------------------------------------
Accrued distribution fees                            24,636
-----------------------------------------------------------
Accrued transfer agent fees                          19,053
-----------------------------------------------------------
Accrued operating expenses                           69,767
===========================================================
    Total liabilities                               726,760
===========================================================
Net assets applicable to shares outstanding     $57,864,326
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $44,433,708
-----------------------------------------------------------
Undistributed net investment income (loss)          (15,872)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                          (4,038,941)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              17,485,431
===========================================================
                                                $57,864,326
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $42,102,564
___________________________________________________________
===========================================================
Class B                                         $ 9,415,327
___________________________________________________________
===========================================================
Class C                                         $ 6,346,435
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           3,494,403
___________________________________________________________
===========================================================
Class B                                             795,175
___________________________________________________________
===========================================================
Class C                                             536,101
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.05
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.05 divided
      by 94.50%)                                $     12.75
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.84
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $112,374 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $60,116)         $   572,311
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      24,314
=========================================================================
    Total investment income                                       596,625
=========================================================================

EXPENSES:

Advisory fees                                                     329,310
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    199,143
-------------------------------------------------------------------------
Distribution fees
  Class A                                                          88,867
-------------------------------------------------------------------------
  Class B                                                          60,131
-------------------------------------------------------------------------
  Class C                                                          32,606
-------------------------------------------------------------------------
Transfer agent fees                                               101,613
-------------------------------------------------------------------------
Trustees' fees                                                      9,273
-------------------------------------------------------------------------
Professional fees                                                  58,239
-------------------------------------------------------------------------
Other                                                              61,320
=========================================================================
    Total expenses                                                990,502
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (236,435)
-------------------------------------------------------------------------
    Net expenses                                                  754,067
=========================================================================
Net investment income (loss)                                     (157,442)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         4,218,131
-------------------------------------------------------------------------
  Foreign currencies                                               (2,366)
-------------------------------------------------------------------------
  Futures contracts                                               116,717
=========================================================================
                                                                4,332,482
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        14,542,972
-------------------------------------------------------------------------
  Foreign currencies                                                1,604
=========================================================================
                                                               14,544,576
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            18,877,058
=========================================================================
Net increase in net assets resulting from operations          $18,719,616
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (157,442)   $  (159,922)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    4,332,482     (3,641,173)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and foreign currencies                         14,544,576      2,004,221
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                18,719,616     (1,796,874)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (110,677)            --
----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      14,779,957      7,577,888
----------------------------------------------------------------------------------------
  Class B                                                         653,971      4,168,394
----------------------------------------------------------------------------------------
  Class C                                                       2,479,060      1,002,947
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              17,912,988     12,749,229
========================================================================================
    Net increase in net assets                                 36,521,927     10,952,355
========================================================================================

NET ASSETS:

  Beginning of year                                            21,342,399     10,390,044
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(15,872) and $(12,828) for 2003 and 2002,
    respectively)                                             $57,864,326    $21,342,399
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $189,892 and reimbursed expenses of $46,042.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $51,441 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $88,867, $60,131 and $32,606, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC")(collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $11,964 in front-end sales commissions from the sale of Class A shares and $4,579, $0 and $7,294 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
                             12/31/2002       AT COST       FROM SALES     (DEPRECIATION)     12/31/2003      INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $431,126      $26,508,831    $(25,441,369)       $  --          $1,498,588     $10,378        $  --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio           431,126      26,508,831     (25,441,369)           --          $1,498,588      10,126           --
====================================================================================================================================
    Subtotal                  $862,252      $53,017,662    $(50,882,738)       $  --          $2,997,176     $20,504        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                            MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
                             12/31/2002       AT COST       FROM SALES     (DEPRECIATION)     12/31/2003     INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio       $     --      $3,164,978     $(3,047,378)        $  --          $  117,600     $ 3,810        $  --
====================================================================================================================================
    Total                     $862,252      $56,182,640    $(53,930,116)       $  --          $3,114,776     $24,314        $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $494 and reductions in custodian fees of $7 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $501.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,634 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $112,374 were on loan to brokers. The loans were secured by cash collateral of $117,600 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $3,810 for securities lending transactions.


NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                            2003      2002
-----------------------------------------------------------
Distributions paid from ordinary income   $110,677    $  --
___________________________________________________________
===========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments          $17,413,779
-----------------------------------------------------------
Temporary book/tax differences                      (15,872)
-----------------------------------------------------------
Capital loss carryforward                        (3,967,289)
-----------------------------------------------------------
Shares of beneficial interest                    44,433,708
===========================================================
Total net assets                                $57,864,326
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. The tax basis unrealized appreciation on investments amount includes appreciation on foreign currencies written of $2,693.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

    The Fund utilized $3,698,753 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a remaining capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                                 449,177
----------------------------------------------------------
December 31, 2010                               3,518,112
==========================================================
Total capital loss carryforward                $3,967,289
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $57,251,952 and $42,251,530, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $17,479,921
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (68,835)
===========================================================
Net unrealized appreciation of investment
  securities                                    $17,411,086
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $40,037,754.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise tax paid, passive foreign investment company and distribution adjustment, on December 31, 2003, undistributed net investment income was increased by $265,075, undistributed net realized gains decreased by $241,060 and shares of beneficial interest decreased by $24,015. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,437,349    $ 64,909,222     3,539,416    $ 27,415,985
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        355,346       3,473,696     1,525,491      11,870,378
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,260,834      19,474,776       742,433       5,614,529
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          6,582          76,679            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         24,199         222,934        27,392         208,822
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (24,613)       (222,934)      (27,627)       (208,822)
======================================================================================================================
Reacquired:
  Class A                                                     (5,818,558)    (50,428,878)   (2,690,785)    (20,046,919)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (317,658)     (2,596,791)   (1,041,846)     (7,493,162)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,007,635)    (16,995,716)     (612,283)     (4,611,582)
======================================================================================================================
                                                               1,915,846    $ 17,912,988     1,462,191    $ 12,749,229
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                                                  AUGUST 31,
                                                                                                                     2000
                                                                                                               (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                   COMMENCED) TO
                                                              ----------------------------------------           DECEMBER 31,
                                                               2003             2002            2001                 2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.37          $  7.19         $  9.17              $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)        (0.04)(a)       (0.05)(a)           (0.04)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  4.74             0.22           (1.93)              (0.74)
===============================================================================================================================
    Total from investment operations                             4.71             0.18           (1.98)              (0.78)
===============================================================================================================================
Less distributions from net investment income                   (0.03)              --              --               (0.05)
===============================================================================================================================
Net asset value, end of period                                $ 12.05          $  7.37         $  7.19              $ 9.17
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 63.96%            2.50%         (21.59)%             (7.84)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,103          $13,597         $ 6,969              $8,606
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.00%(c)         2.01%           2.01%               2.07%(d)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.68%(c)         3.05%           4.65%               6.28%(d)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.28)%(c)       (0.51)%         (0.61)%             (1.28)%(d)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(e)                                        130%             119%            152%                 25%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,390,593.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.27      $ 7.15      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.08)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                4.65        0.21        (1.92)           (0.74)
===================================================================================================================
     Total from investment operations                           4.57        0.12        (2.02)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.15           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.68%      (22.03)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,415      $5,689      $ 2,330           $2,851
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,013,048.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              -----------------------------------------------------
                                                                                                      AUGUST 31,
                                                                                                         2000
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------        DECEMBER 31,
                                                               2003        2002        2001              2000
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 7.27      $ 7.14      $  9.17           $10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.09)(a)   (0.09)(a)    (0.10)(a)        (0.06)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                4.66        0.22        (1.93)           (0.74)
===================================================================================================================
     Total from investment operations                           4.57        0.13        (2.03)           (0.80)
===================================================================================================================
Less distributions from net investment income                     --          --           --            (0.03)
===================================================================================================================
Net asset value, end of period                                $11.84      $ 7.27      $  7.14           $ 9.17
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                62.86%       1.82%      (22.14)%          (7.99)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,346      $2,057      $ 1,091           $1,073
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                2.65%(c)    2.66%        2.71%            2.77%(d)
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             3.33%(c)    3.70%        5.36%            6.98%(d)
===================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.93)%(c)  (1.16)%      (1.31)%          (1.98)%(d)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(e)                                       130%        119%         152%              25%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $3,260,594.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Global Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Value Fund, formerly known as AIM Worldwide Spectrum Fund, (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-72.26%

AUSTRALIA-6.83%

Alumina Ltd. (Aluminum)(a)                     46,500    $   229,694
--------------------------------------------------------------------
BHP Billiton Ltd. (Diversified Metals &
  Mining)                                      21,900        200,715
--------------------------------------------------------------------
Consolidated Broken Hill Ltd. (Diversified
  Metal & Mining)(a)                           689,600        82,956
--------------------------------------------------------------------
Iluka Resources Ltd. (Diversified Metals &
  Mining)(a)                                   29,500        100,473
--------------------------------------------------------------------
National Australia Bank Ltd. (Diversified
  Banks)                                       13,000        292,733
--------------------------------------------------------------------
Perseverance Corp. Ltd. (Gold)(a)              412,200       108,469
--------------------------------------------------------------------
WMC Resources Ltd. (Diversified Metals &
  Mining)(a)                                   70,000        296,304
====================================================================
                                                           1,311,344
====================================================================

BERMUDA-3.72%

Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(a)                 75,000        526,620
--------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                      5,200        187,200
====================================================================
                                                             713,820
====================================================================

BRAZIL-2.32%

Caemi Mineracao e Metalurgica S.A.-Pfd.
  (Steel)                                         640        281,100
--------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR (Diversified
  Metals & Mining)                              2,800        163,800
====================================================================
                                                             444,900
====================================================================

CANADA-32.54%

Alcan Inc. (Aluminum)                           7,900        369,215
--------------------------------------------------------------------
Barrick Gold Corp. (Gold)                      20,800        470,407
--------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)      2,900        167,265
--------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                     7,900        398,475
--------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                    1,500        341,435
--------------------------------------------------------------------
Energy Savings Income Fund (Gas Utilities)     11,900        258,476
--------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil &
  Gas Drilling)                                 2,600         41,327
--------------------------------------------------------------------
Falconbridge Ltd. (Diversified Metals &
  Mining)                                       8,500        205,679
--------------------------------------------------------------------
Fording Canadian Coal Trust (Diversified
  Metals & Mining)                              8,100        287,500
--------------------------------------------------------------------
Inco Ltd. (Diversified Metals & Mining)(a)     10,100        402,519
--------------------------------------------------------------------
MAAX Inc. (Building Products)                  24,200        440,492
--------------------------------------------------------------------
Manitoba Telecom Services Inc. (Integrated
  Telecommunication Services)                   5,700        193,606
--------------------------------------------------------------------
Mullen Transportation Inc. (Trucking)          10,000        304,784
--------------------------------------------------------------------
Noranda, Inc. (Diversified Metals & Mining)    13,600        215,648
--------------------------------------------------------------------
Nortel Networks Corp. (Communications
  Equipment)                                   59,600        252,472
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE
CANADA-(CONTINUED)

Northbridge Financial Corp. (Property &
  Casualty Insurance)                          12,400    $   199,969
--------------------------------------------------------------------
Northern Orion Resources Inc. (Diversified
  Metals & Mining)(a)                          65,000        154,475
--------------------------------------------------------------------
Novicourt Inc. (Diversified Metals & Mining)   93,700        117,848
--------------------------------------------------------------------
Placer Dome Inc. (Gold)                         5,200         92,966
--------------------------------------------------------------------
Progress Energy Ltd. (Oil & Gas Exploration &
  Production)(a)                               25,000        239,198
--------------------------------------------------------------------
Rogers Wireless Communications Inc.-Class B
  (Wireless Telecommunication Services)(a)     17,200        368,951
--------------------------------------------------------------------
Saskatchewan Wheat Pool-Class B (Agricultural
  Products)                                    185,100        58,558
--------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(a)                                 80,000        114,198
--------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                    16,600        280,894
--------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(a)                            97,400        270,556
====================================================================
                                                           6,246,913
====================================================================

DENMARK-1.40%

Kobenhavns Lufthavne A.S. (Airport
  Services)(a)                                  2,300        269,013
====================================================================

FINLAND-0.83%

UPM-Kymmene Oyj (Paper Products)                8,400        159,763
====================================================================

FRANCE-2.86%

Aventis S.A. (Pharmaceuticals)                  5,000        329,570
--------------------------------------------------------------------
Thomson S.A. (Consumer Electronics)(a)         10,300        218,574
====================================================================
                                                             548,144
====================================================================

GERMANY-0.52%

Bayerische Hypo-und Vereinsbank A.G.
  (Diversified Banks)(a)                        4,300         99,200
====================================================================

HONG KONG-3.17%

Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)             35,000        154,632
--------------------------------------------------------------------
Sino Land Co. Ltd. (Real Estate Management &
  Development)                                 146,000        83,215
--------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Real Estate
  Management & Development)                    22,000        182,068
--------------------------------------------------------------------
Swire Pacific Ltd. (Multi-Sector Holdings)     30,500        188,179
====================================================================
                                                             608,094
====================================================================

JAPAN-4.24%

Dai Nippon Printing Co., Ltd. (Commercial
  Printing)                                    11,000        154,201
--------------------------------------------------------------------

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------
JAPAN-(CONTINUED)

Honda Motor Co., Ltd. (Automobile
  Manufacturers)                                4,100    $   181,781
--------------------------------------------------------------------
Keio Electric Railway Co., Ltd.
  (Railroads)(a)                               15,000         77,822
--------------------------------------------------------------------
Kyocera Corp. (Electronic Equipment
  Manufacturers)                                1,200         79,806
--------------------------------------------------------------------
Lion Corp. (Household Products)                29,000        154,508
--------------------------------------------------------------------
Nippon Unipac Holding (Paper Products)(a)          15         77,263
--------------------------------------------------------------------
Shinkawa Ltd. (Semiconductor Equipment)(a)      4,200         88,217
====================================================================
                                                             813,598
====================================================================

MEXICO-0.80%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                   8,700        153,120
====================================================================

NETHERLANDS-1.18%

Akzo Nobel N.V. (Diversified Chemicals)         5,900        227,101
====================================================================

PERU-0.63%

Compania de Minas Buenaventura S.A.-ADR
  (Precious Metals & Minerals)                  4,300        121,604
====================================================================

SOUTH KOREA-0.52%

Ssangyong Motor Co. (Automobile
  Manufacturers)(a)                            11,600        100,193
====================================================================

SWEDEN-0.38%

Skandia Forsakrings A.B. (Life & Health
  Insurance)(a)                                20,000         72,672
====================================================================

SWITZERLAND-0.84%

Nestle S.A. (Packaged Foods & Meats)              650        161,924
====================================================================

TAIWAN-2.76%

Delta Electronics, Inc. (Electronic Equipment
  Manufacturers) (Acquired
  8/20/2003-10/08/2003; Cost $211,818)(a)(b)   153,000       195,981
--------------------------------------------------------------------
EVA Airways Corp. (Airlines)                   389,156       158,711
--------------------------------------------------------------------
President Chain Store Corp. (Food Retail)      115,000       176,090
====================================================================
                                                             530,782
====================================================================

UNITED KINGDOM-6.72%

Diageo PLC (Distillers & Vintners)             14,600        191,602
--------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)           8,800        138,853
--------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)                                        7,260        189,385
--------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)(a)           3,400         92,820
--------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals & Mining)     3,700        101,936
--------------------------------------------------------------------
Severn Trent PLC (Water Utilities)              7,110         95,085
--------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)(a)  13,000        214,126
--------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)          15,000        139,470
--------------------------------------------------------------------
Vedanta Resources PLC (Diversified Metals &
  Mining)(a)                                   10,800         70,963
--------------------------------------------------------------------

--------------------------------------------------------------------
                                                           MARKET
                                               SHARES       VALUE
UNITED KINGDOM-(CONTINUED)

Xstrata PLC (Diversified Metals & Mining)(a)    5,000    $    56,243
====================================================================
                                                           1,290,483
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $11,921,178)                        13,872,668
====================================================================
DOMESTIC COMMON STOCKS-22.55%

ADVERTISING-0.46%

Omnicom Group Inc.                              1,000         87,330
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.19%

Jones Apparel Group, Inc.                       6,500        228,995
====================================================================

COMMUNICATIONS EQUIPMENT-2.21%

Cisco Systems, Inc.(a)                         17,500        425,075
====================================================================

CONSTRUCTION MATERIALS-0.97%

Lafarge North America Inc.                      4,600        186,392
====================================================================

DIVERSIFIED BANKS-1.80%

Bank of America Corp.                           4,300        345,849
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.53%

Coinstar, Inc.(a)                               5,600        101,136
====================================================================

FOREST PRODUCTS-0.60%

Rayonier, Inc.                                  2,760        114,568
====================================================================

GOLD-1.90%

Newmont Mining Corp.                            7,500        364,575
====================================================================

INTEGRATED OIL & GAS-1.62%

ChevronTexaco Corp.                             3,600        311,004
====================================================================

INVESTMENT BANKING & BROKERAGE-1.16%

Merrill Lynch & Co., Inc.                       3,800        222,870
====================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

Citigroup Inc.                                  6,800        330,072
====================================================================

PACKAGED FOODS & MEATS-1.32%

Lancaster Colony Corp.                          5,600        252,896
====================================================================

PHARMACEUTICALS-4.24%

Bristol-Myers Squibb Co.                       10,400        297,440
--------------------------------------------------------------------
Merck & Co. Inc.                                1,900         87,780
--------------------------------------------------------------------
Schering-Plough Corp.                          24,700        429,533
====================================================================
                                                             814,753
====================================================================

                                                           MARKET
                                               SHARES       VALUE
--------------------------------------------------------------------

SYSTEMS SOFTWARE-2.83%

Microsoft Corp.                                19,700    $   542,538
====================================================================
    Total Domestic Common Stocks (Cost
      $3,829,969)                                          4,328,053
====================================================================
MONEY MARKET FUNDS-1.86%

Liquid Assets Portfolio(c)                     178,736       178,736
--------------------------------------------------------------------
STIC Prime Portfolio(c)                        178,736       178,736
====================================================================
    Total Money Market Funds (Cost $357,472)                 357,472
====================================================================
TOTAL INVESTMENTS-96.67% (Cost $16,108,619)               18,558,193
====================================================================
OTHER ASSETS LESS LIABILITIES-3.33%                          640,430
====================================================================
NET ASSETS-100.00%                                       $19,198,623
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represent 1.02% of the Fund's net assets. Unless otherwise indicated, this security is not considered to be illiquid.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $15,751,147)                                  $18,200,721
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $357,472)                                   357,472
-----------------------------------------------------------
Foreign currencies, at value (cost $188,505)        188,858
-----------------------------------------------------------
Receivables for:
  Investments sold                                  582,035
-----------------------------------------------------------
  Fund shares sold                                   78,382
-----------------------------------------------------------
  Dividends and interest                             50,559
-----------------------------------------------------------
  Amount due from advisor                            13,168
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   12,297
-----------------------------------------------------------
Other assets                                         19,485
===========================================================
     Total assets                                19,502,977
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                             189,622
-----------------------------------------------------------
  Fund shares reacquired                             33,083
-----------------------------------------------------------
  Deferred compensation and retirement plans         12,297
-----------------------------------------------------------
Accrued distribution fees                            11,112
-----------------------------------------------------------
Accrued transfer agent fees                           9,168
-----------------------------------------------------------
Accrued operating expenses                           49,072
===========================================================
     Total liabilities                              304,354
===========================================================
Net assets applicable to shares outstanding     $19,198,623
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $16,425,483
-----------------------------------------------------------
Undistributed net investment income (loss)         (102,604)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                         424,102
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                              2,451,642
===========================================================
                                                $19,198,623
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $ 9,270,246
___________________________________________________________
===========================================================
Class B                                         $ 7,075,003
___________________________________________________________
===========================================================
Class C                                         $ 2,853,374
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                             789,927
___________________________________________________________
===========================================================
Class B                                             611,446
___________________________________________________________
===========================================================
Class C                                             246,487
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.74
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.74 divided by
       94.50%)                                  $     12.42
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.57
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.58
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $20,972)         $  286,375
------------------------------------------------------------------------
Dividends from affiliated money market funds                      13,527
------------------------------------------------------------------------
Interest                                                           1,590
========================================================================
  Total investment income                                        301,492
========================================================================

EXPENSES:

Advisory fees                                                    119,494
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    36,318
------------------------------------------------------------------------
Distribution fees --
  Class A                                                         24,070
------------------------------------------------------------------------
  Class B                                                         52,422
------------------------------------------------------------------------
  Class C                                                         19,388
------------------------------------------------------------------------
Transfer agent fees                                               54,565
------------------------------------------------------------------------
Trustees' fees                                                     9,141
------------------------------------------------------------------------
Registration and filing fees                                      36,036
------------------------------------------------------------------------
Printing and postage                                              25,733
------------------------------------------------------------------------
Professional fees                                                 51,505
------------------------------------------------------------------------
Other                                                              6,318
========================================================================
    Total expenses                                               484,990
========================================================================
Less: Fees waived, expense reimbursements and expense offset
  arrangements                                                  (157,052)
========================================================================
    Net expenses                                                 327,938
========================================================================
Net investment income (loss)                                     (26,446)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        3,613,180
------------------------------------------------------------------------
  Foreign currencies                                             (38,597)
------------------------------------------------------------------------
  Foreign currency contracts                                    (238,687)
------------------------------------------------------------------------
  Option contracts written                                         4,196
========================================================================
                                                               3,340,092
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                          633,517
------------------------------------------------------------------------
  Foreign currencies                                               1,712
------------------------------------------------------------------------
  Foreign currency contracts                                     125,355
========================================================================
                                                                 760,584
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              4,100,677
========================================================================
Net increase in net assets resulting from operations          $4,074,230
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (26,446)   $  (190,623)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                              3,340,092     (1,519,961)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                                760,584        482,952
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 4,074,230     (1,227,632)
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (66,253)        (2,912)
----------------------------------------------------------------------------------------
  Class B                                                         (20,575)            --
----------------------------------------------------------------------------------------
  Class C                                                          (8,358)            --
========================================================================================
  Total distributions from net investment income                  (95,186)        (2,912)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (96,651)            --
----------------------------------------------------------------------------------------
  Class B                                                         (77,081)            --
----------------------------------------------------------------------------------------
  Class C                                                         (31,309)            --
========================================================================================
  Total distributions from net realized gains                    (205,041)            --
========================================================================================
  Decrease in net assets resulting from distributions            (300,227)        (2,912)
========================================================================================
Share transactions-net:
  Class A                                                       1,096,605     (1,707,264)
----------------------------------------------------------------------------------------
  Class B                                                       1,052,199      1,387,954
----------------------------------------------------------------------------------------
  Class C                                                         481,030        693,806
========================================================================================
    Net increase in net assets resulting from share
     transactions                                               2,629,834        374,496
========================================================================================
    Net increase (decrease) in net assets                       6,403,837       (856,048)
========================================================================================

NET ASSETS:

  Beginning of year                                            12,794,786     13,650,834
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(102,604) and $(9,664) for 2003 and 2002,
    respectively)                                             $19,198,623    $12,794,786
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund, is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00% through December 31, 2004. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $119,494 and reimbursed expenses of $37,312.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $28,772 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $24,070, $52,422 and $19,388, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $8,617 in front-end sales commissions from the sale of Class A shares and $0, $0 and $402 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                             UNREALIZED                                REALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND      GAIN
           FUND               12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME      (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio        $454,569     $13,235,008    $(13,510,841)        $ --          $178,736     $ 6,891       $ --
STIC Prime Portfolio            454,569      13,235,008     (13,510,841)          --           178,736       6,636         --
=================================================================================================================================
                               $909,138     $26,470,016    $(27,021,682)        $ --          $357,472     $13,527       $ --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $245 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $246.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,593 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

             TRANSACTIONS DURING THE PERIOD
---------------------------------------------------------
                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
---------------------------------------------------------
Beginning of year                       --       $     --
---------------------------------------------------------
Written                                200         18,049
---------------------------------------------------------
Closed                                (200)      $(18,049)
=========================================================
End of year                             --       $     --
_________________________________________________________
=========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                            2003       2002
------------------------------------------------------------
Distributions paid from ordinary income   $ 95,332    $2,912
------------------------------------------------------------
Long-term capital gain                     204,895        --
============================================================
Total distributions                       $300,227    $2,912
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                   $   473,588
-----------------------------------------------------------
Unrealized appreciation -- investments            2,312,200
-----------------------------------------------------------
Temporary book/tax differences                      (12,648)
-----------------------------------------------------------
Capital (par value and additional paid-in)       16,425,483
===========================================================
Total net assets                                $19,198,623
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and mark to market of certain passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $2,068.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of director deferral of trustee compensation and trustee retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $48,339,256 and $46,279,233, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                          $2,381,176
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                             (71,044)
===========================================================
Net unrealized appreciation of investment
  securities                                     $2,310,132
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $16,248,061.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment company reclassifications, on December 31, 2003, undistributed net investment income (loss) was increased by $28,692, undistributed net realized gains decreased by $28,692. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                                       2003                        2002
                                                              -----------------------    -------------------------
                                                               SHARES       AMOUNT         SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      496,139    $ 5,108,376       838,881    $ 7,844,956
------------------------------------------------------------------------------------------------------------------
  Class B                                                      345,035      3,466,255       410,973      3,812,711
------------------------------------------------------------------------------------------------------------------
  Class C                                                      139,530      1,450,866       122,164      1,145,729
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       14,310        160,136           310          2,861
------------------------------------------------------------------------------------------------------------------
  Class B                                                        8,515         94,004            --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,440         37,992            --             --
==================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       14,898        155,309        11,498        102,735
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (15,126)      (155,309)      (11,486)      (102,735)
==================================================================================================================
Reacquired:
  Class A                                                     (434,061)    (4,327,216)   (1,038,150)    (9,657,816)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (244,204)    (2,352,751)     (251,272)    (2,322,022)
------------------------------------------------------------------------------------------------------------------
  Class C                                                     (103,345)    (1,007,828)      (49,330)      (451,923)
==================================================================================================================
                                                               225,131    $ 2,629,834        33,588    $   374,496
__________________________________________________________________________________________________________________
==================================================================================================================

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                                           DECEMBER 29, 2000
                                                                                                           (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2003           2002           2001             2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.05         $ 9.85         $10.00              $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.01(a)       (0.11)(a)      (0.05)(a)              --
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.89          (0.69)         (0.10)                 --
============================================================================================================================
    Total from investment operations                            2.90          (0.80)         (0.15)                 --
============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.09)         (0.00)         (0.00)                 --
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        (0.12)            --             --                  --
============================================================================================================================
    Total distributions                                        (0.21)            --             --                  --
============================================================================================================================
Net asset value, end of period                                $11.74         $ 9.05         $ 9.85              $10.00
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                32.15%         (8.08)%        (1.49)%                --
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,270         $6,321         $8,725              $1,110
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.00%(c)       2.00%          1.91%               1.80%(d)
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           3.12%(c)       2.75%          4.44%              76.90%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets     0.14%(c)      (1.16)%        (0.52)%              3.91%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(e)                                       372%           101%           168%                 --
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $6,877,159.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                                              ------------------------------------------------
                                                                                               JANUARY 2, 2001
                                                                     YEAR ENDED                  (DATE SALES
                                                                    DECEMBER 31,                COMMENCED TO
                                                              ------------------------          DECEMBER 31,
                                                               2003              2002               2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.94             $9.79              $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.05)(a)         (0.17)(a)           (0.11)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.83             (0.68)              (0.10)
==============================================================================================================
    Total from investment operations                           2.78             (0.85)              (0.21)
==============================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)               --               (0.00)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)               --                  --
==============================================================================================================
    Total distributions                                       (0.15)               --                  --
==============================================================================================================
Net asset value, end of period                                $11.57            $8.94              $ 9.79
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                               31.26%            (8.68)%             (2.09)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $7,075            $4,624             $3,613
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.65%(c)          2.65%               2.57%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          3.77%(c)          3.40%               5.10%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets   (0.51)%(c)        (1.81)%             (1.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      372%              101%                168%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $5,242,214.

(d)  Annualized.

(e)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                                              ------------------------------------------------
                                                                                              JANUARY 11, 2001
                                                                    YEAR ENDED                  (DATE SALES
                                                                   DECEMBER 31,                 COMMENCED TO
                                                              -----------------------           DECEMBER 31,
                                                               2003             2002                2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.94            $9.79               $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.05)(a)        (0.17)(a)            (0.11)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.84            (0.68)               (0.10)
==============================================================================================================
    Total from investment operations                           2.79            (0.85)               (0.21)
==============================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)              --                (0.00)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)              --                   --
==============================================================================================================
    Total distributions                                       (0.15)              --                   --
==============================================================================================================
Net asset value, end of period                                $11.58           $8.94               $ 9.79
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                               31.37%           (8.68)%              (2.09)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,853           $1,850              $1,312
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.65%(c)         2.65%                2.57%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          3.77%(c)         3.40%                5.10%(d)
==============================================================================================================
Ratio of net investment income (loss) to average net assets   (0.51)%(c)       (1.81)%              (1.18)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate(e)                                      372%             101%                 168%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.

(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $1,938,794.

(d)  Annualized.

(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM International Emerging Growth Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-90.78%

AUSTRALIA-2.06%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                        274,600   $    683,376
-----------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                       40,000        536,821
-----------------------------------------------------------------------
Foodland Associated Ltd. (Food Retail)            14,349        209,940
-----------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)                                    146,600        525,755
-----------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)                     59,400        368,444
=======================================================================
                                                              2,324,336
=======================================================================

BELGIUM-0.89%

Mobistar S.A. (Wireless Telecommunication
  Services)(a)                                    17,900      1,001,980
=======================================================================

BRAZIL-0.65%

Companhia Siderurgica Nacional S.A.-ADR
  (Steel)                                          8,800        471,680
-----------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica
  S.A.-ADR (Aerospace & Defense)(a)                7,600        266,228
=======================================================================
                                                                737,908
=======================================================================

CANADA-22.31%

AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       29,200        544,346
-----------------------------------------------------------------------
Algoma Steel Inc. (Steel)(a)                      70,000        380,787
-----------------------------------------------------------------------
Allstream Inc.-Class B (Integrated
  Telecommunication Services)                     14,100        777,350
-----------------------------------------------------------------------
Badger Daylighting Inc. (Construction &
  Engineering)(a)                                358,100        817,883
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       36,124        365,142
-----------------------------------------------------------------------
Calian Technology Ltd. (Data Processing &
  Outsourced Services)                           130,900      1,222,137
-----------------------------------------------------------------------
Canadian Western Bank (Regional Banks)            17,700        537,146
-----------------------------------------------------------------------
CanWest Global Communications Corp.
  (Broadcasting & Cable TV)(a)                    56,700        605,938
-----------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                 160,000        467,901
-----------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       79,700        951,972
-----------------------------------------------------------------------
DataMirror Corp. (Application Software)(a)        37,000        465,069
-----------------------------------------------------------------------
DRAXIS Health Inc. (Pharmaceuticals)(a)          175,000        591,435
-----------------------------------------------------------------------
Enghouse Systems Ltd. (Application
  Software)(a)                                    16,500        206,250
-----------------------------------------------------------------------
Extendicare, Inc.-Class A (Health Care-Long
  Term Care)(a)                                  120,200      1,228,897
-----------------------------------------------------------------------
Global Railway Industries Ltd. (Construction,
  Farm Machinery & Heavy Trucks)(a)              120,000        365,741
-----------------------------------------------------------------------
Hip Interactive Corp. (Distributors)(a)          154,400        411,018
-----------------------------------------------------------------------
Home Capital Group Inc.-Class B (Asset
  Management & Custody Banks)                     42,300      1,085,243
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
CANADA-(CONTINUED)

Intertape Polymer Group, Inc. (Metal & Glass
  Containers) (Acquired 09/05/03-10/27/03;
  Cost $328,302)(b)                               42,700   $    543,305
-----------------------------------------------------------------------
Mediagrif Interactive Technologies Inc.
  (Internet Software & Services)(a)               58,200        479,611
-----------------------------------------------------------------------
Mega Bloks (Leisure Products)(a)                  27,800        493,364
-----------------------------------------------------------------------
Microcell Telecommunications Inc.-Class B
  (Wireless Telecommunication Services)(a)        38,200        509,628
-----------------------------------------------------------------------
Pason Systems Inc. (Oil & Gas Equipment &
  Services)                                       56,000      1,088,889
-----------------------------------------------------------------------
Reitmans Ltd.-Class A (Apparel Retail)            66,600      1,278,042
-----------------------------------------------------------------------
Richelieu Hardware Ltd. (Trading Companies &
  Distributors)                                   38,300        562,383
-----------------------------------------------------------------------
RONA Inc. (Home Improvement Retail) (Acquired
  10/28/02-10/27/03; Cost 401,188)(a)(b)          35,300        849,542
-----------------------------------------------------------------------
Saputo Group, Inc. (Packaged Foods& Meats)        31,400        777,731
-----------------------------------------------------------------------
Systems Xcellence Inc. (Health Care
  Services)(a)                                   227,700        456,806
-----------------------------------------------------------------------
Telesystem International Wireless Inc.
  (Wireless Telecommunication Services)(a)        93,000        778,588
-----------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(a)                       254,600        913,495
-----------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(a)                                  36,100        771,582
-----------------------------------------------------------------------
TSX Group Inc. (Specialized Finance)              30,600      1,012,917
-----------------------------------------------------------------------
Tundra Semiconductor Corp., Ltd.
  (Electronics-Semiconductors)                    71,800      1,493,063
-----------------------------------------------------------------------
VFC Inc. (Consumer Finance) (Acquired
  09/26/03-12/19/03; Cost $988,814)(a)(b)        158,900      1,205,237
-----------------------------------------------------------------------
Wajax Ltd. (Industrial Machinery)(a)             158,600        979,012
=======================================================================
                                                             25,217,450
=======================================================================

CAYMAN ISLANDS-1.27%

ASM Pacific Technology Ltd. (Semiconductor
  Equipment)                                      69,000        302,179
-----------------------------------------------------------------------
Global Bio-chem Technology Group Co. Ltd.
  (Biotechnology)                              1,116,000        689,989
-----------------------------------------------------------------------
Xinao Gas Holdings Ltd. (Gas Utilities)(a)       794,000        442,327
=======================================================================
                                                              1,434,495
=======================================================================

CHILE-0.43%

Corpbanca (Regional Banks) (Acquired
  11/19/03; Cost 404,412)(a)(b)                   18,500        483,925
=======================================================================

CHINA-2.61%

China Life Insurance Co. (Life & Health
  Insurance)(a)                                   10,700        352,779
-----------------------------------------------------------------------
Great Wall Automobile Holdings Co. Ltd.-Class
  H (Automobile Manufacturers)(a)                315,500        672,565
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
CHINA-(CONTINUED)

Lianhua Supermarket Holdings Ltd.-Class H
  (Food Retail)(a)                               242,000   $    255,603
-----------------------------------------------------------------------
PICC Property & Casualty Co. Ltd.-Class H
  (Property & Casualty Insurance)(a)           1,466,500        656,408
-----------------------------------------------------------------------
Tong Ren Tang Technologies Co. Ltd.
  (Pharmaceuticals)                              166,000        291,862
-----------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-12/24/03; Cost
  $674,557)(a)(b)                                571,700        721,657
=======================================================================
                                                              2,950,874
=======================================================================

DENMARK-1.33%

Topdanmark A.S. (Multi-Line Insurance)(a)         28,143      1,503,129
=======================================================================

FINLAND-1.17%

Nokian Renkaat Oyj (Tires & Rubber)                8,885        669,469
-----------------------------------------------------------------------
Vacon Oyj (Electrical Components & Equipment)     52,577        648,139
=======================================================================
                                                              1,317,608
=======================================================================

FRANCE-1.54%

Camaieu (Apparel Retail)                          14,095      1,090,401
-----------------------------------------------------------------------
Trigano (Leisure Products)(a)                     13,725        652,605
=======================================================================
                                                              1,743,006
=======================================================================

GERMANY-5.15%

ADVA A.G. Optical Networking (Communications
  Equipment)(a)                                  125,588        630,329
-----------------------------------------------------------------------
Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)           14,400        741,758
-----------------------------------------------------------------------
Boewe Systec A.G. (Office Electronics)(a)         12,975        677,332
-----------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-10/27/03; Cost
  $660,632)(b)                                    10,419      1,834,848
-----------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                               26,051        775,000
-----------------------------------------------------------------------
Vossloh A.G. (Construction & Farm Machinery &
  Heavy Trucks)                                   20,543      1,157,679
=======================================================================
                                                              5,816,946
=======================================================================

GREECE-0.57%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                      26,021        649,399
=======================================================================

HONG KONG-3.14%

China Merchants Holdings International Co.
  Ltd. (Industrial Conglomerates)                162,000        213,883
-----------------------------------------------------------------------
COFCO International Ltd. (Packaged Foods &
  Meats)                                       1,000,000        644,031
-----------------------------------------------------------------------
Dah Sing Financial Group (Diversified Banks)      68,000        505,822
-----------------------------------------------------------------------
Denway Motors Ltd. (Automobile Manufacturers)    472,000        501,571
-----------------------------------------------------------------------
Lee & Man Paper Manufacturing Ltd. (Metal &
  Glass Containers) (Acquired
  09/22/03-12/24/03; Cost $538,826)(a)(b)        883,700        700,030
-----------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-7/29/02;
  Cost 82,574)(b)                                102,000        283,129
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
HONG KONG-(CONTINUED)

Wing Hang Bank Ltd. (Diversified Banks)(a)       117,000   $    696,249
=======================================================================
                                                              3,544,715
=======================================================================

HUNGARY-1.38%

Gedeon Richter Rt. (Pharmaceuticals)              13,300      1,559,718
=======================================================================

INDIA-3.24%

Bajaj Auto Ltd. (Motorcycle Manufacturers)        14,000        348,995
-----------------------------------------------------------------------
Bharat Forge Ltd. (Industrial Machinery)          42,800        744,978
-----------------------------------------------------------------------
Dr. Reddy's Laboratories Ltd.-ADR
  (Pharmaceuticals)                               10,600        335,490
-----------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)                28,000        225,013
-----------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Diversified Banks)             4,400        134,376
-----------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                    53,000        748,505
-----------------------------------------------------------------------
Maruti Udyog Ltd. (Automobile
  Manufactures)(a)                                65,400        539,398
-----------------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Pharmaceuticals)       14,400        346,610
-----------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                  15,500        244,739
=======================================================================
                                                              3,668,104
=======================================================================

IRELAND-5.51%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)                                         142,775      2,246,754
-----------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)                10,775      1,356,743
-----------------------------------------------------------------------
Grafton Group PLC-Units (Trading Companies &
  Distributors)(c)                               136,040        936,052
-----------------------------------------------------------------------
ICON PLC-ADR (Health Care Services)(a)            13,800        601,680
-----------------------------------------------------------------------
Independent News & Media PLC (Publishing)        461,885      1,092,290
=======================================================================
                                                              6,233,519
=======================================================================

ISRAEL-0.53%

Taro Pharmaceutical Industries Ltd.
  (Pharmaceuticals)(a)                             9,220        594,690
=======================================================================

ITALY-1.19%

Merloni Elettrodomestici S.p.A. (Household
  Appliances)                                     71,328      1,341,366
=======================================================================

JAPAN-5.13%

Daiwa House Industry Co., Ltd. (Homebuilding)     73,000        775,149
-----------------------------------------------------------------------
Hosiden Corp. (Electronic Equipment
  Manufacturers)                                  23,400        266,345
-----------------------------------------------------------------------
JSR Corp. (Specialty Chemicals)                   42,000        936,941
-----------------------------------------------------------------------
NEC Electronics Corp. (Semiconductors)
  (Acquired 07/14/03-08/20/03; Cost
  $208,737)(b)                                     5,500        401,639
-----------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)                11,000        399,590
-----------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)     157,000        798,454
-----------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)                                      45,000        869,737
-----------------------------------------------------------------------
THK Co., Ltd. (Industrial Machinery)(a)           36,800        747,243
-----------------------------------------------------------------------
Yamaha Corp. (Leisure Products)                   30,700        601,933
=======================================================================
                                                              5,797,031
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

LUXEMBOURG-1.60%

Quilmes Industrial S.A.-ADR (Brewers)(a)          27,400   $    447,990
-----------------------------------------------------------------------
SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(a)                                          41,800      1,362,680
=======================================================================
                                                              1,810,670
=======================================================================

MEXICO-0.31%

Consorcio ARA, S.A. de C.V. (Homebuilding)(a)    142,900        355,023
=======================================================================

NETHERLANDS-2.63%

Orthofix International N.V. (Health Care
  Equipment)(a)                                   16,700        817,966
-----------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                    38,725        936,735
-----------------------------------------------------------------------
Sligro Food Group N.V. (Food Distributors)        17,411        535,487
-----------------------------------------------------------------------
Versatel Telecom International N.V.
  (Integrated Telecommunication Services)(a)     312,132        679,251
=======================================================================
                                                              2,969,439
=======================================================================

NORWAY-1.71%

Aktiv Kapital A.S.A. (Specialized Finance)       119,784      1,198,415
-----------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)                 39,846        734,593
=======================================================================
                                                              1,933,008
=======================================================================

PHILIPPINES-0.43%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)      27,600        482,031
=======================================================================

SINGAPORE-1.92%

Keppel Corp. Ltd. (Industrial Conglomerates)     154,000        553,223
-----------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                                323,000        300,545
-----------------------------------------------------------------------
Neptune Orient Lines Ltd. (Marine)(a)            442,000        562,245
-----------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                      456,000        537,087
-----------------------------------------------------------------------
Venture Corp. Ltd. (Electronic Manufacturing
  Services)                                       18,000        212,008
=======================================================================
                                                              2,165,108
=======================================================================

SOUTH KOREA-2.69%

Cheil Communications Inc. (Advertising)(a)         2,100        304,654
-----------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)                 10,010        521,275
-----------------------------------------------------------------------
Daewoo Shipbuilding & Marine Engineering Co.,
  Ltd. (Construction & Farm Machinery & Heavy
  Trucks)(a)                                      17,400        223,245
-----------------------------------------------------------------------
Hana Bank (Diversified Banks)                     34,500        636,478
-----------------------------------------------------------------------
Hankook Tire Co. Ltd. (Tires & Rubber)            55,400        418,113
-----------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)                          19,600        639,363
-----------------------------------------------------------------------
Kook Soon Dang Brewery Co., Ltd. (Packaged
  Foods & Meats)                                  13,386        298,589
=======================================================================
                                                              3,041,717
=======================================================================

SPAIN-0.47%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)                                      37,500        529,733
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

SWITZERLAND-1.09%

Actelion Ltd. (Biotechnology)(a)                   7,400   $    796,437
-----------------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Semiconductors)(a)                             10,265        438,191
=======================================================================
                                                              1,234,628
=======================================================================

TAIWAN-4.49%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                    76,000        523,675
-----------------------------------------------------------------------
Au Optronics Corp. (Electronic Equipment
  Manufacturers)(a)                              220,000        257,185
-----------------------------------------------------------------------
Ichia Technologies, Inc. (Computer Storage &
  Peripherals)(a)                                244,000        445,465
-----------------------------------------------------------------------
Largan Precision Co., Ltd. (Photographic
  Products)                                       36,200        351,767
-----------------------------------------------------------------------
Merry Electronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                    361,000        637,809
-----------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)                                66,100        186,855
-----------------------------------------------------------------------
Oriental Union Chemical Corp. (Commodity
  Chemicals)(a)                                  392,000        499,812
-----------------------------------------------------------------------
President Chain Store Corp. (Food Retail)        250,000        382,803
-----------------------------------------------------------------------
Siliconware Precision Industries Co.
  (Semiconductors)(a)                            528,000        541,060
-----------------------------------------------------------------------
Waffer Technology Co., Ltd. (Semiconductor
  Equipment)(a)                                  152,000        463,251
-----------------------------------------------------------------------
Wan Hai Lines Ltd. (Marine)(a)                   493,000        445,674
-----------------------------------------------------------------------
Yang Ming Marine Transport (Marine)(a)           344,000        341,366
=======================================================================
                                                              5,076,722
=======================================================================

THAILAND-1.70%

Kasikornbank PCL (Diversified Banks)(a)          361,000        637,745
-----------------------------------------------------------------------
Land & Houses PCL (Homebuilding)                 783,300        251,058
-----------------------------------------------------------------------
Siam Cement PCL (The) (Construction
  Materials)                                      35,900        250,061
-----------------------------------------------------------------------
Siam Commercial Bank PCL (Diversified
  Banks)(a)                                      575,800        784,706
=======================================================================
                                                              1,923,570
=======================================================================

UNITED KINGDOM-11.00%

Alba PLC (Consumer Electronics)                   81,130        919,846
-----------------------------------------------------------------------
Cattles PLC (Consumer Finance)                   180,470      1,077,051
-----------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)                 72,460      1,311,886
-----------------------------------------------------------------------
Galen Holdings PLC (Pharmaceuticals)              82,490      1,053,094
-----------------------------------------------------------------------
Gresham Computing PLC (Application
  Software)(a)                                    51,100        305,651
-----------------------------------------------------------------------
ICAP PLC (Investment Banking & Brokerage)         39,020      1,083,372
-----------------------------------------------------------------------
Johnston Press PLC (Publishing)                  117,790        979,538
-----------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)                                       116,350        682,706
-----------------------------------------------------------------------
Majestic Wine PLC (Specialty Stores)              30,100        479,312
-----------------------------------------------------------------------
McBride PLC (Household Products)                 489,130      1,170,278
-----------------------------------------------------------------------
Photo-Me International PLC (Photographic
  Products)(a)                                   332,310        688,274
-----------------------------------------------------------------------
RPS Group PLC (Environmental Services)           229,480        603,337
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Taylor & Francis Group PLC (Publishing)          122,520   $  1,113,486
-----------------------------------------------------------------------
Topps Tiles PLC (Home Improvement Retail)         40,040        406,929
-----------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        59,230        559,445
=======================================================================
                                                             12,434,205
=======================================================================

UNITED STATES OF AMERICA-0.64%

Laidlaw International Inc.(a)                     52,500        726,075
=======================================================================
    Total Stocks & Other Equity Interests
      (Cost $78,036,615)                                    102,602,128
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

MONEY MARKET FUNDS-7.18%

Liquid Assets Portfolio(d)                     4,055,406   $  4,055,406
-----------------------------------------------------------------------
STIC Prime Portfolio(d)                        4,055,406      4,055,406
=======================================================================
    Total Money Market Funds (Cost
      $8,110,812)                                             8,110,812
=======================================================================
TOTAL INVESTMENTS--97.96% (Cost $86,147,427)                110,712,940
=======================================================================
OTHER ASSETS LESS LIABILITIES--2.04%                          2,307,151
=======================================================================
NET ASSETS-100.00%                                         $113,020,091
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $7,023,312, which represented 6.21% of the Fund's net assets. Unless otherwise stated, these securities are not considered illiquid.
(c) Each unit represents one ordinary share, one ordinary C share, and seven redeemable shares.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $78,036,615)                                 $102,602,128
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,110,812)                               8,110,812
-----------------------------------------------------------
Foreign currencies, at value (cost $583,757)        586,343
-----------------------------------------------------------
Receivables for:
  Investments sold                                  441,631
-----------------------------------------------------------
  Fund shares sold                                1,461,367
-----------------------------------------------------------
  Dividends                                         206,986
-----------------------------------------------------------
  Amount due from advisor                             5,573
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   16,452
-----------------------------------------------------------
Other assets                                         20,687
===========================================================
    Total assets                                113,451,979
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              63,874
-----------------------------------------------------------
  Fund shares reacquired                            148,318
-----------------------------------------------------------
  Deferred compensation and retirement plans         16,452
-----------------------------------------------------------
Accrued distribution fees                            43,321
-----------------------------------------------------------
Accrued transfer agent fees                          21,146
-----------------------------------------------------------
Accrued operating expenses                          138,777
===========================================================
    Total liabilities                               431,888
===========================================================
Net assets applicable to shares outstanding    $113,020,091
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 88,560,253
-----------------------------------------------------------
Undistributed net investment income (loss)          (77,408)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and futures contracts                              37,394
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      24,499,852
===========================================================
                                               $113,020,091
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 87,268,660
___________________________________________________________
===========================================================
Class B                                        $ 16,542,964
___________________________________________________________
===========================================================
Class C                                        $  9,208,467
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,226,077
___________________________________________________________
===========================================================
Class B                                           1,391,171
___________________________________________________________
===========================================================
Class C                                             774,743
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.08
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.08 divided by
      94.50%)                                  $      12.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.89
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $87,476)         $   668,462
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       31,537
-------------------------------------------------------------------------
Interest                                                            4,248
=========================================================================
  Total investment income                                         704,247
=========================================================================

EXPENSES:

Advisory fees                                                     433,171
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    164,623
-------------------------------------------------------------------------
Distribution fees
  Class A                                                         118,180
-------------------------------------------------------------------------
  Class B                                                          74,842
-------------------------------------------------------------------------
  Class C                                                          43,470
-------------------------------------------------------------------------
Interest                                                            1,876
-------------------------------------------------------------------------
Transfer agent fees                                                98,083
-------------------------------------------------------------------------
Trustees' fees                                                      9,323
-------------------------------------------------------------------------
Professional fees                                                  66,968
-------------------------------------------------------------------------
Other                                                              87,072
=========================================================================
    Total expenses                                              1,147,608
=========================================================================
Less: Fees waived and expense offset arrangements                (158,914)
=========================================================================
    Net expenses                                                  988,694
=========================================================================
Net investment income (loss)                                     (284,447)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $813) -- Note 1F                             5,355,113
-------------------------------------------------------------------------
  Foreign currencies                                               70,908
-------------------------------------------------------------------------
  Futures contracts                                               326,947
=========================================================================
                                                                5,752,968
=========================================================================
Change in net unrealized appreciation of:
  Investment securities (Net of tax on sale of foreign
    investments of $72,497) -- Note 1F                         23,341,971
-------------------------------------------------------------------------
  Foreign currencies                                                6,476
-------------------------------------------------------------------------
  Futures contracts                                                    21
=========================================================================
                                                               23,348,468
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            29,101,436
=========================================================================
Net increase in net assets resulting from operations          $28,816,989
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (284,447)   $  (182,360)
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     5,752,968     (1,435,848)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                   23,348,468       (216,476)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 28,816,989     (1,834,684)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (120,788)            --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       56,079,420      5,678,996
-----------------------------------------------------------------------------------------
  Class B                                                        8,070,154      2,421,609
-----------------------------------------------------------------------------------------
  Class C                                                        3,704,141        398,520
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               67,853,715      8,499,125
=========================================================================================
    Net increase in net assets                                  96,549,916      6,664,441
=========================================================================================

NET ASSETS:

  Beginning of year                                             16,470,175      9,805,734
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(77,408) and $(14,261) for 2003 and 2002,
    respectively)                                             $113,020,091    $16,470,175
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Emerging Growth Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. REDEMPTION FEES -- Effective November 24, 2003, the Fund instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. AIM has contractually agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B, and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $158,359.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $49,563 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $118,180, $74,842 and $43,470, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $25,330 in front-end sales commissions from the sale of Class A shares and $1,609, $0 and $1,368 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND
FUND                         12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $  641,539     $38,431,668     $(35,017,801)        $  --          $4,055,406     $15,900
-----------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio            641,539      38,431,668      (35,017,801)           --          $4,055,406      15,637
=======================================================================================================================
                             $1,283,078     $76,863,336     $(70,035,602)        $  --          $8,110,812     $31,537
_______________________________________________________________________________________________________________________
=======================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
---------------------------------------
Liquid Assets Portfolio        $  --
---------------------------------------
STIC Prime Portfolio              --
=======================================
                               $  --
_______________________________________
=======================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $515 and reductions in custodian fees of $40 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $555.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,646 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 were as follows:

                                            2003       2002
-------------------------------------------------------------
Distributions paid from ordinary income   $120,788    $    --
_____________________________________________________________
=============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                  $     81,918
-----------------------------------------------------------
Undistributed long-term gain                        126,039
-----------------------------------------------------------
Unrealized appreciation -- investments           24,267,754
-----------------------------------------------------------
Temporary book/tax differences                      (15,873)
-----------------------------------------------------------
Capital (par value and additional paid-in)       88,560,253
===========================================================
Total net assets                               $113,020,091
___________________________________________________________
===========================================================


The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $6,837

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the director deferral of trustee compensation.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $98,522,593 and $39,864,543, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $24,558,318
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (297,401)
===========================================================
Net unrealized appreciation of investment
  securities                                    $24,260,917
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $86,452,023.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies excise taxes, and redemption fees, on December 31, 2003, undistributed net investment income was increased by $342,088, undistributed net realized gains decreased by $341,735, undistributed appreciation of investment securities decreased by $21 and shares of beneficial interest decreased by $332. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,919,761    $109,893,228     3,320,793    $ 24,876,290
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,165,952      11,299,951       639,639       4,859,028
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,225,582      18,994,606       505,667       3,617,347
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          7,488          87,303            --              --
----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         33,321         340,599         3,706          26,644
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (33,826)       (340,599)       (3,719)        (26,644)
======================================================================================================================
Reacquired:
  Class A                                                     (6,138,550)    (54,241,710)*  (2,653,242)    (19,223,938)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (313,814)     (2,889,198)*    (348,193)     (2,410,775)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,867,698)    (15,290,465)*    (454,970)     (3,218,827)
======================================================================================================================
                                                               6,998,216    $ 67,853,715     1,009,681    $  8,499,125
______________________________________________________________________________________________________________________
======================================================================================================================

* Net of redemption fees of $121, $28 and $17 for Class A, Class B and Class C respectively, based on the relative net assets of each class.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                               2003          2002         2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.91       $ 7.10       $  7.97           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.24        (0.13)        (0.76)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.20        (0.19)        (0.84)            (2.03)
=======================================================================================================================
Less dividends from net investment income                       (0.03)          --         (0.03)               --
-----------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in-capital                         0.00           --            --                --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 12.08       $ 6.91       $  7.10           $  7.97
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 75.10%       (2.68)%      (10.48)%          (20.30)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,269       $9,703       $ 5,202           $ 5,625
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)     2.01%         2.00%(d)          2.11%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.35%(c)     3.03%         4.53%(d)          6.83%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(c)   (0.85)%       (1.12)%           (1.09)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $33,765,767.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                                          AUGUST 31,
                                                                                                             2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2003          2002         2001               2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.84       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.15        (0.12)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.05        (0.23)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.84       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 73.83%       (3.25)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $16,543       $3,918       $ 2,016           $ 1,992
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $7,484,179.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                       (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                               2003          2002         2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.83       $ 7.07       $  7.95           $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.16        (0.13)        (0.75)            (2.00)
=======================================================================================================================
    Total from investment operations                             5.06        (0.24)        (0.88)            (2.05)
=======================================================================================================================
Redemption fees added to paid-in-capital                         0.00           --            --                --
=======================================================================================================================
Net asset value, end of period                                $ 11.89       $ 6.83       $  7.07           $  7.95
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 74.09%       (3.39)%      (11.07)%          (20.50)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 9,208       $2,849       $ 2,588           $ 2,649
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.65%(c)     2.66%         2.70%(d)          2.81%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.00%(c)     3.68%         5.23%(d)          7.53%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.11)%(c)   (1.50)%       (1.83)%           (1.79)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                         93%         118%          145%               30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,346,998.
(d) Ratios of expenses to average net assets including interest expense were 2.72% and 5.25% with and without waivers and expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.17%

ADVERTISING-6.09%

Interpublic Group of Cos., Inc. (The)(a)          216,470   $  3,376,932
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                            78,800      3,139,392
========================================================================
                                                               6,516,324
========================================================================

APPAREL RETAIL-5.84%

Abercrombie & Fitch Co.-Class A(a)                 72,710      1,796,664
------------------------------------------------------------------------
Gap, Inc. (The)                                    86,700      2,012,307
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              110,500      2,436,525
========================================================================
                                                               6,245,496
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.43%

Janus Capital Group Inc.                          116,840      1,917,345
------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             29,090        682,452
========================================================================
                                                               2,599,797
========================================================================

BUILDING PRODUCTS-1.89%

American Standard Cos. Inc.(a)                     20,050      2,019,035
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.99%

BISYS Group, Inc. (The)(a)                        113,900      1,694,832
------------------------------------------------------------------------
Ceridian Corp.(a)                                 101,480      2,124,991
------------------------------------------------------------------------
Certegy Inc.                                       60,750      1,992,600
------------------------------------------------------------------------
DST Systems, Inc.(a)                               65,570      2,738,203
========================================================================
                                                               8,550,626
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.11%

Viad Corp.                                         90,200      2,255,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.62%

Waters Corp.(a)                                    84,500      2,802,020
========================================================================

EMPLOYMENT SERVICES-1.40%

Robert Half International Inc.(a)                  64,330      1,501,462
========================================================================

FOOD RETAIL-2.68%

Kroger Co. (The)(a)                               155,100      2,870,901
========================================================================

HEALTH CARE FACILITIES-2.06%

Universal Health Services, Inc.-Class B            40,950      2,199,834
========================================================================

HEALTH CARE SERVICES-2.22%

IMS Health Inc.                                    95,340      2,370,152
========================================================================

HOME FURNISHINGS-1.49%

Natuzzi S.p.A.-ADR (Italy)                        158,700      1,599,696
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.96%

Orient-Express Hotels Ltd.-Class A (Bermuda)       80,500   $  1,322,615
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          51,180      1,840,945
========================================================================
                                                               3,163,560
========================================================================

INDUSTRIAL MACHINERY-3.01%

Kennametal Inc.                                    22,930        911,468
------------------------------------------------------------------------
SPX Corp.(a)                                       39,340      2,313,585
========================================================================
                                                               3,225,053
========================================================================

INSURANCE BROKERS-2.88%

Aon Corp.                                         128,700      3,081,078
========================================================================

IT CONSULTING & OTHER SERVICES-2.25%

Acxiom Corp.(a)                                   129,450      2,403,887
========================================================================

LEISURE FACILITIES-1.98%

Speedway Motorsports, Inc.                         73,100      2,114,052
========================================================================

LEISURE PRODUCTS-2.15%

Brunswick Corp.                                    72,170      2,297,171
========================================================================

LIFE & HEALTH INSURANCE-3.92%

Nationwide Financial Services, Inc.-Class A        70,790      2,340,317
------------------------------------------------------------------------
Protective Life Corp.                              54,700      1,851,048
========================================================================
                                                               4,191,365
========================================================================

MANAGED HEALTH CARE-5.40%

Aetna Inc.                                         39,590      2,675,492
------------------------------------------------------------------------
Anthem, Inc.(a)                                    41,280      3,096,000
========================================================================
                                                               5,771,492
========================================================================

MULTI-LINE INSURANCE-2.09%

American Financial Group, Inc.                     84,330      2,231,372
========================================================================

MULTI-SECTOR HOLDINGS-1.95%

Leucadia National Corp.                            45,200      2,083,720
========================================================================

OIL & GAS DRILLING-3.14%

Nabors Industries, Ltd. (Bermuda)(a)               40,690      1,688,635
------------------------------------------------------------------------
Pride International, Inc.(a)                       89,610      1,670,330
========================================================================
                                                               3,358,965
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.50%

Smith International, Inc.(a)                       38,760      1,609,315
========================================================================

PACKAGED FOODS & MEATS-2.20%

Cadbury Schweppes PLC-ADR (United Kingdom)         78,900      2,358,321
========================================================================

PROPERTY & CASUALTY INSURANCE-3.43%

ACE Ltd. (Cayman Islands)                          77,820      3,223,304
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

Aspen Insurance Holdings Ltd. (Bermuda)(a)         18,100   $    449,061
========================================================================
                                                               3,672,365
========================================================================

REGIONAL BANKS-3.76%

Cullen/Frost Bankers, Inc.                         47,100      1,910,847
------------------------------------------------------------------------
Zions Bancorp                                      34,470      2,114,045
========================================================================
                                                               4,024,892
========================================================================

RESTAURANTS-3.49%

CEC Entertainment Inc.(a)                          46,600      2,208,374
------------------------------------------------------------------------
Outback Steakhouse, Inc.                           34,430      1,522,150
========================================================================
                                                               3,730,524
========================================================================

SEMICONDUCTOR EQUIPMENT-1.39%

Brooks Automation, Inc.(a)                         61,450      1,485,247
========================================================================

SYSTEMS SOFTWARE-4.24%

Computer Associates International, Inc.           165,900      4,535,706
========================================================================

THRIFTS & MORTGAGE FINANCE-5.61%

Federal Agricultural Mortgage Corp.-Class
  C(a)                                             56,400      1,802,544
------------------------------------------------------------------------
MGIC Investment Corp.                              31,400      1,787,916
------------------------------------------------------------------------
Radian Group Inc.                                  49,480      2,412,150
========================================================================
                                                               6,002,610
========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $85,728,699)                             102,871,038
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------

MONEY MARKET FUNDS-6.49%

Liquid Assets Portfolio(b)                      3,469,832   $  3,469,832
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         3,469,832      3,469,832
========================================================================
  Total Money Market Funds (Cost $6,939,664)                   6,939,664
========================================================================
TOTAL INVESTMENTS-102.66% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $92,668,363)                 109,810,702
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.63%

Liquid Assets Portfolio(b)(c)                   1,742,200      1,742,200
========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $1,742,200)                                          1,742,200
========================================================================
TOTAL INVESTMENTS-104.29% (Cost $94,410,563)                 111,552,902
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.29%)                         (4,593,729)
========================================================================
NET ASSETS-100.00%                                          $106,959,173
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $85,728,699)*                                $102,871,038
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,681,864)                               8,681,864
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  817,957
-----------------------------------------------------------
  Dividends                                          93,056
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,061
-----------------------------------------------------------
Other assets                                         40,277
===========================================================
    Total assets                                112,512,253
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,407,053
-----------------------------------------------------------
  Fund shares reacquired                            226,899
-----------------------------------------------------------
  Deferred compensation and retirement plans          8,534
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,742,200
-----------------------------------------------------------
Accrued distribution fees                            57,395
-----------------------------------------------------------
Accrued transfer agent fees                          55,285
-----------------------------------------------------------
Accrued operating expenses                           55,714
===========================================================
    Total liabilities                             5,553,080
===========================================================
Net assets applicable to shares outstanding    $106,959,173
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,200,780
-----------------------------------------------------------
Undistributed net investment income (loss)           (7,330)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (11,376,616)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     17,142,339
===========================================================
                                               $106,959,173
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 55,372,221
___________________________________________________________
===========================================================
Class B                                        $ 38,164,921
___________________________________________________________
===========================================================
Class C                                        $ 13,422,031
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,908,460
___________________________________________________________
===========================================================
Class B                                           3,426,476
___________________________________________________________
===========================================================
Class C                                           1,205,785
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.28 divided by
      94.50%)                                  $      11.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.14
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.13
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $1,679,818 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $9,638)          $   536,800
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      46,089
=========================================================================
    Total investment income                                       582,889
=========================================================================

EXPENSES:

Advisory fees                                                     585,948
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     26,105
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         131,657
-------------------------------------------------------------------------
  Class B                                                         266,912
-------------------------------------------------------------------------
  Class C                                                          89,362
-------------------------------------------------------------------------
Transfer agent fees                                               296,327
-------------------------------------------------------------------------
Trustees' fees                                                     10,013
-------------------------------------------------------------------------
Registration and filing fees                                       91,271
-------------------------------------------------------------------------
Other                                                              91,415
=========================================================================
    Total expenses                                              1,639,010
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,937)
=========================================================================
    Net expenses                                                1,550,073
=========================================================================
Net investment income (loss)                                     (967,184)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,054,747)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   27,636,943
=========================================================================
Net gain from investment securities                            23,582,196
=========================================================================
Net increase in net assets resulting from operations          $22,615,012
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (967,184)   $   (476,400)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,054,747)     (7,321,869)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       27,636,943     (10,493,590)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,615,012     (18,291,859)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --            (478)
------------------------------------------------------------------------------------------
  Class B                                                               --            (253)
------------------------------------------------------------------------------------------
  Class C                                                               --             (97)
==========================================================================================
  Decrease in net assets resulting from distributions                   --            (828)
==========================================================================================
Share transactions-net:
  Class A                                                        4,929,815      50,139,628
------------------------------------------------------------------------------------------
  Class B                                                        8,575,378      25,993,450
------------------------------------------------------------------------------------------
  Class C                                                        2,445,889       9,553,721
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,951,082      85,686,799
==========================================================================================
    Net increase in net assets                                  38,566,094      67,394,112
==========================================================================================

NET ASSETS:

  Beginning of year                                             68,393,079         998,967
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(7,330) and $(3,770) for 2003 and 2002,
    respectively)                                             $106,959,173    $ 68,393,079
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets on the next $4 billion, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class A shares to 1.80%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $87,608.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $146,290 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $131,657, $266,912 and $89,362, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $37,836 in front-end sales commissions from the sale of Class A shares and $10,690, $92 and $2,506 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:


                                                                        UNREALIZED
                         MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND    REALIZED
                         12/31/2002        AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $1,643,540     $26,659,180    $(24,832,888)       $  --          $3,469,832     $18,888        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       1,643,540     26,659,180     (24,832,888)           --           3,469,832      18,520           --
=================================================================================================================================
    Subtotal              $3,287,080     $53,318,360    $(49,665,776)       $  --          $6,939,664     $37,408        $  --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:


                                                                            UNREALIZED
                         MARKET VALUE         PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND   REALIZED
                         12/31/2002            AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $       --         $10,792,100    $(9,049,900)        $  --          $1,742,200     $8,681        $  --
====================================================================================================================================

    Total                 $3,287,080         $64,110,460    $(58,715,676)       $  --          $8,681,864     $46,089       $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $28,873.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $1,235 and reductions in custodian fees of $94 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,329.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,702 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $1,679,818 were on loan to brokers. The loans were secured by cash collateral of $1,742,200, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $8,681 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           2003     2002
--------------------------------------------------------
Distributions paid from ordinary income    $ --     $828
________________________________________________________
========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 15,734,086
-----------------------------------------------------------
Temporary book/tax differences                       (7,330)
-----------------------------------------------------------
Capital loss carryforward                        (9,895,859)
-----------------------------------------------------------
Post-October capital loss deferral                  (72,504)
-----------------------------------------------------------
Shares of beneficial interest                   101,200,780
===========================================================
Total net assets                               $106,959,173
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2010                              $3,285,438
----------------------------------------------------------
December 31, 2011                               6,610,421
==========================================================
Total capital loss carryforward                $9,895,859
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2003 was $50,253,384 and $37,038,258, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $17,258,527
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,524,441)
===========================================================
Net unrealized appreciation of investment
  securities                                    $15,734,086
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $95,818,816.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2003, undistributed net investment income was increased by $963,624 and shares of beneficial interest decreased by $963,624. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,832,986    $ 37,737,367     6,822,286    $ 67,387,599
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,803,614      17,257,750     3,513,553      34,188,591
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        886,121       8,452,954     1,447,908      13,866,491
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        156,161       1,515,851        54,117         479,487
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (157,780)     (1,515,851)      (54,301)       (479,487)
======================================================================================================================
Reacquired:
  Class A                                                     (3,833,211)    (34,323,403)   (2,163,879)    (17,727,458)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (811,030)     (7,166,521)     (897,580)     (7,715,654)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (665,740)     (6,007,065)     (492,504)     (4,312,770)
======================================================================================================================
                                                               1,211,121    $ 15,951,082     8,229,600    $ 85,686,799
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002          COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.23       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)        (0.06)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.13         (1.70)             (0.01)
===========================================================================================================
    Total from investment operations                             3.05         (1.76)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.28       $  8.23            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 37.06%       (17.62)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,372       $39,130            $   400
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.80%(c)      1.80%              1.80%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.92%(c)      1.93%            199.49%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.00)%(c)    (0.70)%            (0.31)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,616,169.
(d)  Annualized.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.09         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.96         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.14       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 36.19%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,165       $21,204            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,691,192.
(d)  Annualized.

                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.07         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.95         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.13       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return                                                    36.06%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,422       $ 8,059            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,936,175.
(d)  Annualized.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Premier Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Premier Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.98%

ADVERTISING-1.71%

Omnicom Group Inc.                               1,789,800   $  156,303,234
===========================================================================

AEROSPACE & DEFENSE-1.44%

Lockheed Martin Corp.                            1,477,200       75,928,080
---------------------------------------------------------------------------
United Technologies Corp.                          588,900       55,810,053
===========================================================================
                                                                131,738,133
===========================================================================

AIR FREIGHT & LOGISTICS-0.33%

FedEx Corp.                                        448,000       30,240,000
===========================================================================

AIRLINES-0.66%

Southwest Airlines Co.                           3,730,300       60,207,042
===========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                         751,000       28,538,000
===========================================================================

APPAREL RETAIL-0.52%

Gap, Inc. (The)                                  2,049,600       47,571,216
===========================================================================

APPLICATION SOFTWARE-1.30%

BEA Systems, Inc.(a)                             3,184,600       39,170,580
---------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                           1,931,000       80,252,360
===========================================================================
                                                                119,422,940
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.42%

Bank of New York Co., Inc. (The)                 3,928,400      130,108,608
===========================================================================

BIOTECHNOLOGY-1.56%

Amgen Inc.(a)                                    2,319,600      143,351,280
===========================================================================

BREWERS-1.00%

Anheuser-Busch Cos., Inc.                        1,734,000       91,347,120
===========================================================================

BROADCASTING & CABLE TV-3.05%

Clear Channel Communications, Inc.                 992,300       46,469,409
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           752,032       24,719,292
---------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 4,568,800      142,912,064
---------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,900,200       65,461,890
===========================================================================
                                                                279,562,655
===========================================================================

BUILDING PRODUCTS-0.57%

American Standard Cos. Inc.(a)                     519,650       52,328,755
===========================================================================

COMMUNICATIONS EQUIPMENT-2.92%

Cisco Systems, Inc.(a)                           7,443,600      180,805,044
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          5,129,900       87,208,300
===========================================================================
                                                                268,013,344
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER HARDWARE-3.69%

Dell Inc.(a)                                     5,399,500   $  183,367,020
---------------------------------------------------------------------------
International Business Machines Corp.            1,671,200      154,886,816
===========================================================================
                                                                338,253,836
===========================================================================

CONSUMER FINANCE-1.28%

American Express Co.                             1,650,000       79,579,500
---------------------------------------------------------------------------
SLM Corp.                                        1,007,700       37,970,136
===========================================================================
                                                                117,549,636
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.20%

Affiliated Computer Services, Inc.-Class A(a)    1,307,600       71,211,896
---------------------------------------------------------------------------
Paychex, Inc.                                    1,046,100       38,914,920
===========================================================================
                                                                110,126,816
===========================================================================

DEPARTMENT STORES-0.49%

Federated Department Stores, Inc.                  952,800       44,905,464
===========================================================================

DIVERSIFIED BANKS-3.79%

Bank of America Corp.                            2,306,100      185,479,623
---------------------------------------------------------------------------
U.S. Bancorp                                     1,479,800       44,068,444
---------------------------------------------------------------------------
Wells Fargo & Co.                                2,007,100      118,198,119
===========================================================================
                                                                347,746,186
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.71%

J.P. Morgan Chase & Co.                          1,761,500       64,699,895
===========================================================================

DIVERSIFIED CHEMICALS-0.91%

Dow Chemical Co. (The)                             787,000       32,715,590
---------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                   1,100,000       50,479,000
===========================================================================
                                                                 83,194,590
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.36%

Cendant Corp.(a)                                 4,403,900       98,074,853
---------------------------------------------------------------------------
Cintas Corp.                                       534,700       26,804,511
===========================================================================
                                                                124,879,364
===========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                     1,212,900       44,125,302
===========================================================================

ENVIRONMENTAL SERVICES-1.00%

Waste Management, Inc.                           3,094,000       91,582,400
===========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                               1,358,800       93,023,448
===========================================================================

GENERAL MERCHANDISE STORES-1.73%

Target Corp.                                     4,124,900      158,396,160
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-0.97%

Guidant Corp.                                      649,200   $   39,081,840
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          817,800       50,172,030
===========================================================================
                                                                 89,253,870
===========================================================================

HEALTH CARE FACILITIES-0.66%

HCA Inc.                                         1,400,800       60,178,368
===========================================================================

HOME IMPROVEMENT RETAIL-0.84%

Home Depot, Inc. (The)                           2,173,900       77,151,711
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.54%

Starwood Hotels & Resorts Worldwide, Inc.        1,384,700       49,807,659
===========================================================================

HOUSEHOLD PRODUCTS-3.38%

Clorox Co. (The)                                 1,426,900       69,290,264
---------------------------------------------------------------------------
Colgate-Palmolive Co.                              928,400       46,466,420
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                       1,945,800      194,346,504
===========================================================================
                                                                310,103,188
===========================================================================

HYPERMARKETS & SUPER CENTERS-2.06%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                      17,488,800       49,881,235
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,619,100      138,943,255
===========================================================================
                                                                188,824,490
===========================================================================

INDUSTRIAL CONGLOMERATES-5.94%

3M Co.                                             997,000       84,774,910
---------------------------------------------------------------------------
General Electric Co.                            10,731,700      332,468,066
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                4,815,900      127,621,350
===========================================================================
                                                                544,864,326
===========================================================================

INDUSTRIAL MACHINERY-2.60%

Danaher Corp.                                    1,768,700      162,278,225
---------------------------------------------------------------------------
Dover Corp.                                        691,000       27,467,250
---------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               720,000       48,873,600
===========================================================================
                                                                238,619,075
===========================================================================

INTEGRATED OIL & GAS-4.77%

BP PLC-ADR (United Kingdom)                      1,972,200       97,328,070
---------------------------------------------------------------------------
ConocoPhillips                                   1,156,600       75,838,262
---------------------------------------------------------------------------
Exxon Mobil Corp.                                6,430,700      263,658,700
===========================================================================
                                                                436,825,032
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.28%

Merrill Lynch & Co., Inc.                        2,321,300      136,144,245
---------------------------------------------------------------------------
Morgan Stanley                                   2,846,400      164,721,168
===========================================================================
                                                                300,865,413
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

IT CONSULTING & OTHER SERVICES-0.63%

Accenture Ltd.-Class A (Bermuda)(a)              2,208,000   $   58,114,560
===========================================================================

MANAGED HEALTH CARE-1.60%

Anthem, Inc.(a)                                    940,100       70,507,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,310,400       76,239,072
===========================================================================
                                                                146,746,572
===========================================================================

MOVIES & ENTERTAINMENT-1.13%

Viacom Inc.-Class B                              2,332,300      103,507,474
===========================================================================

MULTI-LINE INSURANCE-2.52%

American International Group, Inc.               3,490,400      231,343,712
===========================================================================

OIL & GAS DRILLING-0.29%

GlobalSantaFe Corp. (Cayman Islands)             1,067,000       26,493,610
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.06%

BJ Services Co.(a)                                 707,800       25,410,020
---------------------------------------------------------------------------
Halliburton Co.                                  1,753,300       45,585,800
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    485,200       26,550,144
===========================================================================
                                                                 97,545,964
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.97%

Citigroup Inc.                                   7,491,000      363,613,140
===========================================================================

PHARMACEUTICALS-8.24%

Allergan, Inc.                                     764,000       58,682,840
---------------------------------------------------------------------------
Johnson & Johnson                                2,204,700      113,894,802
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                  541,500       38,083,695
---------------------------------------------------------------------------
Merck & Co. Inc.                                   996,700       46,047,540
---------------------------------------------------------------------------
Pfizer Inc.                                     10,433,100      368,601,423
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         551,200       31,258,552
---------------------------------------------------------------------------
Wyeth                                            2,331,100       98,955,195
===========================================================================
                                                                755,524,047
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

Chubb Corp. (The)                                  866,500       59,008,650
===========================================================================

RESTAURANTS-1.08%

McDonald's Corp.                                 1,723,300       42,789,539
---------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             1,622,300       55,807,120
===========================================================================
                                                                 98,596,659
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.81%

Applied Materials, Inc.(a)                       3,320,300       74,540,735
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SEMICONDUCTORS-3.35%

Analog Devices, Inc.                             2,519,000   $  114,992,350
---------------------------------------------------------------------------
Intel Corp.                                      5,977,000      192,459,400
===========================================================================
                                                                307,451,750
===========================================================================

SOFT DRINKS-2.19%

Coca-Cola Co. (The)                              2,289,900      116,212,425
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,817,700       84,741,174
===========================================================================
                                                                200,953,599
===========================================================================

SPECIALTY STORES-0.53%

Staples, Inc.(a)                                 1,782,600       48,664,980
===========================================================================

SYSTEMS SOFTWARE-5.40%

Computer Associates International, Inc.          2,386,100       65,235,974
---------------------------------------------------------------------------
Microsoft Corp.                                 12,128,800      334,027,152
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,931,300       38,693,160
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                        1,536,100       57,081,476
===========================================================================
                                                                495,037,762
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.82%

Fannie Mae                                       2,796,900      209,935,314
---------------------------------------------------------------------------
Freddie Mac                                        834,900       48,691,368
===========================================================================
                                                                258,626,682
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.23%

Nextel Communications, Inc.-Class A(a)           2,155,200       60,474,912
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Vodafone Group PLC (United Kingdom)             21,113,210   $   52,211,226
===========================================================================
                                                                112,686,138
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,723,102,821)                         8,892,164,590
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

U.S. TREASURY BILLS-0.32%

  0.87%, 3/18/04 (Cost $29,744,866)(b)         $29,800,000(c) $   29,741,890
===========================================================================
                                                 SHARES

MONEY MARKET FUNDS-3.27%

Liquid Assets Portfolio(d)                     149,855,268      149,855,268
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                        149,855,268      149,855,268
===========================================================================
    Total Money Market Funds (Cost
      $299,710,536)                                             299,710,536
===========================================================================
TOTAL INVESTMENTS-100.57% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $8,052,558,223)                                             9,221,617,016
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.31%

Liquid Assets Portfolio(d)(e)                  119,778,490      119,778,490
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $119,778,490)                                       119,778,490
===========================================================================
TOTAL INVESTMENTS-101.88% (Cost
  $8,172,336,713)                                             9,341,395,506
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.88%)                          (172,445,780)
===========================================================================
NET ASSETS-100.00%                                           $9,168,949,726
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section G and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $7,752,847,687)*                           $ 8,921,906,480
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $419,489,026)                      419,489,026
------------------------------------------------------------
Receivables for:
  Variation margin                                   616,250
------------------------------------------------------------
  Fund shares sold                                 2,056,520
------------------------------------------------------------
  Dividends                                        7,347,461
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   545,602
------------------------------------------------------------
Other assets                                         555,079
============================================================
    Total assets                               9,352,516,418
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          51,684,653
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                          1,140,857
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       119,778,490
------------------------------------------------------------
Accrued distribution fees                          4,384,225
------------------------------------------------------------
Accrued transfer agent fees                        5,649,228
------------------------------------------------------------
Accrued operating expenses                           929,239
============================================================
    Total liabilities                            183,566,692
============================================================
Net assets applicable to shares outstanding  $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $12,715,830,414
------------------------------------------------------------
Undistributed net investment income (loss)          (990,003)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign
  currencies, foreign currency contracts,
  futures contracts and option contracts      (4,725,989,892)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts     1,180,099,207
============================================================
                                             $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 5,116,443,760
____________________________________________________________
============================================================
Class B                                      $ 3,616,395,032
____________________________________________________________
============================================================
Class C                                      $   433,332,073
____________________________________________________________
============================================================
Class R                                      $       651,427
____________________________________________________________
============================================================
Institutional Class                          $     2,127,434
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          545,512,843
____________________________________________________________
============================================================
Class B                                          413,122,277
____________________________________________________________
============================================================
Class C                                           49,471,462
____________________________________________________________
============================================================
Class R                                               69,738
____________________________________________________________
============================================================
Institutional Class                                  224,569
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.38 divided
      by 94.50%)                             $          9.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.75
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.76
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.34
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.47
____________________________________________________________
============================================================

 * At December 31, 2003, securities with an aggregate market value of

   $116,256,265 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $384,236)        $  112,060,220
----------------------------------------------------------------------------
Dividends from affiliated money market funds*                      7,735,893
----------------------------------------------------------------------------
Interest                                                             552,453
============================================================================
    Total investment income                                      120,348,566
============================================================================

EXPENSES:

Advisory fees                                                     56,790,898
----------------------------------------------------------------------------
Administrative services fees                                         761,336
----------------------------------------------------------------------------
Custodian fees                                                       517,480
----------------------------------------------------------------------------
Distribution fees:

  Class A                                                         11,843,149
----------------------------------------------------------------------------
  Class B                                                         38,803,582
----------------------------------------------------------------------------
  Class C                                                          4,242,684
----------------------------------------------------------------------------
  Class R                                                              2,329
----------------------------------------------------------------------------
Transfer agent fees (Class A, B, C, & R)                          31,497,701
----------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             1,118
----------------------------------------------------------------------------
Trustees' fees                                                       139,410
----------------------------------------------------------------------------
Other                                                              2,807,219
============================================================================
    Total expenses                                               147,406,906
============================================================================
Less: Fees waived and expense offset arrangements                 (1,322,457)
----------------------------------------------------------------------------
    Net expenses                                                 146,084,449
============================================================================
    Net investment income (loss)                                 (25,735,883)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (585,972,855)
----------------------------------------------------------------------------
  Foreign currencies                                                (123,194)
----------------------------------------------------------------------------
  Foreign currency contracts                                      (3,466,091)
----------------------------------------------------------------------------
  Futures contracts                                               69,449,042
----------------------------------------------------------------------------
  Option contracts written                                           480,126
============================================================================
                                                                (519,632,972)
============================================================================
Change in net unrealized appreciation of:
  Investment securities                                        2,484,939,325
----------------------------------------------------------------------------
  Foreign currencies                                                  17,615
----------------------------------------------------------------------------
  Foreign currency contracts                                          80,695
----------------------------------------------------------------------------
  Futures contracts                                               20,750,367
============================================================================
                                                               2,505,788,002
============================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts, futures contracts and option
  contracts                                                    1,986,155,030
============================================================================
Net increase in net assets resulting from operations          $1,960,419,147
____________________________________________________________________________
============================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (25,735,883)   $   (64,174,804)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (519,632,972)    (2,370,879,580)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    2,505,788,002     (2,871,180,046)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,960,419,147     (5,306,234,430)
================================================================================================
Share transactions-net:
  Class A                                                        (586,536,341)    (1,392,867,197)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,467,119,888)    (2,339,535,311)
------------------------------------------------------------------------------------------------
  Class C                                                        (101,720,007)      (232,888,880)
------------------------------------------------------------------------------------------------
  Class R                                                             318,566            200,138
------------------------------------------------------------------------------------------------
  Institutional Class                                                (625,385)         2,649,533
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,155,683,055)    (3,962,441,717)
================================================================================================
    Net increase (decrease) in net assets                        (195,263,908)    (9,268,676,147)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,364,213,634     18,632,889,781
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(990,003) and $(911,328) for 2003 and 2002,
    respectively)                                             $ 9,168,949,726    $ 9,364,213,634
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the fund would continue to be subject to market risk with respect to the value of contracts and continue to be required to maintain the margin deposits on the futures contract.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval of the Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $1,170,110.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $761,336 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as

A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $13,352,135 for such services and had no class specific transfer agent fee reimbursements.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $11,843,149, $38,803,582, $4,242,684, and $2,329, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $467,280 in front-end sales commissions from the sale of Class A shares and $59,617, $1,396, $22,796 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.



NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period December 31, 2003.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                        MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE     DIVIDEND     REALIZED
                         12/31/2002        AT COST         FROM SALES      (DEPRECIATION)    12/31/2003       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $371,645,740    $  914,484,665   $(1,136,275,137)        $ --       $149,855,268    $3,886,345        $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     371,645,740       914,484,665    (1,136,275,137)          --        149,855,268     3,753,745          --
====================================================================================================================================
         Subtotal       $743,291,480    $1,828,969,330   $(2,272,550,274)        $ --       $299,710,536    $7,640,090        $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FORM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                        MARKET VALUE     PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
                         12/31/2002       AT COST         FROM SALES      (DEPRECIATION)    12/31/2003     INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $135,612,100   $  885,508,130   $  (901,341,740)        $ --       $119,778,490   $   95,803        $ --
==================================================================================================================================

         Total          $878,903,580   $2,714,477,460   $(3,173,892,014)        $ --       $419,489,026   $7,735,893        $ --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $913,362.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

    For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $148,646 and reductions in custodian fees of $3,701 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $152,347.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $28,458 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $116,256,265 were on loan to brokers. The loans were secured by cash collateral of $119,778,490 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $95,803 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                        --      $        --
------------------------------------------------------------
Written                              17,550        2,618,650
------------------------------------------------------------
Closed                               (7,650)      (1,400,216)
------------------------------------------------------------
Exercised                            (9,900)      (1,218,434)
============================================================
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2003, $15,117,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                    OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------
                        NO. OF       MONTH/         MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE       APPRECIATION
----------------------------------------------------------------------------
S&P 500                   850      Mar-04/Long   $236,002,500   $11,022,800
____________________________________________________________________________
============================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and December 31, 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $ 1,156,703,704
------------------------------------------------------------
Temporary book/tax differences                      (990,003)
------------------------------------------------------------
Capital loss carryforward                     (4,702,594,389)
------------------------------------------------------------
Capital (par value and additional
  paid-in)                                    12,715,830,414
============================================================
Total net assets                             $ 9,168,949,726
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain future contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $17,615.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
December 31, 2009                              1,690,224,044
------------------------------------------------------------
December 31, 2010                              2,279,293,105
------------------------------------------------------------
December 31, 2011                                733,077,240
============================================================
Total capital loss carryforward               $4,702,594,389
____________________________________________________________
============================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $3,082,813,926 and $4,798,350,277, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $1,533,187,610
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (376,501,521)
============================================================
Net unrealized appreciation of investment
  securities                                  $1,156,686,089
____________________________________________________________
============================================================
Cost of investments for tax purposes is $8,184,709,417.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss carryforwards, merger transactions, net operating losses and foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $25,657,208, undistributed net realized gains decreased by $22,601,785 and shares of beneficial interest decreased by $3,055,423. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       39,598,262    $   320,765,623      73,118,435    $   657,092,554
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       13,786,253        105,078,641      22,610,679        195,949,105
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,249,627         24,835,033       5,748,410         50,204,828
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          89,985            704,135          29,155            211,650
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 --                 --         345,082          3,005,669
================================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        2,782,677         24,469,013              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,838,877         31,511,253              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,461,575         11,994,377              --                 --
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       77,425,211        643,745,569      37,066,076        329,215,215
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (82,660,881)      (643,745,569)    (39,184,836)      (329,215,215)
================================================================================================================================
Reacquired:
  Class A                                                     (192,041,009)    (1,575,516,546)   (274,622,366)    (2,379,174,966)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (126,732,034)      (959,964,213)   (270,457,065)    (2,206,269,201)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,159,353)      (138,549,417)    (34,348,509)      (283,093,708)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (47,869)          (385,569)         (1,533)           (11,512)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (74,164)          (625,385)        (46,349)          (356,136)
================================================================================================================================
                                                              (277,482,843)   $(2,155,683,055)   (479,742,821)   $(3,962,441,717)
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the opening of business November 24, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $5,277,895 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2003             2002             2001            2000(a)            1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     7.51       $    10.87       $    12.51       $      16.28       $     13.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.01(b)         (0.01)(b)         0.00              (0.04)(b)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          1.86            (3.35)           (1.63)             (2.42)             3.97
=================================================================================================================================
    Total from investment operations                  1.87            (3.36)           (1.63)             (2.46)             3.96
=================================================================================================================================
Less distributions from net realized gains              --               --            (0.01)             (1.31)            (1.08)
=================================================================================================================================
Net asset value, end of period                  $     9.38       $     7.51       $    10.87       $      12.51       $     16.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      24.90%          (30.91)%         (12.99)%           (14.95)%           29.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $5,116,444       $4,642,361       $8,502,699       $ 11,223,504       $12,640,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.26%(d)         1.17%            1.08%              1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.27%(d)         1.19%            1.12%              1.04%             1.02%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  0.07%(d)        (0.08)%          (0.03)%            (0.11)%           (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 37%              36%              38%                67%               66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of 4,737,259,713.


                                                                                 CLASS B
                                            ---------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                               2003             2002             2001            2000(a)           1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     7.07       $    10.30       $    11.94       $     15.73       $      13.08
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.05)(b)        (0.07)(b)        (0.09)            (0.31)(b)          (0.13)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.73            (3.16)           (1.54)            (2.17)              3.86
=============================================================================================================================
    Total from investment operations              1.68            (3.23)           (1.63)            (2.48)              3.73
=============================================================================================================================
Less distributions from net realized gains          --               --            (0.01)            (1.31)             (1.08)
=============================================================================================================================
Net asset value, end of period              $     8.75       $     7.07       $    10.30       $     11.94       $      15.73
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                  23.76%          (31.36)%         (13.61)%          (15.65)%            28.94%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $3,616,395       $4,274,489       $9,186,980       $12,491,366       $ 14,338,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.01%(d)         1.92%            1.84%             1.77%              1.79%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.02%(d)         1.94%            1.88%             1.81%              1.81%
=============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.68)%(d)       (0.84)%          (0.79)%           (0.89)%            (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                             37%              36%              38%               67%                66%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $3,880,358,150.


                                                                           CLASS C
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                              2003           2002           2001          2000(a)         1999(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   7.07       $  10.31       $  11.95       $    15.74       $  13.09
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.05)(b)      (0.07)(b)      (0.09)           (0.31)(b)      (0.13)(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.74          (3.17)         (1.54)           (2.17)          3.86
==================================================================================================================
    Total from investment operations            1.69          (3.24)         (1.63)           (2.48)          3.73
==================================================================================================================
Less distributions from net realized gains        --             --          (0.01)           (1.31)         (1.08)
==================================================================================================================
Net asset value, end of period              $   8.76       $   7.07       $  10.31       $    11.95       $  15.74
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                23.90%        (31.43)%       (13.60)%         (15.62)%        28.92%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $433,332       $444,901       $943,211       $1,262,192       $860,859
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              2.01%(d)       1.92%          1.84%            1.77%          1.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           2.02%(d)       1.94%          1.88%            1.81%          1.81%
==================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.68)%(d)     (0.84)%        (0.79)%          (0.88)%        (0.88)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                           37%            36%            38%              67%            66%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $424,268,449.

                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.50             $ 9.16
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.85              (1.64)
==============================================================================================
    Total from investment operations                               1.84              (1.66)
==============================================================================================
Net asset value, end of period                                  $  9.34             $ 7.50
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.53%            (18.12)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   651             $  207
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.51%(c)           1.48%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.52%(c)           1.50%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.18)%(c)         (0.40)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           37%                36%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $465,853.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 MARCH 15, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 7.55             $ 10.66
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05(a)             0.03(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.87               (3.14)
===============================================================================================
    Total from investment operations                               1.92               (3.11)
===============================================================================================
Net asset value, end of period                                   $ 9.47             $  7.55
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   25.43%             (29.17)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,127             $ 2,255
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 0.71%(c)            0.66%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              0.72%(c)            0.68%(d)
===============================================================================================
Ratio of net investment income to average net assets               0.62%(c)            0.42%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           37%                 36%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,191,456.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


NOTE 15--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Select Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.33%

ADVERTISING-2.06%

Interpublic Group of Cos., Inc. (The)(a)         345,100   $  5,383,560
-----------------------------------------------------------------------
Omnicom Group Inc.                                43,300      3,781,389
-----------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           39,100      1,557,744
=======================================================================
                                                             10,722,693
=======================================================================

AEROSPACE & DEFENSE-0.93%

Engineered Support Systems, Inc.                  56,250      3,097,125
-----------------------------------------------------------------------
United Technologies Corp.                         18,300      1,734,291
=======================================================================
                                                              4,831,416
=======================================================================

APPAREL RETAIL-2.13%

Abercrombie & Fitch Co.-Class A(a)                86,100      2,127,531
-----------------------------------------------------------------------
Gap, Inc. (The)                                  210,000      4,874,100
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    56,400      1,410,564
-----------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            46,100        973,632
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                              76,200      1,680,210
=======================================================================
                                                             11,066,037
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.78%

Coach, Inc.(a)                                    64,000      2,416,000
-----------------------------------------------------------------------
V. F. Corp.                                       37,800      1,634,472
=======================================================================
                                                              4,050,472
=======================================================================

APPLICATION SOFTWARE-0.68%

Amdocs Ltd. (United Kingdom)(a)                   60,900      1,369,032
-----------------------------------------------------------------------
Business Objects S.A. (France)(a)                 33,000      1,144,110
-----------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            25,200      1,047,312
=======================================================================
                                                              3,560,454
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.67%

Affiliated Managers Group, Inc.(a)                56,100      3,903,999
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  89,300      2,957,616
-----------------------------------------------------------------------
MCG Capital Corp.                                 93,700      1,827,150
=======================================================================
                                                              8,688,765
=======================================================================

AUTO PARTS & EQUIPMENT-0.51%

American Axle & Manufacturing Holdings,
  Inc.(a)                                         65,100      2,631,342
=======================================================================

BIOTECHNOLOGY-1.03%

Gilead Sciences, Inc.(a)                          25,200      1,465,128
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               56,000      3,920,000
=======================================================================
                                                              5,385,128
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

BUILDING PRODUCTS-2.32%

American Standard Cos. Inc.(a)                    56,700   $  5,709,690
-----------------------------------------------------------------------
Griffon Corp.(a)                                 109,200      2,212,392
-----------------------------------------------------------------------
Masco Corp.                                      152,300      4,174,543
=======================================================================
                                                             12,096,625
=======================================================================

CASINOS & GAMING-1.45%

International Game Technology                     61,300      2,188,410
-----------------------------------------------------------------------
Penn National Gaming, Inc.(a)                     44,000      1,015,520
-----------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                132,200      2,248,722
-----------------------------------------------------------------------
Shuffle Master, Inc.(a)                           60,200      2,084,124
=======================================================================
                                                              7,536,776
=======================================================================

COMMUNICATIONS EQUIPMENT-2.75%

Cisco Systems, Inc.(a)                           112,000      2,720,480
-----------------------------------------------------------------------
Inter-Tel, Inc.                                   49,400      1,234,012
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         82,000      1,531,760
-----------------------------------------------------------------------
Motorola, Inc.                                   218,300      3,071,481
-----------------------------------------------------------------------
Plantronics, Inc.(a)                              57,100      1,864,315
-----------------------------------------------------------------------
QLogic Corp.(a)                                   40,200      2,074,320
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                48,600      1,801,602
=======================================================================
                                                             14,297,970
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.52%

Best Buy Co., Inc.                                30,000      1,567,200
-----------------------------------------------------------------------
GameStop Corp.-Class A(a)                         75,600      1,164,996
=======================================================================
                                                              2,732,196
=======================================================================

COMPUTER HARDWARE-1.68%

Dell Inc.(a)                                     166,600      5,657,736
-----------------------------------------------------------------------
Diebold, Inc.                                     43,900      2,364,893
-----------------------------------------------------------------------
Neoware Systems, Inc.(a)                          52,800        723,360
=======================================================================
                                                              8,745,989
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.94%

EMC Corp.(a)                                     109,900      1,419,908
-----------------------------------------------------------------------
Network Appliance, Inc.(a)                        51,500      1,057,295
-----------------------------------------------------------------------
SanDisk Corp.(a)                                  22,200      1,357,308
-----------------------------------------------------------------------
Synaptics Inc.(a)                                 70,000      1,048,600
=======================================================================
                                                              4,883,111
=======================================================================

CONSTRUCTION & ENGINEERING-0.24%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            43,700      1,262,930
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSUMER ELECTRONICS-0.31%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              56,007   $  1,629,244
=======================================================================

CONSUMER FINANCE-1.94%

American Express Co.                              74,800      3,607,604
-----------------------------------------------------------------------
MBNA Corp.                                       194,100      4,823,385
-----------------------------------------------------------------------
Nelnet, Inc.-Class A(a)                           74,800      1,675,520
=======================================================================
                                                             10,106,509
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.43%

Alliance Data Systems Corp.(a)                    87,700      2,427,536
-----------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        81,500      1,212,720
-----------------------------------------------------------------------
Ceridian Corp.(a)                                296,100      6,200,334
-----------------------------------------------------------------------
Certegy Inc.                                      71,500      2,345,200
-----------------------------------------------------------------------
DST Systems, Inc.(a)                              30,100      1,256,976
-----------------------------------------------------------------------
First Data Corp.                                  92,300      3,792,607
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   59,000      2,331,090
-----------------------------------------------------------------------
Intrado Inc.(a)                                   63,400      1,391,630
-----------------------------------------------------------------------
Paychex, Inc.                                     54,800      2,038,560
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     191,000      5,292,610
=======================================================================
                                                             28,289,263
=======================================================================

DIVERSIFIED BANKS-1.47%

Bank One Corp.                                   106,600      4,859,894
-----------------------------------------------------------------------
U.S. Bancorp                                      94,100      2,802,298
=======================================================================
                                                              7,662,192
=======================================================================

DIVERSIFIED CAPITAL MARKETS-0.59%

J.P. Morgan Chase & Co.                           83,800      3,077,974
=======================================================================

DIVERSIFIED CHEMICALS-0.30%

Engelhard Corp.                                   52,900      1,584,355
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.13%

Apollo Group, Inc.-Class A(a)                     27,900      1,897,200
-----------------------------------------------------------------------
Cendant Corp.(a)                                 263,700      5,872,599
-----------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                      28,700      1,594,572
-----------------------------------------------------------------------
Equifax Inc.                                      48,400      1,185,800
-----------------------------------------------------------------------
H&R Block, Inc.                                   26,600      1,472,842
-----------------------------------------------------------------------
University of Phoenix Online(a)                   22,200      1,530,246
-----------------------------------------------------------------------
Viad Corp.                                       109,400      2,735,000
=======================================================================
                                                             16,288,259
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.47%

Rockwell Automation, Inc.                         68,700      2,445,720
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

ELECTRONIC EQUIPMENT MANUFACTURERS-1.93%

Amphenol Corp.-Class A(a)                         39,300   $  2,512,449
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              36,700      1,549,107
-----------------------------------------------------------------------
Varian Inc.(a)                                    43,600      1,819,428
-----------------------------------------------------------------------
Waters Corp.(a)                                  125,600      4,164,896
=======================================================================
                                                             10,045,880
=======================================================================

EMPLOYMENT SERVICES-0.34%

Robert Half International Inc.(a)                 76,600      1,787,844
=======================================================================

ENVIRONMENTAL SERVICES-1.15%

Republic Services, Inc.                           74,800      1,917,124
-----------------------------------------------------------------------
Waste Management, Inc.                           138,000      4,084,800
=======================================================================
                                                              6,001,924
=======================================================================

FOOD DISTRIBUTORS-0.55%

Sysco Corp.                                       76,700      2,855,541
=======================================================================

FOOD RETAIL-1.80%

Kroger Co. (The)(a)                              299,600      5,545,596
-----------------------------------------------------------------------
Safeway Inc.(a)                                  175,300      3,840,823
=======================================================================
                                                              9,386,419
=======================================================================

FOOTWEAR-0.44%

Reebok International Ltd.                         58,200      2,288,424
=======================================================================

GENERAL MERCHANDISE STORES-0.75%

Dollar General Corp.                              53,400      1,120,866
-----------------------------------------------------------------------
Target Corp.                                      72,000      2,764,800
=======================================================================
                                                              3,885,666
=======================================================================

HEALTH CARE DISTRIBUTORS-0.85%

Cardinal Health, Inc.                             30,800      1,883,728
-----------------------------------------------------------------------
McKesson Corp.                                    79,000      2,540,640
=======================================================================
                                                              4,424,368
=======================================================================

HEALTH CARE EQUIPMENT-4.27%

Apogent Technologies Inc.(a)                      34,400        792,576
-----------------------------------------------------------------------
Bard (C.R.), Inc.                                 76,600      6,223,750
-----------------------------------------------------------------------
Baxter International Inc.                         34,700      1,059,044
-----------------------------------------------------------------------
Biomet, Inc.                                     141,000      5,133,810
-----------------------------------------------------------------------
Boston Scientific Corp.(a)                        58,500      2,150,460
-----------------------------------------------------------------------
Cytyc Corp.(a)                                   175,100      2,409,376
-----------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(a)           39,600      1,673,892
-----------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          39,800      2,801,920
=======================================================================
                                                             22,244,828
=======================================================================

HEALTH CARE FACILITIES-1.30%

HCA Inc.                                          63,500      2,727,960
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           44,300      2,379,796
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)                               54,300   $  1,682,214
=======================================================================
                                                              6,789,970
=======================================================================

HEALTH CARE SERVICES-2.65%

Caremark Rx, Inc.(a)                              66,500      1,684,445
-----------------------------------------------------------------------
eResearch Technology, Inc.(a)                     53,100      1,349,802
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          44,600      2,962,778
-----------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                         38,400      1,674,240
-----------------------------------------------------------------------
IMS Health Inc.                                  245,600      6,105,616
=======================================================================
                                                             13,776,881
=======================================================================

HEALTH CARE SUPPLIES-1.90%

Bausch & Lomb Inc.                                43,200      2,242,080
-----------------------------------------------------------------------
Coopers Cos., Inc. (The)                          37,000      1,743,810
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)          142,900      5,911,773
=======================================================================
                                                              9,897,663
=======================================================================

HOME IMPROVEMENT RETAIL-0.24%

Home Depot, Inc. (The)                            34,900      1,238,601
=======================================================================

HOMEBUILDING-0.24%

M.D.C. Holdings, Inc.                             19,300      1,244,850
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.         49,900      1,794,903
=======================================================================

HOUSEHOLD PRODUCTS-0.80%

Procter & Gamble Co. (The)                        41,600      4,155,008
=======================================================================

HOUSEWARES & SPECIALTIES-0.30%

Yankee Candle Co., Inc. (The)(a)                  57,200      1,563,276
=======================================================================

INDUSTRIAL CONGLOMERATES-1.53%

3M Co.                                            32,000      2,720,960
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                197,100      5,223,150
=======================================================================
                                                              7,944,110
=======================================================================

INDUSTRIAL MACHINERY-1.65%

Dover Corp.                                       38,800      1,542,300
-----------------------------------------------------------------------
Graco Inc.                                        58,100      2,329,810
-----------------------------------------------------------------------
Pentair, Inc.                                     34,800      1,590,360
-----------------------------------------------------------------------
SPX Corp.(a)                                      52,900      3,111,049
=======================================================================
                                                              8,573,519
=======================================================================

INSURANCE BROKERS-0.80%

Aon Corp.                                        174,000      4,165,560
=======================================================================

INTEGRATED OIL & GAS-0.31%

Exxon Mobil Corp.                                 39,100      1,603,100
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

INTERNET RETAIL-0.25%

Amazon.com, Inc.(a)                               24,900   $  1,310,736
=======================================================================

INTERNET SOFTWARE & SERVICES-0.56%

United Online, Inc.(a)                            89,000      1,494,310
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                    30,900      1,395,753
=======================================================================
                                                              2,890,063
=======================================================================

INVESTMENT BANKING & BROKERAGE-1.97%

Charles Schwab Corp. (The)                       137,300      1,625,632
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         57,300      3,360,645
-----------------------------------------------------------------------
Morgan Stanley                                    90,700      5,248,809
=======================================================================
                                                             10,235,086
=======================================================================

LEISURE FACILITIES-0.23%

Speedway Motorsports, Inc.                        42,200      1,220,424
=======================================================================

LEISURE PRODUCTS-0.61%

Brunswick Corp.                                   69,300      2,205,819
-----------------------------------------------------------------------
Marvel Enterprises, Inc.(a)                       33,000        960,630
=======================================================================
                                                              3,166,449
=======================================================================

LIFE & HEALTH INSURANCE-0.71%

Nationwide Financial Services, Inc.-Class A       38,900      1,286,034
-----------------------------------------------------------------------
Prudential Financial, Inc.                        57,900      2,418,483
=======================================================================
                                                              3,704,517
=======================================================================

MANAGED HEALTH CARE-1.40%

Aetna Inc.                                        44,800      3,027,584
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           73,200      4,258,776
=======================================================================
                                                              7,286,360
=======================================================================

MOVIES & ENTERTAINMENT-0.46%

Walt Disney Co. (The)                            103,700      2,419,321
=======================================================================

MULTI-LINE INSURANCE-0.29%

American Financial Group, Inc.                    57,400      1,518,804
=======================================================================

MULTI-SECTOR HOLDINGS-0.22%

Leucadia National Corp.                           24,700      1,138,670
=======================================================================

OIL & GAS DRILLING-1.76%

Pride International, Inc.(a)                     263,400      4,909,776
-----------------------------------------------------------------------
Transocean Ltd. (Cayman Islands)(a)              177,000      4,249,770
=======================================================================
                                                              9,159,546
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.69%

FMC Technologies, Inc.(a)                        165,200      3,849,160
-----------------------------------------------------------------------
Halliburton Co.                                   41,900      1,089,400
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   70,500      3,857,760
=======================================================================
                                                              8,796,320
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-2.55%

Chesapeake Energy Corp.                           76,600   $  1,040,228
-----------------------------------------------------------------------
Comstock Resources, Inc.(a)                       68,000      1,312,400
-----------------------------------------------------------------------
Evergreen Resources, Inc.(a)                      56,600      1,840,066
-----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                      40,100      1,294,027
-----------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                152,300      3,749,626
-----------------------------------------------------------------------
XTO Energy, Inc.                                 142,400      4,029,920
=======================================================================
                                                             13,266,267
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.89%

Citigroup Inc.                                   202,600      9,834,204
=======================================================================

PACKAGED FOODS & MEATS-0.88%

Flowers Foods, Inc.                               58,200      1,501,560
-----------------------------------------------------------------------
Kraft Foods Inc.-Class A                          95,900      3,089,898
=======================================================================
                                                              4,591,458
=======================================================================

PHARMACEUTICALS-1.52%

Medicis Pharmaceutical Corp.-Class A              55,500      3,957,150
-----------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     26,300      1,696,350
-----------------------------------------------------------------------
Wyeth                                             53,000      2,249,850
=======================================================================
                                                              7,903,350
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.03%

ACE Ltd. (Cayman Islands)                        129,800      5,376,316
=======================================================================

REAL ESTATE-0.27%

Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               61,600      1,421,728
=======================================================================

REGIONAL BANKS-0.95%

East West Bancorp, Inc.                           59,300      3,183,224
-----------------------------------------------------------------------
TCF Financial Corp.                               34,800      1,786,980
=======================================================================
                                                              4,970,204
=======================================================================

RESTAURANTS-1.87%

CBRL Group, Inc.                                  84,600      3,236,796
-----------------------------------------------------------------------
CEC Entertainment Inc.(a)                         60,000      2,843,400
-----------------------------------------------------------------------
Ruby Tuesday, Inc.                                82,500      2,350,425
-----------------------------------------------------------------------
Yum! Brands, Inc.(a)                              38,100      1,310,640
=======================================================================
                                                              9,741,261
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.32%

Brooks Automation, Inc.(a)                        69,000      1,667,730
=======================================================================

SEMICONDUCTORS-2.72%

Altera Corp.(a)                                   64,000      1,452,800
-----------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               42,600      1,213,674
-----------------------------------------------------------------------
Intel Corp.                                      187,300      6,031,060
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
SEMICONDUCTORS-(CONTINUED)

Linear Technology Corp.                           63,300   $  2,663,031
-----------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        31,400      1,191,002
-----------------------------------------------------------------------
Microchip Technology Inc.                         48,000      1,601,280
=======================================================================
                                                             14,152,847
=======================================================================

SOFT DRINKS-1.09%

PepsiCo, Inc.                                    122,000      5,687,640
=======================================================================

SPECIALTY STORES-3.38%

AutoNation, Inc.(a)                              208,700      3,833,819
-----------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         32,000      1,387,200
-----------------------------------------------------------------------
Claire's Stores, Inc.                             68,000      1,281,120
-----------------------------------------------------------------------
Regis Corp.                                       67,800      2,679,456
-----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            55,750      1,665,810
-----------------------------------------------------------------------
Select Comfort Corp.(a)                           76,000      1,881,760
-----------------------------------------------------------------------
Staples, Inc.(a)                                 142,700      3,895,710
-----------------------------------------------------------------------
Tractor Supply Co.(a)                             24,600        956,694
=======================================================================
                                                             17,581,569
=======================================================================

STEEL-0.22%

GrafTech International Ltd.(a)                    85,800      1,158,300
=======================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                35,300      1,387,290
-----------------------------------------------------------------------
Computer Associates International, Inc.          332,000      9,076,880
-----------------------------------------------------------------------
Microsoft Corp.                                  212,000      5,838,480
-----------------------------------------------------------------------
Oracle Corp.(a)                                  342,300      4,518,360
-----------------------------------------------------------------------
Symantec Corp.(a)                                 63,000      2,182,950
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         43,900      1,631,324
=======================================================================
                                                             24,635,284
=======================================================================

TECHNOLOGY DISTRIBUTORS-1.78%

CDW Corp.                                         57,600      3,326,976
-----------------------------------------------------------------------
Global Imaging Systems, Inc.(a)                  134,000      4,254,500
-----------------------------------------------------------------------
ScanSource, Inc.(a)                               37,100      1,692,502
=======================================================================
                                                              9,273,978
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.92%

Doral Financial Corp. (Puerto Rico)              127,800      4,125,384
-----------------------------------------------------------------------
Fannie Mae                                        88,000      6,605,280
-----------------------------------------------------------------------
IndyMac Bancorp, Inc.                             60,000      1,787,400
-----------------------------------------------------------------------
MGIC Investment Corp.                             35,200      2,004,288
-----------------------------------------------------------------------
New York Community Bancorp, Inc.                  40,300      1,533,415
-----------------------------------------------------------------------
Radian Group Inc.                                 41,500      2,023,125
-----------------------------------------------------------------------
Washington Mutual, Inc.                           57,500      2,306,900
=======================================================================
                                                             20,385,792
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.29%

MSC Industrial Direct Co., Inc.-Class A           54,100   $  1,487,750
=======================================================================

TRUCKING-0.30%

Landstar System, Inc.(a)                          41,700      1,586,268
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $414,511,771)                         506,811,997
=======================================================================

MONEY MARKET FUNDS-3.17%

Liquid Assets Portfolio(b)                     8,261,408      8,261,408
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        8,261,408      8,261,408
=======================================================================
    Total Money Market Funds (Cost
      $16,522,816)                                           16,522,816
=======================================================================
TOTAL INVESTMENTS-100.50% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $431,034,587)               523,334,813
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.28%

Liquid Assets Portfolio(b)(c)                  11,874,485  $ 11,874,485
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $11,874,485)                                     11,874,485
=======================================================================
TOTAL INVESTMENTS-102.78% (Cost $442,909,072)               535,209,298
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.78%)                       (14,500,127)
=======================================================================
NET ASSETS-100.00%                                         $520,709,171
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $414,511,771)*                               $ 506,811,997
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,397,301)                              28,397,301
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   204,888
------------------------------------------------------------
  Dividends                                          432,803
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    80,886
------------------------------------------------------------
Other assets                                          48,298
============================================================
     Total assets                                535,976,173
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                              190,707
------------------------------------------------------------
  Fund shares reacquired                           2,299,167
------------------------------------------------------------
  Deferred compensation and retirement plans         108,887
------------------------------------------------------------
  Collateral upon return of securities loaned     11,874,485
------------------------------------------------------------
Accrued distribution fees                            250,640
------------------------------------------------------------
Accrued transfer agent fees                          417,111
------------------------------------------------------------
Accrued operating expenses                           126,005
============================================================
     Total liabilities                            15,267,002
============================================================
Net assets applicable to shares outstanding    $ 520,709,171
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

  Shares of beneficial interest                $ 645,037,594
------------------------------------------------------------
  Undistributed net investment income (loss)        (104,405)
------------------------------------------------------------
  Undistributed net realized gain (loss) from
     investment securities, futures contracts
     and option contracts                       (216,524,244)
------------------------------------------------------------
  Unrealized appreciation of investment
     securities and option contracts              92,300,226
============================================================
                                               $ 520,709,171
============================================================


NET ASSETS:

Class A                                        $ 288,976,266
____________________________________________________________
============================================================
Class B                                        $ 198,147,982
____________________________________________________________
============================================================
Class C                                        $  33,584,923
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           18,645,969
____________________________________________________________
============================================================
Class B                                           14,198,366
____________________________________________________________
============================================================
Class C                                            2,410,001
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       15.50
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $15.50 divided by
       94.50%)                                 $       16.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $       13.96
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $       13.94
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $10,454,090 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $8,985)          $  3,833,061
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      191,544
--------------------------------------------------------------------------
Interest                                                             6,615
==========================================================================
    Total investment income                                      4,031,220
==========================================================================

EXPENSES:

Advisory fees                                                    3,333,532
--------------------------------------------------------------------------
Administrative services fees                                       133,014
--------------------------------------------------------------------------
Custodian fees                                                      70,211
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          648,509
--------------------------------------------------------------------------
  Class B                                                        2,002,766
--------------------------------------------------------------------------
  Class C                                                          316,848
--------------------------------------------------------------------------
Transfer agent fees                                              2,103,241
--------------------------------------------------------------------------
Trustees' fees                                                      15,979
--------------------------------------------------------------------------
Other                                                              328,578
==========================================================================
    Total expenses                                               8,952,678
==========================================================================
Less: Fees waived and expense offset arrangements                  (13,494)
==========================================================================
    Net expenses                                                 8,939,184
==========================================================================
Net investment income (loss)                                    (4,907,964)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         12,614,993
--------------------------------------------------------------------------
  Futures contracts                                              1,155,270
--------------------------------------------------------------------------
  Option contracts written                                         349,426
==========================================================================
                                                                14,119,689
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        116,286,988
--------------------------------------------------------------------------
  Option contracts written                                         (15,199)
==========================================================================
                                                               116,271,789
==========================================================================
Net gain from investment securities, futures contracts and
  option contracts                                             130,391,478
==========================================================================
Net increase in net assets resulting from operations          $125,483,514
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                     2003             2002
-------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                   $  (4,907,964)   $  (5,779,008)
-------------------------------------------------------------------------------
  Net realized gain (loss) from investment
    securities, futures contracts and option
    contracts                                       14,119,689     (160,704,077)
-------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    and option contracts                           116,271,789      (82,229,216)
===============================================================================
    Net increase (decrease) in net assets
     resulting from operations                     125,483,514     (248,712,301)
===============================================================================
Share transactions-net:
  Class A                                          (29,873,189)     (29,981,711)
-------------------------------------------------------------------------------
  Class B                                          (65,917,432)    (101,502,496)
-------------------------------------------------------------------------------
  Class C                                           (6,917,020)      (9,762,755)
===============================================================================
    Net increase (decrease) in net assets
     resulting from share transactions            (102,707,641)    (141,246,962)
===============================================================================
    Net increase (decrease) in net assets           22,775,873     (389,959,263)
===============================================================================

NET ASSETS:

  Beginning of year                                497,933,298      887,892,561
===============================================================================
  End of year (including undistributed net
    investment income (loss) of $(104,405) and
    $(65,559) for 2003 and 2002, respectively)   $ 520,709,171    $ 497,933,298
_______________________________________________________________________________
===============================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain deposits on the futures contracts.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the year ended December 31, 2003, AIM waived fees of $4,384.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $133,014 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $966,539 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $648,509, $2,002,766 and $316,848, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $40,200 in front-end sales commissions from the sale of Class A shares and $445, $0 and $2,572 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from security lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED                                   REALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND       GAIN
                           12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME       (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $ 8,219,451     $ 48,220,151    $ (48,178,194)       $   --        $ 8,261,408     $ 85,074      $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        8,219,451       48,220,151      (48,178,194)           --        $ 8,261,408       82,421          --
==================================================================================================================================
    Subtotal              $16,438,902     $ 96,440,302    $ (96,356,388)       $   --        $16,522,816     $167,495      $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                              MARKET                                          UNREALIZED                                   REALIZED
                               VALUE        PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND       GAIN
                            12/31/2002       AT COST        FROM SALES      (DEPRECIATION)     12/31/2003      INCOME*      (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio     $4,872,000     $ 66,537,845    $ (59,535,360)       $   --        $11,874,485     $ 24,049      $   --
===================================================================================================================================

    Total                   $21,310,902    $162,978,147    $(155,891,748)       $   --        $28,397,301     $191,544      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $73,535.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $8,899 and reductions in custodian fees of $211 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $9,110.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,965 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed facility credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $10,454,090 were on loan to brokers. The loans were secured by cash collateral of $11,874,485 received by the Fund and subsequently invested in Liquid Asset Portfolio, an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $24,049 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                        TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------
                                                         CALL OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of year                                            400      $  17,199
-------------------------------------------------------------------------------
Written                                                    9,290        595,187
-------------------------------------------------------------------------------
Exercised                                                 (3,170)      (262,960)
-------------------------------------------------------------------------------
Expired                                                   (6,520)      (349,426)
===============================================================================
End of year                                                   --      $      --
_______________________________________________________________________________
===============================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                            $  90,017,761
-------------------------------------------------------------------------------
Temporary book/tax differences                                         (104,405)
-------------------------------------------------------------------------------
Capital loss carryforward                                          (214,241,779)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       645,037,594
===============================================================================
Total net assets                                                  $ 520,709,171
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
December 31, 2009                                                   $ 47,261,707
--------------------------------------------------------------------------------
December 31, 2010                                                    120,187,758
--------------------------------------------------------------------------------
December 31, 2011                                                     46,792,314
================================================================================
Total capital loss carryforward                                     $214,241,779
________________________________________________________________________________
================================================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $326,552,502 and $432,215,997, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $100,977,216
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (10,959,455)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 90,017,761
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $445,191,537.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily, as a result of differing book/tax treatment of net operating losses and partnership adjustments on December 31, 2003, undistributed net investment income was increased by $4,869,118, undistributed net realized gains decreased by $2,628 and shares of beneficial interest decreased by $4,866,490. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                         2003                            2002
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,879,248    $  24,704,966      4,095,378    $  59,894,387
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,110,183       13,223,360      1,801,311       23,788,330
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        507,573        6,077,786        630,709        8,316,201
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,268,563       30,491,869      1,319,880       19,006,319
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,511,307)     (30,491,869)    (1,446,033)     (19,006,319)
=========================================================================================================================
Reacquired:
  Class A                                                     (6,444,289)     (85,070,024)    (7,806,746)    (108,882,417)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,176,762)     (48,648,923)    (8,382,431)    (106,284,507)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,100,332)     (12,994,806)    (1,436,948)     (18,078,956)
=========================================================================================================================
                                                              (8,467,123)   $(102,707,641)   (11,224,880)   $(141,246,962)
_________________________________________________________________________________________________________________________
=========================================================================================================================


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                2003          2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.97      $  17.00       $  22.88       $  26.23       $  19.35
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)     (0.06)(a)      (0.08)(a)      (0.01)(a)      (0.06)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.62         (4.97)         (5.79)         (0.44)          8.00
=================================================================================================================================
    Total from investment operations                              3.53         (5.03)         (5.87)         (0.45)          7.94
=================================================================================================================================
Less distributions from net realized gains                          --            --          (0.01)         (2.90)         (1.06)
=================================================================================================================================
Net asset value, end of period                                $  15.50      $  11.97       $  17.00       $  22.88       $  26.23
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  29.49%       (29.59)%       (25.64)%        (1.77)%        41.48%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $288,976      $250,666       $396,779       $532,042       $461,628
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.47%(c)     (1.32)%         1.24%          1.07%          1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.65)%(c)    (0.45)%        (0.45)%        (0.02)%        (0.31)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             69%           86%           117%            56%            31%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $259,403,691.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2003          2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.86      $  15.54      $  21.07      $  24.57      $  18.33
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)     (0.16)(a)     (0.20)(a)     (0.22)(a)     (0.23)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.27         (4.52)        (5.32)        (0.38)         7.53
==============================================================================================================================
    Total from investment operations                              3.10         (4.68)        (5.52)        (0.60)         7.30
==============================================================================================================================
Less distributions from net realized gains                          --            --         (0.01)        (2.90)        (1.06)
==============================================================================================================================
Net asset value, end of period                                $  13.96      $  10.86      $  15.54      $  21.07      $  24.57
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  28.55%       (30.12)%      (26.19)%       (2.50)%       40.29%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $198,148      $214,709      $432,002      $661,445      $592,555
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.22%(c)      2.07%         2.00%         1.84%         1.90%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.40)%(c)    (1.20)%       (1.21)%       (0.80)%       (1.12)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             69%           86%          117%           56%           31%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $200,276,520.


                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                               2003          2002         2001         2000         1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.84       $ 15.52      $ 21.05      $ 24.55      $ 18.32
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)     (0.16)(a)    (0.20)(a)    (0.22)(a)    (0.23)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.27         (4.52)       (5.32)       (0.38)        7.52
==========================================================================================================================
    Total from investment operations                             3.10         (4.68)       (5.52)       (0.60)        7.29
==========================================================================================================================
Less distributions from net realized gains                         --            --        (0.01)       (2.90)       (1.06)
==========================================================================================================================
Net asset value, end of period                                $ 13.94       $ 10.84      $ 15.52      $ 21.05      $ 24.55
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                 28.60%       (30.15)%     (26.21)%      (2.50)%      40.26%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $33,585       $32,558      $59,112      $71,989      $25,275
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                          2.22%(c)      2.07%        2.00%        1.84%        1.90%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.40)%(c)    (1.20)%      (1.21)%      (0.80)%      (1.12)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                            69%           86%         117%          56%          31%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $31,684,828.

NOTE 14--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.41%

ADVERTISING-1.90%

ADVO, Inc.                                        164,000   $  5,208,640
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           117,800      4,693,152
========================================================================
                                                               9,901,792
========================================================================

AIR FREIGHT & LOGISTICS-1.49%

Pacer International, Inc.(a)                      200,000      4,044,000
------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)               98,800      3,747,484
========================================================================
                                                               7,791,484
========================================================================

AIRLINES-0.47%

AirTran Holdings, Inc.(a)                         204,800      2,437,120
========================================================================

APPAREL RETAIL-1.65%

Cache, Inc.(a)                                    200,000      4,166,000
------------------------------------------------------------------------
Stage Stores, Inc.(a)                             159,200      4,441,680
========================================================================
                                                               8,607,680
========================================================================

APPLICATION SOFTWARE-1.09%

Open Solutions Inc.(a)                             33,487        588,367
------------------------------------------------------------------------
ScanSoft, Inc.(a)                                 388,900      2,068,948
------------------------------------------------------------------------
Verint Systems Inc.(a)                            133,500      3,011,760
========================================================================
                                                               5,669,075
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.76%

Affiliated Managers Group, Inc.(a)                 64,200      4,467,678
------------------------------------------------------------------------
MCG Capital Corp.                                 241,500      4,709,250
========================================================================
                                                               9,176,928
========================================================================

AUTO PARTS & EQUIPMENT-1.16%

American Axle & Manufacturing Holdings,
  Inc.(a)                                          85,200      3,443,784
------------------------------------------------------------------------
LKQ Corp.(a)                                      144,800      2,599,160
========================================================================
                                                               6,042,944
========================================================================

BIOTECHNOLOGY-2.67%

OraSure Technologies, Inc.(a)                     289,000      2,300,440
------------------------------------------------------------------------
QLT Inc. (Canada)(a)                              161,000      3,034,850
------------------------------------------------------------------------
Serologicals Corp.(a)                             315,700      5,872,020
------------------------------------------------------------------------
United Therapeutics Corp.(a)                      119,000      2,731,050
========================================================================
                                                              13,938,360
========================================================================

BROADCASTING & CABLE TV-0.93%

Cumulus Media Inc.-Class A(a)                     220,300      4,846,600
========================================================================

BUILDING PRODUCTS-1.72%

ElkCorp.                                          169,300      4,520,310
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

BUILDING PRODUCTS-(CONTINUED)

Griffon Corp.(a)                                  221,500   $  4,487,590
========================================================================
                                                               9,007,900
========================================================================

CASINOS & GAMING-1.13%

Scientific Games Corp.-Class A(a)                 348,300      5,924,583
========================================================================

COMMUNICATIONS EQUIPMENT-2.32%

Avocent Corp.(a)                                  133,400      4,871,768
------------------------------------------------------------------------
Centillium Communications, Inc.(a)                397,500      2,237,925
------------------------------------------------------------------------
Inter-Tel, Inc.                                    95,200      2,378,096
------------------------------------------------------------------------
Plantronics, Inc.(a)                               80,200      2,618,530
========================================================================
                                                              12,106,319
========================================================================

COMPUTER HARDWARE-0.59%

Pinnacle Systems, Inc.(a)                         364,300      3,107,479
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.02%

Overland Storage, Inc.(a)                         120,000      2,256,000
------------------------------------------------------------------------
Synaptics Inc.(a)                                 205,000      3,070,900
========================================================================
                                                               5,326,900
========================================================================

CONSTRUCTION & ENGINEERING-0.84%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                            151,700      4,384,130
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.07%

Wabash National Corp.(a)                          190,300      5,575,790
========================================================================

CONSUMER FINANCE-1.42%

AmeriCredit Corp.(a)                              181,300      2,888,109
------------------------------------------------------------------------
Rewards Network Inc.(a)                           426,600      4,547,556
========================================================================
                                                               7,435,665
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.09%

Alliance Data Systems Corp.(a)                    133,300      3,689,744
------------------------------------------------------------------------
Certegy Inc.                                       87,600      2,873,280
------------------------------------------------------------------------
Intrado Inc.(a)                                   199,500      4,379,025
========================================================================
                                                              10,942,049
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.45%

Corrections Corp. of America(a)                   177,300      5,111,559
------------------------------------------------------------------------
Integrated Alarm Services Group, Inc.(a)          478,000      4,063,000
------------------------------------------------------------------------
LECG Corp.(a)                                     149,500      3,422,055
------------------------------------------------------------------------
Navigant Consulting, Inc.(a)                      256,800      4,843,248
------------------------------------------------------------------------
NCO Group, Inc.(a)                                117,200      2,668,644
------------------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A(a)               350,000      4,781,000
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Tetra Tech, Inc.                                  152,500   $  3,791,150
------------------------------------------------------------------------
United Rentals, Inc.(a)                           260,500      5,017,230
========================================================================
                                                              33,697,886
========================================================================

DIVERSIFIED METALS & MINING-1.75%

Compass Minerals International, Inc.(a)           263,400      3,761,352
------------------------------------------------------------------------
CONSOL Energy Inc. (Acquired 09/17/03; Cost
  $4,098,600)(a)(b)(c)                            230,000      5,361,300
========================================================================
                                                               9,122,652
========================================================================

DRUG RETAIL-0.61%

NeighborCare, Inc.(a)                             162,700      3,213,325
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.24%

Aeroflex Inc.(a)                                  367,300      4,293,737
------------------------------------------------------------------------
Amphenol Corp.-Class A(a)                          46,700      2,985,531
------------------------------------------------------------------------
Varian Inc.(a)                                    106,300      4,435,899
========================================================================
                                                              11,715,167
========================================================================

ENVIRONMENTAL SERVICES-0.89%

Casella Waste Systems, Inc.-Class A(a)            338,700      4,636,803
========================================================================

FOOTWEAR-0.51%

Reebok International Ltd.                          68,200      2,681,624
========================================================================

GENERAL MERCHANDISE STORES-0.41%

Fred's, Inc.                                       69,750      2,160,855
========================================================================

HEALTH CARE EQUIPMENT-0.49%

Wilson Greatbatch Technologies, Inc.(a)            60,100      2,540,427
========================================================================

HEALTH CARE FACILITIES-2.07%

United Surgical Partners International,
  Inc.(a)                                         152,200      5,095,656
------------------------------------------------------------------------
VCA Antech, Inc.(a)                               184,500      5,715,810
========================================================================
                                                              10,811,466
========================================================================

HEALTH CARE SERVICES-0.75%

US Oncology, Inc.(a)                              366,200      3,940,312
========================================================================

HEALTH CARE SUPPLIES-1.85%

Align Technology, Inc.(a)                         180,000      2,973,600
------------------------------------------------------------------------
PolyMedica Corp.                                  110,000      2,894,100
------------------------------------------------------------------------
Sola International Inc.(a)                        202,000      3,797,600
========================================================================
                                                               9,665,300
========================================================================

HOME FURNISHINGS-0.93%

Tempur-Pedic International Inc.(a)                315,000      4,882,500
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.51%

Kerzner International Ltd. (Bahamas)(a)            67,900      2,645,384
========================================================================

HOUSEHOLD PRODUCTS-0.08%

Rayovac Corp.(a)                                   19,900        416,905
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOUSEWARES & SPECIALTIES-1.89%

Jarden Corp.(a)                                   191,700   $  5,241,078
------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                  168,700      4,610,571
========================================================================
                                                               9,851,649
========================================================================

INDUSTRIAL GASES-0.69%

Airgas, Inc.                                      168,300      3,615,084
========================================================================

INDUSTRIAL MACHINERY-0.82%

Kennametal Inc.                                   108,300      4,304,925
========================================================================

INTERNET SOFTWARE & SERVICES-1.36%

Digital Insight Corp.(a)                          102,000      2,539,800
------------------------------------------------------------------------
United Online, Inc.(a)                            271,000      4,550,090
========================================================================
                                                               7,089,890
========================================================================

INVESTMENT BANKING & BROKERAGE-0.86%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(b)(c)              44,800      4,480,000
========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.22%

iShares Nasdaq Biotechnology Index Fund(a)         16,000      1,151,200
========================================================================

IT CONSULTING & OTHER SERVICES-0.79%

DigitalNet Holdings, Inc.(a)                       91,200      1,778,400
------------------------------------------------------------------------
ManTech International Corp.-Class A(a)             94,300      2,352,785
========================================================================
                                                               4,131,185
========================================================================

LIFE & HEALTH INSURANCE-0.86%

American Medical Security Group, Inc.(a)          200,600      4,497,452
========================================================================

MANAGED HEALTH CARE-1.13%

Sierra Health Services, Inc.(a)                   215,700      5,920,965
========================================================================

OFFICE SERVICES & SUPPLIES-1.29%

Danka Business Systems PLC-ADR (United
  Kingdom)(a)                                     517,400      2,276,560
------------------------------------------------------------------------
Moore Wallace Inc. (Canada)(a)                    238,000      4,457,740
========================================================================
                                                               6,734,300
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.67%

FMC Technologies, Inc.(a)                         119,300      2,779,690
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      287,600      2,965,156
------------------------------------------------------------------------
W-H Energy Services, Inc.(a)                      183,100      2,966,220
========================================================================
                                                               8,711,066
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.55%

Comstock Resources, Inc.(a)                       140,000      2,702,000
------------------------------------------------------------------------
Southwestern Energy Co.(a)                        188,900      4,514,710
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)                 107,800      2,654,036
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Westport Resources Corp.(a)                       115,700   $  3,454,802
========================================================================
                                                              13,325,548
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.52%

Golar LNG Ltd. (Bermuda)(a)                       191,600      2,742,558
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.20%

Oxford Finance Corp. (Acquired 03/25/02; Cost
  $1,300,000)(b)(c)                               130,000      1,040,000
========================================================================

PACKAGED FOODS & MEATS-0.86%

Flowers Foods, Inc.                               174,900      4,512,420
========================================================================

PERSONAL PRODUCTS-0.91%

NBTY, Inc.(a)                                     176,600      4,743,476
========================================================================

PHARMACEUTICALS-1.36%

aaiPharma Inc.(a)                                 126,000      3,165,120
------------------------------------------------------------------------
Axcan Pharma Inc. (Canada)(a)                     250,700      3,923,455
========================================================================
                                                               7,088,575
========================================================================

PROPERTY & CASUALTY INSURANCE-3.82%

Direct General Corp.                              154,000      5,097,400
------------------------------------------------------------------------
Infinity Property & Casualty Corp.                158,500      5,238,425
------------------------------------------------------------------------
Navigators Group, Inc. (The)(a)                   136,500      4,213,755
------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03-11/21/03; Cost
  $4,710,940)(a)(b)(c)                            469,700      5,401,550
========================================================================
                                                              19,951,130
========================================================================

PUBLISHING-0.91%

Journal Communications, Inc.-Class A              256,200      4,747,386
========================================================================

RAILROADS-0.98%

Genesee & Wyoming Inc.-Class A(a)                 162,700      5,125,050
========================================================================

REAL ESTATE-6.60%

American Financial Realty Trust(c)                290,200      4,947,910
------------------------------------------------------------------------
American Home Mortgage Investment Corp.           131,100      2,951,061
------------------------------------------------------------------------
Ashford Hospitality Trust(a)                      418,000      3,925,020
------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost
  $4,704,275)(a)(b)(c)                            311,300      5,214,275
------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               298,120      6,880,610
------------------------------------------------------------------------
Highland Hospitality Corp.(a)                     448,800      4,891,920
------------------------------------------------------------------------
Luminent Mortgage Capital, Inc.(a)                400,000      5,640,000
========================================================================
                                                              34,450,796
========================================================================

REGIONAL BANKS-0.48%

Texas Capital Bancshares, Inc.(a)                 173,800      2,513,496
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------

RESTAURANTS-2.33%

Landry's Restaurants, Inc.                        115,100   $  2,960,372
------------------------------------------------------------------------
Ruby Tuesday, Inc.                                127,900      3,643,871
------------------------------------------------------------------------
Volume Services America Holdings, Inc.-IDS(d)     334,500      5,569,425
========================================================================
                                                              12,173,668
========================================================================

SEMICONDUCTOR EQUIPMENT-0.50%

Axcelis Technologies, Inc.(a)                     253,800      2,593,836
========================================================================

SEMICONDUCTORS-2.11%

AMIS Holdings, Inc.(a)                            222,500      4,067,300
------------------------------------------------------------------------
DSP Group, Inc.(a)                                170,300      4,242,173
------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                94,400      2,689,456
========================================================================
                                                              10,998,929
========================================================================

SPECIALIZED FINANCE-1.04%

GATX Corp.                                        194,400      5,439,312
========================================================================

SPECIALTY CHEMICALS-1.70%

Great Lakes Chemical Corp.                        190,400      5,176,976
------------------------------------------------------------------------
Minerals Technologies Inc.                         62,850      3,723,862
========================================================================
                                                               8,900,838
========================================================================

SPECIALTY STORES-3.24%

Advance Auto Parts, Inc.(a)                        44,800      3,646,720
------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                        241,500      5,523,105
------------------------------------------------------------------------
Select Comfort Corp.(a)                           161,400      3,996,264
------------------------------------------------------------------------
West Marine, Inc.(a)                              134,400      3,737,664
========================================================================
                                                              16,903,753
========================================================================

STEEL-1.34%

GrafTech International Ltd.(a)                    520,000      7,020,000
========================================================================

TECHNOLOGY DISTRIBUTORS-1.88%

Global Imaging Systems, Inc.(a)                   167,300      5,311,775
------------------------------------------------------------------------
ScanSource, Inc.(a)                                98,800      4,507,256
========================================================================
                                                               9,819,031
========================================================================

THRIFTS & MORTGAGE FINANCE-3.29%

First Niagara Financial Group, Inc.               265,000      3,951,150
------------------------------------------------------------------------
Franklin Bank Corp.-Class A (Acquired
  10/29/02; Cost $1,350,000)(a)(b)(c)             135,000      2,308,500
------------------------------------------------------------------------
Franklin Bank Corp.(a)                            125,500      2,384,500
------------------------------------------------------------------------
Jefferson Bancshares, Inc.                        200,000      2,758,000
------------------------------------------------------------------------
Saxon Capital, Inc.(a)                            184,700      3,869,465
------------------------------------------------------------------------
TierOne Corp.(a)                                   83,200      1,910,272
========================================================================
                                                              17,181,887
========================================================================

TRUCKING-3.35%

Dollar Thrifty Automotive Group, Inc.(a)          105,700      2,741,858
------------------------------------------------------------------------
Landstar System, Inc.(a)                          134,800      5,127,792
------------------------------------------------------------------------
Overnite Corp.(a)                                 207,400      4,718,350
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Quality Distribution Inc.(a)                      252,200   $  4,930,510
========================================================================
                                                              17,518,510
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $381,075,671)                          503,631,319
========================================================================

MONEY MARKET FUNDS-3.84%

Liquid Assets Portfolio(e)                     10,035,910     10,035,910
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        10,035,910     10,035,910
========================================================================
    Total Money Market Funds (Cost
      $20,071,820)                                            20,071,820
========================================================================
TOTAL INVESTMENTS-100.25% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $401,147,491)                523,703,139
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-13.38%

Liquid Assets Portfolio(e)(f)                  34,938,267   $ 34,938,267
------------------------------------------------------------------------
STIC Prime Portfolio(e)(f)                     34,938,266     34,938,266
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $69,876,533)                                      69,876,533
========================================================================
TOTAL INVESTMENTS-113.63% (Cost $471,024,024)                593,579,672
========================================================================
OTHER ASSETS LESS LIABILITIES-(13.63%)                       (71,219,220)
========================================================================
NET ASSETS-100.00%                                          $522,360,452
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
IDS  - Income Deposit Securities

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $23,805,625, which represented 4.56% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Consists of more than one class of securities traded together as a unit.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $381,075,671)*                               $503,631,319
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $89,948,353)                             89,948,353
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,169,234
-----------------------------------------------------------
  Fund shares sold                                  504,658
-----------------------------------------------------------
  Dividends                                         422,509
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   24,123
-----------------------------------------------------------
Other assets                                         45,518
===========================================================
    Total assets                                595,745,714
___________________________________________________________
===========================================================
LIABILITIES:

Payables for:
  Investments purchased                           1,484,734
-----------------------------------------------------------
  Fund shares reacquired                          1,289,195
-----------------------------------------------------------
  Deferred compensation and retirement plans         28,228
-----------------------------------------------------------
  Collateral upon return of securities loaned    69,876,533
-----------------------------------------------------------
Accrued distribution fees                           286,947
-----------------------------------------------------------
Accrued transfer agent fees                         307,553
-----------------------------------------------------------
Accrued operating expenses                          112,072
===========================================================
    Total liabilities                            73,385,262
===========================================================
Net assets applicable to shares outstanding    $522,360,452
___________________________________________________________
===========================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                $437,348,480
-----------------------------------------------------------
  Undistributed net investment income (loss)        (28,398)
-----------------------------------------------------------
  Undistributed net realized gain (loss) from
    investment securities and foreign
    currencies                                  (37,515,278)
-----------------------------------------------------------
  Unrealized appreciation of investment
    securities                                  122,555,648
===========================================================
                                               $522,360,452
___________________________________________________________
===========================================================
NET ASSETS:

Class A                                        $266,284,101
___________________________________________________________
===========================================================
Class B                                        $177,811,497
___________________________________________________________
===========================================================
Class C                                        $ 75,763,014
___________________________________________________________
===========================================================
Class R                                        $  2,501,840
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          22,140,298
___________________________________________________________
===========================================================
Class B                                          15,103,201
___________________________________________________________
===========================================================
Class C                                           6,438,364
___________________________________________________________
===========================================================
Class R                                             208,688
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.03
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.03 divided
      by 94.50%)                               $      12.73
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.77
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.99
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $67,951,774 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,496)          $  2,633,231
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                      530,401
==========================================================================
    Total investment income                                      3,163,632
==========================================================================

EXPENSES:

Advisory fees                                                    3,062,023
--------------------------------------------------------------------------
Administrative services fees                                       112,855
--------------------------------------------------------------------------
Custodian fees                                                      72,926
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          636,252
--------------------------------------------------------------------------
  Class B                                                        1,247,627
--------------------------------------------------------------------------
  Class C                                                          527,403
--------------------------------------------------------------------------
  Class R                                                            4,743
--------------------------------------------------------------------------
Transfer agent fees                                              1,551,554
--------------------------------------------------------------------------
Trustees' fees                                                      13,692
--------------------------------------------------------------------------
Other                                                              302,101
==========================================================================
    Total expenses                                               7,531,176
==========================================================================
Less: Fees waived and expense offset arrangements                  (20,279)
==========================================================================
    Net expenses                                                 7,510,897
==========================================================================
Net investment income (loss)                                    (4,347,265)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         23,911,837
--------------------------------------------------------------------------
  Foreign currencies                                                 2,678
==========================================================================
                                                                23,914,515
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                   123,707,904
==========================================================================
Net gain from investment securities and foreign currencies     147,622,419
==========================================================================
Net increase in net assets resulting from operations          $143,275,154
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (4,347,265)   $ (2,453,128)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          23,914,515     (51,756,756)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      123,707,904     (25,094,706)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                143,275,154     (79,304,590)
==========================================================================================
Share transactions-net:
  Class A                                                       52,426,841      75,475,822
------------------------------------------------------------------------------------------
  Class B                                                       29,417,204      63,981,320
------------------------------------------------------------------------------------------
  Class C                                                       13,847,595      22,474,509
------------------------------------------------------------------------------------------
  Class R                                                        2,003,122          56,926
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               97,694,762     161,988,577
==========================================================================================
    Net increase in net assets                                 240,969,916      82,683,987
==========================================================================================

NET ASSETS:

  Beginning of year                                            281,390,536     198,706,549
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(28,398) and $119,353 for 2003 and 2002,
    respectively)                                             $522,360,452    $281,390,536
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently closed to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $3,786.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $112,855 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $700,499 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $629,015, $1,247,267, $527,403 and $4,743, respectively, after AIM Distributors waived Class A plan fees of $7,237.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $161,868 in front-end sales commissions from the sale of Class A shares and $457, $107, $10,626 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                              12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003     INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $ 9,368,395    $107,688,704   $(107,021,189)      $  --        $10,035,910    $102,561      $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio           9,368,395     107,688,704    (107,021,189)         --         10,035,910      99,905         --
=================================================================================================================================
    Subtotal                 $18,736,790    $215,377,408   $(214,042,378)      $  --        $20,071,820    $202,466      $  --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                             UNREALIZED
                             MARKET VALUE    PURCHASES       PROCEEDS       APPRECIATION    MARKET VALUE   DIVIDEND    REALIZED
                              12/31/2002      AT COST       FROM SALES     (DEPRECIATION)    12/31/2003    INCOME*    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio      $        --    $116,651,952   $ (81,713,686)      $  --        $34,938,267    $166,125      $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio                  --     116,646,094     (81,707,827)         --         34,938,266    161,810          --
---------------------------------------------------------------------------------------------------------------------------------
    Subtotal                 $        --    $233,298,046   $(163,421,513)      $  --        $69,876,533    $327,935      $  --
=================================================================================================================================

    Total                    $18,736,790    $448,675,454   $(377,463,891)      $  --        $89,948,353    $530,401      $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $330,633.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $6,036 and reductions in custodian fees of $3,220 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $9,256.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $4,391 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.


NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $67,951,774 were on loan to brokers. The loans were secured by cash collateral of $69,876,533 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $327,935 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

                         TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------
                                                         CALL OPTION CONTRACTS
                                                        ------------------------
                                                        NUMBER OF      PREMIUMS
                                                        CONTRACTS      RECEIVED
--------------------------------------------------------------------------------
Beginning of year                                            --        $      --
--------------------------------------------------------------------------------
Written                                                   1,250          146,942
--------------------------------------------------------------------------------
Exercised                                                (1,250)        (146,942)
================================================================================
End of year                                                  --        $      --
________________________________________________________________________________
================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                             $121,527,197
-------------------------------------------------------------------------------
Temporary book/tax differences                                          (21,532)
-------------------------------------------------------------------------------
Capital loss carryforward                                           (36,493,693)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       437,348,480
===============================================================================
Total net assets                                                   $522,360,452
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and reclassification of distributions from a partnership.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $23,715,960 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
-------------------------------------------------------------------------------
December 31, 2010                                                  $36,493,693
_______________________________________________________________________________
===============================================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $476,973,675 and $385,773,844, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $125,852,747
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (4,325,550)
===============================================================================
Net unrealized appreciation of investment securities               $121,527,197
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $472,052,475.


NOTE 11--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership adjustments and net operating losses, on December 31, 2003, undistributed net investment income was increased by $4,199,514, undistributed net realized gain decreased by $29,442 and shares of beneficial interest decreased by $4,170,072. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     11,095,421    $109,381,334     20,734,085    $207,041,581
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,802,424      56,480,592     10,459,416     103,695,654
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,724,692      26,562,929      4,842,924      46,658,247
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                       231,356       2,309,531          6,714          56,937
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        474,336       4,772,838        172,467       1,560,774
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (483,310)     (4,772,838)      (174,243)     (1,560,774)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,516,746)    (61,727,331)   (14,135,868)   (133,126,533)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,491,251)    (22,290,550)    (4,344,297)    (38,153,560)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,358,495)    (12,715,334)    (2,695,124)    (24,183,738)
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                       (29,381)       (306,409)            (1)            (11)
=======================================================================================================================
                                                               9,449,046    $ 97,694,762     14,866,073    $161,988,577
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                           AUGUST 31, 2000
                                                                                                              (DATE
                                                                                                           OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              --------------------------------------       DECEMBER 31,
                                                                2003           2002           2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.23       $  10.19       $   9.36           $ 10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.89          (1.91)          0.88             (0.64)
==========================================================================================================================
    Total from investment operations                              3.80          (1.96)          0.83             (0.64)
==========================================================================================================================
Less dividends from net investment income                           --             --          (0.00)               --
==========================================================================================================================
Net asset value, end of period                                $  12.03       $   8.23       $  10.19           $  9.36
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  46.17%        (19.23)%         8.92%            (6.40)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $266,284       $140,652       $105,146           $32,805
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.77%(c)       1.67%          1.78%             1.78%(d)(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.89)%(c)     (0.54)%        (0.57)%           (0.12)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                         112%           117%           123%               49%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $181,786,297.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.72% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                                                       AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                       OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              -------------------------------------    DECEMBER 31,
                                                                2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.11       $ 10.11       $  9.33         $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)     (0.11)(a)     (0.11)(a)       (0.03)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.81         (1.89)         0.89           (0.64)
======================================================================================================================
    Total from investment operations                              3.66         (2.00)         0.78           (0.67)
======================================================================================================================
Net asset value, end of period                                $  11.77       $  8.11       $ 10.11         $  9.33
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  45.13%       (19.78)%        8.36%          (6.70)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $177,811       $99,551       $64,012         $16,385
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           2.42%(c)      2.32%         2.44%           2.49%(d)(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.54)%(c)    (1.19)%       (1.23)%         (0.83)(%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         112%          117%          123%             49%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $124,762,681.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                              ---------------------------------------------------------
                                                                                                        AUGUST 31, 2000
                                                                                                          (DATE
                                                                                                        OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              -----------------------------------       DECEMBER 31,
                                                               2003          2002          2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.11       $ 10.10       $  9.34           $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)     (0.11)(a)     (0.11)(a)        (0.03)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.81         (1.88)         0.87            (0.63)
=======================================================================================================================
    Total from investment operations                             3.66         (1.99)         0.76            (0.66)
=======================================================================================================================
Net asset value, end of period                                $ 11.77       $  8.11       $ 10.10           $ 9.34
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                 45.13%       (19.70)%        8.14%           (6.60)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,763       $41,132       $29,548           $9,028
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          2.42%(c)      2.32%         2.44%            2.49%(d)(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.54)%(c)    (1.19)%       (1.23)%          (0.83)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                        112%          117%          123%              49%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $52,740,332.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.43% (annualized).
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 8.22             $ 10.58
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.11)(a)           (0.04)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.88               (2.32)
==============================================================================================
    Total from investment operations                               3.77               (2.36)
==============================================================================================
Net asset value, end of period                                   $11.99             $  8.22
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   45.86%             (22.31)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,502             $    55
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                            1.92%(c)            1.92%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (1.04)%(c)          (0.78)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          112%                117%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $948,635.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                                                               AIM BALANCED FUND


                                                         AIM BASIC BALANCED FUND


                                                    AIM MID CAP BASIC VALUE FUND


                                                         AIM PREMIER EQUITY FUND


                                                                     PROSPECTUS

                                                                 APRIL 30, 2004



Institutional Classes



AIM Balanced Fund seeks to achieve as high a total return as possible, consistent with preservation of capital.



AIM Basic Balanced Fund seeks to achieve long-term growth of capital and current income.



AIM Mid Cap Basic Value Fund seeks to provide long-term growth of capital.



AIM Premier Equity Fund seeks to achieve long-term growth of capital. Income is a secondary objective.


--------------------------------------------------------------------------------


This prospectus contains important information about the Institutional Class shares of the funds. Please read it before investing and keep it for future reference.



As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.



An investment in the fund:


- is not FDIC insured;


- may lose value; and


- is not guaranteed by a bank.

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   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
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TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
AIM Balanced Fund                                    1
AIM Basic Balanced Fund                              1
AIM Mid Cap Basic Value Fund                         1
AIM Premier Equity Fund                              1
All Funds                                            2
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            2
------------------------------------------------------
All Funds                                            2
Balanced                                             2
Basic Balanced                                       2
Mid Cap Basic Value                                  2
Premier Equity                                       3
PERFORMANCE INFORMATION                              4
------------------------------------------------------
Annual Total Returns                                 4
Performance Table                                    7
FEE TABLE AND EXPENSE EXAMPLE                        9
------------------------------------------------------
Fee Table                                            9
Expense Example                                      9
FUND MANAGEMENT                                     10
------------------------------------------------------
The Advisor                                         10
Advisor Compensation                                10
Portfolio Managers                                  10
OTHER INFORMATION                                   12
------------------------------------------------------
Dividends and Distributions                         12
Suitability for Investors                           12
FINANCIAL HIGHLIGHTS                                13
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-2
Pricing of Shares                                  A-2
Taxes                                              A-3
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------


The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
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INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM BALANCED FUND (BALANCED)

The fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. The portfolio managers will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, the portfolio managers will focus on companies whose securities have the potential for both growth of capital and income generation. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.


    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.


AIM BASIC BALANCED FUND (BASIC BALANCED)

The fund's investment objective is long-term growth of capital and current income. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing in a broadly diversified portfolio of common stocks, preferred stocks, convertible securities and bonds. The fund invests without regard to market capitalization. The fund normally invests a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in investment-grade non-convertible debt securities. The fund may also invest up to 25% of its total assets in convertible securities.

    In selecting the percentages of assets to be invested in equity or debt securities, the portfolio managers consider such factors as general market and economic conditions, as well as trends, yields, interest rates and changes in fiscal and monetary policies. In selecting equity investments, the portfolio managers seek to identify those companies whose stock prices are undervalued by investors due to temporary factors and that provide the potential for attractive returns. The portfolio managers will purchase debt securities for both capital appreciation and income, and to provide portfolio diversification. The portfolio managers consider whether to sell a particular security when they believe that security no longer has that potential.

AIM MID CAP BASIC VALUE FUND (MID CAP BASIC VALUE)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.


    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index measures the performance of the 1000 largest companies domiciled in the United States. The companies in the Russell Midcap--Registered Trademark-- Index represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- Index. Under normal conditions, the top 10 holdings may comprise at least a third of the portfolio's net assets.


    The fund may also invest in debt instruments that are consistent with its investment objective of long-term growth of capital.

    The portfolio managers purchase securities of companies that they believe are undervalued in relation to long-term earning power, capital structure and cash flows, among other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM PREMIER EQUITY FUND (PREMIER EQUITY)

The fund's investment objective is to achieve long-term growth of capital. Income is a secondary objective. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in equity securities, including convertible securities. In complying with the 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options exchange-traded funds and American Depositary Receipts. The fund may invest in preferred stocks and debt instruments that have prospects for

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   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

growth of capital. The portfolio managers focus on undervalued equity securities of (1) out-of-favor cyclical growth companies, (2) established growth companies that are undervalued compared to historical relative valuation parameters, (3) companies where there is early but tangible evidence of improving prospects that are not yet reflected in the price of the company's equity securities, and (4) companies whose equity securities are selling at prices that do not reflect the current market value of their assets and where there is reason to expect realization of this potential in the form of increased equity values. The portfolio managers consider whether to sell a particular security when they believe the company no longer fits into any of these categories.

ALL FUNDS

Each fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, each of the funds may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the funds may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective(s).

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in the funds will go up and down with the prices of the securities in which the funds invest. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. For Mid Cap Basic Value this is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BALANCED

Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.


    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.



    The income you may receive from your investment in the fund may vary.


BASIC BALANCED

Interest rate increases may cause the price of a debt security to decrease; the longer a debt security's duration, the more sensitive it is to this risk. The issuer of a security may default or otherwise be unable to honor a financial obligation.

    The values of convertible securities in which the fund invests may also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest or dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


    The income you may receive from your investment in the fund may vary.


MID CAP BASIC VALUE

Since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.


    The values of convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates

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  ----------------------------------------------------------------------------

rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in the value of those securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

PREMIER EQUITY

The income you may receive from your investment in the fund may vary.

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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Institutional Class shares of Basic Balanced and Mid Cap Basic Value were first made available for public sale on April 30, 2004.

    The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance (before and after taxes) is not necessarily an indication of its future performance. The returns shown for Basic Balanced and Mid Cap Basic Value are those of each fund's Class A shares, which are not offered in this prospectus. Institutional Class shares would have higher annual returns because, although the shares are invested in the same portfolio of securities, Institutional Class shares have lower expenses.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


The following bar charts show changes in the performance of Balanced and Premier Equity's Institutional Class shares and Basic Balanced and Mid Cap Basic Value's Class A shares from year to year. The bar charts do not reflect sales loads. If they did, the annual total returns shown for Class A shares would be lower. Institutional Class shares are not subject to front-end or back-end sales loads.


BALANCED -- INSTITUTIONAL CLASS


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................   17.71%


BASIC BALANCED -- CLASS A


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -10.97%
2003...................................................................   22.35%

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MID CAP BASIC VALUE -- CLASS A


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2002...................................................................  -17.70%
2003...................................................................   37.06%


PREMIER EQUITY -- INSTITUTIONAL CLASS


                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2003...................................................................  25.43%

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PERFORMANCE INFORMATION (continued)
--------------------------------------------------------------------------------


    The Institutional Class shares' year-to-date total returns as of March 31, 2004, were 3.75% and 0.95% for Balanced and Premier Equity, respectively. The Class A shares' year-to-date total returns as of March 31, 2004, were 2.94% and 6.03% for Basic Balanced and Mid Cap Basic Value, respectively.



    During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns of Balanced and Premier Equity Institutional Class shares and Basic Balanced and Mid Cap Basic Value's Class A shares were as follows:



                                           HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
FUND                                           (QUARTER ENDED)              (QUARTER ENDED)
--------------------------------------------------------------------------------------------------
Balanced -- Institutional Class             10.44% (June 30, 2003)    -2.27% (March 31, 2003)
Basic Balanced -- Class A                   14.54% (June 30, 2003)    -11.63% (September 30, 2002)
Mid Cap Basic Value -- Class A              20.54% (June 30, 2003)    -20.77% (September 30, 2002)
Premier Equity -- Institutional Class       12.10% (June 30, 2003)    -1.46% (March 31, 2003)
--------------------------------------------------------------------------------------------------

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PERFORMANCE TABLE


The following performance table compares Balanced and Premier Equity's Institutional Class and Basic Balanced and Mid Cap Basic Value's Class A shares performance to that of a broad-based securities market index, a style specific index and a peer group index. Basic Balanced and Mid Cap Basic Value's performance reflects payment of sales loads, if applicable. The indices may not reflect payment of fees, expenses or taxes. The funds are not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the funds may deviate significantly from the performance of the indices shown below.



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                                SINCE            INCEPTION
December 31, 2003)                    1 YEAR         INCEPTION           DATE
--------------------------------------------------------------------------------
Balanced -- Institutional Class                                        03/15/02
  Return Before Taxes                 17.71%           -1.39%
  Return After Taxes on
    Distributions                     16.75            -2.40
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            11.46            -1.80
--------------------------------------------------------------------------------
S&P 500 Index(1,2)                    28.67%            2.02           02/28/02
Custom Balanced Index(3)              19.80             6.60           02/28/02
Lipper Balanced Fund Index(4)         19.94             4.71           02/28/02
--------------------------------------------------------------------------------
Basic Balanced -- Class A                                              09/28/01
  Return Before Taxes                 16.56%            5.14%
  Return After Taxes on
    Distributions                     16.44             4.81
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            10.87             4.19
--------------------------------------------------------------------------------
S&P 500 Index(1,5)                    28.67%            4.73%          09/30/01(11)
Custom Basic Balanced Index(6)        19.27             7.57           09/30/01(11)
Lipper Balanced Fund Index(4)         19.94             6.02           09/30/01(11)
--------------------------------------------------------------------------------
Mid Cap Basic Value -- Class A                                         12/31/01
  Return Before Taxes                 29.51%            3.26%
  Return After Taxes on
    Distributions                     29.51             3.26
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            19.18             2.77
--------------------------------------------------------------------------------
S&P 500 Index(1,7)                    28.67%            0.12%          12/31/01(11)
Russell Midcap(R) Value Index(8)      38.07            11.69           12/31/01(11)
Lipper Mid-Cap Value Fund Index(9)    39.08             8.95           12/31/01(11)
--------------------------------------------------------------------------------
Premier Equity -- Institutional
  Class                                                                03/15/02
  Return Before Taxes                 25.43%           -6.37%
  Return After Taxes on
    Distributions                     25.43            -6.37
  Return After Taxes on
    Distributions and Sale of Fund
    Shares                            16.53            -5.40
--------------------------------------------------------------------------------
S&P 500 Index(1)                      28.67%            2.02%          02/28/02
Lipper Large-Cap Core Fund Index(10)  24.80             0.86           02/28/02
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For Basic Balanced and Mid Cap Basic Value returns are shown for Class A only and returns for the Institutional Class will vary.


(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance.


(2) The fund has also included the Custom Balanced Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(3) The Custom Balanced Index is an index created by A I M Advisors, Inc. ("AIM") to benchmark the fund. This index consists of the following indices: 60% Russell 1000--Registered Trademark-- Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with the lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage passthroughs and asset backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

(4) The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

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(5)  The fund has also included the Custom Basic Balanced Index which more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(6) The Custom Basic Balanced Index is an index created by AIM to benchmark the fund. The index consists of the following indices: 60% Russell 1000 Value Index and 40% Lehman Brothers U.S. Aggregate Bond Index.


(7) The fund has also included the Russell MidCap Value Index which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid-Cap Value Fund Index (which may or may not include the fund) is included for comparison to a peer group.


(8) The Russell MidCap Value Index measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.


(9) The Lipper Mid-Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Mid-Cap Value category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase have a below-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.


(10) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.


(11) The average annual total return given is since the month-end closest to the inception date of the class with the longest performance history.

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FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
---------------------------------------------------------------------------
(fees paid directly from                   BASIC      MID CAP       PREMIER
your investment)                BALANCED   BALANCED   BASIC VALUE   EQUITY
---------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering
price)                            None       None        None        None

Maximum Deferred Sales Charge
(Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                None       None        None        None
---------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES(1)
-----------------------------------------------------------------------------
(expenses that are deducted                BASIC      MID CAP       PREMIER
from fund assets)               BALANCED   BALANCED   BASIC VALUE   EQUITY
-----------------------------------------------------------------------------
Management Fees                   0.52%      0.65%       0.80%        0.63%

Distribution and/or Service
(12b-1) Fees                      None       None        None         None

Other Expenses                    0.61       0.32(2)     0.47(2)      0.09

Total Annual Fund Operating
Expenses                          1.13       0.97(3)     1.27(3)      0.72(4)

Fee Reimbursements                0.45(5)    None        None         None

Net Expenses                      0.68       0.97        1.27         0.72
-----------------------------------------------------------------------------


(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) Other Expenses are based on estimated average net assets for the current fiscal year.


(3) The funds' advisor has voluntarily agreed to waive advisory fees or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) for Basic Balanced's and Mid Cap Basic Value's Class A shares to 1.50% and 1.80%, respectively (e.g., if the advisor waives 0.07% and 0.12% of Class A share expenses for Basic Balanced and Mid Cap Basic Value, respectively, the advisor will also waive 0.07% and 0.12% of Institutional Class share expenses for Basic Balanced and Mid Cap Basic Value, respectively). In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest;
    (ii) taxes; (iii) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), as defined in the Financial Accounting Standard's Board's Generally Accepted Accounting Principles or as approved by the fund's Board of Trustees; (iv) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (v) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. These expense limitation agreements may be modified or discontinued without further notice to investors.


(4) The advisor has voluntarily agreed to waive a portion of the management fees on assets in excess of $5 billion. Total Annual Fund Operating Expenses net of this agreement are 0.71% for Premier Equity. Termination of this agreement requires approval by the Board of Trustees.


(5) The transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. This expense limitation agreement is in effect through December 31, 2004.


You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived, and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Balanced                         $ 69     $314      $579      $1,334
Basic Balanced                     99      309       536       1,190
Mid Cap Basic Value               129      403       697       1,534
Premier Equity                     74      230       401         894
---------------------------------------------------------------------

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   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the funds' operations and provides investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION


During the fiscal year ended December 31, 2003, the advisor received compensation of 0.52%, 0.58%, 0.68% and 0.62%, respectively, of Balanced's, Basic Balanced's, Mid Cap Basic Value's and Premier Equity's average daily net assets.


PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of each fund's portfolio are

BALANCED



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.

- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.

- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1994.


- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


BASIC BALANCED



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.


- Jan H. Friedli, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management.



- Scot W. Johnson, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1994.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



    They are assisted by the Basic Value and Investment Grade Teams. More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.


MID CAP BASIC VALUE



- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Timothy P. Beyer, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2003. From 2001 to 2003, he served as a portfolio manager with USAA. From 1996 to 2001, he was a portfolio manager with Bank of America.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------


- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 1998.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.


    They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

PREMIER EQUITY



- Ronald S. Sloan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1997.



- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was a full-time student.



- James C. Gassman, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2000. From 1998 to 2000, he was an equity analyst with Southwest Securities, Inc.



- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1995.



- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1987.



- Matthew W. Seinsheimer, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1995.



- Michael J. Simon, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager with Luther King Capital Management.



- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



    More information on the fund's management team may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Balanced and Basic Balanced expect that their distributions, if any, will consist of both capital gains and ordinary income. Mid Cap Basic Value and Premier Equity expect that their distributions, if any, will consist primarily of capital gains.

DIVIDENDS

Balanced and Basic Balanced generally declare and pay dividends, if any, quarterly. Mid Cap Basic Value and Premier Equity generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

    This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

    As of the date of this prospectus, Basic Balanced's and Mid Cap Basic Value's Institutional classes had not yet commenced operations and therefore, financial information for the Institutional Class is not available.


BALANCED



                                                                          INSTITUTIONAL CLASS
                                                                ---------------------------------------
                                                                                   MARCH 15, 2002 (DATE
                                                                YEAR ENDED         SALES COMMENCED)
                                                                DECEMBER 31,       TO DECEMBER 31,
                                                                  2003                 2002
                                                                ------------       --------------------
Net asset value, beginning of period                               $20.82                $ 25.81
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.44(a)                0.44(a)
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      3.20                  (4.83)
=======================================================================================================
    Total from investment operations                                 3.64                  (4.39)
=======================================================================================================
Less distributions from net investment income                       (0.52)                 (0.60)
=======================================================================================================
Net asset value, end of period                                     $23.94                $ 20.82
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                     17.71%                (17.16)%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $   10                $     8
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                   0.68%(c)               0.67%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.13%(c)               0.80%(d)
=======================================================================================================
Ratio of net investment income to average net assets                 2.02%(c)               2.50%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                            114%                    78%
_______________________________________________________________________________________________________
=======================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $8,824.
(d) Annualized.
(e) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


BASIC BALANCED


                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                               YEAR ENDED DECEMBER        (DATE OPERATIONS
                                                                       31,                COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
                                                              -------       -------       ------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05          0.11(a)            0.03(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.05         (1.28)              0.76
============================================================================================================
    Total from investment operations                             2.10         (1.17)              0.79
============================================================================================================
Less distribution from net investment income                    (0.06)        (0.12)             (0.04)
============================================================================================================
Net asset value, end of period                                $ 11.50       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 22.35%       (10.97)%             7.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,675       $32,414            $10,753
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.50%(c)      1.48%              1.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(c)      1.67%              2.89%(d)
============================================================================================================
Ratio of net investment income to average net assets             0.46%(c)      1.15%              1.16%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $40,154,641.
(d) Annualized.
(e) Not annualized for periods less than one year.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

MID CAP BASIC VALUE


                                                                                   CLASS A
                                                                ---------------------------------------------
                                                                     YEAR ENDED
                                                                    DECEMBER 31,            DECEMBER 31, 2001
                                                                ---------------------       (DATE OPERATIONS
                                                                 2003          2002          COMMENCED)
                                                                -------       -------       -----------------
Net asset value, beginning of period                            $  8.23       $  9.99            $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)        (0.06)(a)           0.00
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.13         (1.70)             (0.01)
=============================================================================================================
    Total from investment operations                               3.05         (1.76)             (0.01)
=============================================================================================================
Less distributions from net investment income                        --         (0.00)                --
=============================================================================================================
Net asset value, end of period                                  $ 11.28       $  8.23            $  9.99
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   37.06%       (17.62)%            (0.10)%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $55,372       $39,130            $   400
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.80%(c)      1.80%              1.80%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.92%(c)      1.93%            199.49%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.00)%(c)    (0.70)%            (0.31)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                              52%           41%                --
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $37,616,169.
(d) Annualized.

  ----------------------------------------------------------------------------
   AIM BALANCED o BASIC BALANCED o MID CAP BASIC VALUE o PREMIER EQUITY FUNDS
  ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

PREMIER EQUITY

                                                                       INSTITUTIONAL CLASS
                                                                ---------------------------------
                                                                                   MARCH 15, 2002
                                                                                    (DATE SALES
                                                                 YEAR ENDED        COMMENCED) TO
                                                                DECEMBER 31,        DECEMBER 31,
                                                                    2003                2002
                                                                ------------       --------------
Net asset value, beginning of period                               $ 7.55             $ 10.66
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       0.05(a)             0.03(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      1.87               (3.14)
=================================================================================================
    Total from investment operations                                 1.92               (3.11)
=================================================================================================
Net asset value, end of period                                     $ 9.47             $  7.55
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                     25.43%             (29.17)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $2,127             $ 2,255
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   0.71%(c)            0.66%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers                                                0.72%(c)            0.68%(d)
=================================================================================================
Ratio of net investment income to average net assets                 0.62%(c)            0.42%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                             37%                 36%
_________________________________________________________________________________________________
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $2,191,456.
(d) Annualized.
(e) Not annualized for periods less than one year.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the Institutional Classes of the AIM funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM fund Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                    OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant      Contact your financial consultant.            Same
                                    The financial consultant should mail your
                                    completed account application to the
                                    transfer agent,
                                    AIM Investment Services, Inc.,
                                    P.O. Box 0843,
                                    Houston, TX 77210-0843.
                                    The financial consultant should call the
                                    transfer agent at (800) 659-1005 to
                                    receive a reference number.
                                    Then, use the following wire instructions:
                                    Beneficiary Bank
                                    ABA/Routing #: 113000609
                                    Beneficiary Account Number: 00100366732
                                    Beneficiary Account Name: AIM Investment
                                    Services, Inc.
                                    RFB: Fund Name, Reference #
                                    OBI: Your Name, Account #
By Telephone                        Open your account as described above.         Call the transfer agent at (800) 659-1005
                                                                                  and wire payment for your purchase order
                                                                                  in accordance with the wire instructions
                                                                                  noted above.
----------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund.

INSTCL--04/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant         Contact your financial consultant.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at the day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.
--------------------------------------------------------------------------------

 EACH AIM AND INVESCO FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM OR INVESCO FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

REDEMPTIONS IN KIND
Although the AIM funds and the INVESCO funds generally intend to pay redemption proceeds solely in cash, the AIM funds and the INVESCO funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM fund's shares is the fund's net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds' shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund's net asset value. If a development/ event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.
                                                                   INSTCL--04/04

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------


    Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM and/or INVESCO fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

INSTCL--04/04

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

If you have questions about this fund, another fund in The AIM Family of Funds--registered trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

BY MAIL:               AIM Investment Services, Inc.
                       P.O. Box 4739
                       Houston, TX 77210-4739

BY TELEPHONE:          (800) 347-4246

ON THE INTERNET:       You can send us a request by
                       e-mail or download
                       prospectuses, annual or
                       semiannual reports via our
                       website:
                       http://www.aiminvestments.com

You can also review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------

   AIM Balanced Fund


   AIM Basic Balanced Fund


   AIM Mid Cap Basic Value Fund


   AIM Premier Equity Fund


   SEC 1940 Act file number: 811-1540


----------------------------------------


AIMinvestments.com     AFG-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                 AIM FUNDS GROUP
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919



                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASSES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM FUNDS GROUP LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASS SHARES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF THE PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:





                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246



                                   ----------



         THIS STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 2004, RELATES TO THE FOLLOWING PROSPECTUS FOR THE PORTFOLIOS NAMED BELOW:




                        FUND                                     DATED
                        ----                                     -----
      AIM BALANCED FUND - INSTITUTIONAL CLASS                APRIL 30, 2004
   AIM BASIC BALANCED FUND - INSTITUTIONAL CLASS             APRIL 30, 2004
AIM MID CAP BASIC VALUE FUND - INSTITUTIONAL CLASS           APRIL 30, 2004
   AIM PREMIER EQUITY FUND - INSTITUTIONAL CLASS             APRIL 30, 2004

                                 AIM FUNDS GROUP
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



                                                                                                                PAGE
GENERAL INFORMATION ABOUT THE TRUST................................................................................1
         Fund History..............................................................................................1
         Shares of Beneficial Interest.............................................................................1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS...........................................................3
         Classification............................................................................................3
         Investment Strategies and Risks...........................................................................3
                  Equity Investments...............................................................................5
                  Foreign Investments..............................................................................6
                  Debt Investments.................................................................................8
                  Other Investments...............................................................................11
                  Investment Techniques...........................................................................11
                  Derivatives.....................................................................................16
         Fund Policies............................................................................................22
         Temporary Defensive Positions............................................................................24

MANAGEMENT OF THE TRUST...........................................................................................24
         Board of Trustees........................................................................................24
         Management Information...................................................................................24
                  Trustee Ownership of Portfolio Shares...........................................................26
                  Factors Considered in Approving the Investment Advisory Agreement...............................26
         Compensation.............................................................................................26
                  Retirement Plan For Trustees....................................................................27
                  Deferred Compensation Agreements................................................................27
                  Purchase of Class A Shares of the Funds at Net Asset Value......................................27
         Codes of Ethics..........................................................................................28
         Proxy Voting Policies....................................................................................28

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................28

INVESTMENT ADVISORY AND OTHER SERVICES............................................................................28
         Investment Advisor.......................................................................................28
         Service Agreements.......................................................................................30
         Other Service Providers..................................................................................30

BROKERAGE ALLOCATION AND OTHER PRACTICES..........................................................................31
         Brokerage Transactions...................................................................................31
         Commissions..............................................................................................32
         Brokerage Selection......................................................................................32
         Directed Brokerage (Research Services)...................................................................33
         Regular Brokers or Dealers...............................................................................33
         Allocation of Portfolio Transactions.....................................................................33
         Allocation of Initial Public Offering ("IPO") Transactions...............................................33

PURCHASE, REDEMPTION AND PRICING OF SHARES........................................................................34
         Purchase and Redemption of Shares........................................................................34
         Redemptions by the Funds.................................................................................35
         Offering Price...........................................................................................35
         Redemption In Kind.......................................................................................36

         Backup Withholding.......................................................................................36

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..........................................................................37
         Dividends and Distributions..............................................................................37
         Tax Matters..............................................................................................38

DISTRIBUTION OF SECURITIES........................................................................................45
         Distributor..............................................................................................45

CALCULATION OF PERFORMANCE DATA...................................................................................45

PENDING LITIGATION................................................................................................50


APPENDICES:

RATINGS OF DEBT SECURITIES.......................................................................................A-1

TRUSTEES AND OFFICERS............................................................................................B-1

TRUSTEE COMPENSATION TABLE.......................................................................................C-1

PROXY POLICIES AND PROCEDURES....................................................................................D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................E-1

MANAGEMENT FEES..................................................................................................F-1

ADMINISTRATIVE SERVICES FEES.....................................................................................G-1

BROKERAGE COMMISSIONS............................................................................................H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES

OF REGULAR BROKERS OR DEALERS....................................................................................I-1

PERFORMANCE DATA.................................................................................................J-1

PENDING LITIGATION...............................................................................................K-1

FINANCIAL STATEMENTS..............................................................................................FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Funds Group (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of nine separate portfolios: AIM Balanced Fund, AIM Basic Balanced Fund, AIM European Small Company Fund, AIM Global Value Fund, AIM International Emerging Growth Fund, AIM Mid Cap Basic Value Fund, AIM Premier Equity Fund, AIM Select Equity Fund and AIM Small Cap Equity Fund (each a "Portfolio" and collectively the "Portfolios"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees of the Trust ("Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized on October 30, 1984, as a Massachusetts business trust. The Trust reorganized as a Delaware business trust on October 15, 1993. The following Portfolios were included in the reorganization: AIM Select Equity Fund and AIM Premier Equity Fund. In addition, on October 15, 1993, AIM Balanced Fund acquired all the assets and assumed all of the liabilities of AIM Convertible Securities Fund, Inc., a Maryland corporation. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993 relating to these Portfolios (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). Prior to July 13, 2001, AIM Select Equity Fund was known as AIM Select Growth Fund, and prior to May 1, 1998, such Fund was known as AIM Growth Fund. Each of the other Portfolios commenced operations as a series of the Trust. Prior to July 1, 2002, AIM Premier Equity Fund was known as AIM Value Fund. Prior to April 30, 2003, AIM Global Value Fund was known as AIM Worldwide Spectrum Fund.


SHARES OF BENEFICIAL INTEREST


         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.



         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Trust's books of account, and are charged with the expenses of such Portfolio and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board primarily on the basis of relative net assets, or other relevant factors.



         Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board.



         Each Fund (as defined herein) offers separate classes of shares as follows:


                                                                                           INSTITUTIONAL
            FUND                            CLASS A     CLASS B     CLASS C     CLASS R        CLASS
            ----                            -------     -------     -------     -------        -----
AIM Balanced Fund                              x           x           x           X             X
AIM Basic Balanced Fund                        x           x           x           X             X
AIM Mid Cap Basic Value Fund                   x           x           x           X             X
AIM Premier Equity Fund                        X           X           X           X             X

         This Statement of Additional Information relates solely to the Institutional Classes of these four Funds (each a "Fund" and collectively, the "Funds").

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class.

         Each share of a Portfolio has the same voting, dividend, liquidation and other rights; however, each class of shares of a Portfolio is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Portfolio are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Portfolio. However, on matters affecting an individual Portfolio or class of shares, a separate vote of shareholders of that Portfolio or class is required. Shareholders of a Portfolio or class are not entitled to vote on any matter which does not affect that Portfolio or class but that requires a separate vote of another Portfolio or class. An example of a matter that would be voted on separately by shareholders of each Portfolio is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Portfolio are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                 AIM FUNDS GROUP

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


SECURITY/   \                                                               AIM MID CAP
INVESTMENT   \                          AIM BALANCED        AIM BASIC       BASIC VALUE     AIM PREMIER
TECHNIQUE     \       FUND                  FUND          BALANCED FUND        FUND         EQUITY FUND
------------------------------------      ---------       -------------      ---------      -----------
                                              EQUITY INVESTMENTS

            Common Stock                      X                 X                X                X
           Preferred Stock                    X                 X                X                X
       Convertible Securities                 X                 X                X                X
             Alternative                      X                 X                X                X
          Entity Securities

                                              FOREIGN INVESTMENTS

         Foreign Securities                   X                 X                X                X
   Foreign Government Obligations             X                 X                X                X
    Foreign Exchange Transactions             X                 X                X                X

                                                DEBT INVESTMENTS

     U.S. Government Obligations              X                 X                X                X
  Mortgage-Backed and Asset-Backed            X                 X
             Securities
 Collateralized Mortgage Obligations          X
   Investment Grade Corporate Debt            X                 X                X                X
             Obligations
             Junk Bonds
            Liquid Assets                     X                 X                X                X

                                               OTHER INVESTMENTS

                REITs                         X                 X                X                X
          Other Investment                    X                 X                X                X
              Companies
        Defaulted Securities
     Municipal Forward Contracts
Variable or Floating Rate Instruments
         Indexed Securities
     Zero-Coupon and Pay-in-Kind
             Securities
   Synthetic Municipal Instruments

                                             INVESTMENT TECHNIQUES

    Delayed Delivery Transactions             X                 X                X                X
       When-Issued Securities                 X                 X                X                X
             Short Sales                      X                 X                X                X
         Margin Transactions
           Swap Agreements                    X                 X                X                X
           Interfund Loans                    X                 X                X                X
              Borrowing                       X                 X                X                X

SECURITY/   \                                                               AIM MID CAP
INVESTMENT   \                          AIM BALANCED        AIM BASIC       BASIC VALUE     AIM PREMIER
TECHNIQUE     \       FUND                  FUND          BALANCED FUND        FUND         EQUITY FUND
------------------------------------      ---------       -------------      ---------      -----------
    Lending Portfolio Securities              X                 X                X                X
        Repurchase Agreements                 X                 X                X                X
    Reverse Repurchase Agreements             X                 X                X                X
            Dollar Rolls                      X                 X
         Illiquid Securities                  X                 X                X                X
        Rule 144A Securities                  X                 X                X                X
         Unseasoned Issuers                   X                 X                X                X
       Portfolio Transactions
   Sale of Money Market Securities
         Standby Commitments

                                                 DERIVATIVES

      Equity-Linked Derivatives               X                 X                X                X
             Put Options                      X                 X                X                X
            Call Options                      X                 X                X                X
              Straddles                       X                 X                X                X
              Warrants                        X                 X                X                X
  Futures Contracts and Options on            X                 X                X                X
          Futures Contracts
     Forward Currency Contracts               X                 X                X                X
                Cover                         X                 X                X                X


Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to the equivalent of common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         Each Fund may invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the

Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


         Risks of Developing Countries. The Funds may each invest up to 5% of their total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.



         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities.. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."


         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.


         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM Balanced Fund may invest in CMOs. The Fund can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.


         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.


         FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

         Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

         Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


         Descriptions of debt securities ratings are found in Appendix A.


         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fundwill segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or mortgage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.


         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investments in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investments in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."


         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment or any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."


         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. The Funds, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of each Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.


         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or, forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

FUND POLICIES


         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.


         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other AIM Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.



         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.


         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.


         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 331/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.


         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


         (7) AIM Mid Cap Basic Value Fund normally invests at least 80% of its assets in securities of mid-capitalization companies that offer potential for capital growth. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.



         (8) AIM Premier Equity Fund normally invests at least 80% of its assets in equity securities, including convertible securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.



         (9) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents, or high-quality debt obligations. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES


         The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.


MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.


         The standing committees of the Board are the Audit Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.



         The members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between Fund management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;
(ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation;
(iv) assisting the Board's oversight of each Fund's compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to each Fund by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by each Fund's independent auditors to the Fund's investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in each Fund's annual proxy statement. During the fiscal year ended December 31, 2003, the Audit Committee held eight meetings.


         The members of the Governance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden, Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment:
(a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Trust.


         The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2003, the Governance Committee held six meetings.


         Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


         The members of the Investments Committee are Messrs. Baker, Bayley, Bunch, Crockett, Dowden (Chair), Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended December 31, 2003, the Investments Committee held four meetings.



         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair) and Miss Quigley (Vice Chair). The Valuation Committee meets on an ad hoc basis when the Board is not available to review matters related to valuation. During the fiscal year ended December 31, 2003, the Valuation Committee held one meeting.

         The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn, and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Funds ("market timing") and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended December 31, 2003, the Special Committee Relating to Market Timing issues did not meet.


Trustee Ownership of Portfolio Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Portfolios and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM (the "Advisory Agreement") was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the Advisory Agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.


         After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreement was fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreement would have been obtained through arm's length negotiations. The Board therefore concluded that the Advisory Agreement was in the best interests of each Fund and its shareholders and approved the Advisory Agreement.


COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.


         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003 is found in Appendix C.


Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefit will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value


         The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES


         The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.



         Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.


         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.


         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


         Pursuant to the Master Investment Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:


         FUND NAME                                                NET ASSETS                      ANNUAL RATE
         ---------                                                ----------                      -----------
AIM Balanced Fund                                            First $150 million                          0.75%
                                                             Amount over $150 million                    0.50%

AIM Basic Balanced Fund                                      First $1 billion                            0.65%
                                                             Next $4 billion                             0.60%
                                                             Amount over $5 billion                      0.55%

AIM Mid Cap Basic Value Fund                                 First $1 billion                            0.80%
                                                             Next $4 billion                             0.75%
                                                             Over $5 billion                             0.70%

AIM Premier Equity Fund*                                     First $150 million                          0.80%
                                                             Amount over $150 million                   0.625%

* See currently effective fee schedule below.


         AIM has voluntarily agreed to waive advisory fees payable by AIM Premier Equity Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Termination of this agreement requires approval by the Board.


         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."



         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix F.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

OTHER SERVICE PROVIDERS


         TRANSFER AGENT. AIM Investment Services, Inc., formerly, A I M Fund Services, Inc., ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.


         The Transfer Agency and Service Agreement between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AIS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AIS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.


         It is anticipated that most investors will perform their own subaccounting. AIS has contractually agreed to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. The expense limitation agreement is in effect through December 31, 2004.

         CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.


         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board has selected PricewaterhouseCoopers LLP, 1201 Louisiana St., Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.


         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Brokerage commissions paid by each of the Funds for the last three fiscal years ended December 31 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or accounts (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include providing electronic communications of trade information, providing custody services, as well as providing equipment used to communicate research information and providing specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, arranging meetings with management of companies, and providing access to consultants who supply research information.


         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to provide a more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.


         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.


DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2003 is found is Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, and any other AIM Fund which has more than 5% of its outstanding shares owned by AIM or one of its affiliates, officers, directors or employees, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

         When any AIM Funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AIS for correction of transactions involving Fund shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation.

         AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

         Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts in such plans.

REDEMPTIONS BY THE FUNDS

         If the Funds determine that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Funds may, at their discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Funds' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE


         Shares of the Institutional Class of a Fund are offered at net asset value.


Calculation of Net Asset Value


         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.


         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of a Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND


         Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period.


BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         It is the present policy of AIM Mid Cap Basic Value Fund and AIM Premier Equity Fund to declare and pay annually net investment income dividends and capital gain distributions. It is the present policy of AIM Balanced Fund and AIM Basic Balanced Fund to declare and pay quarterly net investment income dividends and declare and pay annually capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income tax.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.


         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, a fund may make an election to treat such loss as capital.


         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest

(including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.


          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers to the extent discussed below.


         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Fund's fiscal year ending December 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.


         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.


         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares -- Backup Withholding."

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on April 30, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into master distribution agreements as amended, relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time, at its expense pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the public offering price of the shares sold or of average daily net assets of the Funds attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where           P       =    a hypothetical initial payment of $1,000;

                T       =    average annual total return (assuming the
                             applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

                n       =    number of years; and

                ERV     =    ending redeemable value of a hypothetical $1,000
                             payment at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix J.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge, since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where           P      =   a hypothetical initial payment of $1,000;

                U      =   average annual total return assuming payment of
                           only a stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

                n      =   number of years; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where           P      =   a hypothetical initial payment of $1,000.

                V      =   cumulative total return assuming payment of all of, a
                           stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

                ERV    =   ending redeemable value of a hypothetical $1,000
                           payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Institutional Class shares for the one, five, and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix J.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T)  = ATV
                                              D

Where           P        =   a hypothetical initial payment of $1,000;

                T        =   average annual total return (after taxes on
                             distributions);

                n        =   number of years; and

                ATV      =   ending value of a hypothetical $1,000 payment made
                   D         at the beginning of the one, five, or ten year
                             periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix J.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T)  = ATV
                                              DR

Where           P        =   a hypothetical initial payment of $1,000;
                T        =   average annual total return (after taxes on
                             distributions and redemption);

                n        =   number of years; and

                ATV      =   ending value of a hypothetical $1,000 payment made
                   DR        at the beginning of the one, five, or ten year
                             periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are found in Appendix J.

Yield Quotation

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for each Fund is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where          a    =   dividends and interest earned during a stated 30-day
                        period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date.
                        Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

               b   =    expenses accrued during period (net of reimbursements).

               c   =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

               d   =    the maximum offering price per share on the last day of
                        the period.


         The yield for the AIM Balanced Fund and AIM Basic Balanced Fund for the 30 day period ended December 31, 2003 is found in Appendix J.


Performance Information

         All advertisements for the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.


         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:



Advertising Age                Financial Planning             Investor's Business Daily
Barron's                       Financial Product News         Journal of the American
Best's Review                  Financial Services Week          Society of CLU & ChFC
Bloomberg                      Financial World                Kiplinger Letter
Broker World                   Forbes                         Money
Business Week                  Fortune                        Mutual Fund Forecaster
Changing Times                 Hartford Courant               Nation's Business
Christian Science Monitor      Inc.                           New York Times
Consumer Reports               Institutional Investor         Pension World
Economist                      Insurance Forum                Pensions & Investments
FACS of the Week               Insurance Week                 Personal Investor

Philadelphia Inquirer               Wall Street Journal                 PBS
The Bond Buyer                      Washington Post
USA Today                           CNN
U.S. News & World Report            CNBC



         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:


         Bank Rate Monitor
         Bloomberg
         Factset Data Systems
         Lipper, Inc.
         Morningstar, Inc.
         Standard & Poor's
         Strategic Insight
         Thompson Financial


         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Lehman Brothers U.S. Aggregate Bond Index
         Lipper Balanced Fund Index
         Lipper Large Cap Core Fund Index
         Lipper Large Cap Value Fund Index
         Russell 3000--Registered Trademark-- Index
         Russell 1000--Registered Trademark-- Value
         Standard & Poor's 500 Stock Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing), variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                               PENDING LITIGATION


         A number of civil lawsuits, including purported class action and shareholder derivative suits, have been filed that involved one or more AIM or INVESCO Funds, their former and/or current investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties. A list of such lawsuits that have been served, or for which service of process has been waived, as of March 18, 2004 is set forth in Appendix K.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

          Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

          In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

          Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS


                              As of April 30, 2004



--------------------------------------------------------------------------------
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 112 portfolios in the AIM Funds and INVESCO Funds complex, except for Messrs. Baker, Bunch, Lewis and Soll who oversee 111 portfolios in the AIM and INVESCO Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.
--------------------------------------------------------------------------------





                              TRUSTEE
   NAME, YEAR OF BIRTH AND     AND/OR                                                                OTHER
      POSITION(s) HELD        OFFICER                                                          TRUSTEESHIP(s) HELD
       WITH THE TRUST          SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS             BY TRUSTEE
---------------------------   -------   ----------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1) --  1946   1992     Director and Chairman, A I M Management Group Inc.      None
Trustee, Chairman and                   (financial services holding company); Director and
President                               Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP
                                        PLC - AIM Division (parent of AIM and a global
                                        investment management firm)

                                        Formerly: President and Chief Executive Officer, A I
                                        M Management Group Inc.; Director, Chairman and
                                        President, A I M Advisors, Inc. (registered
                                        investment advisor); Director and Chairman, A I M
                                        Capital Management, Inc. (registered investment
                                        advisor), A I M Distributors, Inc. (registered broker
                                        dealer), AIM Investment Services, Inc., (registered
                                        transfer agent), and Fund Management Company
                                        (registered broker dealer); and Chief Executive
                                        Officer, AMVESCAP PLC - Managed Products

Mark H. Williamson(2) -- 1951  2003     Director, President and Chief Executive Officer, A I    None
Trustee and Executive Vice              M Management Group Inc. (financial services holding
President                               company); Director, Chairman and President, A I M
                                        Advisors, Inc. (registered investment advisor);
                                        Director, A I M Capital Management, Inc. (registered
                                        investment advisor) and A I M Distributors, Inc.
                                        (registered broker dealer); Director and Chairman,
                                        AIM Investment Services, Inc. (registered transfer
                                        agent), and Fund Management Company (registered
                                        broker dealer); and Chief Executive Officer, AMVESCAP
                                        PLC - AIM Division (parent of AIM and a global
                                        investment management firm)

                                        Formerly:  Director, Chairman, President and Chief
                                        Executive Officer, INVESCO Funds Group, Inc.; and
                                        INVESCO Distributors, Inc.; Chief Executive Officer,
                                        AMVESCAP PLC - Managed Products; Chairman and Chief
                                        Executive Officer of NationsBanc Advisors, Inc.; and
                                        Chairman of NationsBanc Investments, Inc.



(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.


                              TRUSTEE
   NAME, YEAR OF BIRTH AND     AND/OR                                                                OTHER
      POSITION(s) HELD        OFFICER                                                          TRUSTEESHIP(s) HELD
       WITH THE TRUST          SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS             BY TRUSTEE
---------------------------   -------   ----------------------------------------------------   --------------------
INDEPENDENT TRUSTEES

Bob R. Baker - 1936            2003     Retired                                                 None
Trustee
                                        Formerly:  President and Chief Executive Officer, AMC
                                        Cancer Research Center; and Chairman and Chief
                                        Executive Officer, First Columbia Financial
                                        Corporation

Frank S. Bayley -- 1939        2001     Of Counsel, law firm of Baker & McKenzie                Badgley Funds, Inc.
Trustee                                                                                         (registered
                                        Formerly:  Partner, law firm of Baker & McKenzie        investment company)

James T. Bunch - 1942          2003     Co-President and Founder, Green, Manning & Bunch,       None
Trustee                                 Ltd. (investment banking firm); and Director, Policy
                                        Studies, Inc. and Van Gilder Insurance Corporation

Bruce L. Crockett -- 1944      1987     Chairman, Crockett Technology Associates (technology    ACE Limited
Trustee                                 consulting company)                                     (insurance company);
                                                                                                and Captaris, Inc.
                                                                                                (unified messaging
                                                                                                provider)

Albert R. Dowden -- 1941       2000     Director of a number of public and private business     Cortland Trust, Inc.
Trustee                                 corporations, including the Boss Group, Ltd. (private   (Chairman)
                                        investment and management) and Magellan Insurance       (registered
                                        Company                                                 investment company);
                                                                                                Annuity and Life Re
                                        Formerly:  Director, President and Chief Executive      (Holdings), Ltd.
                                        Officer, Volvo Group North America, Inc.; Senior Vice   (insurance company)
                                        President, AB Volvo; and director of various
                                        affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935    1998     Retired                                                 None
Trustee
                                        Formerly: Chairman, Mercantile Mortgage Corp.;
                                        President and Chief Operating Officer,
                                        Mercantile-Safe Deposit & Trust Co.; and President,
                                        Mercantile Bankshares Corp.

Jack M. Fields -- 1952         1997     Chief Executive Officer, Twenty First Century Group,    Administaff, and
Trustee                                 Inc. (government affairs company) and Texana Timber     Discovery Global
                                        LP (sustainable forestry company)                       Education Fund
                                                                                                (non-profit)


                              TRUSTEE
   NAME, YEAR OF BIRTH AND     AND/OR                                                                OTHER
      POSITION(s) HELD        OFFICER                                                          TRUSTEESHIP(s) HELD
       WITH THE TRUST          SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS             BY TRUSTEE
---------------------------   -------   ----------------------------------------------------   --------------------
Carl Frischling -- 1937        1993     Partner, law firm of Kramer Levin Naftalis and          Cortland Trust, Inc.
Trustee                                 Frankel LLP                                             (registered
                                                                                                investment company)

Gerald J. Lewis - 1933         2003     Chairman, Lawsuit Resolution Services (San Diego,       General Chemical
Trustee                                 California)                                             Group, Inc.

                                        Formerly:  Associate Justice of the California Court
                                        of Appeals

Prema Mathai-Davis -- 1950     1998     Formerly: Chief Executive Officer, YWCA of the USA      None
Trustee

Lewis F. Pennock -- 1942       1992     Partner, law firm of Pennock & Cooper                   None
Trustee

Ruth H. Quigley -- 1935        2001     Retired                                                 None
Trustee

Louis S. Sklar -- 1939         1993     Executive Vice President, Development and Operations,   None
Trustee                                 Hines Interests Limited Partnership (real estate
                                        development company)

Larry Soll, Ph.D. - 1942       2003     Retired                                                 None
Trustee

OTHER OFFICERS

Kevin M. Carome - 1956         2003     Director, Senior Vice President, Secretary and          N/A
Senior Vice President,                  General Counsel, A I M Management Group Inc.
Secretary and Chief Legal               (financial services holding company) and A I M
Officer                                 Advisors, Inc.; Vice President, A I M Capital
                                        Management, Inc., A I M Distributors, Inc. and AIM
                                        Investment Services, Inc.; and Director, Vice
                                        President and General Counsel, Fund Management Company

                                        Formerly:  Senior Vice President and General Counsel,
                                        Liberty Financial Companies, Inc.; and Senior Vice
                                        President and General Counsel, Liberty Funds Group,
                                        LLC

Robert G. Alley -- 1948        1992     Managing Director, Chief Fixed Income Officer and       N/A
Vice President                          Senior Investment Officer, A I M Capital Management,
                                        Inc. and Vice President, A I M Advisors, Inc.

                              TRUSTEE
   NAME, YEAR OF BIRTH AND     AND/OR                                                                OTHER
      POSITION(s) HELD        OFFICER                                                          TRUSTEESHIP(s) HELD
       WITH THE TRUST          SINCE       PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS             BY TRUSTEE
---------------------------   -------   ----------------------------------------------------   --------------------
Stuart W. Coco - 1955          1992     Managing Director and Director of Money Market          N/A
Vice President                          Research and Special Projects, A I M Capital
                                        Management, Inc.; and Vice President, A I M Advisors,
                                        Inc.

Melville B. Cox -- 1943        1992     Vice President and Chief Compliance Officer, A I M      N/A
Vice President                          Advisors, Inc. and A I M Capital Management, Inc.;
                                        and Vice President, AIM Investment Services, Inc.

Sidney M. Dilgren -- 1961      2004     Vice President and Fund Treasurer, A I M Advisors,      N/A
Vice President and                      Inc.;
Treasurer                               Formerly:  Vice President, A I M Distributors, Inc.;
                                        and Senior Vice President, AIM Investment Services,
                                        Inc.

Karen Dunn Kelley - 1960       1992     Director of Cash Management, Managing Director and      N/A
Vice President                          Chief Cash Management Officer,  A I M Capital
                                        Management, Inc.; Director and President, Fund
                                        Management Company, and Vice President, A I M
                                        Advisors, Inc..

Edgar M. Larsen-- 1940         1999     Director and Executive Vice President, A I M            N/A
Vice President                          Management Group Inc., Director and Senior Vice
                                        President, A I M Advisors, Inc.; and
                                        Director, Chairman, President, Director
                                        of Investments, Chief Executive Officer
                                        and Chief Investment Officer, A I M
                                        Capital Management, Inc.

          TRUSTEE OWNERSHIP OF PORTFOLIO SHARES AS OF DECEMBER 31, 2003


                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES IN ALL
                                                                                               REGISTERED INVESTMENT
                                                                                               COMPANIES OVERSEEN BY
                                               PER PORTFOLIO                                        TRUSTEE IN
     NAME OF TRUSTEE                 DOLLAR RANGE OF EQUITY SECURITIES            THE AIM FAMILY OF FUNDS--Registered Trademark--
-------------------------   ---------------------------------------------------   -----------------------------------------------
Robert H. Graham            Balanced                          Over $100,000                 Over $100,000

                            Basic Balanced                    Over $100,000

                            Premier Equity                    Over $100,000

                            Small Cap Equity                  Over $100,000

Mark H. Williamson          European Small Company           $10,001 - $50,000              Over $100,000
                            International Emerging Growth    $10,001 - $50,000
                            Mid Cap Basic Value             $50,001 - $100,000

Bob R. Baker                International Emerging Growth        Over $100,000              Over $100,000
                            Small Cap Equity                     Over $100,000

Frank S. Bayley             European Small Company                $1 - $10,000           $50,001 - $100,000
                            Premier Equity                        $1 - $10,000

James T. Bunch              [                                                ]              Over $100,000

Bruce L. Crockett           Mid Cap Basic Value                $1 - $10,000               $10,001 - $50,000

                            Small Cap Equity                   $1 - $10,000

Albert R. Dowden            Small Cap Equity              $10,001 - $50,000                 Over $100,000

Edward K. Dunn, Jr.                                - 0 -                                   Over $100,000(3)

Jack M. Fields              Premier Equity                    Over $100,000                Over $100,000(3)

Carl Frischling             Basic Balanced                 $50,001 - $100,000              Over $100,000(3)

                            European Small Company          $50,001- $100,000

                            International Emerging Growth  $50,001 - $100,000

                            Premier Equity                  $50,001- $100,000

Gerald J. Lewis                                     -0-                                  $50,001 - $100,000

Prema Mathai-Davis                                  -0-                                     $1 - $10,000(3)



(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

Lewis F. Pennock            Balanced                      $10,001 - $50,000              $50,001 - $100,000

Ruth H. Quigley                                     -0-                                      $1 -$10,000

Louis S. Sklar                                     - 0 -                                   Over $100,000(3)

Larry Soll, Ph.D.                                 [- 0 -]                                   Over $100,000





(3) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:


                                                                                 ESTIMATED
                                                                                   ANNUAL
                                                                RETIREMENT        BENEFITS
                                             AGGREGATE           BENEFITS           UPON                TOTAL
                                         COMPENSATION FROM       ACCRUED          RETIREMENT         COMPENSATION
                                                THE               BY ALL         FROM ALL AIM        FROM ALL AIM
               TRUSTEE                        TRUST(1)         AIM FUNDS(2)        FUNDS (3)           FUNDS (4)
-------------------------------------   -------------------  ----------------  -----------------  ------------------
Bob R. Baker(5)                                   $3,326            $32,635          $114,131          $154,554
Frank S. Bayley                                   18,432            131,228            90,000           159,000
James T. Bunch(5)                                  3,326             20,436            90,000           138,679
Bruce L. Crockett                                 18,554             46,000            90,000           160,000
Albert R. Dowden                                  18,432             57,716            90,000           159,000
Edward K. Dunn, Jr.                               18,554             94,860            90,000           160,000
Jack M. Fields                                    18,427             28,036            90,000           159,000
Carl Frischling(6)                                18,554             40,447            90,000           160,000
Gerald J. Lewis(5)                                 3,326             20,436            90,000           142,054
Prema Mathai-Davis                                18,554             33,142            90,000           160,000
Lewis F. Pennock                                  18,554             49,610            90,000           160,000
Ruth H. Quigley                                   18,554            126,050            90,000           160,000
Louis S. Sklar                                    18,554             72,786            90,000           160,000
Larry Soll(5)                                      3,326             48,830           108,090           140,429




(1) Amounts shown are based on the fiscal year ended December 31, 2003. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2003, including earnings, was $67,181.



(2) During the fiscal year ended December 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $91,207.


(3) These amounts represent the estimated annual benefits payable by the AIM Funds and INVESCO Funds upon the trustee's retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.


(5) Messrs. Baker, Bunch, Lewis and Dr. Soll were elected as trustees of the Trust on October 21, 2003.



(6) During the fiscal year ended December 31, 2003 the Trust paid $66,385 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                          PROXY POLICIES AND PROCEDURES

Reviewed by the AIM Funds Board of Directors/Trustees June 10, 2003
Adopted by the Board of Directors of each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. June 26, 2003

                         (REVISED AS OF JANUARY 8, 2004)

A.       PROXY POLICIES

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.       BOARDS OF DIRECTORS

         A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

         There are some actions by directors that should result in votes being withheld. These instances include directors who:

         o Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

         o Attend less than 75 percent of the board and committee meetings without a valid excuse;

         o Implement or renew a dead-hand or modified dead-hand poison pill;

         o        Sit on the boards of an excessive number of companies;

         o Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

         o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

         o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

         o Long-term financial performance of the target company relative to its industry;

         o        Management's track record;

         o        Portfolio manager's assessment;

         o        Qualifications of director nominees (both slates);

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

         o        Background to the proxy contest.

II.      INDEPENDENT AUDITORS

         A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

         o It is not clear that the auditors will be able to fulfill their function;

         o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

         o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

III.     COMPENSATION PROGRAMS

         Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

         o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

         o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.


         o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.


         o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

         o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

IV.      CORPORATE MATTERS

         We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

         o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable PROSPECTS FOR THE combined companies, and will not have a negative impact on corporate governance or shareholder rights.

         o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

         o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

         o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

V.       SHAREHOLDER PROPOSALS

         Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

         o We will generally abstain from shareholder social and environmental proposals.

         o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

         o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

         o We will generally vote for proposals to lower barriers to shareholder action.

         o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.      OTHER

         o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

         o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

         o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

         AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       PROXY COMMITTEE PROCEDURES

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Directors/Trustees:

            1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

            2. AIM will not publicly announce its voting intentions and the reasons therefore.

            3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

            4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       BUSINESS/DISASTER RECOVERY

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       RESTRICTIONS AFFECTING VOTING

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       CONFLICTS OF INTEREST

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


         A shareholder who owns beneficially 25% or more of the outstanding securities of a Portfolio is presumed to "control" that Portfolio as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


All information listed below is as of April 5, 2004.

AIM BALANCED FUND

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers        6.46%           6.87%           13.46%             --                --
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246-6484

Reliance Trust Co.
FBO Tahoe Regional Planning Agency         --              --              --             11.34%              --
PO Box 48529
Atlanta, GA 30362-1529

A I M Advisors, Inc
ATTN:  David Hessel                        --              --              --               --             100.00%(1)
11 Greenway Plaza, Suite 100
Houston, TX 77046



(1) Owned of record and beneficially.

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
Branch Banking Trust TTE
FBO W.E. Stanley & Co.
Inc.
OMNIBUS Daily 401k
FBO WE Stanley & Co.                       --              --              --             15.51%              --
300 E Wendover Avenue,
Ste 100
Greensboro, NC  27401-1221

AMVESCAP National Trust
Company TTEE
FBO Big Horn Basin
Orthopedic Clinic                          --              --              --             21.73%              --
Profit PC Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

MCB Trust Services Cust FBO
Crittenden Health Systems 401k             --              --              --             13.91%              --
700 17th Street, Ste. 300
Denver, CO 80202-3531

AMVESCAP National Trust Co. FBO
West Boylston Insurance Agency
Inc. 401(k) Plan                           --              --              --             5.37%               --
P.O. Box 105779
Atlanta, GA 30348-5779

AIM BASIC BALANCED FUND

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers           --            5.37%            7.40%             N/A              N/A
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484
                                                                                             --               --


AIM EUROPEAN SMALL COMPANY FUND


                                             CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                                         -----------------------     ----------------------     ---------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
--------------------------------------   -----------------------     ----------------------     ---------------------
FTC & Co. Datalynx                                5.56%                       --                         --
PO Box 173736
Denver, CO   80217-3736

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                   --                       7.44%                     13.34%
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246-6484

AIM GLOBAL VALUE FUND

                                             CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                                         -----------------------     ----------------------     ---------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
--------------------------------------   -----------------------     ----------------------     ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                 8.39%                      7.28%                        --
ATTN: Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL 32246-6484


AIM INTERNATIONAL EMERGING GROWTH FUND

                                             CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                                         -----------------------     ----------------------     ---------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
--------------------------------------   -----------------------     ----------------------     ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                 7.38%                      7.70%                      19.69%
ATTN:  Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL   32246-6484

AIM MID CAP BASIC VALUE FUND

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers         6.10%             --             6.47%             N/A              N/A
ATTN:  Fund Administration
4800 Deer Lake Dr, East,
2nd Floor
Jacksonville, FL  32246-6484
                                                                                             --               --


AIM PREMIER EQUITY FUND

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
Citigroup Global Markets
House Acct.
Attn:  Cindy Tempesta, 17th Floor         6.47%            8.34%           10.03%             --               --
333 West 34th Street
New York, NY   10001-2402

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
ATTN:  Fund Administration                8.00%            8.81%           18.55%             --               --
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL   32246-6484

                                                                                                         INSTITUTIONAL
                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES     CLASS SHARES
                                     --------------  --------------  ---------------  --------------   ----------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE        PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF          OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD            RECORD
----------------------------------   --------------  --------------  ---------------  --------------   ----------------
APB025 Logan Bank & Trust Co.
401k Plan                                   --               --               --           15.43%              --
PO Box 505
Warrendale, PA   15086-0505

Reliance Trust Company CSDN FBO
Olmos Equipment Inc. 401k Ret.
Plan                                        --               --             8.16%             --               --
PO Box 48529
Atlanta, GA 30362-1529

AMVESCAP National Trust Company
TTEE
FBO Guys Inc. 401(k) Profit                 --               --               --            1.54%              --
Sharing Plan
P.O. Box 105779
Atlanta, GA 30348-5779

Circle Trust Company Custodian
For
Milikin Mandt Associates Inc.
IRA Omnibus Account                         --               --               --            8.44%              --
Metro Center
One Station Place
Stanford, CT 06902-6800

Airbrush Images 401k Plan
Daniel E. Hendricks TTEE                    --               --               --            7.48%              --
850 N FM 3083
Conroe, TX 77303-1850

First Command Bank Trust
Attention: Trust Department                 --               --               --                            88.29
P.O. Box 901075
Fort Worth, TX 76101-2075

First Command Bank Trust
Attention: Trust Department                 --               --               --              --            11.71%
P.O. Box 901075
Fort Worth, TX 76101-2075

AIM SELECT EQUITY FUND

                                             CLASS A SHARES             CLASS B SHARES             CLASS C SHARES
                                         -----------------------     ----------------------     ---------------------
NAME AND ADDRESS OF                        PERCENTAGE OWNED OF        PERCENTAGE OWNED OF       PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                    RECORD                     RECORD
--------------------------------------   -----------------------     ----------------------     ---------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers                 5.29%                      7.58%                     12.70%
ATTN:  Fund Administration
4800 Deer Lake Dr., East, 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets House Account
ATTN: Cindy Tempesta, 7th Floor
333 West 34th Street                                --                       5.79%                       --
New York, NY 10001-2402


AIM SMALL CAP EQUITY FUND


                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES
                                     --------------  --------------  ---------------  --------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD
----------------------------------   --------------  --------------  ---------------  --------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers          8.02%           6.49%          18.66%            --
ATTN:  Fund Administration
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL   32246-6484

Capital Bank & Trust Co TTEE
FBO West Virginia Newspaper
Publishing Co
401k Plan                                    --              --              --          10.19%
c/o Planpremier / FASCORP
8515 E. Orchard Rd # 2T2
Greenwood Vlg, CO 80111-5002

Reliance Trust Co.
FBO Knightsbridge Solutions 401k             --              --              --           9.98%
P.O. Box 48529
Atlanta, GA  30362-1529


                                     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   CLASS R SHARES
                                     --------------  --------------  ---------------  --------------
                                       PERCENTAGE      PERCENTAGE      PERCENTAGE       PERCENTAGE
NAME AND ADDRESS OF                     OWNED OF        OWNED OF        OWNED OF         OWNED OF
PRINCIPAL HOLDER                         RECORD          RECORD          RECORD           RECORD
----------------------------------   --------------  --------------  ---------------  --------------
Capital Bank & Trust Co TTEE
FBO Applied Underwriters Inc 401k
c/o Planpremier / Fastcorp                   --              --              --           7.80%
8515 E. Orchard Rd. #2T2
Greenwood Vlg, CO 80111-5002

BISYS Retirement Services FBO
Webb Ziesenheim Law Firm
700 17th Street                              --              --              --           5.75%
Suite 300
Denver, CO 80202-3531

Capital Bank & Trust Co. TTEE
FBO McGinnis food Center 401k Plan
c/o Planpremier / Fastcorp                   --              --              --           5.40%
8515 E. Orchard Rd. Ste 2T2
Greenwood Vlg, CO 80111-5002

Reliance Trust Company Cust 401k
FBO Energy Investors Management
Sav and Inv Plan                             --              --              --           5.34%
P.O. Box 48529
Atlanta, GA  30362-1529


MANAGEMENT OWNERSHIP


         As of April 5, 2004, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Portfolio.

                                   APPENDIX F
                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fee paid by each Fund were as follows:


     FUND NAME                            2003                                            2002
---------------------   ---------------------------------------------    --------------------------------------------
                        MANAGEMENT     MANAGEMENT       NET MANAGEMENT   MANAGEMENT     MANAGEMENT      NET MANAGEMENT
                        FEE PAYABLE    FEE WAIVERS         FEE PAID      FEE PAYABLE    FEE WAIVERS        FEE PAID
                        -----------    -----------        -----------    -----------    -----------       -----------
AIM Balanced Fund       $12,247,956    $    26,441        $12,221,515    $16,549,642    $    42,255       $16,507,397

AIM Basic Balanced                          87,087            675,685                       124,214           301,271
Fund(1)                     762,772                                          425,485

AIM Mid Cap Basic                           87,608            498,340                        65,709           330,635
Value Fund(2)               585,948                                          396,344

AIM Premier Equity
Fund                     56,790,898      1,170,110         55,620,788     83,590,822      3,054,474        80,536,348






     FUND NAME                            2001
---------------------   -----------------------------------------
                        MANAGEMENT    MANAGEMENT   NET MANAGEMENT
                        FEE PAYABLE   FEE WAIVERS     FEE PAID
                        -----------   -----------  --------------
AIM Balanced Fund       $20,891,477   $    19,008   $20,872,469

AIM Basic Balanced                                          -0-
Fund(1)                      29,174        29,174

AIM Mid Cap Basic                                           -0-
Value Fund(2)                    22            22

AIM Premier Equity      133,647,827     8,961,757   124,686,070
Fund





(1) Commenced operations on September 28, 2001



(2) Commenced operations on December 31, 2001

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:


             FUND NAME                          2003                   2002                   2001
-----------------------------------        ---------------        ---------------        ---------------
AIM Balanced Fund                          $       498,697        $       441,158        $       316,318

AIM Basic (1)
Balanced Fund                                       50,000                 50,000                 12,603

AIM Mid Cap Basic (2) Value                         50,000                 50,000                    137
Fund

AIM Premier Equity Fund                            761,336                744,086                833,469




(1) Commenced operations September 28, 2001.



(2) Commenced operations December 31, 2001.

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

Brokerage commissions(1) paid by each of the Funds listed below for the last three fiscal years ended December 31 were as follows:


               FUND                           2003               2002                2001
-----------------------------------        -----------        -----------        -----------
AIM Balanced Fund(2) ..............        $ 4,904,217        $ 3,264,475        $ 2,814,996
AIM Basic Balanced Fund(3) ........             64,027             86,276             18,936
AIM Mid Cap Basic Value Fund(4) ...            143,936            177,248                N/A
AIM Premier Equity Fund(5) ........         12,470,891         19,179,821         19,870,430



(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.



(2) The variation in brokerage commissions paid by AIM Balanced Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to an increase in transactions executed with commissions. The variation in brokerage commissions paid by the AIM Balanced Fund for the fiscal year ended December 31, 2002 as compared to the prior fiscal year ended December 31, 2001 was due to significant fluctuations in asset levels.



(3)    Commenced operations on September 28, 2001



(4)    Commenced operations on December 31, 2001



(5) The variation in brokerage commissions paid by the AIM Premier Equity Fund for the fiscal year ended December 31, 2003 as compared to the prior fiscal year ended December 31, 2002 was due to a decline in average daily assets of the fund.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended December 31, 2003, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                              Related
Fund                                 Transactions      Brokerage Commissions
----------------------------        --------------     ---------------------
AIM Balanced Fund                   $  252,973,336        $      385,703
AIM Basic Balanced Fund                  2,766,146                 4,269
AIM Mid Cap Basic Value Fund             7,565,861                18,564
AIM Premier Equity Fund              1,075,419,335             1,783,657



         During the last fiscal year ended December 31, 2003, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:


              Fund                            Stock            Market Value
-----------------------------------        ------------        ------------
AIM Balanced Fund
Merrill Lynch & Co., Inc.                  Common Stock        $ 34,339,575
    Morgan Stanley                         Common Stock          38,194,200
    Goldman Sachs Group, Inc. (The)        Bonds/Notes            4,579,670
    Lehman Brothers Inc.                   Bonds/Notes            4,071,186
    Merrill Lynch & Co., Inc.              Bonds/Notes            1,457,549

AIM Basic Balanced Fund
    Morgan Stanley                         Common Stock           2,204,847


AIM Premier Equity Fund
    Merrill Lynch & Co., Inc.              Common Stock        $136,144,245
    Morgan Stanley                         Common Stock         164,721,169

                                   APPENDIX J

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS


The average annual total returns for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:



                                                 PERIODS ENDED
                                               DECEMBER 31, 2003
                                    -----------------------------------------
                                                                                      SINCE         INCEPTION
INSTITUTIONAL CLASS SHARES:          1 YEAR          5 YEARS         10 YEARS       INCEPTION          DATE
----------------------------        --------         --------        --------       ---------       ---------
AIM Balanced Fund                      17.71%             N/A             N/A          -1.39%        03/15/02
AIM Basic Balanced Fund                  N/A              N/A             N/A             N/A        04/30/04
AIM Mid Cap Basic Value Fund             N/A              N/A             N/A             N/A        04/30/04
AIM Premier Equity Fund                25.43%             N/A             N/A          -6.37%        03/15/02


CUMULATIVE TOTAL RETURNS


         The cumulative total returns for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:



                                                 PERIODS ENDED
                                               DECEMBER 31, 2003
                                    -----------------------------------------
                                                                                      SINCE         INCEPTION
INSTITUTIONAL CLASS SHARES:          1 YEAR          5 YEARS         10 YEARS       INCEPTION          DATE
----------------------------        --------         --------        --------       ---------       ---------
AIM Balanced Fund                      17.71%             N/A             N/A          -2.49%        03/15/02
AIM Basic Balanced Fund                  N/A              N/A             N/A             N/A        04/30/04
AIM Mid Cap Basic Value Fund             N/A              N/A             N/A             N/A        04/30/04
AIM Premier Equity Fund                25.43%             N/A             N/A         -11.16%        03/15/02


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December
31 are as follows:



                                                 PERIODS ENDED
                                               DECEMBER 31, 2003
                                    -----------------------------------------
                                                                                      SINCE         INCEPTION
INSTITUTIONAL CLASS SHARES:          1 YEAR          5 YEARS         10 YEARS       INCEPTION          DATE
----------------------------        --------         --------        --------       ---------       ---------
AIM Balanced Fund                      16.75%             N/A             N/A          -2.40%        03/15/02
AIM Basic Balanced Fund                  N/A              N/A             N/A             N/A        04/30/04
AIM Mid Cap Basic Value Fund             N/A              N/A             N/A             N/A        04/30/04
AIM Premier Equity Fund                25.43%             N/A             N/A           -6.37        03/15/02

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)


         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Institutional Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended December 31 are as follows:



                                                 PERIODS ENDED
                                               DECEMBER 31, 2003
                                    -----------------------------------------
                                                                                      SINCE         INCEPTION
INSTITUTIONAL CLASS SHARES:          1 YEAR          5 YEARS         10 YEARS       INCEPTION          DATE
----------------------------        --------         --------        --------       ---------       ---------
AIM Balanced Fund                      11.46%             N/A             N/A           -1.80        03/15/02
AIM Basic Balanced Fund                  N/A              N/A             N/A             N/A        04/30/04
AIM Mid Cap Basic Value Fund             N/A              N/A             N/A             N/A        04/30/04
AIM Premier Equity Fund                16.53%             N/A             N/A          -5.40%        03/15/02


YIELD

         The 30 day yield for the named Fund is as follows:


                                   30 DAYS ENDED
                                DECEMBER 31, 2003
                               INSTITUTIONAL CLASS
                               --------------------
AIM Balanced Fund                              2.74%
AIM Basic Balanced Fund                         N/A



DISTRIBUTION RATE


         The distribution rate at offering price of the named Fund is as follows:


                                  30 DAYS ENDED
                                DECEMBER 31, 2003
                               INSTITUTIONAL CLASS
                               --------------------
AIM Balanced Fund                           [2.19%]
AIM Basic Balanced Fund                         N/A

                                   APPENDIX K
                               PENDING LITIGATION


         The following civil lawsuits, including purported class action and shareholder derivative suits, involving one or more AIM or INVESCO Funds, AMVESCAP PLC ("AMVESCAP"), A I M Advisors, Inc. ("AIM") or INVESCO Funds Group, Inc. ("INVESCO") and certain related parties either have been served or have had service of process waived as of March 18, 2004.



         MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT
         H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.



         RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.



         L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940, as amended ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Securities Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND

         JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.



         STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,

         V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY

         KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD
         J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of: Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of
         Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.



         PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of: Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.



         LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and
         Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid;

         accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.



         ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.



         JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

         EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.



         CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. The claim alleges common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.



         HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.



         Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the funds, invesco, aim, amvescap and related entities and individuals in the future. This statement of additional information will be supplemented periodically if any such lawsuits do arise.

                              FINANCIAL STATEMENTS


                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-66.90%

ADVERTISING-2.08%

Omnicom Group Inc.                                   548,000   $   47,856,840
=============================================================================

AEROSPACE & DEFENSE-2.30%

Honeywell International Inc.                         891,000       29,786,130
-----------------------------------------------------------------------------
United Technologies Corp.                            245,700       23,284,989
=============================================================================
                                                                   53,071,119
=============================================================================

ALUMINUM-0.49%

Alcoa Inc.                                           296,000       11,248,000
=============================================================================

APPAREL RETAIL-1.32%

Gap, Inc. (The)                                    1,310,000       30,405,100
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.51%

Bank of New York Co., Inc. (The)                   1,050,000       34,776,000
=============================================================================

BUILDING PRODUCTS-2.26%

American Standard Cos. Inc.(a)                       259,200       26,101,440
-----------------------------------------------------------------------------
Masco Corp.                                          949,900       26,036,759
=============================================================================
                                                                   52,138,199
=============================================================================

COMMUNICATIONS EQUIPMENT-1.75%

Cisco Systems, Inc.(a)                               969,100       23,539,439
-----------------------------------------------------------------------------
Motorola, Inc.                                     1,200,000       16,884,000
=============================================================================
                                                                   40,423,439
=============================================================================

CONSUMER ELECTRONICS-2.51%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                      950,000       27,635,500
-----------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                               870,000       30,162,900
=============================================================================
                                                                   57,798,400
=============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.49%

DST Systems, Inc.(a)                                 349,700       14,603,472
-----------------------------------------------------------------------------
First Data Corp.                                   1,040,000       42,733,600
=============================================================================
                                                                   57,337,072
=============================================================================

DEPARTMENT STORES-1.01%

May Department Stores Co. (The)                      800,000       23,256,000
=============================================================================

DIVERSIFIED BANKS-1.76%

Bank One Corp.                                       890,000       40,575,100
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.99%

J.P. Morgan Chase & Co.                            1,250,000       45,912,500
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

DIVERSIFIED CHEMICALS-0.45%

Dow Chemical Co. (The)                               252,000   $   10,475,640
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.97%

Cendant Corp.(a)                                   2,040,000       45,430,800
=============================================================================

ENVIRONMENTAL SERVICES-2.14%

Waste Management, Inc.                             1,670,000       49,432,000
=============================================================================

FOOD RETAIL-2.59%

Kroger Co. (The)(a)                                1,900,000       35,169,000
-----------------------------------------------------------------------------
Safeway Inc.(a)                                    1,120,000       24,539,200
=============================================================================
                                                                   59,708,200
=============================================================================

GENERAL MERCHANDISE STORES-1.48%

Target Corp.                                         885,300       33,995,520
=============================================================================

HEALTH CARE DISTRIBUTORS-3.02%

Cardinal Health, Inc.                                614,200       37,564,472
-----------------------------------------------------------------------------
McKesson Corp.                                     1,000,000       32,160,000
=============================================================================
                                                                   69,724,472
=============================================================================

HEALTH CARE EQUIPMENT-1.03%

Baxter International Inc.                            780,000       23,805,600
=============================================================================

HEALTH CARE FACILITIES-1.51%

HCA Inc.                                             810,000       34,797,600
=============================================================================

HEALTH CARE SERVICES-0.54%

IMS Health Inc.                                      500,000       12,430,000
=============================================================================

INDUSTRIAL CONGLOMERATES-3.56%

General Electric Co.                                 845,100       26,181,198
-----------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                  2,110,000       55,915,000
=============================================================================
                                                                   82,096,198
=============================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                             420,000       35,242,200
=============================================================================

INVESTMENT BANKING & BROKERAGE-3.15%

Merrill Lynch & Co., Inc.                            585,500       34,339,575
-----------------------------------------------------------------------------
Morgan Stanley                                       660,000       38,194,200
=============================================================================
                                                                   72,533,775
=============================================================================

MANAGED HEALTH CARE-1.33%

Anthem, Inc.(a)                                      410,000       30,750,000
=============================================================================

MOVIES & ENTERTAINMENT-1.70%

Walt Disney Co. (The)                              1,680,000       39,194,400
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------

MULTI-LINE INSURANCE-0.99%

Hartford Financial Services Group, Inc. (The)        387,700   $   22,885,931
=============================================================================

OIL & GAS DRILLING-1.05%

Transocean Inc. (Cayman Islands)(a)                1,010,000       24,250,100
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-2.90%

Cooper Cameron Corp.(a)                              378,800       17,652,080
-----------------------------------------------------------------------------
Halliburton Co.                                      990,000       25,740,000
-----------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                      430,000       23,529,600
=============================================================================
                                                                   66,921,680
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.28%

Citigroup Inc.                                     1,081,433       52,492,758
=============================================================================

PACKAGED FOODS & MEATS-1.16%

Kraft Foods Inc.-Class A                             830,000       26,742,600
=============================================================================

PHARMACEUTICALS-3.04%

Aventis S.A. (France)                                580,000       38,230,097
-----------------------------------------------------------------------------
Wyeth                                                750,600       31,862,970
=============================================================================
                                                                   70,093,067
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.71%

ACE Ltd. (Cayman Islands)                            950,000       39,349,000
=============================================================================

SEMICONDUCTOR EQUIPMENT-0.73%

Applied Materials, Inc.(a)                           748,500       16,803,825
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.            1,860,000   $   50,852,400
=============================================================================

THRIFTS & MORTGAGE FINANCE-3.36%

Fannie Mae                                           657,300       49,336,938
-----------------------------------------------------------------------------
MGIC Investment Corp.                                492,900       28,065,726
=============================================================================
                                                                   77,402,664
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,406,047,422)                           1,542,208,199
=============================================================================

                                                 PRINCIPAL
                                                  AMOUNT
BONDS & NOTES-12.35%


AEROSPACE & DEFENSE-0.01%


Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $     300,000          343,674
=============================================================================


ALTERNATIVE CARRIERS-0.05%


INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $1,120,625)(b)(c)                                1,100,000        1,150,710
=============================================================================


AUTOMOBILE MANUFACTURERS-0.07%


DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          1,615,000        1,638,240
=============================================================================


BROADCASTING & CABLE TV-0.97%


British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                         1,500,000        1,673,490
-----------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08               1,200,000        1,402,848
-----------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Notes, 8.88%, 04/01/07                2,960,000        3,045,899
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06            800,000          940,000
-----------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                            1,710,000        1,953,846
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06                                           750,000          809,730
-----------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  1,200,000        1,479,420
-----------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb,
  6.88%, 06/15/18                                  5,055,000        5,513,691
-----------------------------------------------------------------------------
  7.25%, 10/15/17                                    900,000        1,026,144
-----------------------------------------------------------------------------
  7.57%, 02/01/24                                  1,200,000        1,352,760
-----------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                    2,950,000        3,193,640
=============================================================================
                                                                   22,391,468
=============================================================================


CONSUMER FINANCE-1.60%


Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                            3,775,000        4,382,850
-----------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05                                         1,000,000        1,081,490
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes, 7.25%, 05/01/06                           2,100,000        2,263,233
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
  6.88%, 02/01/06                                  8,880,000        9,470,875
-----------------------------------------------------------------------------
  7.50%, 03/15/05                                  4,600,000        4,859,578
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    2,000,000        2,055,900
-----------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05                 700,000          726,376
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06      5,650,000        6,052,732
-----------------------------------------------------------------------------
Hertz Corp. (The), Floating Rate Global
  Notes, 1.71%, 08/13/04(d)                          500,000          495,000
-----------------------------------------------------------------------------
Household Finance Corp.,
  Global Notes, 6.38%, 11/27/12                    3,770,000        4,123,890
-----------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         1,265,000        1,369,717
=============================================================================
                                                                   36,881,641
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


DIVERSIFIED BANKS-1.03%


American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(b)(c)     $     500,000   $      535,340
-----------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               1,000,000        1,304,980
-----------------------------------------------------------------------------
Barclays Bank PLC (Diversified Banks), Bonds,
  8.55%, (Acquired 11/05/03; Cost
  $1,107,576)(b)(c)(e)                               900,000        1,095,174
-----------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         1,000,000        1,149,310
-----------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                           500,000          555,810
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(b)(c)                                1,400,000        1,683,486
-----------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $1,072,395)(b)(c)                                  900,000        1,025,388
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                    2,900,000        2,869,869
-----------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, (Acquired 11/05/03; Cost
  $373,008)(b)(c)(e)                                 400,000          376,460
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%(e)                                         3,870,000        3,281,358
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                            3,290,000        4,182,083
-----------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%,(e)                400,000          380,776
-----------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                  4,850,000        5,288,585
=============================================================================
                                                                   23,728,619
=============================================================================



DIVERSIFIED CAPITAL MARKETS-0.18%


UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(e)                                  3,385,000        4,168,086
=============================================================================



ELECTRIC UTILITIES-1.28%


AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05               350,000          383,509
-----------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    1,240,000        1,217,829
-----------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $907,668)(b)                                       900,000          931,734
-----------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                    650,000          667,888
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26                              900,000          990,747
-----------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $1,533,450)(b)(c)                                1,500,000        1,568,640
-----------------------------------------------------------------------------
Hydro-Quebec (Canada),
  Gtd. Floating Rate
  Euro Notes, 1.25%(e)(f)                          5,050,000        4,538,470
-----------------------------------------------------------------------------
  Series B, Gtd. Medium Term Notes, 8.62%,
  12/15/11                                         2,150,000        2,709,237
-----------------------------------------------------------------------------
Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05                                         4,600,000        4,954,941
-----------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                  3,390,000        3,388,813
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
ELECTRIC UTILITIES-(CONTINUED)

Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $1,296,594)(b)      $   1,300,000   $    1,240,720
-----------------------------------------------------------------------------
Sutton Bridge Financing Ltd. (United
  Kingdom), Gtd. Euro Bonds, 8.63%,
  06/30/22(g)                GBP                   2,743,005        4,893,654
-----------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $899,091)(b)(c)                                    900,000          908,991
-----------------------------------------------------------------------------
Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                         1,100,000        1,076,130
=============================================================================
                                                                   29,471,303
=============================================================================


ENVIRONMENTAL SERVICES-0.09%


Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                           1,820,000        2,101,408
=============================================================================


FOOD RETAIL-0.10%


Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                           500,000          533,360
-----------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05               1,750,000        1,749,860
=============================================================================
                                                                    2,283,220
=============================================================================


GAS UTILITIES-0.11%


CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            1,145,000        1,230,967
-----------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         1,260,000        1,222,691
=============================================================================
                                                                    2,453,658
=============================================================================


HEALTH CARE FACILITIES-0.05%


HCA Inc., Notes, 6.25%, 02/15/13                   1,225,000        1,261,554
=============================================================================


HOMEBUILDING-0.05%


Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10                             930,000        1,062,525
=============================================================================


HYPERMARKETS & SUPER CENTERS-0.14%


Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         2,895,000        3,138,441
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES-0.04%


URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(b)(c)                              $     750,000   $      836,347
=============================================================================



INTEGRATED OIL & GAS-0.10%


Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  1,590,000        1,715,626
-----------------------------------------------------------------------------
TGT Pipeline LLC, Global Notes, 5.20%,
  06/01/18                                           600,000          564,198
=============================================================================
                                                                    2,279,824
=============================================================================



INTEGRATED TELECOMMUNICATION SERVICES-1.61%


British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05            140,000          154,192
-----------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                             400,000          473,008
-----------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                           1,650,000        1,793,550
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    1,130,000        1,493,713
-----------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     2,655,000        2,895,995
-----------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    1,000,000        1,123,590
-----------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                                2,160,000        2,301,026
-----------------------------------------------------------------------------
    7.13%, 01/30/06                                6,610,000        7,088,762
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                         1,381,000        1,467,630
-----------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                                3,230,000        3,444,020
-----------------------------------------------------------------------------
    8.75%, 03/15/32                                1,000,000        1,185,140
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.00%, 10/15/19                2,200,000        2,628,318
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                  2,500,000        2,778,125
-----------------------------------------------------------------------------
  8.00%, 06/01/11                                  1,000,000        1,172,500
-----------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06                                  2,570,000        2,784,030
-----------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30               765,000          895,050
-----------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                           3,310,000        3,483,643
=============================================================================
                                                                   37,162,292
=============================================================================



INVESTMENT BANKING & BROKERAGE-0.44%


Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                    4,475,000        4,579,670
-----------------------------------------------------------------------------

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  2,645,000        2,951,846
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           1,000,000        1,119,340
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      1,415,000        1,457,549
=============================================================================
                                                                   10,108,405
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


LIFE & HEALTH INSURANCE-0.76%


John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $2,323,721)(b)(c)                            $   2,325,000   $    2,470,429
-----------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                         4,870,000        5,296,028
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                    600,000          672,978
-----------------------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                                  3,000,000        3,483,330
-----------------------------------------------------------------------------
  7.88%, 05/15/23                                  4,845,000        5,677,952
=============================================================================
                                                                   17,600,717
=============================================================================


MULTI-LINE INSURANCE-0.09%


MassMutual Global Funding II, Notes, 3.80%,
  04/15/09 (Acquired 10/07/03; Cost
  $2,197,074)(b)(c)                                2,200,000        2,195,028
=============================================================================


MULTI-UTILITIES & UNREGULATED POWER-0.02%


Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                    350,000          351,501
=============================================================================


MUNICIPALITIES-0.12%


Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33                  3,005,000        2,763,007
=============================================================================


OIL & GAS DRILLING-0.03%


Transocean Inc.(Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27                600,000          720,762
=============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.37%


Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/23/03-
  05/20/03; Cost $3,439,997)(b)(c)                 3,404,744        3,397,594
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14        4,900,000        5,170,529
=============================================================================
                                                                    8,568,123
_____________________________________________________________________________
=============================================================================


OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.09%


Petroleos Mexicanos (Mexico), Unsub. Gtd.
  Global Notes, 6.50%, 02/01/05                    1,310,000        1,372,225
-----------------------------------------------------------------------------
Plains All American Pipeline L.P., Sr. Notes,
  5.63%, 12/15/13 (Acquired 12/03/03; Cost
  $698,138)(b)(c)                                    700,000          705,292
=============================================================================
                                                                    2,077,517
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-0.90%


CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04            $   1,110,000   $    1,158,485
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05                  500,000          532,900
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                           830,000          901,181
-----------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Notes,
  6.00%, 10/31/33                                  3,500,000        3,505,250
-----------------------------------------------------------------------------
General Electric Capital Corp.,
  Sub. Gtd. Notes,
  8.13%, 05/15/12                                  2,600,000        3,151,460
-----------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         1,235,000        1,227,022
-----------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
  2.85%, 01/30/06                                    400,000          405,148
-----------------------------------------------------------------------------
  5.88%, 02/15/12                                  1,200,000        1,292,556
-----------------------------------------------------------------------------
  6.00%, 06/15/12                                  1,000,000        1,082,550
-----------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05                           2,425,000        2,633,477
-----------------------------------------------------------------------------
Household Finance Corp., Medium Term Notes,
  3.38%, 02/21/06                                    470,000          479,334
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(e)                                    900,000        1,088,181
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                         2,900,000        3,365,798
=============================================================================
                                                                   20,823,342
=============================================================================



PROPERTY & CASUALTY INSURANCE-0.03%


Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06                             700,000          765,527
=============================================================================



PUBLISHING-0.13%


News America Holdings, Inc.,
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            1,615,000        1,882,315
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 7.75%, 01/20/24                1,000,000        1,169,730
=============================================================================
                                                                    3,052,045
=============================================================================



REAL ESTATE-0.06%


EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                         1,250,000        1,403,450
=============================================================================



REAL ESTATE MANAGEMENT & DEVELOPMENT-0.07%


Dominion Resources, Inc.-Series F, Sr. Unsec.
  Putable Notes, 5.25%, 08/01/15                   1,700,000        1,697,960
=============================================================================



REGIONAL BANKS-0.34%


BB&T Corp., Unsec. Sub. Global Notes, 5.20%,
  12/23/15                                         3,800,000        3,790,272
-----------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                  3,000,000        3,027,570
-----------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10         925,000          919,885
=============================================================================
                                                                    7,737,727
=============================================================================

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE


REINSURANCE-0.10%


GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                       $   2,000,000   $    2,298,680
=============================================================================


RESTAURANTS-0.04%


McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                           850,000          932,306
=============================================================================


SOVEREIGN DEBT-0.36%


New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                       830,000          969,050
-----------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              1,400,000        1,533,742
-----------------------------------------------------------------------------
United Mexican States (Mexico), Global Notes,
  4.63%, 10/08/08                                    610,000          619,913
-----------------------------------------------------------------------------
  6.63%, 03/03/15                                  1,000,000        1,038,750
-----------------------------------------------------------------------------
  7.50%, 04/08/33                                  3,900,000        4,070,625
=============================================================================
                                                                    8,232,080
=============================================================================


THRIFTS & MORTGAGE FINANCE-0.23%


Countrywide Home Loans, Inc.
  Series J, Gtd. Medium Term Global Notes,
  5.50%, 08/01/06                                    700,000          748,727
-----------------------------------------------------------------------------
  Series K, Medium Term Global Notes, 3.50%,
  12/19/05                                         2,260,000        2,316,613
-----------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                           2,050,000        2,231,364
=============================================================================
                                                                    5,296,704
=============================================================================


TOBACCO-0.05%


Altria Group, Inc.,
  Notes, 7.00%, 11/04/13                             700,000          747,341
-----------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                      350,000          367,346
=============================================================================
                                                                    1,114,687
=============================================================================


TRUCKING-0.13%


Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                  2,655,000        2,996,619
=============================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.51%


TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                   4,755,000        5,644,661
-----------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                          5,000,000        6,026,900
=============================================================================
                                                                   11,671,561
=============================================================================
    Total Bonds & Notes (Cost $277,186,962)                       284,760,758
=============================================================================

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES-0.82%

ELECTRIC UTILITIES-0.02%


Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13            $     605,000   $      602,846
=============================================================================



OTHER DIVERSIFIED FINANCIAL SERVICES-0.65%


Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $5,379,228)(b)(c)        5,070,111        5,434,348
-----------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-08/20/02; Cost $6,610,373)(b)(c)        6,600,000        7,759,356
-----------------------------------------------------------------------------
First Industrial Realty Trust, Inc., Putable
  PATS, 7.38%, 05/15/04 (Acquired 02/06/03;
  Cost $1,111,410)(b)(c)                           1,060,000        1,079,684
-----------------------------------------------------------------------------
Yorkshire Power (Cayman Islands)- Series
  2000-1, Pass Through Ctfs., 8.25%, 02/15/05
  (Acquired 11/12/03; Cost $640,800)(b)(c)           600,000          636,198
=============================================================================
                                                                   14,909,586
=============================================================================



SPECIALIZED FINANCE-0.15%


National Rural Utilities Cooperative Finance
  Corp., Sr. Sec. Global Collateral Trust,
  6.00%, 05/15/06                                  3,200,000        3,429,312
=============================================================================
    Total Asset-Backed Securities (Cost
      $17,531,208)                                                 18,941,744
=============================================================================


U.S. GOVERNMENT AGENCY SECURITIES-14.02%

FEDERAL HOME LOAN BANK-0.04%


Unsec. Bonds,
  4.88%, 04/16/04                                    820,000          829,012
=============================================================================



FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-5.01%


Pass Through Ctfs.,
  5.00%, 12/01/18                                    599,941          612,106
-----------------------------------------------------------------------------
  5.50%, 05/01/13 to 12/01/33                      4,973,091        5,152,676
-----------------------------------------------------------------------------
  6.00%, 04/01/17 to 02/01/33                     11,914,220       12,458,120
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 08/01/32                     11,038,924       11,578,359
-----------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32                      8,373,699        8,865,024
-----------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32                      1,507,028        1,618,847
-----------------------------------------------------------------------------
  8.00%, 01/01/27                                  1,582,680        1,722,049
-----------------------------------------------------------------------------
Unsec. Disc. Notes,
  0.75%, 01/02/04(h)                              72,275,000       72,273,494
-----------------------------------------------------------------------------
Unsec. Global Notes,
  2.75%, 03/15/08                                  1,330,000        1,302,748
=============================================================================
                                                                  115,583,423
=============================================================================



FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.69%


Pass Through Ctfs.,
  5.00%, 10/01/17 to 11/01/18                     23,803,029       24,314,910
-----------------------------------------------------------------------------
  5.50%, 04/01/18 to 12/01/33                     60,773,393       61,867,027
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 12/01/33                     27,598,400       28,554,081
-----------------------------------------------------------------------------

  6.50%, 04/01/14 to 01/01/33                     23,040,308       24,190,944
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32                      9,689,413       10,305,330
-----------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32                      2,979,159        3,186,683
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30                      2,192,614        2,391,199
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

  8.50%, 03/01/10 to 10/01/28                  $   3,480,157   $    3,814,292
-----------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                  3,725,000        3,729,358
-----------------------------------------------------------------------------
  4.38%, 09/15/12                                    800,000          790,640
-----------------------------------------------------------------------------
  6.20%, 06/13/17                                  5,550,000        5,779,104
-----------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                  2,200,000        2,353,340
-----------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                  5,725,000        5,876,026
=============================================================================
                                                                  177,152,934
=============================================================================


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.28%


Pass Through Ctfs.,
  5.50%, 12/15/33                                  2,000,000        2,036,000
-----------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33                      8,781,297        9,141,817
-----------------------------------------------------------------------------
  6.50%, 10/15/08 to 02/15/33                      7,183,612        7,581,557
-----------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32                      4,787,311        5,106,248
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32                      3,788,190        4,076,602
-----------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31                      1,278,730        1,401,762
-----------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25                        132,794          146,133
=============================================================================
                                                                   29,490,119
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $319,687,575)                                         323,055,488
=============================================================================

U.S. TREASURY SECURITIES-8.03%

U.S. TREASURY NOTES-6.23%


2.13%, 10/31/04                                   26,115,000       26,325,226
-----------------------------------------------------------------------------
1.50%, 02/28/05                                   33,260,000       33,343,150
-----------------------------------------------------------------------------
6.75%, 05/15/05                                    5,550,000        5,950,654
-----------------------------------------------------------------------------
6.50%, 10/15/06                                   23,065,000       25,703,175
-----------------------------------------------------------------------------
3.50%, 11/15/06                                   14,800,000       15,304,088
-----------------------------------------------------------------------------
3.13%, 10/15/08                                   14,800,000       14,781,500
-----------------------------------------------------------------------------
4.75%, 11/15/08                                   10,775,000       11,540,995
-----------------------------------------------------------------------------
5.00%, 02/15/11                                    9,900,000       10,637,847
=============================================================================
                                                                  143,586,635
=============================================================================
U.S. TREASURY BONDS-1.80%


7.25%, 05/15/16                                   10,400,000       12,982,112
-----------------------------------------------------------------------------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------
U.S. TREASURY BONDS-(CONTINUED)

7.50%, 11/15/16                                $  22,320,000   $   28,433,671
=============================================================================
                                                                   41,415,783
=============================================================================
    Total U.S. Treasury Securities (Cost
      $181,771,734)                                               185,002,418
-----------------------------------------------------------------------------
TOTAL INVESTMENTS-102.12%
  (excluding investments purchased with cash
  collateral from securities loaned) (Cost
  $2,202,224,901)                                               2,353,968,607
=============================================================================


                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.22%

Liquid Assets Portfolio(i)(j)                  $  60,195,599   $   60,195,599
-----------------------------------------------------------------------------
STIC Prime Portfolio(i)(j)                        60,195,599       60,195,599
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $120,391,198)                                         120,391,198
=============================================================================
TOTAL INVESTMENTS-107.34% (Cost
  $2,322,616,099)                                               2,474,359,805
=============================================================================
OTHER ASSETS LESS LIABILITIES-(7.34%)                            (169,223,468)
=============================================================================
NET ASSETS-100.00%                                             $2,305,136,337
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
GBP     - British Pound Sterling
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Pass Through Asset Trust Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $35,030,919, which represented 1.52% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $32,858,465 which represented 1.43% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semiannually. Rates shown are rates in effect on 12/31/03.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $2,202,224,901)*                            $2,353,968,607
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $120,391,198)                            120,391,198
------------------------------------------------------------
Cash                                                 821,192
------------------------------------------------------------
Receivables for:
  Investments sold                                21,416,194
------------------------------------------------------------
  Fund shares sold                                 1,476,461
------------------------------------------------------------
  Dividends and interest                           8,828,052
------------------------------------------------------------
  Principal paydowns                                   4,469
------------------------------------------------------------
  Investments matured (Note 10)                      250,120
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   185,169
------------------------------------------------------------
Other assets                                          50,384
============================================================
     Total assets                              2,507,391,846
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           45,318,017
------------------------------------------------------------
  Fund shares reacquired                          33,093,079
------------------------------------------------------------
  Deferred compensation and retirement plans         264,742
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      120,391,198
------------------------------------------------------------
Accrued distribution fees                            990,675
------------------------------------------------------------
Accrued transfer agent fees                        1,941,903
------------------------------------------------------------
Accrued operating expenses                           255,895
============================================================
     Total liabilities                           202,255,509
============================================================
Net assets applicable to shares outstanding   $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,905,249,675
------------------------------------------------------------
Undistributed net investment income               (2,977,290)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  futures contracts and option contracts        (748,835,123)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      151,699,075
============================================================
                                              $2,305,136,337
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,297,377,525
____________________________________________________________
============================================================
Class B                                       $  739,424,478
____________________________________________________________
============================================================
Class C                                       $  264,512,894
____________________________________________________________
============================================================
Class R                                       $    3,811,690
____________________________________________________________
============================================================
Institutional Class                           $        9,750
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,223,955
____________________________________________________________
============================================================
Class B                                           30,970,912
____________________________________________________________
============================================================
Class C                                           11,062,519
____________________________________________________________
============================================================
Class R                                              159,148
____________________________________________________________
============================================================
Institutional Class                                      407
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        23.93
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $23.93 divided
       by 95.25%)                             $        25.12
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        23.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        23.91
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        23.95
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        23.94
____________________________________________________________
============================================================

* At December 31, 2003, securities with an aggregate market value of $118,156,505 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 40,986,029
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $149,904)          21,234,491
--------------------------------------------------------------------------
Dividends from affiliated money market funds*                    1,786,974
==========================================================================
    Total investment income                                     64,007,494
==========================================================================

EXPENSES:

Advisory fees                                                   12,247,956
--------------------------------------------------------------------------
Administrative services fees                                       498,697
--------------------------------------------------------------------------
Custodian fees                                                     103,683
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        3,397,488
--------------------------------------------------------------------------
  Class B                                                        7,336,443
--------------------------------------------------------------------------
  Class C                                                        2,791,836
--------------------------------------------------------------------------
  Class R                                                           13,795
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       6,396,180
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              49
--------------------------------------------------------------------------
Trustees' fees                                                      43,067
--------------------------------------------------------------------------
Other                                                              809,137
==========================================================================
    Total expenses                                              33,638,331
==========================================================================
Less: Fees waived and expense offset arrangements                  (61,944)
==========================================================================
    Net expenses                                                33,576,387
==========================================================================
Net investment income                                           30,431,107
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        104,173,618
--------------------------------------------------------------------------
  Foreign currencies                                               130,456
--------------------------------------------------------------------------
  Futures contracts                                              2,809,071
--------------------------------------------------------------------------
  Option contracts written                                         669,555
==========================================================================
                                                               107,782,700
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        226,610,643
--------------------------------------------------------------------------
  Foreign currencies                                               (66,701)
--------------------------------------------------------------------------
  Futures contracts                                              1,573,443
==========================================================================
                                                               228,117,385
==========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       335,900,085
==========================================================================
Net increase in net assets resulting from operations          $366,331,192
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   30,431,107    $    58,143,822
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    107,782,700       (509,645,234)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    228,117,385       (226,603,332)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  366,331,192       (678,104,744)
===============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (26,240,036)       (43,040,026)
-----------------------------------------------------------------------------------------------
  Class B                                                         (8,673,183)       (14,672,799)
-----------------------------------------------------------------------------------------------
  Class C                                                         (3,288,903)        (5,912,859)
-----------------------------------------------------------------------------------------------
  Class R                                                            (48,722)            (2,356)
-----------------------------------------------------------------------------------------------
  Institutional Class                                                   (209)              (233)
===============================================================================================
    Decrease in net assets resulting from distributions          (38,251,053)       (63,628,273)
===============================================================================================
Share transactions-net:
  Class A                                                       (325,786,055)      (418,695,124)
-----------------------------------------------------------------------------------------------
  Class B                                                       (127,772,946)      (189,750,544)
-----------------------------------------------------------------------------------------------
  Class C                                                        (75,676,154)       (92,084,801)
-----------------------------------------------------------------------------------------------
  Class R                                                          3,149,619            295,439
-----------------------------------------------------------------------------------------------
  Institutional Class                                                    209             10,233
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (526,085,327)      (700,224,797)
===============================================================================================
    Net increase (decrease) in net assets                       (198,005,188)    (1,441,957,814)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,503,141,525      3,945,099,339
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(2,977,290) and $(2,766,985) for 2003 and
    2002, respectively)                                       $2,305,136,337    $ 2,503,141,525
_______________________________________________________________________________________________
===============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the

     Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

D. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

E. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

F. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

G. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the year ended December 31, 2003, AIM waived fees of $26,441.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $498,697 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $2,136,991 for such services and reimbursed fees for the Institutional Class shares of $39.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $3,397,488, $7,336,443, $2,791,836 and
$13,795, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC")(collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $167,714 in front-end sales commissions from the sale of Class A shares and $2,908, $982, $11,040 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003       INCOME
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $46,270,207        $  452,053,407    $  (498,323,614)       $   --        $        --     $  557,046
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio      46,270,207           452,053,407       (498,323,614)           --                 --        535,880
=============================================================================================================================
  Subtotal               $92,540,414        $  904,106,814    $  (996,647,228)       $   --        $        --     $1,092,926
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                   UNREALIZED
                         MARKET VALUE         PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND
                          12/31/2002           AT COST          FROM SALES       (DEPRECIATION)     12/31/2003      INCOME*
-----------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio  $198,527,731       $  399,316,028    $  (537,648,160)       $   --        $60,195,599     $  352,885
-----------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     198,527,731           399,316,028       (537,648,160)           --         60,195,599        341,163
=============================================================================================================================
  Subtotal               $397,055,462       $  798,632,056    $(1,075,296,320)       $   --        $120,391,198    $  694,048
=============================================================================================================================
  Total                  $489,595,876       $1,702,738,870    $(2,071,943,548)       $   --        $120,391,198    $1,786,974
_____________________________________________________________________________________________________________________________
=============================================================================================================================

                          REALIZED
                         GAIN (LOSS)
                         -----------
-----------------------
Liquid Assets Portfolio    $   --
-----------------------
STIC Prime Portfolio           --
=======================
  Subtotal                 $   --
=======================
  Total                    $   --
_______________________
=======================

* Dividend income is net of fees paid to security lending counterparties of $2,129,155.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $33,550 and reductions in custodian fees of $1,914 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $35,464.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $10,207 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $118,156,505 were on loan to brokers. The loans were secured by cash collateral of $120,391,198, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $694,048 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                         --     $        --
------------------------------------------------------------
Written                               19,352       2,647,691
------------------------------------------------------------
Closed                               (11,352)     (1,383,087)
------------------------------------------------------------
Exercised                             (7,145)     (1,219,291)
------------------------------------------------------------
Expired                                 (855)        (45,313)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                       2003           2002
--------------------------------------------------------------
Distributions paid from ordinary
  income                            $38,251,053    $63,628,273
______________________________________________________________
==============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $      851,264
------------------------------------------------------------
Unrealized appreciation -- investments           127,385,446
------------------------------------------------------------
Temporary book/tax differences                      (176,364)
------------------------------------------------------------
Capital loss carryforward                       (728,173,684)
------------------------------------------------------------
Shares of beneficial interest                  2,905,249,675
============================================================
Total net assets                              $2,305,136,337
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax basis unrealized appreciation (depreciation) on investments amount includes depreciation on foreign currencies written of $(44,631).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund utilized $100,558,720 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                             $194,280,842
----------------------------------------------------------
December 31, 2010                              533,892,842
==========================================================
Total capital loss carryforward               $728,173,684
__________________________________________________________
==========================================================

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $2,582,952,020 and $3,074,429,630, respectively.

    Receivable for investments matured represents the estimated proceeds to the fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which were due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $133,885,871
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (6,455,794)
===========================================================
Net unrealized appreciation of investment
  securities                                   $127,430,077
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,346,929,728.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium adjustments and paydown reclassifications, on December 31, 2003, undistributed net investment income was increased by $7,609,641, undistributed net realized gains decreased by $7,609,641. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,724,408    $ 317,421,511     18,401,640    $ 428,141,266
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,822,623       61,571,171      4,099,333       94,890,497
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,078,856       23,496,738      1,843,250       43,002,479
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        184,779        4,039,188         14,347          301,147
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --            388           10,000
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,155,459       25,548,489      1,819,979       40,991,840
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         362,180        7,982,445        587,872       13,234,876
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         134,213        2,951,526        232,973        5,254,228
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          2,176           48,722            114            2,356
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 9              209             10              233
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,104,079       24,477,117        706,603       16,411,135
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,106,931)     (24,477,117)      (708,036)     (16,411,135)
==========================================================================================================================
Reacquired:
  Class A                                                     (31,672,931)    (693,233,172)   (40,105,433)    (904,239,365)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,005,292)    (172,849,445)   (12,551,569)    (281,464,782)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,686,941)    (102,124,418)    (6,202,124)    (140,341,508)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (41,885)        (938,291)          (383)          (8,064)
==========================================================================================================================
                                                              (23,945,198)   $(526,085,327)   (31,861,036)   $(700,224,797)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional class shares commended sales on March 15, 2002.

NOTE 13--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2003             2002          2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    20.81       $    25.94    $    30.10           $    32.69    $    28.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.35(a)          0.49(a)       0.71(a)(b)           0.92(a)       0.82(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        3.20            (5.09)        (4.14)               (2.23)         4.46
=================================================================================================================================
    Total from investment operations                       3.55            (4.60)        (3.43)               (1.31)         5.28
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.43)           (0.53)        (0.73)               (0.79)        (0.82)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --               --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                   (0.43)           (0.53)        (0.73)               (1.28)        (0.82)
=================================================================================================================================
Net asset value, end of period                       $    23.93       $    20.81    $    25.94           $    30.10    $    32.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           17.23%          (17.85)%      (11.36)%              (4.18)%       19.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,297,378       $1,434,164    $2,284,776           $2,507,641    $1,800,350
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.10%(d)         1.06%         1.01%                0.96%         0.94%
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                   1.60%(d)         2.11%         2.60%(b)             2.80%         2.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     114%              78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,358,995,358.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                                                           2003           2002         2001                 2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  20.77       $  25.88    $    30.01           $    32.61    $    28.18
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.19(a)        0.31(a)       0.50(a)(b)           0.66(a)       0.58(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.17          (5.06)        (4.11)               (2.23)         4.45
=================================================================================================================================
    Total from investment operations                         3.36          (4.75)        (3.61)               (1.57)         5.03
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.26)         (0.36)        (0.52)               (0.54)        (0.60)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --             --            --                (0.49)           --
=================================================================================================================================
    Total distributions                                     (0.26)         (0.36)        (0.52)               (1.03)        (0.60)
=================================================================================================================================
Net asset value, end of period                           $  23.87       $  20.77    $    25.88           $    30.01    $    32.61
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             16.29%        (18.46)%      (12.01)%              (4.93)%       18.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $739,424       $766,330    $1,176,679           $1,358,823    $1,183,215
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.85%(d)       1.81%         1.76%                1.73%         1.75%
=================================================================================================================================
Ratio of net investment income to average net assets         0.85%(d)       1.36%         1.86%(b)             2.03%         2.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       114%            78%           73%                  55%           65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $733,644,320.


                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003           2002        2001               2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  20.80       $  25.92    $  30.05           $  32.65    $  28.21
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.19(a)        0.31(a)     0.50(a)(b)         0.66(a)     0.58(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.18          (5.07)      (4.11)             (2.23)       4.46
================================================================================================================================
    Total from investment operations                              3.37          (4.76)      (3.61)             (1.57)       5.04
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.36)      (0.52)             (0.54)      (0.60)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --          --              (0.49)         --
================================================================================================================================
    Total distributions                                          (0.26)         (0.36)      (0.52)             (1.03)      (0.60)
================================================================================================================================
Net asset value, end of period                                $  23.91       $  20.80    $  25.92           $  30.05    $  32.65
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  16.32%        (18.46)%    (11.99)%            (4.93)%     18.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $264,513       $302,346    $483,644           $365,510    $200,585
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.85%(d)       1.81%       1.76%              1.73%       1.75%
================================================================================================================================
Ratio of net investment income to average net assets              0.85%(d)       1.36%       1.85%(b)           2.03%       2.00%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            114%            78%         73%                55%         65%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $279,183,614.


                                                                            CLASS R
                                                              ------------------------------------
                                                              YEAR ENDED        JUNE 3, 2002 (DATE
                                                              DECEMBER          SALES COMMENCED)
                                                                31,             TO DECEMBER 31,
                                                                2003                2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $20.83               $ 23.73
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30(a)               0.22(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.19                 (2.78)
==================================================================================================
    Total from investment operations                              3.49                 (2.56)
==================================================================================================
Less distributions from net investment income                    (0.37)                (0.34)
==================================================================================================
Net asset value, end of period                                  $23.95               $ 20.83
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                  16.92%               (10.82)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,812               $   293
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets                           1.35%(c)              1.33%(d)
==================================================================================================
Ratio of net investment income to average net assets              1.35%(c)              1.83%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                         114%                   78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,759,046.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                        INSTITUTIONAL CLASS
                                                              ---------------------------------------
                                                                                 MARCH 15, 2002 (DATE
                                                              YEAR ENDED         SALES COMMENCED)
                                                              DECEMBER 31,       TO DECEMBER 31,
                                                                2003                 2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $20.82                $ 25.81
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.44(a)                0.44(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    3.20                  (4.83)
=====================================================================================================
    Total from investment operations                               3.64                  (4.39)
=====================================================================================================
Less distributions from net investment income                     (0.52)                 (0.60)
=====================================================================================================
Net asset value, end of period                                   $23.94                $ 20.82
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                   17.71%                (17.16)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   10                $     8
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                 0.68%(c)               0.67%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.13%(c)               0.80%(d)
=====================================================================================================
Ratio of net investment income to average net assets               2.02%(c)               2.50%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                          114%                    78%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,824.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-64.16%

ADVERTISING-3.45%

Interpublic Group of Cos., Inc. (The)(a)          180,000   $  2,808,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 28,900      2,523,837
========================================================================
                                                               5,331,837
========================================================================

APPAREL RETAIL-1.56%

Gap, Inc. (The)                                   103,900      2,411,519
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.06%

Bank of New York Co., Inc. (The)                   68,200      2,258,784
------------------------------------------------------------------------
Janus Capital Group Inc.                           56,700        930,447
========================================================================
                                                               3,189,231
========================================================================

BUILDING PRODUCTS-1.97%

American Standard Cos. Inc.(a)                     30,200      3,041,140
========================================================================

COMMUNICATIONS EQUIPMENT-0.80%

Motorola, Inc.                                     88,100      1,239,567
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.61%

Deere & Co.                                        14,500        943,225
========================================================================

CONSUMER ELECTRONICS-1.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               57,700      1,678,493
========================================================================

CONSUMER FINANCE-1.09%

American Express Co.                               35,100      1,692,873
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.95%

Ceridian Corp.(a)                                  99,400      2,081,436
------------------------------------------------------------------------
First Data Corp.                                   60,600      2,490,054
========================================================================
                                                               4,571,490
========================================================================

DIVERSIFIED BANKS-1.68%

Bank One Corp.                                     56,900      2,594,071
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.98%

J.P. Morgan Chase & Co.                            41,300      1,516,949
========================================================================

DIVERSIFIED CHEMICALS-1.30%

E. I. du Pont de Nemours & Co.                     44,000      2,019,160
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.29%

Cendant Corp.(a)                                  135,700      3,022,039
------------------------------------------------------------------------
H&R Block, Inc.                                    37,400      2,070,838
========================================================================
                                                               5,092,877
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


ELECTRIC UTILITIES-0.22%

FirstEnergy Corp.                                   9,600   $    337,920
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Waters Corp.(a)                                    46,600      1,545,256
========================================================================

ENVIRONMENTAL SERVICES-1.98%

Waste Management, Inc.                            103,500      3,063,600
========================================================================

FOOD RETAIL-2.33%

Kroger Co. (The)(a)                               121,400      2,247,114
------------------------------------------------------------------------
Safeway Inc.(a)                                    62,000      1,358,420
========================================================================
                                                               3,605,534
========================================================================

GENERAL MERCHANDISE STORES-1.42%

Target Corp.                                       57,400      2,204,160
========================================================================

HEALTH CARE DISTRIBUTORS-2.45%

Cardinal Health, Inc.                              30,900      1,889,844
------------------------------------------------------------------------
McKesson Corp.                                     59,000      1,897,440
========================================================================
                                                               3,787,284
========================================================================

HEALTH CARE FACILITIES-1.47%

HCA Inc.                                           52,800      2,268,288
========================================================================

HEALTH CARE SERVICES-1.11%

IMS Health Inc.                                    68,800      1,710,368
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.14%

Starwood Hotels & Resorts Worldwide, Inc.          48,900      1,758,933
========================================================================

HOUSEHOLD APPLIANCES-1.49%

Black & Decker Corp. (The)                         46,800      2,308,176
========================================================================

INDUSTRIAL CONGLOMERATES-2.63%

Tyco International Ltd. (Bermuda)                 153,600      4,070,400
========================================================================

INDUSTRIAL MACHINERY-1.35%

SPX Corp.(a)                                       35,600      2,093,636
========================================================================

INVESTMENT BANKING & BROKERAGE-1.42%

Morgan Stanley                                     38,100      2,204,847
========================================================================

LIFE & HEALTH INSURANCE-1.22%

Prudential Financial, Inc.                         45,300      1,892,181
========================================================================

MANAGED HEALTH CARE-1.16%

UnitedHealth Group Inc.                            30,900      1,797,762
========================================================================

MOVIES & ENTERTAINMENT-1.27%

Walt Disney Co. (The)                              84,500      1,971,385
========================================================================


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

OIL & GAS DRILLING-2.48%

Pride International, Inc.(a)                       94,200   $  1,755,888
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                86,900      2,086,469
========================================================================
                                                               3,842,357
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.76%

Cooper Cameron Corp.(a)                            17,400        810,840
------------------------------------------------------------------------
Halliburton Co.                                    40,000      1,040,000
------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    15,900        870,048
========================================================================
                                                               2,720,888
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.84%

Citigroup Inc.                                     58,600      2,844,444
========================================================================

PHARMACEUTICALS-2.84%

Aventis S.A. (France)                              35,200      2,320,171
------------------------------------------------------------------------
Wyeth                                              48,700      2,067,315
========================================================================
                                                               4,387,486
========================================================================

PROPERTY & CASUALTY INSURANCE-1.49%

ACE Ltd. (Cayman Islands)                          55,600      2,302,952
========================================================================

REINSURANCE-0.65%

PartnerRe Ltd. (Bermuda)                           17,400      1,010,070
========================================================================

SEMICONDUCTOR EQUIPMENT-1.01%

Novellus Systems, Inc.(a)                          37,100      1,560,055
========================================================================

SPECIALIZED FINANCE-1.27%

CIT Group Inc.                                     54,700      1,966,465
========================================================================

SYSTEMS SOFTWARE-2.36%

Computer Associates International, Inc.           133,800      3,658,092
========================================================================

THRIFTS & MORTGAGE FINANCE-1.98%

Fannie Mae                                         40,900      3,069,954
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $78,899,856)                            99,304,925
========================================================================

                                               PRINCIPAL
                                                 AMOUNT

BONDS & NOTES-9.81%

AEROSPACE & DEFENSE-0.03%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $   35,000         40,095
========================================================================

ALTERNATIVE CARRIERS-0.07%

INTELSAT Ltd. (Bermuda), Notes, 6.50%,
  11/01/13 (Acquired 10/31/03; Cost
  $101,875)(b)(c)                                 100,000        104,610
========================================================================

AUTOMOBILE MANUFACTURERS-0.03%

DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Medium Term Notes, 3.40%, 12/15/04          50,000         50,719
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

BROADCASTING & CABLE TV-0.84%

British Sky Broadcasting Group PLC (United
  Kingdom), Unsec. Gtd. Global Notes, 7.30%,
  10/15/06                                     $  200,000   $    223,132
------------------------------------------------------------------------
Clear Channel Communications, Inc., Sr.
  Unsec. Gtd. Notes, 8.00%, 11/01/08              100,000        116,904
------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06          50,000         58,750
------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.88%, 04/01/07               150,000        154,353
------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Unsec.
  Deb., 9.50%, 08/01/13                           100,000        114,260
------------------------------------------------------------------------
Cox Radio, Inc.-Class A, Sr. Unsec. Notes,
  6.63%, 02/15/06                                  75,000         80,973
------------------------------------------------------------------------
TCI Communications Financing III, Gtd. Bonds,
  9.65%, 03/31/27                                  75,000         92,464
------------------------------------------------------------------------
Time Warner Cos. Inc.,
  Sr. Unsec. Gtd. Deb.,
    6.88%, 06/15/18                               150,000        163,611
------------------------------------------------------------------------
    7.25%, 10/15/17                                55,000         62,709
------------------------------------------------------------------------
    7.57%, 02/01/24                                65,000         73,274
------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05                   150,000        162,388
========================================================================
                                                               1,302,818
========================================================================

CONSUMER FINANCE-1.10%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18                           200,000        232,204
------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Global Notes, 8.25%, 06/15/05               100,000        108,149
------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.25%, 05/01/06               300,000        323,319
------------------------------------------------------------------------
Ford Motor Credit Co.,
  Unsec. Global Notes,
    6.88%, 02/01/06                               250,000        266,635
------------------------------------------------------------------------
    7.50%, 03/15/05                               150,000        158,464
------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Global Notes, 4.50%, 07/15/06                    90,000         92,515
------------------------------------------------------------------------
  Medium Term Notes, 5.25%, 05/16/05               55,000         57,072
------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%, 01/15/06     300,000        321,384
------------------------------------------------------------------------
Hertz Corp. (The)-Class A, Floating Rate
  Global Notes, 1.71%, 08/13/04(d)                150,000        148,500
========================================================================
                                                               1,708,242
========================================================================

DIVERSIFIED BANKS-0.70%

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(b)(c)          25,000         26,767
------------------------------------------------------------------------
Bank of America Corp.-Series B, Putable Sub.
  Medium Term Notes, 8.57%, 11/15/04               50,000         65,249
------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55%, 09/19/49 (Acquired 11/05/03; Cost
  $123,064)(b)(c)(e)                              100,000        121,686
------------------------------------------------------------------------
Barnett Capital I, Gtd. Bonds, 8.06%,
  12/01/26                                         60,000         68,959
------------------------------------------------------------------------
Barnett Capital II, Gtd. Bonds, 7.95%,
  12/01/26                                         35,000         38,907
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(b)(c)                               $   60,000   $     72,149
------------------------------------------------------------------------
Corestates Capital Trust I, Bonds, 8.00%,
  12/15/26 (Acquired 06/18/03; Cost
  $47,662)(b)(c)                                   40,000         45,573
------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Global Notes, 5.20%, 05/21/13                   140,000        138,545
------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61%, 12/29/49 (Acquired
  11/05/03; Cost $46,626)(b)(c)(e)                 50,000         47,057
------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  1.25%, 06/29/49(f)                              140,000        118,705
------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Putable Sub.
  Deb., 8.25%, 11/01/04                           100,000        127,115
------------------------------------------------------------------------
RBS Capital Trust I, Bonds, 4.71%, 12/29/49
  (Acquired 11/05/03; Cost $47,457)(e)             50,000         47,597
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Unsec. Gtd. Sub. Yankee Notes,
  7.00%, 04/01/06                                 150,000        163,564
========================================================================
                                                               1,081,873
========================================================================

DIVERSIFIED CAPITAL MARKETS-0.15%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%, 10/29/49(e)                       185,000        227,798
========================================================================

ELECTRIC UTILITIES-0.78%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05             20,000         21,915
------------------------------------------------------------------------
American Electric Power Co., Inc., Sr. Unsec.
  Unsub. Notes, 5.25%, 06/01/15                    45,000         44,195
------------------------------------------------------------------------
CenterPoint Energy, Inc., Notes, 5.88%,
  06/01/08 (Acquired 05/21/03; Cost
  $45,383)(b)                                      45,000         46,587
------------------------------------------------------------------------
Cinergy Corp., Unsec. Sub. Global Deb.,
  6.25%, 09/01/04                                  30,000         30,826
------------------------------------------------------------------------
Consolidated Edison Co. of New York, Unsec.
  Deb., 7.75%, 06/01/26(g)                         55,000         60,546
------------------------------------------------------------------------
Consumers Energy Co., First Mortgage Bonds,
  6.00%, 02/15/14 (Acquired 10/03/03; Cost
  $102,230)(b)(c)                                 100,000        104,576
------------------------------------------------------------------------
Hydro-Quebec (Canada), Gtd. Floating Rate
  Euro Notes, 1.25%, 09/29/49(f)                  180,000        161,767
------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                          350,000        381,370
------------------------------------------------------------------------
South Carolina Electric & Gas Co., First
  Mortgage Bonds, 5.25%, 11/01/18                 200,000        199,930
------------------------------------------------------------------------
Southern Power Co., Bonds, 4.88%, 07/15/15
  (Acquired 07/01/03; Cost $49,869)(b)             50,000         47,720
------------------------------------------------------------------------
United Energy Distribution Holdings Pty Ltd.
  (Australia), Sr. Unsec. Unsub. Notes,
  4.70%, 04/15/11 (Acquired 11/12/03; Cost
  $54,944)(b)(c)                                   55,000         55,549
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
ELECTRIC UTILITIES-(CONTINUED)

Xcel Energy, Inc., Sr. Global Notes, 3.40%,
  07/01/08                                     $   60,000   $     58,698
========================================================================
                                                               1,213,679
========================================================================

ENVIRONMENTAL SERVICES-0.11%

Waste Management, Inc., Sr. Unsec. Unsub.
  Notes, 7.38%, 08/01/10                          150,000        173,193
========================================================================

FOOD RETAIL-0.09%

Kroger Co., Sr. Unsec. Gtd. Notes, 7.38%,
  03/01/05                                         40,000         42,669
------------------------------------------------------------------------
Safeway Inc., Notes, 2.50%, 11/01/05              100,000         99,992
========================================================================
                                                                 142,661
========================================================================

GAS UTILITIES-0.07%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08                            60,000         64,505
------------------------------------------------------------------------
MCN Corp., First Mortgage Bonds, 5.70%,
  03/15/33                                         45,000         43,668
========================================================================
                                                                 108,173
========================================================================

HEALTH CARE FACILITIES-0.04%

HCA Inc., Notes, 6.25%, 02/15/13                   55,000         56,641
========================================================================

HOMEBUILDING-0.05%

Lennar Corp.-Series B, Class A, Sr. Unsec.
  Gtd. Global Notes, 9.95%, 05/01/10               75,000         85,687
========================================================================

HYPERMARKETS & SUPER CENTERS-0.06%

Wal-Mart Stores, Inc., Unsec. Deb., 8.50%,
  09/15/24                                         85,000         92,148
========================================================================

INDUSTRIAL CONGLOMERATES-0.04%

URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(b)(c)                                   50,000         55,757
========================================================================

INTEGRATED OIL & GAS-0.07%

Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05                                  45,000         48,555
------------------------------------------------------------------------
TGT Pipeline LLC, Global Bonds, 5.20%,
  06/01/18                                         60,000         56,420
========================================================================
                                                                 104,975
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.47%

British Telecommunications PLC (United
  Kingdom), Global Notes, 7.88%, 12/15/05          15,000         16,521
------------------------------------------------------------------------
Citizens Communications Co., Sr. Unsec.
  Notes, 9.25%, 05/15/11                           25,000         29,563
------------------------------------------------------------------------
Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 7.75%, 06/15/05                           65,000         70,655
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 9.75%, 03/01/31                    60,000         79,312
------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06                     75,000         81,808
------------------------------------------------------------------------
New England Telephone & Telegraph Co., Sr.
  Unsec. Notes, 7.65%, 06/15/07                    30,000         33,708
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
    6.00%, 01/15/07                            $  150,000   $    159,794
------------------------------------------------------------------------
    7.13%, 01/30/06                               275,000        294,918
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Global Notes, 6.13%,
  11/15/08                                        150,000        159,410
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes,
    7.90%, 03/15/05                               205,000        218,583
------------------------------------------------------------------------
    8.75%, 03/15/32                                60,000         71,108
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07                                 300,000        333,375
------------------------------------------------------------------------
  8.00%, 06/01/11                                  60,000         70,350
------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(g)                              400,000        433,312
------------------------------------------------------------------------
Verizon Global Funding Corp., Sr. Unsec.
  Unsub. Global Notes, 7.75%, 12/01/30             50,000         58,500
------------------------------------------------------------------------
Verizon Pennsylvania Inc.-Series A, Global
  Notes, 5.65%, 11/15/11                          150,000        157,869
========================================================================
                                                               2,268,786
========================================================================

INVESTMENT BANKING & BROKERAGE-0.22%

Goldman Sachs Group, Inc. (The), Unsec.
  Global Notes, 4.13%, 01/15/08                   150,000        153,509
------------------------------------------------------------------------
Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05                  75,000         83,701
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06           50,000         55,967
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05                      40,000         41,203
========================================================================
                                                                 334,380
========================================================================

LIFE & HEALTH INSURANCE-0.15%

John Hancock Global Funding II, Notes, 5.00%,
  07/27/07 (Acquired 06/12/02; Cost
  $49,973)(b)(c)                                   50,000         53,128
------------------------------------------------------------------------
Lincoln National Corp., Unsec. Deb., 9.13%,
  10/01/24                                        135,000        146,810
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06                                  25,000         28,041
========================================================================
                                                                 227,979
========================================================================

MULTI-LINE INSURANCE-0.06%

MassMutual Global Funding II, Notes, 3.80%,
  04/15/09(b)                                     100,000         99,774
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.01%

Duke Energy Corp., First Mortgage Bonds,
  3.75%, 03/05/08                                  20,000         20,086
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

MUNICIPALITIES-0.18%

Illinois (State of); Unlimited Tax Pension
  Series 2003 GO, 5.10%, 06/01/33              $  300,000   $    275,841
========================================================================

OIL & GAS DRILLING-0.05%

Transocean Inc. (Cayman Islands), Sr. Unsec.
  Unsub. Global Deb., 8.00%, 04/15/27              60,000         72,076
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.25%

Pemex Project Funding Master Trust, Unsec.
  Unsub. Gtd. Global Notes, 7.38%, 12/15/14       365,000        385,152
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.07%

Petroleos Mexicanos (Mexico), Gtd. Unsub.
  Global Notes, 6.50%, 02/01/05                    60,000         62,850
------------------------------------------------------------------------
Plains All American Pipeline L.P./PAA Finance
  Corp., Sr. Notes, 5.63%, 12/15/13 (Acquired
  12/03/03; Cost $49,867)(b)(c)                    50,000         50,378
========================================================================
                                                                 113,228
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.01%

CIT Group Inc.,
  Sr. Global Notes, 7.13%, 10/15/04                50,000         52,184
------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.63%, 06/15/05               150,000        159,870
------------------------------------------------------------------------
  Sr. Unsec. Unsub. Global Notes, 7.63%,
  08/16/05                                         50,000         54,288
------------------------------------------------------------------------
Citigroup Inc., Unsec. Sub. Global Bonds,
  6.00%, 10/31/33                                 250,000        250,375
------------------------------------------------------------------------
General Electric Capital Corp., Gtd. Sub.
  Notes, 8.13%, 05/15/12                          100,000        121,210
------------------------------------------------------------------------
  Sr. Medium Term Global Notes, 4.25%,
  12/01/10                                         70,000         69,548
------------------------------------------------------------------------
  Series A, Medium Term Global Notes,
    2.85%, 01/30/06                                20,000         20,257
------------------------------------------------------------------------
    5.88%, 02/15/12                                70,000         75,399
------------------------------------------------------------------------
    6.00%, 06/15/12                                40,000         43,302
------------------------------------------------------------------------
Heller Financial, Inc.-Class A, Sr. Unsec.
  Global Notes, 8.00%, 06/15/05                   100,000        108,597
------------------------------------------------------------------------
Household Finance Corp., Global Notes, 6.38%,
  11/27/12                                        160,000        175,019
------------------------------------------------------------------------
  Medium Term Notes, 3.38%, 02/21/06               20,000         20,397
------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 6.50%, 01/24/06         50,000         54,139
------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%, 12/30/49(e)                       125,000        151,136
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands)- Series
  1999-2, Class A1, Global Bonds, 9.69%,
  08/15/09                                        180,000        208,912
========================================================================
                                                               1,564,633
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

PUBLISHING-0.11%

News America Holdings, Inc., Unsec. Gtd.
  Deb., 7.75%, 01/20/24                        $   65,000   $     76,032
------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.70%, 10/30/25            75,000         87,414
========================================================================
                                                                 163,446
========================================================================

REAL ESTATE-0.07%

EOP Operating L.P., Unsec. Notes, 8.38%,
  03/15/06                                        100,000        112,276
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.23%

Dominion Resources, Inc. Sr. Unsec. Putable
  Notes, 5.25%, 08/01/15                          350,000        349,580
========================================================================

REGIONAL BANKS-0.37%

Branch Banking & Trust Co., Unsec. Sub.
  Global Notes, 5.20%, 12/23/15                   165,000        164,578
------------------------------------------------------------------------
Greater Bay Bancorp.-Series B, Sr. Notes,
  5.25%, 03/31/08                                 350,000        353,217
------------------------------------------------------------------------
Union Planters Corp., Notes, 4.38%, 12/01/10       55,000         54,696
========================================================================
                                                                 572,491
========================================================================

REINSURANCE-0.07%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.50%, 06/15/10                          100,000        114,934
========================================================================

RESTAURANTS-0.04%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25                                         55,000         60,326
========================================================================

SOVEREIGN DEBT-0.29%

Japan Bank for International Coop. (Japan),
  Unsec. Gtd. Euro Bonds, 6.50%, 10/06/05         100,000        107,716
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13                     40,000         46,701
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09              55,000         60,254
------------------------------------------------------------------------
United Mexican States (Mexico),
  Global Notes,
    4.63%, 10/08/08                                50,000         50,813
------------------------------------------------------------------------
    6.63%, 03/03/15                                60,000         62,325
------------------------------------------------------------------------
    7.50%, 04/08/33                               120,000        125,250
========================================================================
                                                                 453,059
========================================================================

THRIFTS & MORTGAGE FINANCE-0.13%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%, 08/01/06        15,000         16,044
------------------------------------------------------------------------
Countrywide Home Loans, Inc.-Series K, Medium
  Term Global Notes, 3.50%, 12/19/05               80,000         82,004
------------------------------------------------------------------------
Washington Mutual Financial Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05                          100,000        108,847
========================================================================
                                                                 206,895
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

TOBACCO-0.04%

Altria Group, Inc., Notes, 7.00%, 11/04/13     $   40,000   $     42,705
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06                    20,000         20,991
========================================================================
                                                                  63,696
========================================================================

TRUCKING-0.11%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08                                 150,000        169,301
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.65%

TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10                  420,000        498,582
------------------------------------------------------------------------
Tritel PCS Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.38%, 01/15/11                         425,000        512,287
========================================================================
                                                               1,010,869
========================================================================
    Total Bonds & Notes (Cost $15,038,086)                    15,187,877
========================================================================

ASSET-BACKED SECURITIES-0.63%

ELECTRIC UTILITIES-0.02%

Public Service Co. of Colorado, Global
  Collateral Trust, 4.88%, 03/01/13                30,000         29,893
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.16%

Kern River Funding Corp., Sr. Gtd. Notes,
  4.89%, 04/30/18 (Acquired 04/28/03; Cost
  $243,892)(b)(c)                                 243,892        243,380
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.45%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-09/23/03; Cost $417,246)(b)(c)         390,009        418,027
------------------------------------------------------------------------
  Class A2, Pass Through Ctfs., 8.04%,
  12/15/19 (Acquired 08/20/02; Cost
  $166,614)(b)(c)                                 150,000        176,349
------------------------------------------------------------------------
First Industrial Realty Trust, Inc., PATS,
  7.38%, 05/15/04 (Acquired 02/06/03; Cost
  $52,425)(b)(c)                                   50,000         50,928
------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series 2000-1, Pass Through Ctfs., 8.25%,
  02/15/05 (Acquired 11/12/03; Cost
  $53,400)(b)(c)                                   50,000         53,017
========================================================================
                                                                 698,321
========================================================================
    Total Asset-Backed Securities (Cost
      $954,686)                                                  971,594
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-13.96%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.49%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 01/01/31                  $  296,152   $    310,980
------------------------------------------------------------------------
  6.00%, 05/01/17 to 02/01/33                   1,072,070      1,111,666
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33                   1,389,693      1,412,315
------------------------------------------------------------------------
  4.50%, 10/01/18                                 396,293        396,831
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32                     693,332        733,823
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30                      41,612         44,699
------------------------------------------------------------------------
  5.00%, 10/01/33                                 499,495        493,454
------------------------------------------------------------------------
Unsec. Disc. Notes, 0.75%, 01/02/04             5,448,000      5,447,886
------------------------------------------------------------------------
Unsec. Global Notes, 2.75%, 03/15/08              100,000         97,951
========================================================================
                                                              10,049,605
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.10%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32                     176,115        188,269
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32                     307,371        326,324
------------------------------------------------------------------------
  6.50%, 10/01/16 to 12/01/33                   1,828,321      1,915,144
------------------------------------------------------------------------
  5.50%, 11/01/16 to 12/01/33                   2,142,912      2,197,161
------------------------------------------------------------------------
  6.00%, 05/01/17 to 03/01/33                   2,329,198      2,420,786
------------------------------------------------------------------------
  5.00%, 10/01/17 to 02/01/18                     954,557        975,077
------------------------------------------------------------------------
  8.00%, 10/01/30                                  33,875         36,635
------------------------------------------------------------------------
Unsec. Global Notes,
  1.88%, 09/15/05                                 250,000        250,292
------------------------------------------------------------------------
  4.38%, 09/15/12                                  60,000         59,298
------------------------------------------------------------------------
Unsec. Notes,
  5.25%, 06/15/06                                 500,000        534,850
------------------------------------------------------------------------
  6.20%, 06/13/17                                 250,000        260,320
------------------------------------------------------------------------
Unsec. Sub. Notes,
  5.25%, 08/01/12                                 270,000        277,123
========================================================================
                                                               9,441,279
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.37%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31                  $  111,539   $    120,060
------------------------------------------------------------------------
  8.50%, 02/15/25                                  41,930         46,046
------------------------------------------------------------------------
  8.00%, 08/15/25                                  27,523         30,096
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32                     324,654        346,194
------------------------------------------------------------------------
  6.50%, 05/15/31 to 12/15/33                     462,285        487,722
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33                     853,327        887,932
------------------------------------------------------------------------
  5.50%, 09/15/33                                 199,559        203,151
========================================================================
                                                               2,121,201
========================================================================
    Total U.S. Government Agency Securities
      (Cost $21,496,566)                                      21,612,085
========================================================================

U.S. TREASURY SECURITIES-11.01%

U.S. TREASURY NOTES-9.45%

2.13%, 10/31/04                                 8,730,000      8,800,276
------------------------------------------------------------------------
1.50%, 02/28/05                                 3,050,000      3,057,625
------------------------------------------------------------------------
6.75%, 05/15/05                                   200,000        214,438
------------------------------------------------------------------------
6.50%, 10/15/06                                   500,000        557,190
------------------------------------------------------------------------
3.50%, 11/15/06                                   400,000        413,624
------------------------------------------------------------------------
3.13%, 10/15/08                                 1,285,000      1,283,394
------------------------------------------------------------------------
5.00%, 08/15/11                                   275,000        294,550
========================================================================
                                                              14,621,097
========================================================================

U.S. TREASURY BONDS-1.56%

7.25%, 05/15/16                                   325,000        405,691
------------------------------------------------------------------------
7.50%, 11/15/16                                 1,575,000      2,006,408
========================================================================
                                                               2,412,099
========================================================================
    Total U.S. Treasury Securities (Cost
      $17,000,843)                                            17,033,196
========================================================================
TOTAL INVESTMENTS-99.57% (Cost $133,390,037)                 154,109,677
========================================================================
OTHER ASSETS LESS LIABILITIES-0.43%                              659,758
========================================================================
NET ASSETS-100.00%                                          $154,769,435
________________________________________________________________________
========================================================================

Investment Abbreviations:

Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GO      - General Obligation Bonds
Gtd.    - Guaranteed
PATS    - Putable Asset Term Securities
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,873,012, which represented 1.18% of the Fund's net assets. Unless otherwise indicated, these securities are considered to be liquid.
(c) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,678,931 which represented 1.12% of the Fund's net assets.
(d) Interest rates are redetermined quarterly. Rates shown are rates in effect on 12/31/03.
(e) Perpetual bond with no specified maturity date.
(f) Interest rates are redetermined semi-annually. Rates shown are rates in effect on 12/31/03.
(g) Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $133,390,037)                                $154,109,677
-----------------------------------------------------------
Cash                                                    381
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  572,289
-----------------------------------------------------------
  Dividends and interest                            521,181
-----------------------------------------------------------
  Due from advisor                                    5,136
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    3,868
-----------------------------------------------------------
Other assets                                         19,551
===========================================================
    Total assets                                155,232,083
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            198,434
-----------------------------------------------------------
  Dividends                                             119
-----------------------------------------------------------
  Deferred compensation and retirement plans          4,991
-----------------------------------------------------------
Accrued distribution fees                            98,184
-----------------------------------------------------------
Accrued transfer agent fees                         102,291
-----------------------------------------------------------
Accrued operating expenses                           58,629
===========================================================
    Total liabilities                               462,648
===========================================================
Net assets applicable to shares outstanding    $154,769,435
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $137,480,249
-----------------------------------------------------------
Undistributed net investment income (loss)           (9,211)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (3,421,243)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     20,719,640
===========================================================
                                               $154,769,435
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 53,675,074
___________________________________________________________
===========================================================
Class B                                        $ 76,304,395
___________________________________________________________
===========================================================
Class C                                        $ 24,789,966
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,666,888
___________________________________________________________
===========================================================
Class B                                           6,643,374
___________________________________________________________
===========================================================
Class C                                           2,157,003
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.50
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.50 divided by
      95.25%)                                  $      12.07
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.49
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Interest                                                      $ 1,431,735
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $2,907)              806,338
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       65,983
=========================================================================
    Total investment income                                     2,304,056
=========================================================================

EXPENSES:

Advisory fees                                                     762,772
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     41,570
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         140,541
-------------------------------------------------------------------------
  Class B                                                         587,179
-------------------------------------------------------------------------
  Class C                                                         184,770
-------------------------------------------------------------------------
Transfer agent fees                                               411,227
-------------------------------------------------------------------------
Trustees' fees                                                     10,597
-------------------------------------------------------------------------
Other                                                             160,658
=========================================================================
    Total expenses                                              2,349,314
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,985)
=========================================================================
    Net expenses                                                2,260,329
=========================================================================
Net investment income                                              43,727
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                           201,370
-------------------------------------------------------------------------
  Foreign currencies                                                2,986
=========================================================================
                                                                  204,356
=========================================================================
Change in net unrealized appreciation of Investment
  securities                                                   24,575,727
=========================================================================
Net gain from investment securities and foreign currencies     24,780,083
=========================================================================
Net increase in net assets resulting from operations          $24,823,810
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003           2002
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     43,727    $   480,316
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              204,356     (3,175,000)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       24,575,727     (5,004,736)
=========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 24,823,810     (7,699,420)
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (252,338)      (294,551)
-----------------------------------------------------------------------------------------
  Class B                                                          (76,078)      (179,374)
-----------------------------------------------------------------------------------------
  Class C                                                          (23,549)       (55,465)
=========================================================================================
    Decrease in net assets resulting from distributions           (351,965)      (529,390)
=========================================================================================
Share transactions-net:
  Class A                                                       12,879,782     24,754,098
-----------------------------------------------------------------------------------------
  Class B                                                       16,497,602     35,476,082
-----------------------------------------------------------------------------------------
  Class C                                                        5,182,557     11,748,646
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               34,559,941     71,978,826
=========================================================================================
    Net increase in net assets                                  59,031,786     63,750,016
=========================================================================================

NET ASSETS:

  Beginning of year                                             95,737,649     31,987,633
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(9,211) and $12,621 for 2003 and 2002,
    respectively)                                             $154,769,435    $95,737,649
_________________________________________________________________________________________
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. The difference between the selling price and the future repurchase price is recorded as realized gain (loss). At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the

     Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets on the next $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.50%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has also voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. For the year ended December 31, 2003, AIM waived fees of $87,087.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $180,714 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $140,541, $587,179 and $184,770, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2003, AIM Distributors retained $54,699 in front-end sales commissions from the sale of Class A shares and $46, $1,708 and $1,663 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.


NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

                                                                            UNREALIZED
                          MARKET VALUE     PURCHASES        PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND                       12/31/2002       AT COST        FROM SALES     (DEPRECIATION)     12/31/2003      INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio    $3,066,692     $28,357,173     $(31,423,865)         $ --             $ --        $33,624          $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio        3,066,692      28,357,173     (31,423,865)            --             $ --         32,359            --
====================================================================================================================================
                           $6,133,384     $56,714,346     $(62,847,730)         $ --             $ --        $65,983          $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $1,826 and reductions in custodian fees of $72 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,898.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,789 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                          2003        2002
------------------------------------------------------------
Distributions paid from ordinary
  income                                $351,965    $529,390
____________________________________________________________
============================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 20,643,031
-----------------------------------------------------------
Temporary book/tax differences                       (9,212)
-----------------------------------------------------------
Capital loss carryforward                        (3,344,633)
-----------------------------------------------------------
Shares of beneficial interest                   137,480,249
===========================================================
Total net assets                               $154,769,435
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2009                              $    1,094
----------------------------------------------------------
December 31, 2010                               3,076,168
----------------------------------------------------------
December 31, 2011                                 267,371
==========================================================
Total capital loss carryforward                $3,344,633
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $91,750,155 and $56,996,368, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $21,802,883
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,159,852)
===========================================================
Net unrealized appreciation of investment
  securities                                    $20,643,031
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $133,466,646.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and non deductible excise taxes, non deductible stock issuance costs, and other items, on December 31, 2003, undistributed net investment income was increased by $286,406, undistributed net realized gains decreased by $279,846 and shares of beneficial interest decreased by $6,560. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,121,267    $ 21,472,774     3,446,333    $ 34,648,200
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,415,758      34,619,858     5,478,972      54,419,155
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,191,376      12,127,632     1,909,258      19,097,434
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         23,304         235,426        28,607         280,388
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          7,181          68,294        15,991         156,480
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          2,103          20,060         5,190          50,976
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        298,876       3,122,514        46,807         451,087
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (299,162)     (3,122,514)      (46,781)       (451,087)
======================================================================================================================
Reacquired:
  Class A                                                     (1,204,717)    (11,950,932)   (1,094,279)    (10,625,577)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,513,543)    (15,068,036)   (1,910,198)    (18,648,466)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (698,766)     (6,965,135)     (732,977)     (7,399,764)
======================================================================================================================
                                                               3,343,677    $ 34,559,941     7,146,923    $ 71,978,826
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05          0.11(a)            0.03(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.05         (1.28)              0.76
============================================================================================================
    Total from investment operations                             2.10         (1.17)              0.79
============================================================================================================
Less distribution from net investment income                    (0.06)        (0.12)             (0.04)
============================================================================================================
Net asset value, end of period                                $ 11.50       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 22.35%       (10.97)%             7.94%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $53,675       $32,414            $10,753
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.50%(c)      1.48%              1.43%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.57%(c)      1.67%              2.89%(d)
============================================================================================================
Ratio of net investment income to average net assets             0.46%(c)      1.15%              1.16%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $40,154,641.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                                              ----------------------------------------------
                                                                                          SEPTEMBER 28, 2001
                                                                   YEAR ENDED              (DATE OPERATIONS
                                                                  DECEMBER 31,              COMMENCED) TO
                                                              ---------------------          DECEMBER 31,
                                                               2003          2002                2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75            $ 10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)            0.01(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)              0.77
============================================================================================================
    Total from investment operations                             2.04         (1.24)              0.78
============================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)             (0.03)
============================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46            $ 10.75
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                 21.64%       (11.56)%             7.76%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $76,304       $47,597            $16,067
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%              2.08%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%              3.54%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%              0.52%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         51%           42%                 7%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $58,717,932.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                       SEPTEMBER 28, 2001
                                                                   YEAR ENDED           (DATE OPERATIONS
                                                                  DECEMBER 31,           COMMENCED) TO
                                                              ---------------------       DECEMBER 31,
                                                               2003          2002             2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.46       $ 10.75          $10.00
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.05(a)         0.01(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.29)           0.77
=========================================================================================================
    Total from investment operations                             2.04         (1.24)           0.78
=========================================================================================================
Less distribution from net investment income                    (0.01)        (0.05)          (0.03)
=========================================================================================================
Net asset value, end of period                                $ 11.49       $  9.46          $10.75
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                 21.64%       (11.57)%          7.76%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,790       $15,727          $5,168
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.15%(c)      2.13%           2.08%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.22%(c)      2.32%           3.54%(d)
=========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.19)%(c)     0.50%           0.52%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate(e)                                         51%           42%              7%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $18,476,969.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.17%

ADVERTISING-6.09%

Interpublic Group of Cos., Inc. (The)(a)          216,470   $  3,376,932
------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                            78,800      3,139,392
========================================================================
                                                               6,516,324
========================================================================

APPAREL RETAIL-5.84%

Abercrombie & Fitch Co.-Class A(a)                 72,710      1,796,664
------------------------------------------------------------------------
Gap, Inc. (The)                                    86,700      2,012,307
------------------------------------------------------------------------
TJX Cos., Inc. (The)                              110,500      2,436,525
========================================================================
                                                               6,245,496
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.43%

Janus Capital Group Inc.                          116,840      1,917,345
------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A             29,090        682,452
========================================================================
                                                               2,599,797
========================================================================

BUILDING PRODUCTS-1.89%

American Standard Cos. Inc.(a)                     20,050      2,019,035
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.99%

BISYS Group, Inc. (The)(a)                        113,900      1,694,832
------------------------------------------------------------------------
Ceridian Corp.(a)                                 101,480      2,124,991
------------------------------------------------------------------------
Certegy Inc.                                       60,750      1,992,600
------------------------------------------------------------------------
DST Systems, Inc.(a)                               65,570      2,738,203
========================================================================
                                                               8,550,626
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.11%

Viad Corp.                                         90,200      2,255,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.62%

Waters Corp.(a)                                    84,500      2,802,020
========================================================================

EMPLOYMENT SERVICES-1.40%

Robert Half International Inc.(a)                  64,330      1,501,462
========================================================================

FOOD RETAIL-2.68%

Kroger Co. (The)(a)                               155,100      2,870,901
========================================================================

HEALTH CARE FACILITIES-2.06%

Universal Health Services, Inc.-Class B            40,950      2,199,834
========================================================================

HEALTH CARE SERVICES-2.22%

IMS Health Inc.                                    95,340      2,370,152
========================================================================

HOME FURNISHINGS-1.49%

Natuzzi S.p.A.-ADR (Italy)                        158,700      1,599,696
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.96%

Orient-Express Hotels Ltd.-Class A (Bermuda)       80,500   $  1,322,615
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          51,180      1,840,945
========================================================================
                                                               3,163,560
========================================================================

INDUSTRIAL MACHINERY-3.01%

Kennametal Inc.                                    22,930        911,468
------------------------------------------------------------------------
SPX Corp.(a)                                       39,340      2,313,585
========================================================================
                                                               3,225,053
========================================================================

INSURANCE BROKERS-2.88%

Aon Corp.                                         128,700      3,081,078
========================================================================

IT CONSULTING & OTHER SERVICES-2.25%

Acxiom Corp.(a)                                   129,450      2,403,887
========================================================================

LEISURE FACILITIES-1.98%

Speedway Motorsports, Inc.                         73,100      2,114,052
========================================================================

LEISURE PRODUCTS-2.15%

Brunswick Corp.                                    72,170      2,297,171
========================================================================

LIFE & HEALTH INSURANCE-3.92%

Nationwide Financial Services, Inc.-Class A        70,790      2,340,317
------------------------------------------------------------------------
Protective Life Corp.                              54,700      1,851,048
========================================================================
                                                               4,191,365
========================================================================

MANAGED HEALTH CARE-5.40%

Aetna Inc.                                         39,590      2,675,492
------------------------------------------------------------------------
Anthem, Inc.(a)                                    41,280      3,096,000
========================================================================
                                                               5,771,492
========================================================================

MULTI-LINE INSURANCE-2.09%

American Financial Group, Inc.                     84,330      2,231,372
========================================================================

MULTI-SECTOR HOLDINGS-1.95%

Leucadia National Corp.                            45,200      2,083,720
========================================================================

OIL & GAS DRILLING-3.14%

Nabors Industries, Ltd. (Bermuda)(a)               40,690      1,688,635
------------------------------------------------------------------------
Pride International, Inc.(a)                       89,610      1,670,330
========================================================================
                                                               3,358,965
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.50%

Smith International, Inc.(a)                       38,760      1,609,315
========================================================================

PACKAGED FOODS & MEATS-2.20%

Cadbury Schweppes PLC-ADR (United Kingdom)         78,900      2,358,321
========================================================================

PROPERTY & CASUALTY INSURANCE-3.43%

ACE Ltd. (Cayman Islands)                          77,820      3,223,304
------------------------------------------------------------------------


                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

Aspen Insurance Holdings Ltd. (Bermuda)(a)         18,100   $    449,061
========================================================================
                                                               3,672,365
========================================================================

REGIONAL BANKS-3.76%

Cullen/Frost Bankers, Inc.                         47,100      1,910,847
------------------------------------------------------------------------
Zions Bancorp                                      34,470      2,114,045
========================================================================
                                                               4,024,892
========================================================================

RESTAURANTS-3.49%

CEC Entertainment Inc.(a)                          46,600      2,208,374
------------------------------------------------------------------------
Outback Steakhouse, Inc.                           34,430      1,522,150
========================================================================
                                                               3,730,524
========================================================================

SEMICONDUCTOR EQUIPMENT-1.39%

Brooks Automation, Inc.(a)                         61,450      1,485,247
========================================================================

SYSTEMS SOFTWARE-4.24%

Computer Associates International, Inc.           165,900      4,535,706
========================================================================

THRIFTS & MORTGAGE FINANCE-5.61%

Federal Agricultural Mortgage Corp.-Class
  C(a)                                             56,400      1,802,544
------------------------------------------------------------------------
MGIC Investment Corp.                              31,400      1,787,916
------------------------------------------------------------------------
Radian Group Inc.                                  49,480      2,412,150
========================================================================
                                                               6,002,610
========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $85,728,699)                             102,871,038
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

------------------------------------------------------------------------

MONEY MARKET FUNDS-6.49%

Liquid Assets Portfolio(b)                      3,469,832   $  3,469,832
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         3,469,832      3,469,832
========================================================================
  Total Money Market Funds (Cost $6,939,664)                   6,939,664
========================================================================
TOTAL INVESTMENTS-102.66% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $92,668,363)                 109,810,702
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.63%

Liquid Assets Portfolio(b)(c)                   1,742,200      1,742,200
========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $1,742,200)                                          1,742,200
========================================================================
TOTAL INVESTMENTS-104.29% (Cost $94,410,563)                 111,552,902
========================================================================
OTHER ASSETS LESS LIABILITIES-(4.29%)                         (4,593,729)
========================================================================
NET ASSETS-100.00%                                          $106,959,173
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $85,728,699)*                                $102,871,038
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,681,864)                               8,681,864
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  817,957
-----------------------------------------------------------
  Dividends                                          93,056
-----------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                    8,061
-----------------------------------------------------------
Other assets                                         40,277
===========================================================
    Total assets                                112,512,253
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,407,053
-----------------------------------------------------------
  Fund shares reacquired                            226,899
-----------------------------------------------------------
  Deferred compensation and retirement plans          8,534
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,742,200
-----------------------------------------------------------
Accrued distribution fees                            57,395
-----------------------------------------------------------
Accrued transfer agent fees                          55,285
-----------------------------------------------------------
Accrued operating expenses                           55,714
===========================================================
    Total liabilities                             5,553,080
===========================================================
Net assets applicable to shares outstanding    $106,959,173
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $101,200,780
-----------------------------------------------------------
Undistributed net investment income (loss)           (7,330)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (11,376,616)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     17,142,339
===========================================================
                                               $106,959,173
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 55,372,221
___________________________________________________________
===========================================================
Class B                                        $ 38,164,921
___________________________________________________________
===========================================================
Class C                                        $ 13,422,031
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           4,908,460
___________________________________________________________
===========================================================
Class B                                           3,426,476
___________________________________________________________
===========================================================
Class C                                           1,205,785
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.28 divided by
      94.50%)                                  $      11.94
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.14
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.13
___________________________________________________________
===========================================================

* At December 31, 2003, securities with an aggregate market value of $1,679,818 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $9,638)          $   536,800
-------------------------------------------------------------------------
Dividends from affiliated money market funds*                      46,089
=========================================================================
    Total investment income                                       582,889
=========================================================================

EXPENSES:

Advisory fees                                                     585,948
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     26,105
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         131,657
-------------------------------------------------------------------------
  Class B                                                         266,912
-------------------------------------------------------------------------
  Class C                                                          89,362
-------------------------------------------------------------------------
Transfer agent fees                                               296,327
-------------------------------------------------------------------------
Trustees' fees                                                     10,013
-------------------------------------------------------------------------
Registration and filing fees                                       91,271
-------------------------------------------------------------------------
Other                                                              91,415
=========================================================================
    Total expenses                                              1,639,010
=========================================================================
Less: Fees waived and expense offset arrangements                 (88,937)
=========================================================================
    Net expenses                                                1,550,073
=========================================================================
Net investment income (loss)                                     (967,184)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,054,747)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   27,636,943
=========================================================================
Net gain from investment securities                            23,582,196
=========================================================================
Net increase in net assets resulting from operations          $22,615,012
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (967,184)   $   (476,400)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (4,054,747)     (7,321,869)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       27,636,943     (10,493,590)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 22,615,012     (18,291,859)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --            (478)
------------------------------------------------------------------------------------------
  Class B                                                               --            (253)
------------------------------------------------------------------------------------------
  Class C                                                               --             (97)
==========================================================================================
  Decrease in net assets resulting from distributions                   --            (828)
==========================================================================================
Share transactions-net:
  Class A                                                        4,929,815      50,139,628
------------------------------------------------------------------------------------------
  Class B                                                        8,575,378      25,993,450
------------------------------------------------------------------------------------------
  Class C                                                        2,445,889       9,553,721
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,951,082      85,686,799
==========================================================================================
    Net increase in net assets                                  38,566,094      67,394,112
==========================================================================================

NET ASSETS:

  Beginning of year                                             68,393,079         998,967
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(7,330) and $(3,770) for 2003 and 2002,
    respectively)                                             $106,959,173    $ 68,393,079
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets on the next $4 billion, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total fund operating expenses of Class A shares to 1.80%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, AIM waived fees of $87,608.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2003, AISI retained $146,290 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B and Class C shares paid $131,657, $266,912 and $89,362, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $37,836 in front-end sales commissions from the sale of Class A shares and $10,690, $92 and $2,506 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:


                                                                        UNREALIZED
                         MARKET VALUE     PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND    REALIZED
                         12/31/2002        AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $1,643,540     $26,659,180    $(24,832,888)       $  --          $3,469,832     $18,888        $  --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio       1,643,540     26,659,180     (24,832,888)           --           3,469,832      18,520           --
=================================================================================================================================
    Subtotal              $3,287,080     $53,318,360    $(49,665,776)       $  --          $6,939,664     $37,408        $  --
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:


                                                                            UNREALIZED
                         MARKET VALUE         PURCHASES       PROCEEDS      APPRECIATION      MARKET VALUE    DIVIDEND   REALIZED
                         12/31/2002            AT COST       FROM SALES     (DEPRECIATION)    12/31/2003      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio   $       --         $10,792,100    $(9,049,900)        $  --          $1,742,200     $8,681        $  --
====================================================================================================================================

    Total                 $3,287,080         $64,110,460    $(58,715,676)       $  --          $8,681,864     $46,089       $  --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $28,873.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in transfer agent fees from AISI (an affiliate of AIM) of $1,235 and reductions in custodian fees of $94 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $1,329.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $3,702 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $1,679,818 were on loan to brokers. The loans were secured by cash collateral of $1,742,200, received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $8,681 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

                                           2003     2002
--------------------------------------------------------
Distributions paid from ordinary income    $ --     $828
________________________________________________________
========================================================


Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $ 15,734,086
-----------------------------------------------------------
Temporary book/tax differences                       (7,330)
-----------------------------------------------------------
Capital loss carryforward                        (9,895,859)
-----------------------------------------------------------
Post-October capital loss deferral                  (72,504)
-----------------------------------------------------------
Shares of beneficial interest                   101,200,780
===========================================================
Total net assets                               $106,959,173
___________________________________________________________
===========================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
December 31, 2010                              $3,285,438
----------------------------------------------------------
December 31, 2011                               6,610,421
==========================================================
Total capital loss carryforward                $9,895,859
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2003 was $50,253,384 and $37,038,258, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $17,258,527
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,524,441)
===========================================================
Net unrealized appreciation of investment
  securities                                    $15,734,086
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $95,818,816.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2003, undistributed net investment income was increased by $963,624 and shares of beneficial interest decreased by $963,624. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,832,986    $ 37,737,367     6,822,286    $ 67,387,599
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,803,614      17,257,750     3,513,553      34,188,591
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        886,121       8,452,954     1,447,908      13,866,491
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        156,161       1,515,851        54,117         479,487
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (157,780)     (1,515,851)      (54,301)       (479,487)
======================================================================================================================
Reacquired:
  Class A                                                     (3,833,211)    (34,323,403)   (2,163,879)    (17,727,458)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (811,030)     (7,166,521)     (897,580)     (7,715,654)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (665,740)     (6,007,065)     (492,504)     (4,312,770)
======================================================================================================================
                                                               1,211,121    $ 15,951,082     8,229,600    $ 85,686,799
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002          COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.23       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)        (0.06)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.13         (1.70)             (0.01)
===========================================================================================================
    Total from investment operations                             3.05         (1.76)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.28       $  8.23            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 37.06%       (17.62)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,372       $39,130            $   400
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.80%(c)      1.80%              1.80%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.92%(c)      1.93%            199.49%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.00)%(c)    (0.70)%            (0.31)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,616,169.
(d)  Annualized.

                                                                                 CLASS B
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.09         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.96         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.14       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return(b)                                                 36.19%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $38,165       $21,204            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $26,691,192.
(d)  Annualized.

                                                                                 CLASS C
                                                              ---------------------------------------------
                                                                   YEAR ENDED
                                                                  DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------       (DATE OPERATIONS
                                                               2003          2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.18       $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)        (0.12)(a)           0.00
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.07         (1.69)             (0.01)
===========================================================================================================
    Total from investment operations                             2.95         (1.81)             (0.01)
===========================================================================================================
Less distributions from net investment income                      --         (0.00)                --
===========================================================================================================
Net asset value, end of period                                $ 11.13       $  8.18            $  9.99
___________________________________________________________________________________________________________
===========================================================================================================
Total return                                                    36.06%       (18.12)%            (0.10)%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,422       $ 8,059            $   300
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.45%(c)      2.45%              2.45%(d)
-----------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.57%(c)      2.58%            200.14%(d)
===========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.65)%(c)    (1.35)%            (0.96)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate                                            52%           41%                --
___________________________________________________________________________________________________________
===========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,936,175.
(d)  Annualized.

NOTE 13--LEGAL PROCEEDINGS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act

("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of AIM Premier Equity Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Premier Equity Fund (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent auditors whose report dated February 14, 2000, expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP

February 20, 2004
Houston, Texas

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2003

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.98%

ADVERTISING-1.71%

Omnicom Group Inc.                               1,789,800   $  156,303,234
===========================================================================

AEROSPACE & DEFENSE-1.44%

Lockheed Martin Corp.                            1,477,200       75,928,080
---------------------------------------------------------------------------
United Technologies Corp.                          588,900       55,810,053
===========================================================================
                                                                131,738,133
===========================================================================

AIR FREIGHT & LOGISTICS-0.33%

FedEx Corp.                                        448,000       30,240,000
===========================================================================

AIRLINES-0.66%

Southwest Airlines Co.                           3,730,300       60,207,042
===========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                         751,000       28,538,000
===========================================================================

APPAREL RETAIL-0.52%

Gap, Inc. (The)                                  2,049,600       47,571,216
===========================================================================

APPLICATION SOFTWARE-1.30%

BEA Systems, Inc.(a)                             3,184,600       39,170,580
---------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                           1,931,000       80,252,360
===========================================================================
                                                                119,422,940
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.42%

Bank of New York Co., Inc. (The)                 3,928,400      130,108,608
===========================================================================

BIOTECHNOLOGY-1.56%

Amgen Inc.(a)                                    2,319,600      143,351,280
===========================================================================

BREWERS-1.00%

Anheuser-Busch Cos., Inc.                        1,734,000       91,347,120
===========================================================================

BROADCASTING & CABLE TV-3.05%

Clear Channel Communications, Inc.                 992,300       46,469,409
---------------------------------------------------------------------------
Comcast Corp.-Class A(a)                           752,032       24,719,292
---------------------------------------------------------------------------
Comcast Corp.-Special Class A(a)                 4,568,800      142,912,064
---------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              1,900,200       65,461,890
===========================================================================
                                                                279,562,655
===========================================================================

BUILDING PRODUCTS-0.57%

American Standard Cos. Inc.(a)                     519,650       52,328,755
===========================================================================

COMMUNICATIONS EQUIPMENT-2.92%

Cisco Systems, Inc.(a)                           7,443,600      180,805,044
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          5,129,900       87,208,300
===========================================================================
                                                                268,013,344
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

COMPUTER HARDWARE-3.69%

Dell Inc.(a)                                     5,399,500   $  183,367,020
---------------------------------------------------------------------------
International Business Machines Corp.            1,671,200      154,886,816
===========================================================================
                                                                338,253,836
===========================================================================

CONSUMER FINANCE-1.28%

American Express Co.                             1,650,000       79,579,500
---------------------------------------------------------------------------
SLM Corp.                                        1,007,700       37,970,136
===========================================================================
                                                                117,549,636
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.20%

Affiliated Computer Services, Inc.-Class A(a)    1,307,600       71,211,896
---------------------------------------------------------------------------
Paychex, Inc.                                    1,046,100       38,914,920
===========================================================================
                                                                110,126,816
===========================================================================

DEPARTMENT STORES-0.49%

Federated Department Stores, Inc.                  952,800       44,905,464
===========================================================================

DIVERSIFIED BANKS-3.79%

Bank of America Corp.                            2,306,100      185,479,623
---------------------------------------------------------------------------
U.S. Bancorp                                     1,479,800       44,068,444
---------------------------------------------------------------------------
Wells Fargo & Co.                                2,007,100      118,198,119
===========================================================================
                                                                347,746,186
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.71%

J.P. Morgan Chase & Co.                          1,761,500       64,699,895
===========================================================================

DIVERSIFIED CHEMICALS-0.91%

Dow Chemical Co. (The)                             787,000       32,715,590
---------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                   1,100,000       50,479,000
===========================================================================
                                                                 83,194,590
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.36%

Cendant Corp.(a)                                 4,403,900       98,074,853
---------------------------------------------------------------------------
Cintas Corp.                                       534,700       26,804,511
===========================================================================
                                                                124,879,364
===========================================================================

DRUG RETAIL-0.48%

Walgreen Co.                                     1,212,900       44,125,302
===========================================================================

ENVIRONMENTAL SERVICES-1.00%

Waste Management, Inc.                           3,094,000       91,582,400
===========================================================================

FOOTWEAR-1.02%

NIKE, Inc.-Class B                               1,358,800       93,023,448
===========================================================================

GENERAL MERCHANDISE STORES-1.73%

Target Corp.                                     4,124,900      158,396,160
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-0.97%

Guidant Corp.                                      649,200   $   39,081,840
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          817,800       50,172,030
===========================================================================
                                                                 89,253,870
===========================================================================

HEALTH CARE FACILITIES-0.66%

HCA Inc.                                         1,400,800       60,178,368
===========================================================================

HOME IMPROVEMENT RETAIL-0.84%

Home Depot, Inc. (The)                           2,173,900       77,151,711
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.54%

Starwood Hotels & Resorts Worldwide, Inc.        1,384,700       49,807,659
===========================================================================

HOUSEHOLD PRODUCTS-3.38%

Clorox Co. (The)                                 1,426,900       69,290,264
---------------------------------------------------------------------------
Colgate-Palmolive Co.                              928,400       46,466,420
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                       1,945,800      194,346,504
===========================================================================
                                                                310,103,188
===========================================================================

HYPERMARKETS & SUPER CENTERS-2.06%

Wal-Mart de Mexico S.A. de C.V.-Series V
  (Mexico)                                      17,488,800       49,881,235
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,619,100      138,943,255
===========================================================================
                                                                188,824,490
===========================================================================

INDUSTRIAL CONGLOMERATES-5.94%

3M Co.                                             997,000       84,774,910
---------------------------------------------------------------------------
General Electric Co.                            10,731,700      332,468,066
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                4,815,900      127,621,350
===========================================================================
                                                                544,864,326
===========================================================================

INDUSTRIAL MACHINERY-2.60%

Danaher Corp.                                    1,768,700      162,278,225
---------------------------------------------------------------------------
Dover Corp.                                        691,000       27,467,250
---------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               720,000       48,873,600
===========================================================================
                                                                238,619,075
===========================================================================

INTEGRATED OIL & GAS-4.77%

BP PLC-ADR (United Kingdom)                      1,972,200       97,328,070
---------------------------------------------------------------------------
ConocoPhillips                                   1,156,600       75,838,262
---------------------------------------------------------------------------
Exxon Mobil Corp.                                6,430,700      263,658,700
===========================================================================
                                                                436,825,032
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.28%

Merrill Lynch & Co., Inc.                        2,321,300      136,144,245
---------------------------------------------------------------------------
Morgan Stanley                                   2,846,400      164,721,168
===========================================================================
                                                                300,865,413
===========================================================================

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE

IT CONSULTING & OTHER SERVICES-0.63%

Accenture Ltd.-Class A (Bermuda)(a)              2,208,000   $   58,114,560
===========================================================================

MANAGED HEALTH CARE-1.60%

Anthem, Inc.(a)                                    940,100       70,507,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                          1,310,400       76,239,072
===========================================================================
                                                                146,746,572
===========================================================================

MOVIES & ENTERTAINMENT-1.13%

Viacom Inc.-Class B                              2,332,300      103,507,474
===========================================================================

MULTI-LINE INSURANCE-2.52%

American International Group, Inc.               3,490,400      231,343,712
===========================================================================

OIL & GAS DRILLING-0.29%

GlobalSantaFe Corp. (Cayman Islands)             1,067,000       26,493,610
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.06%

BJ Services Co.(a)                                 707,800       25,410,020
---------------------------------------------------------------------------
Halliburton Co.                                  1,753,300       45,585,800
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    485,200       26,550,144
===========================================================================
                                                                 97,545,964
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.97%

Citigroup Inc.                                   7,491,000      363,613,140
===========================================================================

PHARMACEUTICALS-8.24%

Allergan, Inc.                                     764,000       58,682,840
---------------------------------------------------------------------------
Johnson & Johnson                                2,204,700      113,894,802
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                  541,500       38,083,695
---------------------------------------------------------------------------
Merck & Co. Inc.                                   996,700       46,047,540
---------------------------------------------------------------------------
Pfizer Inc.                                     10,433,100      368,601,423
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         551,200       31,258,552
---------------------------------------------------------------------------
Wyeth                                            2,331,100       98,955,195
===========================================================================
                                                                755,524,047
===========================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

Chubb Corp. (The)                                  866,500       59,008,650
===========================================================================

RESTAURANTS-1.08%

McDonald's Corp.                                 1,723,300       42,789,539
---------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             1,622,300       55,807,120
===========================================================================
                                                                 98,596,659
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.81%

Applied Materials, Inc.(a)                       3,320,300       74,540,735
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SEMICONDUCTORS-3.35%

Analog Devices, Inc.                             2,519,000   $  114,992,350
---------------------------------------------------------------------------
Intel Corp.                                      5,977,000      192,459,400
===========================================================================
                                                                307,451,750
===========================================================================

SOFT DRINKS-2.19%

Coca-Cola Co. (The)                              2,289,900      116,212,425
---------------------------------------------------------------------------
PepsiCo, Inc.                                    1,817,700       84,741,174
===========================================================================
                                                                200,953,599
===========================================================================

SPECIALTY STORES-0.53%

Staples, Inc.(a)                                 1,782,600       48,664,980
===========================================================================

SYSTEMS SOFTWARE-5.40%

Computer Associates International, Inc.          2,386,100       65,235,974
---------------------------------------------------------------------------
Microsoft Corp.                                 12,128,800      334,027,152
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,931,300       38,693,160
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                        1,536,100       57,081,476
===========================================================================
                                                                495,037,762
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.82%

Fannie Mae                                       2,796,900      209,935,314
---------------------------------------------------------------------------
Freddie Mac                                        834,900       48,691,368
===========================================================================
                                                                258,626,682
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.23%

Nextel Communications, Inc.-Class A(a)           2,155,200       60,474,912
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                 MARKET
                                                 SHARES          VALUE
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Vodafone Group PLC (United Kingdom)             21,113,210   $   52,211,226
===========================================================================
                                                                112,686,138
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,723,102,821)                         8,892,164,590
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

U.S. TREASURY BILLS-0.32%

  0.87%, 3/18/04 (Cost $29,744,866)(b)         $29,800,000(c) $   29,741,890
===========================================================================
                                                 SHARES

MONEY MARKET FUNDS-3.27%

Liquid Assets Portfolio(d)                     149,855,268      149,855,268
---------------------------------------------------------------------------
STIC Prime Portfolio(d)                        149,855,268      149,855,268
===========================================================================
    Total Money Market Funds (Cost
      $299,710,536)                                             299,710,536
===========================================================================
TOTAL INVESTMENTS-100.57% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $8,052,558,223)                                             9,221,617,016
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.31%

Liquid Assets Portfolio(d)(e)                  119,778,490      119,778,490
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $119,778,490)                                       119,778,490
===========================================================================
TOTAL INVESTMENTS-101.88% (Cost
  $8,172,336,713)                                             9,341,395,506
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.88%)                          (172,445,780)
===========================================================================
NET ASSETS-100.00%                                           $9,168,949,726
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section G and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS:

Investments, at market value (cost
  $7,752,847,687)*                           $ 8,921,906,480
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $419,489,026)                      419,489,026
------------------------------------------------------------
Receivables for:
  Variation margin                                   616,250
------------------------------------------------------------
  Fund shares sold                                 2,056,520
------------------------------------------------------------
  Dividends                                        7,347,461
------------------------------------------------------------
Investment for deferred compensation and
  retirement plans                                   545,602
------------------------------------------------------------
Other assets                                         555,079
============================================================
    Total assets                               9,352,516,418
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          51,684,653
------------------------------------------------------------
  Deferred compensation and retirement
    plans                                          1,140,857
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       119,778,490
------------------------------------------------------------
Accrued distribution fees                          4,384,225
------------------------------------------------------------
Accrued transfer agent fees                        5,649,228
------------------------------------------------------------
Accrued operating expenses                           929,239
============================================================
    Total liabilities                            183,566,692
============================================================
Net assets applicable to shares outstanding  $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $12,715,830,414
------------------------------------------------------------
Undistributed net investment income (loss)          (990,003)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign
  currencies, foreign currency contracts,
  futures contracts and option contracts      (4,725,989,892)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts     1,180,099,207
============================================================
                                             $ 9,168,949,726
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 5,116,443,760
____________________________________________________________
============================================================
Class B                                      $ 3,616,395,032
____________________________________________________________
============================================================
Class C                                      $   433,332,073
____________________________________________________________
============================================================
Class R                                      $       651,427
____________________________________________________________
============================================================
Institutional Class                          $     2,127,434
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          545,512,843
____________________________________________________________
============================================================
Class B                                          413,122,277
____________________________________________________________
============================================================
Class C                                           49,471,462
____________________________________________________________
============================================================
Class R                                               69,738
____________________________________________________________
============================================================
Institutional Class                                  224,569
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.38 divided
      by 94.50%)                             $          9.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.75
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.76
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.34
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.47
____________________________________________________________
============================================================

 * At December 31, 2003, securities with an aggregate market value of

   $116,256,265 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $384,236)        $  112,060,220
----------------------------------------------------------------------------
Dividends from affiliated money market funds*                      7,735,893
----------------------------------------------------------------------------
Interest                                                             552,453
============================================================================
    Total investment income                                      120,348,566
============================================================================

EXPENSES:

Advisory fees                                                     56,790,898
----------------------------------------------------------------------------
Administrative services fees                                         761,336
----------------------------------------------------------------------------
Custodian fees                                                       517,480
----------------------------------------------------------------------------
Distribution fees:

  Class A                                                         11,843,149
----------------------------------------------------------------------------
  Class B                                                         38,803,582
----------------------------------------------------------------------------
  Class C                                                          4,242,684
----------------------------------------------------------------------------
  Class R                                                              2,329
----------------------------------------------------------------------------
Transfer agent fees (Class A, B, C, & R)                          31,497,701
----------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             1,118
----------------------------------------------------------------------------
Trustees' fees                                                       139,410
----------------------------------------------------------------------------
Other                                                              2,807,219
============================================================================
    Total expenses                                               147,406,906
============================================================================
Less: Fees waived and expense offset arrangements                 (1,322,457)
----------------------------------------------------------------------------
    Net expenses                                                 146,084,449
============================================================================
    Net investment income (loss)                                 (25,735,883)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY
  CONTRACTS, FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (585,972,855)
----------------------------------------------------------------------------
  Foreign currencies                                                (123,194)
----------------------------------------------------------------------------
  Foreign currency contracts                                      (3,466,091)
----------------------------------------------------------------------------
  Futures contracts                                               69,449,042
----------------------------------------------------------------------------
  Option contracts written                                           480,126
============================================================================
                                                                (519,632,972)
============================================================================
Change in net unrealized appreciation of:
  Investment securities                                        2,484,939,325
----------------------------------------------------------------------------
  Foreign currencies                                                  17,615
----------------------------------------------------------------------------
  Foreign currency contracts                                          80,695
----------------------------------------------------------------------------
  Futures contracts                                               20,750,367
============================================================================
                                                               2,505,788,002
============================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts, futures contracts and option
  contracts                                                    1,986,155,030
============================================================================
Net increase in net assets resulting from operations          $1,960,419,147
____________________________________________________________________________
============================================================================

* Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2003 and 2002

                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (25,735,883)   $   (64,174,804)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                               (519,632,972)    (2,370,879,580)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                    2,505,788,002     (2,871,180,046)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,960,419,147     (5,306,234,430)
================================================================================================
Share transactions-net:
  Class A                                                        (586,536,341)    (1,392,867,197)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,467,119,888)    (2,339,535,311)
------------------------------------------------------------------------------------------------
  Class C                                                        (101,720,007)      (232,888,880)
------------------------------------------------------------------------------------------------
  Class R                                                             318,566            200,138
------------------------------------------------------------------------------------------------
  Institutional Class                                                (625,385)         2,649,533
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,155,683,055)    (3,962,441,717)
================================================================================================
    Net increase (decrease) in net assets                        (195,263,908)    (9,268,676,147)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,364,213,634     18,632,889,781
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(990,003) and $(911,328) for 2003 and 2002,
    respectively)                                             $ 9,168,949,726    $ 9,364,213,634
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the fund would continue to be subject to market risk with respect to the value of contracts and continue to be required to maintain the margin deposits on the futures contract.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued with approval of the Board of Trustees without further notice to investors. For the year ended December 31, 2003, AIM waived fees of $1,170,110.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2003, AIM was paid $761,336 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as

A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended December 31, 2003, AISI retained $13,352,135 for such services and had no class specific transfer agent fee reimbursements.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2003, the Class A, Class B, Class C and Class R shares paid $11,843,149, $38,803,582, $4,242,684, and $2,329, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2003, AIM Distributors retained $467,280 in front-end sales commissions from the sale of Class A shares and $59,617, $1,396, $22,796 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.



NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day's balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day's available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period December 31, 2003.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                        MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE     DIVIDEND     REALIZED
                         12/31/2002        AT COST         FROM SALES      (DEPRECIATION)    12/31/2003       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $371,645,740    $  914,484,665   $(1,136,275,137)        $ --       $149,855,268    $3,886,345        $ --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio     371,645,740       914,484,665    (1,136,275,137)          --        149,855,268     3,753,745          --
====================================================================================================================================
         Subtotal       $743,291,480    $1,828,969,330   $(2,272,550,274)        $ --       $299,710,536    $7,640,090        $ --
____________________________________________________________________________________________________________________________________
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FORM SECURITIES LENDING TRANSACTIONS:

                                                                            UNREALIZED
                        MARKET VALUE     PURCHASES         PROCEEDS        APPRECIATION    MARKET VALUE    DIVIDEND     REALIZED
                         12/31/2002       AT COST         FROM SALES      (DEPRECIATION)    12/31/2003     INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio             $135,612,100   $  885,508,130   $  (901,341,740)        $ --       $119,778,490   $   95,803        $ --
==================================================================================================================================

         Total          $878,903,580   $2,714,477,460   $(3,173,892,014)        $ --       $419,489,026   $7,735,893        $ --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of fees paid to security lending counterparties of $913,362.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian.

    For the year ended December 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $148,646 and reductions in custodian fees of $3,701 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $152,347.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    During the year ended December 31, 2003, the Fund paid legal fees of $28,458 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the credit facility could borrow on a first come, first served basis. The funds which were party to the credit facility were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed credit facility expired May 20, 2003.

    During the year ended December 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving credit facility or the committed credit facility.

    Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with to these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2003, securities with an aggregate value of $116,256,265 were on loan to brokers. The loans were secured by cash collateral of $119,778,490 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $95,803 for securities lending transactions.

NOTE 8--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                        --      $        --
------------------------------------------------------------
Written                              17,550        2,618,650
------------------------------------------------------------
Closed                               (7,650)      (1,400,216)
------------------------------------------------------------
Exercised                            (9,900)      (1,218,434)
============================================================
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 9--FUTURES CONTRACTS

On December 31, 2003, $15,117,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                    OPEN FUTURES CONTRACTS AT PERIOD END
----------------------------------------------------------------------------
                        NO. OF       MONTH/         MARKET       UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT       VALUE       APPRECIATION
----------------------------------------------------------------------------
S&P 500                   850      Mar-04/Long   $236,002,500   $11,022,800
____________________________________________________________________________
============================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and December 31, 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $ 1,156,703,704
------------------------------------------------------------
Temporary book/tax differences                      (990,003)
------------------------------------------------------------
Capital loss carryforward                     (4,702,594,389)
------------------------------------------------------------
Capital (par value and additional
  paid-in)                                    12,715,830,414
============================================================
Total net assets                             $ 9,168,949,726
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of unrealized gains or losses on certain future contracts. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $17,615.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
December 31, 2009                              1,690,224,044
------------------------------------------------------------
December 31, 2010                              2,279,293,105
------------------------------------------------------------
December 31, 2011                                733,077,240
============================================================
Total capital loss carryforward               $4,702,594,389
____________________________________________________________
============================================================

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $3,082,813,926 and $4,798,350,277, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $1,533,187,610
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (376,501,521)
============================================================
Net unrealized appreciation of investment
  securities                                  $1,156,686,089
____________________________________________________________
============================================================
Cost of investments for tax purposes is $8,184,709,417.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of capital loss carryforwards, merger transactions, net operating losses and foreign currency transactions on December 31, 2003, undistributed net investment income was increased by $25,657,208, undistributed net realized gains decreased by $22,601,785 and shares of beneficial interest decreased by $3,055,423. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       39,598,262    $   320,765,623      73,118,435    $   657,092,554
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       13,786,253        105,078,641      22,610,679        195,949,105
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        3,249,627         24,835,033       5,748,410         50,204,828
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                          89,985            704,135          29,155            211,650
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                 --                 --         345,082          3,005,669
================================================================================================================================
Issued in connection with acquisitions:***
  Class A                                                        2,782,677         24,469,013              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        3,838,877         31,511,253              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,461,575         11,994,377              --                 --
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       77,425,211        643,745,569      37,066,076        329,215,215
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (82,660,881)      (643,745,569)    (39,184,836)      (329,215,215)
================================================================================================================================
Reacquired:
  Class A                                                     (192,041,009)    (1,575,516,546)   (274,622,366)    (2,379,174,966)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (126,732,034)      (959,964,213)   (270,457,065)    (2,206,269,201)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (18,159,353)      (138,549,417)    (34,348,509)      (283,093,708)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (47,869)          (385,569)         (1,533)           (11,512)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (74,164)          (625,385)        (46,349)          (356,136)
================================================================================================================================
                                                              (277,482,843)   $(2,155,683,055)   (479,742,821)   $(3,962,441,717)
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Institutional Class shares commenced sales on March 15, 2002.
*** As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the opening of business November 24, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $5,277,895 of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2003             2002             2001            2000(a)            1999(a)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     7.51       $    10.87       $    12.51       $      16.28       $     13.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.01(b)         (0.01)(b)         0.00              (0.04)(b)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          1.86            (3.35)           (1.63)             (2.42)             3.97
=================================================================================================================================
    Total from investment operations                  1.87            (3.36)           (1.63)             (2.46)             3.96
=================================================================================================================================
Less distributions from net realized gains              --               --            (0.01)             (1.31)            (1.08)
=================================================================================================================================
Net asset value, end of period                  $     9.38       $     7.51       $    10.87       $      12.51       $     16.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                      24.90%          (30.91)%         (12.99)%           (14.95)%           29.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $5,116,444       $4,642,361       $8,502,699       $ 11,223,504       $12,640,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    1.26%(d)         1.17%            1.08%              1.00%             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 1.27%(d)         1.19%            1.12%              1.04%             1.02%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  0.07%(d)        (0.08)%          (0.03)%            (0.11)%           (0.09)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 37%              36%              38%                67%               66%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of 4,737,259,713.


                                                                                 CLASS B
                                            ---------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                               2003             2002             2001            2000(a)           1999(a)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     7.07       $    10.30       $    11.94       $     15.73       $      13.08
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.05)(b)        (0.07)(b)        (0.09)            (0.31)(b)          (0.13)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      1.73            (3.16)           (1.54)            (2.17)              3.86
=============================================================================================================================
    Total from investment operations              1.68            (3.23)           (1.63)            (2.48)              3.73
=============================================================================================================================
Less distributions from net realized gains          --               --            (0.01)            (1.31)             (1.08)
=============================================================================================================================
Net asset value, end of period              $     8.75       $     7.07       $    10.30       $     11.94       $      15.73
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                  23.76%          (31.36)%         (13.61)%          (15.65)%            28.94%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $3,616,395       $4,274,489       $9,186,980       $12,491,366       $ 14,338,087
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.01%(d)         1.92%            1.84%             1.77%              1.79%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.02%(d)         1.94%            1.88%             1.81%              1.81%
=============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.68)%(d)       (0.84)%          (0.79)%           (0.89)%            (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                             37%              36%              38%               67%                66%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $3,880,358,150.


                                                                           CLASS C
                                            ----------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                              2003           2002           2001          2000(a)         1999(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   7.07       $  10.31       $  11.95       $    15.74       $  13.09
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.05)(b)      (0.07)(b)      (0.09)           (0.31)(b)      (0.13)(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    1.74          (3.17)         (1.54)           (2.17)          3.86
==================================================================================================================
    Total from investment operations            1.69          (3.24)         (1.63)           (2.48)          3.73
==================================================================================================================
Less distributions from net realized gains        --             --          (0.01)           (1.31)         (1.08)
==================================================================================================================
Net asset value, end of period              $   8.76       $   7.07       $  10.31       $    11.95       $  15.74
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                23.90%        (31.43)%       (13.60)%         (15.62)%        28.92%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $433,332       $444,901       $943,211       $1,262,192       $860,859
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              2.01%(d)       1.92%          1.84%            1.77%          1.79%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           2.02%(d)       1.94%          1.88%            1.81%          1.81%
==================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.68)%(d)     (0.84)%        (0.79)%          (0.88)%        (0.88)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                           37%            36%            38%              67%            66%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $424,268,449.

                                                                          CLASS R
                                                              --------------------------------
                                                                                 JUNE 3, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  7.50             $ 9.16
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.01)(a)          (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.85              (1.64)
==============================================================================================
    Total from investment operations                               1.84              (1.66)
==============================================================================================
Net asset value, end of period                                  $  9.34             $ 7.50
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                   24.53%            (18.12)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   651             $  207
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.51%(c)           1.48%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                              1.52%(c)           1.50%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets       (0.18)%(c)         (0.40)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                           37%                36%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $465,853.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 MARCH 15, 2002
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2003                2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 7.55             $ 10.66
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05(a)             0.03(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    1.87               (3.14)
===============================================================================================
    Total from investment operations                               1.92               (3.11)
===============================================================================================
Net asset value, end of period                                   $ 9.47             $  7.55
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   25.43%             (29.17)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $2,127             $ 2,255
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 0.71%(c)            0.66%(d)
-----------------------------------------------------------------------------------------------
  Without fee waivers                                              0.72%(c)            0.68%(d)
===============================================================================================
Ratio of net investment income to average net assets               0.62%(c)            0.42%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                           37%                 36%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,191,456.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


NOTE 15--LEGAL PROCEEDINGS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. ("IVIF"). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

  The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of "market timing" and "late trading." Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.  Regulatory Inquiries and Actions

  1.  IFG

  On December 2, 2003 each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., the parent of AIM, and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

  The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

  In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

  2.  AIM

  AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

  3.  AMVESCAP Response

  AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

  There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.  Private Actions

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds' advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.

  IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

  Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

  As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits

a   (1)    -   (a) Amended and Restated Agreement and Declaration of Trust,
               dated May 15, 2002.(19)


           -   (b) Amendment No. 1, dated May 15, 2002 (effective as of July 1,
               2002), to the Amended and Restated Declaration of Trust dated May 15, 2002.(19)



           - (c) Amendment No. 2, dated February 6, 2003 (effective as of April 30, 2003), to the Amended and Restated Declaration of Trust dated May 15, 2002.(21)


           - (d) Amendment No. 3, dated June 11, 2003, to the Amended and Restated Agreement and Declaration of Trust of Registrant dated May 15, 2002.(23)

           - (e) Amendment No. 4, dated December 10, 2003, to the Amended and Restated Agreement and Declaration of Trust of Registrant dated May 15, 2002.(23)

           - (f) Amendment No. 5, dated February 19, 2004, to the Amended and Restated Agreement and Declaration of Trust of Registrant dated May 15, 2002.(23)

b          -   (a) Amended and Restated Bylaws, adopted effective May 15,
               2002.(19)

           - (b) Amendment No. 1 dated November 6, 2003, to Bylaws of Registrant(23)

c          -   Articles II, VI, VII, VIII and IX of the Amended and Restated
               Agreement and Declaration of Trust, as amended, and Articles IV, V and VI of the Amended and Restated Bylaws, define rights of holders of shares.(19)

d   (1)    -   (a) Master Investment Advisory Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(10)

           - (b) Amendment No. 1, dated August 30, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(11)

           - (c) Amendment No. 2, dated December 27, 2000, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(13)

           - (d) Amendment No. 3, dated September 28, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

           - (e) Amendment No. 4, dated December 27, 2001, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(18)

           - (f) Amendment No. 5, dated July 1, 2002, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(20)


           - (g) Amendment No. 6, dated April 30, 2003, to the Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(22)



           -   (h) Amendment No. 7, dated November 24, 2003, to the Master
               Investment Advisory Agreement, dated June 1, 2000, between
               Registrant and A I M Advisors, Inc.(24)
e   (1)    -   (a) Amended and Restated Master Distribution Agreement (all
               Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (all classes of shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

           - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

           - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)

           - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(23)


           - (g) Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc. (24)



           - (h) Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(24)



           - (i) Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.(24)


    (2)    -   (a) Amended and Restated Master Distribution Agreement (Class B
               shares) dated August 18, 2003, between Registrant and A I M
               Distributors, Inc.(23)

           - (b) Amendment No. 1, dated October 1, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (c) Amendment No. 2, dated October 29, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (d) Amendment No. 3, dated November 3, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)


           - (e) Amendment No. 4, dated November 4, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (f) Amendment No. 5, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (g) Amendment No. 6, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)

           - (h) Amendment No. 7, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(23)


           - (i) Amendment No. 8, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B shares) and A I M Distributors, Inc.(24)



           - (j) Amendment No. 9, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement, dated as of August 18, 2003, between Registrant (Class B Shares) and A I M Distributors, Inc.(24)


    (3)    -   Form of Selected Dealer Agreement between A I M Distributors,
               Inc. and selected dealers.(13)

    (4)    -   Form of Bank Selling Group Agreement between A I M Distributors,
               Inc. and banks.(22)

f   (1)    -   AIM Funds Retirement Plan for Eligible Directors/Trustees as
               restated October 1, 2001.(16)

    (2)    -   Form of AIM Funds Director Deferred Compensation Agreement, as
               amended September 26, 2002.(22)

g   (1)    -   (a) Master Custodian Contract, dated May 1, 2000, between the
               Registrant and State Street Bank and Trust Company.(11)

           - (b) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(11)

           - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(16)

           - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(18)

    (2)    -   (a) Subcustodian Agreement, dated September 9, 1994, among the
               Registrant, Texas Commerce Bank National Association, State
               Street Bank and Trust Company and A I M Fund Services, Inc.(2)

           - (b) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement, dated September 9, 1994, among the Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State Street Bank and Trust Company and A I M Fund Services, Inc.(8)

           - (c) Amendment No. 2, dated March 15, 2002, to Subcustodian Agreement, dated September 9, 1994, among the Registrant, JP Morgan Chase Bank (formerly Chase

               Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Fund Services, Inc.(20)

    (3)    -   Subcustodian Agreement, dated January 20, 1993, between State
               Street Bank and Trust Company and The Bank of New York.(20)


    (4)    -   Foreign Assets Delegation Agreement, dated May 31, 2002, between
               A I M Advisors, Inc. and Registrant.(16)



h   (1)    -   (a) Transfer Agency and Service Agreement, dated November 1,
               1994, between the Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(1)



           - (b) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(5)



           - (c) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(8)



           - (d) Amendment No. 3, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(11)



           - e) Amendment No. 4, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(18)



           - (f) Amendment No. 5, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(24)



           - (g) Amendment No. 6, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc., now known as AIM Investment Services, Inc.(24)


    (2)    -   Shareholder Sub-Accounting Services Agreement, dated as of
               October 1, 1993, between the Registrant and PFPC, Inc., Financial
               Data Services, Inc. and Merrill, Lynch, Pierce, Fenner & Smith
               Incorporated.(2)

    (3)    -   (a) Master Administrative Services Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(10)

           - (b) Amendment No. 1, dated August 30, 2000, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(11)

           - (c) Amendment No. 2, dated December 27, 2000, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(13)

           - (d) Amendment No. 3, dated September 28, 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(15)

           - (e) Amendment No. 4, dated December 27, 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(18)

           - (f) Amendment No. 5, dated July 1, 2002, to the Master Administrative Services Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(20)


           - (g) Amendment No. 6, dated April 30, 2003, to the Master Administrative Services Agreement, dated June 1, 2000, between the Registrant and A I M Advisors, Inc.(22)



           - (h) Amendment No. 7, dated November 24, 2003, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc.(24)


    (4)    -   (a) Memorandum of Agreement regarding securities lending, dated
               June 1, 2000, between Registrant, with respect to all Funds, and A I M Advisors, Inc.(13)

           - (b) Memorandum of Agreement, dated July 1, 2002, between Registrant, with respect to AIM European Small Company Fund, AIM International Emerging Growth Fund, AIM New Technology Fund and AIM Worldwide Spectrum Fund now known as AIM Global Value Fund and A I M Advisors, Inc.(20)

    (5)    -   Interfund Loan Agreement, dated September 18, 2001, between
               Registrant and A I M Advisors, Inc.(15)


    (6)    -   Expense Reimbursement Agreement Related to DST Transfer Agent
               System Conversion, dated June 30, 2003.(24)


i          -   None


j   (1)    -   Consent of PricewaterhouseCoopers LLP.(24)



    (2)    -   Consent of Ballard Spahr Andrews & Ingersoll, LLP.(24)


k          -   Omitted Financial Statements - None.


l   (1)    -   Initial Capitalization Agreement dated August 30, 2000 for AIM
               European Small Company Fund, AIM International Emerging Growth
               Fund, AIM New Technology Fund, AIM Small Cap Equity Fund and AIM
               Value II Fund.(11)


    (2)    -   Initial Capitalization Agreement dated December 27, 2000 for AIM
               Worldwide Spectrum Fund now known as AIM Global Value Fund.(13)

    (3)    -   Initial Capitalization Agreement dated September 27, 2001 for AIM
               Basic Balanced Fund.(15)

    (4)    -   Initial Capitalization Agreement dated December 27, 2001 for AIM
               Mid Cap Basic Value Fund.(18)

m   (1)    -   (a) Amended and Restated Master Distribution Plan (Class A
               Shares), dated August 18, 2003.(23)

           - (b) Amendment No. 1, dated October 29, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)


           - (c) Amendment No. 2, dated November 4, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

           - (d) Amendment No. 3, dated November 20, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

           - (e) Amendment No. 4, dated November 24, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)

           - (f) Amendment No. 5, dated November 25, 2003, to Amended and Restated Master Distribution Plan (Class A Shares).(23)


           - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(24)



           - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class A Shares) and A I M Distributors, Inc.(24)


    (2)    -   (a) Amended and Restated Master Distribution Plan (Class B
               Shares) (Securitization Feature), dated August 18, 2003.(23)

           - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature).(23)

           - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature).(23)

           - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature).(23)


           - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature).(23)


           - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature).(23)


           - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature) and A I M Distributors, Inc.(24)



           - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature)(24)


    (3)    -   (a) Amended and Restated Master Distribution Plan (Class C
               Shares), dated August 18, 2003.(23)

           - (b) Amendment No. 1, dated October 29, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

           - (c) Amendment No. 2, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

           - (d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

           - (e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)

           - (f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class C Shares).(23)


           - (g) Amendment No. 6, dated March 31, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(24)



           - (h) Amendment No. 7, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class C Shares) and A I M Distributors, Inc.(24)


    (4)    -   (a) Amended and Restated Master Distribution Plan (Class R
               Shares), dated August 18, 2003.(23)

           - (b) Amendment No. 1, dated November 4, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)

           - (c) Amendment No. 2, dated November 24, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)

           - (d) Amendment No. 3, dated November 25, 2003, to the Amended and Restated Master Distribution Plan (Class R Shares).(23)


           - (e) Amendment No. 4, dated April 30, 2004, to the Amended and Restated Master Distribution Plan between Registrant (Class R Shares) and A I M Distributors, Inc.(24)


    (5)    -   Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class A Shares).(23)

    (6)    -   Master Related Agreement to Amended and Restated Master
               Distribution Plan (Class C Shares).(23) (7) - Master Related
               Agreement to Amended and Restated Master Distribution Plan (Class
               R Shares).(23)

n (1)      -   Third Amended and Restated Multiple Class Plan of The AIM Family
               of Funds--Registered Trademark--, effective December 12, 2001, as amended and restated March 4, 2002 and October 31, 2002.(23)


n (2)      -   Fourth Amended and Restated Multiple Class Plan of The AIM Family
               of Funds--Registered Trademark--, effective December 12, 2001, as amended and restated March 4, 2002 and October 31, 2002 and as further amended and restated effective August 18, 2003.(23)


o          -   Reserved


p (1)      -   A I M Management Group Inc. Code of Ethics adopted May 1, 1981 as last amended June 10, 2003 relating to A I M Management Group
               Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(22)


    (2)    -   AIM Funds Code of Ethics of the Registrant, effective September
               23, 2000.(11)

     (1)       Incorporated by reference to PEA No. 70, filed on November 17,
               1995.

     (2)       Incorporated by reference to PEA No. 71, filed on April 26, 1996.

     (3)       Incorporated by reference to PEA No. 72, filed on April 28, 1997.

     (4)       Incorporated by reference to PEA No. 73, filed on July 25, 1997.

     (5)       Incorporated by reference to PEA No. 74, filed on February 27,
               1998.

     (6)       Incorporated by reference to PEA No. 75, filed on February 12,
               1999.

     (7)       Incorporated by reference to PEA No. 76, filed on April 15, 1999.

     (8)       Incorporated by reference to PEA No. 77, filed on March 9, 2000.

     (9)       Incorporated by reference to PEA No. 78, filed on March 13, 2000.

    (10)       Incorporated by reference to PEA No. 80, filed on June 15, 2000.

    (11)       Incorporated by reference to PEA No. 81, filed on September 29,
               2000.

    (12)       Incorporated by reference to PEA No. 82, filed on December 13,
               2000.

    (13)       Incorporated by reference to PEA No. 84, filed on April 27, 2001.

    (14)       Incorporated by reference to PEA No. 85, filed on July 13, 2001.

    (15)       Incorporated by reference to PEA No. 86, filed on October 12,
               2001.

    (16)       Incorporated by reference to PEA No. 87, filed on January 2,
               2002.

    (17)       Incorporated by reference to PEA No. 88, filed on March 1, 2002.

    (18)       Incorporated by reference to PEA No. 89, filed on April 26, 2002.

    (19)       Incorporated by reference to PEA No. 90, filed on May 22, 2002.

    (20)       Incorporated by reference to PEA No. 91, filed on November 7,
               2002.

    (21)       Incorporated by reference to PEA No. 92, filed on February 21,
               2003.

    (22)       Incorporated by reference to PEA No. 93, filed on April 25, 2003.


    (23)       Incorporated be reference to PEA No. 94, filed on March 1, 2004.



    (24)       Filed herewith electronically.


Item 24. Persons Controlled by or Under Common Control With the Fund

               None.

Item 25. Indemnification


               The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.


               A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

               Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor

               The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management--The Advisor" in the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27. Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


               AIM Combination Stock & Bond Funds
               AIM Counselor Series Trust
               AIM Equity Funds
               AIM Floating Rate Fund
               AIM Growth Series
               AIM International Mutual Funds
               AIM Investment Funds
               AIM Investment Securities Funds
               AIM Sector Funds
               AIM Special Opportunities Funds
               AIM Stock Funds
               AIM Summit Fund
               AIM Tax-Exempt Funds
               AIM Variable Insurance Funds

(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.




Name and Principal                         Position and Officers with                Positions and Offices
Business Address*                                  Underwriter                          with Registrant
-----------------                          --------------------------                ---------------------
Gene L. Needles                          Chairman, Director, President &        None
                                         Chief Executive Officer

Mark H. Williamson                       Director                               Trustee & Executive Vice President

John S. Cooper                           Executive Vice President               None

Marilyn M. Miller                        Executive Vice President               None

James L. Salners                         Executive Vice President               None

James E. Stueve                          Executive Vice President               None

Raymond R. Cunningham                    Senior Vice President                  None

Glenda A. Dayton                         Senior Vice President                  None

Ivy B. McLemore                          Senior Vice President                  None

David J. Nardecchia                      Senior Vice President                  None

Margaret A. Vinson                       Senior Vice President                  None

Gary K. Wendler                          Senior Vice President                  None

Stephen H. Bitteker                      First Vice President                   None

Kevin M. Carome                          Vice President                         Senior Vice President, Chief Legal
                                                                                Officer & Secretary

Mary A. Corcoran                         Vice President                         None

Rhonda Dixon-Gunner                      Vice President                         None

Dawn M. Hawley                           Vice President & Treasurer             None

Ofelia M. Mayo                           Vice President, General Counsel &      Assistant Secretary
                                         Assistant Secretary

Kim T. McAuliffe                         Vice President                         None

Linda L. Warriner                        Vice President                         None

Norman W. Woodson                        Vice President                         None

Rebecca Starling-Klatt                   Assistant Vice President & Chief       None
                                         Compliance Officer

Kathleen J. Pflueger                     Secretary                              Assistant Secretary


----------

*  11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)      None.

Item 28. Location of Accounts and Records


         A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc. (formerly known as A I M Fund Services, Inc.), P. O. Box 4739, Houston, Texas 77210-4739.


Item 29. Management Services

         None.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 26th day of April, 2004.

                                 REGISTRANT:   AIM FUNDS GROUP

                                             By:      /s/ ROBERT H. GRAHAM
                                                --------------------------------
                                                   Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                  SIGNATURES                                            TITLE                             DATE
                  ----------                                            -----                             ----

                /s/ Robert H. Graham                      Chairman, Trustee & President              April 26, 2004
         -----------------------------------              (Principal Executive Officer)
                 (Robert H. Graham)

                  /s/ Bob R. Baker*                                    Trustee                       April 26, 2004
         -----------------------------------
                   (Bob R. Baker)

                /s/ Frank S. Bayley*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Frank S. Bayley)

                 /s/ James T. Bunch*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (James T. Bunch)

               /s/ Bruce L. Crockett*                                  Trustee                       April 26, 2004
         -----------------------------------
                 (Bruce L. Crockett)

                /s/ Albert R. Dowden*                                  Trustee                       April 26, 2004
         -----------------------------------
                 (Albert R. Dowden)

              /s/ Edward K. Dunn, Jr.*                                 Trustee                       April 26, 2004
         -----------------------------------
                (Edward K. Dunn, Jr.)

                 /s/ Jack M. Fields*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Jack M. Fields)

                /s/ Carl Frischling*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Carl Frischling)

                /s/ Gerald J. Lewis*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Gerald J. Lewis)

               /s/ Prema Mathai-Davis*                                 Trustee                       April 26, 2004
         -----------------------------------
                (Prema Mathai-Davis)

                /s/ Lewis F. Pennock*                                  Trustee                       April 26, 2004
         -----------------------------------
                 (Lewis F. Pennock)

                /s/ Ruth H. Quigley*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Ruth H. Quigley)

                 /s/ Louis S. Sklar*                                   Trustee                       April 26, 2004
         -----------------------------------
                  (Louis S. Sklar)

                   /s/ Larry Soll*                                     Trustee                       April 26, 2004
         -----------------------------------
                    (Larry Soll)

               /s/ Mark H. Williamson*                                Trustee &                      April 26, 2004
         -----------------------------------                  Executive Vice President
                (Mark H. Williamson)

                /s/ Sidney M. Dilgren                        Vice President & Treasurer
         -----------------------------------                  (Principal Financial and
                 (Sidney M. Dilgren)                             Accounting Officer)

  *By           /s/ Robert H. Graham                                                                 April 26, 2004
         -----------------------------------
                  Robert H. Graham
                  Attorney-in-Fact


* Original Powers of Attorney authorizing Robert H. Graham and Kevin M. Carome, and each of them, to execute this Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant (with the exception of Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll) have been filed with the Securities and Exchange Commission with the Registration Statement of AIM Variable Insurance Funds on Form N-14 on December 31, 2003 and original Powers of Attorney for Bob R. Baker, James T. Bunch, Gerald J. Lewis and Larry Soll have been filed with the Securities and Exchange Commission with the Registration Statement of INVESCO Variable Investment Funds, Inc. on Form N-14 on December 31, 2003 and hereby are incorporated by reference.

                                      INDEX


Exhibit
Number         Description
------         -----------
d(1)(h)        Amendment No. 7, dated November 24, 2003, to the Master
               Investment Advisory Agreement, dated June 1, 2000, between
               Registrant and A I M Advisors, Inc.

e(1)(g)        Amendment No. 6, dated January 6, 2004, to the Amended and
               Restated Master Distribution Agreement, dated as of August 18,
               2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.

e(1)(h)        Amendment No. 7, dated March 31, 2004, to the Amended and
               Restated Master Distribution Agreement, dated as of August 18,
               2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.

e(1)(i)        Amendment No. 8, dated April 30, 2004, to the Amended and
               Restated Master Distribution Agreement, dated August 18, 2003, between Registrant (all classes of shares except Class B shares) and A I M Distributors, Inc.

e(2)(i)        Amendment No. 8, dated March 31, 2004, to the Amended and
               Restated Master Distribution Agreement, dated as of August 18,
               2003, between Registrant (Class B shares) and A I M Distributors,
               Inc.

e(2)(j)        Amendment No. 9, dated April 30, 2004, to the Amended and
               Restated Master Distribution Agreement, dated as of August 18,
               2003, between Registrant (Class B Shares) and A I M Distributors,
               Inc.

h(1)(f)        Amendment No. 5, dated May 14, 2003, to the Transfer Agency and
               Service Agreement, dated November 1, 1994, between Registrant and
               A I M Fund Services, Inc.

h(1)(g)        Amendment No. 6, dated June 11, 2003, to the Transfer Agency and
               Service Agreement, dated November 1, 1994, between Registrant and
               A I M Fund Services, Inc.

h(3)(h)        Amendment No. 7, dated November 24, 2003, to the Master
               Administrative Services Agreement, dated June 1, 2000, between
               Registrant and A I M Advisors, Inc.

h(6)           Expense Reimbursement Agreement Related to DST Transfer Agent
               System Conversion, dated June 30, 2003.

j(1)           Consent of PricewaterhouseCoopers LLP.

j(2)           Consent of Ballard Spahr Andrews & Ingersoll, LLP.

m(1)(g)        Amendment No. 6, dated March31, 2004, to the Amended and Restated
               Master Distribution Plan between Registrant (Class A Shares) and
               A I M Distributors, Inc.

m(1)(h)        Amendment No. 7, dated April 30, 2004, to the Amended and
               Restated Master Distribution Plan between Registrant (Class A
               Shares) and A I M Distributors, Inc.

m(2)(g)        Amendment No. 6, dated March 31, 2004, to the Amended and
               Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature) and A I M Distributors, Inc.

m(2)(h)        Amendment No. 7, dated April 30, 2004, to the Amended and
               Restated Master Distribution Plan (Class B Shares)
               (Securitization Feature)

m(3)(g)        Amendment No. 6, dated March 31, 2004, to the Amended and
               Restated Master Distribution Plan between Registrant (Class C
               Shares) and A I M Distributors, Inc.

m(3)(h)        Amendment No. 7, dated April 30, 2004, to the Amended and
               Restated Master Distribution Plan between Registrant (Class C
               Shares) and A I M Distributors, Inc.

m(4)(e)        Amendment No. 4, dated April 30, 2004, to the Amended and
               Restated Master Distribution Plan between Registrant (Class R
               Shares) and A I M Distributors, Inc.

p(1) A I M Management Group Inc. Code of Ethics adopted May 1, 1981 as last amended June 10, 2003 relating to A I M Management Group
               Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries